Exhibit 10.3

Execution version

EQUITY PURCHASE AGREEMENT

by and between

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

and

RCS CAPITAL CORPORATION

DATED AS OF SEPTEMBER 30, 2014

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Annex A	–	Calculation of Contingent Consideration

Exhibit A	–	Form of Buyer Note
Exhibit B-1	–	Form of Interim Sub-Advisory Agreement with respect to CCPT IV
Exhibit B-2	–	Form of Interim Sub-Advisory Agreement with respect to CCPT V
Exhibit B-3	–	Form of Interim Sub-Advisory Agreement with respect to CCIT
Exhibit B-4	–	Form of Interim Sub-Advisory Agreement with respect to CCIT II
Exhibit B-5	–	Form of Interim Sub-Advisory Agreement with respect to INAV
Exhibit C-1	–	Form of Wholesaling Agreement with respect to CCIT II
Exhibit C-2	–	Form of Wholesaling Agreement with respect to INAV
Exhibit C-3	–	Form of Wholesaling Agreement with respect to CCIT
Exhibit C-4	–	Form of Wholesaling Agreement with respect to CCPT IV
Exhibit C-5	–	Form of Wholesaling Agreement with respect to CCPT V
Exhibit D	–	Form of Employee Leasing Agreement
Exhibit E	–	Form of Side Letter
Exhibit F	–	Form of CCP Assignment and Assumption Agreement
Exhibit G	–	Form of Investment Allocation Agreement
Exhibit H	–	Form of Services Agreement
Exhibit I	–	Form of Non-Competition and Exclusivity Agreement
Exhibit J	–	Form of Registration Rights Agreement
Exhibit K-1	–	Form of Sub-Advisory Agreement with respect to CCPT IV
Exhibit K-2	–	Form of Sub-Advisory Agreement with respect to CCPT V
Exhibit K-3	–	Form of Sub-Advisory Agreement with respect to CCIT
Exhibit K-4	–	Form of Sub-Advisory Agreement with respect to CCIT II
Exhibit K-5	–	Form of Sub-Advisory Agreement with respect to INAV

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INDEX OF DEFINED TERMS

2015 Buyer VWAP Amount	Section 1.2(d)
2015 Excess Stock Amount	Section 1.2(d)
2015 Stock Threshold	Section 1.2(d)(ii)(x)
Actual EBITDA	Annex A Section 1.1(a)
Acquired Companies	Recitals
Acquired Companies’ Indebtedness	Section 10.3
Acquired Company Benefit Plans	Section 10.3
Acquired Company Qualified Plans	Section 3.10(c)
Acquired Interests	Section 1.1
Acquisition Transaction	Section 6.14
Action	Section 3.8(a)
Adjustment Amount	Section 2.1(e)
Affiliate	Section 10.3
Agreement	Preamble
Allocation Statement	Section 1.3
Ancillary Agreements	Section 10.3
Assumed Benefit Plan	Section 6.5(a)
Audited Financial Statements	Section 3.5
Auditor	Section 10.3
Breach	Section 8.2(a)
Broker	Section 3.1(d)
Broker Sale	Section 10.3
Business	Recitals
Business Day	Section 10.3
Business Employees	Section 6.5(c)
Business Information	Section 6.2(b)
Buyer	Preamble
Buyer Benefit Plan	Section 10.3
Buyer Class A Stock	Section 1.2(d)(ii)
Buyer Class B Stock	Section 4.2(a)
Buyer Disclosure Letter	Article IV
Buyer Indemnified Party	Section 8.2(a)
Buyer Note	Section 1.2(b)
Buyer Preferred Stock	Section 4.2(a)
Buyer SEC Documents	Section 4.6(a)
Buyer Shares	Section 1.2(d)(ii)(x)
Buyer Tax Indemnified Parties	Section 6.9(a)
Cole Sale	Annex A Section 1.1(b)
CCA	Recitals
CCC	Section 10.3
CCP	Recitals
Change in Control	Annex A Section 1.1(c)
CHC	Section 10.3
CHC Employment Agreement	Section 10.3
Claim	Section 8.2(f)
Closing Consideration	Section 1.2(d)
CMA	Section 7.4(b)
Code	Section 10.3
Company IP	Section 3.18(a)
Company Material Contracts	Section 10.3
Company Permits	Section 3.11(b)
Company Regulatory Agreement	Section 3.8(b)
Confidentiality Agreement	Section 6.2(b)
Contingent Consideration	Section 1.2(e)

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Contracts	Section 3.3(b)
Damages	Section 8.2(a)
Deferred Consideration	Section 1.2(d)
Designated Employees	Section 6.5(b)
Designated FF&E	Section 10.3
Designated Formation Funds	Section 6.12
Determination	Section 10.3
Determination Date	Section 2.1(d)
Earn-Out Auditor	Annex A Section 1.1(d)
Earn-Out- Buyer VWAP	Annex A Section 1.1(b)(ii)
Earn-Out Excess Stock Amount	Annex A Section 1.1(b)(ii)
Earn-Out Multiple	Annex A Section 1.1(e)
Earn-Out Payment	Annex A Section 1.2(a)
Earn-Out Stock Threshold	Annex A Section 1.1(b)(ii)
EFA	Section 3.1(c)
Equity Interests	Section 10.3
ERISA	Section 10.3
ERISA Affiliate	Section 10.3
Estimated Closing Net Working Capital	Section 10.3
Estimated Closing Net Working Capital Overage	Section 10.3
Estimated Closing Net Working Capital Shortage	Section 10.3
Estimated Closing Statement	Section 2.1(a)
Excess EBITDA	Annex A Section 1.1(f)
Final Closing Net Working Capital	Section 10.3
Final Closing Net Working Capital Overage	Section 10.3
Final Closing Net Working Capital Shortage	Section 10.3
Final Closing Statement	Section 2.1(b)
Final Contingent Consideration Statement	Annex A Section 1.3(c)
Final Earn-Out Payment Statement	Annex A Section 1.3(e)
Final Special Earn-Out Payment	Annex A Section 1.7(b)(4)
Financial Statements	Section 3.5
FINRA	Section 10.3
First Closing	Section 1.4(a)
First Closing Date	Section 1.4(a)
Form BD	Section 3.21(b)
Formation Fund Advisory Agreement	Section 6.12
Formation Fund Sub-Advisory Agreement	Section 6.12
GAAP	Section 10.3
Governing Documents	Section 10.3
Governmental Entity	Section 3.4
Gross Income	Section 10.3
HSR Act	Section 3.4
Incumbent Directors	Annex A Section 1.1(c)(iv)
Indebtedness	Section 10.3
Indemnified Party	Section 10.3
Indemnifying Party	Section 8.2(c)
Initial Closing Consideration	Section 1.2(a)
Initial Contingent Consideration Statement	Section Annex A Section 1.3(a)
Intellectual Property	Section 10.3
IRS	Section 10.3
Knowledge	Section 10.3
Law	Section 3.11(a)
Laws	Section 3.11(a)
Liens	Section 3.2(b)
Material Adverse Effect on Buyer	Section 10.3
Material Adverse Effect on Seller	Section 10.3

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Material Subsidiaries	Section 3.1(c)
MTN	Section 10.3
MTN Employment Agreement	Section 10.3
Multiemployer Plan	Section 10.3
NASD	Section 10.3
Net Working Capital	Section 10.3
Notice of Claim	Section 8.2(f)
Notice of Contingent Consideration Statement Disagreement	Annex A Section 1.3(b)
NYSE	Section 10.3
Orders	Section 3.8(a)
Outside Date	Section 9.1(c)
Parties	Preamble
Party	Preamble
Performance Period	Annex A Section 1.1(g)
Permitted Changes	Section 6.12
Permitted Liens	Section 10.3
Person	Section 10.3
Post-Closing Period	Section 10.3
Pre-Closing Period	Section 10.3
Pre-Closing Tax Return	Section 6.9(d)(i)
Premises	Section 10.3
Proposed Contingent Consideration Statement Adjustments	Annex A Section 1.3(b)
Registration Rights Agreement	Section 1.6(a)(vii)
Released Persons	Section 6.8
Releasing Persons	Section 6.8
Requisite Approvals	Section 7.1(a)
Restructuring Transactions	Section 6.10
Retained Employees	Section 10.3
SEC	Section 10.3
Second Closing	Section 1.4(a)
Second Closing Cash Consideration	Section 1.2(c)
Second Closing Date	Section 1.4(a)
Securities Act	Section 10.3
Seller	Preamble
Seller Disclosure Letter	Article III
Seller GP	Recitals
Seller GP/Cole Merger Agreement	Section 10.3
Seller Indemnified Party	Section 8.2(b)
Seller Tax Indemnified Parties	Section 6.9(b)
Special Earn-Out Event	Annex A Section 1.1(h)
Special Earn-Out Notice	Annex A Section 1.7(a)
Special Earn-Out Payment	Annex A Section 1.1(i)
Special Earn-Out Payment Calculation	Annex A Section 1.7(b)(2)
Special Earn-Out Statement	Annex A Section 1.7(b)(1)
Special Earn-Out Trigger Date	Annex A Section 1.7(a)
Straddle Period	Section 10.3
Straddle Period Tax Return	Section 6.9(d)(ii)
Subsidiary	Section 10.3
Target EBITDA	Annex A Section 1.1(j)
Target Net Working Capital	Section 10.3
Tax	Section 10.3
Tax Claim	Section 10.3
Tax Proceeding	Section 10.3
Tax Return	Section 10.3
Tax Sharing Agreement	Section 10.3
Taxes	Section 10.3

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Taxing Authority	Section 10.3
Test Date	Annex A Section 1.1(k)
Third Party Claim	Section 8.2(g)
Transfer Taxes	Section 6.9(i)
Unaudited Financial Statements	Section 3.5
Unresolved Contingent Consideration Statement Adjustments	Annex A Section 1.3(d)

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EQUITY PURCHASE AGREEMENT

EQUITY PURCHASE AGREEMENT, dated as of September 30, 2014 (as it may be amended or supplemented, this “Agreement”), by and between ARC Properties Operating Partnership, L.P., a Delaware limited partnership (“Seller”), and RCS Capital Corporation, a Delaware corporation (“Buyer”). Each of Seller and Buyer may be referred to herein as a “party” and collectively as the “parties.”

WITNESSETH:

WHEREAS, through the Acquired Companies (as defined below) and their respective Subsidiaries, Seller is engaged in the private capital management business, including the broker-dealer, wholesale distribution, non-traded REIT sponsorship and advisory businesses (referred to herein, together with all related intellectual property and all other related assets and properties, as the “Business”);

WHEREAS, Seller and Buyer wish to effect a strategic transaction pursuant to which, on the terms and subject to the conditions set forth in this Agreement, Seller will sell to Buyer, and Buyer will purchase from Seller, all of the outstanding Equity Interests held by Seller in each of Cole Capital Partners, LLC, an Arizona limited liability company (“CCP”), and Cole Capital Advisors, Inc., an Arizona corporation (“CCA” and, together with CCP, the “Acquired Companies”), such that, immediately following the consummation of the transaction, Buyer, through the Acquired Companies and their respective Subsidiaries, will be engaged in the Business;

WHEREAS, the Board of Directors of American Realty Capital Properties, Inc., a Maryland corporation and the general partner of Seller (“Seller GP”), has (a) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Seller, and (b) approved this Agreement and the transactions contemplated hereby; and

WHEREAS, the Board of Directors of Buyer has (a) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Buyer, and (b) approved this Agreement and the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Article I

PURCHASE AND SALE

Section 1.1           Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, at the Second Closing, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase and acquire from Seller, free and clear of all Liens, all of the outstanding Equity Interests in each of the Acquired Companies (the “Acquired Interests”).

Section 1.2           Consideration. Upon the terms and subject to the conditions of this Agreement, in consideration for the purchase of the Acquired Interests pursuant to Section 1.1:

(a)          at the First Closing, Buyer shall pay or cause to be paid to Seller or its designee cash in an amount equal to $10 million (the “Initial Closing Consideration”).

(b)          at the Second Closing, Buyer shall deliver or cause to be delivered to Seller, an unsecured note of Buyer in an aggregate principal amount of $300 million in the form attached hereto as Exhibit A (the “Buyer Note”).

(c)          at the Second Closing, Buyer shall pay or cause to be paid to Seller cash in an amount equal to $65 million (the “Second Closing Cash Consideration”).

(d)          if the Second Closing has occurred, then, on April 1, 2015, Buyer shall deliver or cause to be delivered to Seller the following aggregate consideration (the “Deferred Consideration” and together with the Buyer Note and the Second Closing Cash Consideration, the “Closing Consideration”):

(i)          cash in an amount equal to $125 million, plus, if applicable, an amount equal to the 2015 Excess Stock Amount; and

(ii)         as determined by Buyer in its sole discretion, either:

(x) 8,397,857 validly issued, fully paid and non-assessable shares (the “Buyer Shares”) of Class A common stock, par value $0.001, of Buyer (the “Buyer Class A Stock”), provided, however, if such number of shares is greater than a number representing nineteen and nine tenths percent (19.9%) of the shares of Buyer Class A Stock outstanding as of March 31, 2015 (such number, the “2015 Stock Threshold”), then such number of Buyer Shares to be delivered pursuant to this Section 1.2(d)(ii)(x) shall be reduced to the 2015 Stock Threshold; or

(y) cash in the amount equal to $200 million.

For purposes hereof, (i) “2015 Excess Stock Amount” shall mean the number of shares of Buyer Class A Stock in excess of the 2015 Stock Threshold that would have been issued under Section 1.2(d)(ii)(x) but for the proviso thereto, multiplied by the 2015 Buyer VWAP, and (ii) the “2015 Buyer VWAP” shall mean the intraday volume weighted average price of one share of Buyer Class A Stock, as reported by Bloomberg, LP, over the ten (10) trading days ending on the trading day immediately preceding April 1, 2015.

(e)          if the Second Closing has occurred, then, subject to Section 1.2(f), following the Second Closing, and as additional consideration for the Acquired Interests, Buyer shall pay or cause to be paid an earn-out payment or special earn-out payment, if any, in accordance with the terms and conditions set forth in Annex A hereto (the “Contingent Consideration”). The Contingent Consideration, if any, will be paid in cash and/or shares of Buyer Class A Stock in accordance with Annex A hereto.

(f)          Notwithstanding anything to the contrary herein, if, at the time Seller is entitled to receive the Deferred Consideration pursuant to Section 1.2(d), the sum of (i) the Gross Income that would be recognized by Seller attributable to the receipt of such Deferred Consideration in the tax year (such Gross Income determined based on the fair market value of the Buyer Shares at the time of their issuance), plus (ii) any other Gross Income that is reasonably expected to be recognized by Seller in the same tax year and that would not qualify as Gross Income under Section 856(c)(3) of the Code (the “Nonqualifying Income”), is reasonably expected to exceed 22.5% of the total Gross Income to be recognized by Seller in such tax year (the “Nonqualifying Income Limitation”), the amount of Deferred Consideration that exceeds the amount of Deferred Consideration Seller could receive pursuant to Section 1.2(d) and not exceed the Nonqualifying Income Limitation shall be deferred (the “Deferred Nonqualifying Consideration”) and Seller shall not be entitled to receive such Deferred Nonqualifying Consideration until the subsequent tax year. If the receipt of the Deferred Nonqualifying Consideration by Seller in such subsequent tax year would reasonably cause Seller to violate the Nonqualifying Income Limitation if applied to such subsequent tax year, the principles of the prior sentence shall be applied to the Deferred Nonqualifying Consideration in order to further defer the receipt by Seller of a sufficient amount of the Deferred Nonqualifying Consideration to subsequent tax years. The Deferred Nonqualifying Consideration payable pursuant to the prior two sentences shall be paid by Buyer to Seller within 5 days after the beginning of the tax year to which such Deferred Nonqualifying Consideration has been deferred. The Buyer shall not redeem, except as otherwise permitted under the Buyer Note, and Seller shall not transfer all or a portion of the Buyer Note in any tax year to the extent the Gross Income that would be recognized by Seller from such redemption or transfer if included in the Nonqualifying Income for such tax year, would cause the total Gross Income to be recognized by Seller in such tax year to exceed the Nonqualifying Income Limitation. The calculations required by this paragraph shall be reasonably determined by Seller in consultation with its external tax accountants. Seller shall notify and provide to Buyer in writing, no later than 5 days prior to the date of a scheduled payment of Deferred Consideration, a copy of such calculations and such notification shall set forth the amount, if any, of such Deferred Consideration that is Deferred Nonqualifying Consideration to be paid in a subsequent taxable year. Buyer shall have no liability to Seller, and shall be held harmless by Seller, in the event that the calculations prepared by Seller are erroneous.

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Section 1.3           Purchase Price Allocation. Buyer and Seller agree that the Closing Consideration and the Contingent Consideration, if any, shall be allocated among the assets of CCP, the stock of CCA and the Non-Competition and Exclusivity Agreement in accordance with Section 1060 of the Code (the “Allocation Statement”). Buyer and Seller shall cooperate to determine the Allocation Statement within 30 days following the date on which the Final Closing Statement has been determined in accordance with Section 2.1(b), subject to adjustment in the event of a payment of Contingent Consideration occurring after such determination. If the parties are unable to reach an agreement regarding the allocation, any disagreements shall be resolved by the Auditor and the determination by the Auditor shall be final and binding on the parties. The fees and expenses of the Auditor shall be shared equally by Seller and Buyer. The parties will report, act and file Tax Returns (including IRS Form 8594) in all respects and for all Tax purposes consistent with the Allocation Statement, and the parties and their respective Affiliates will not take any position inconsistent with the Allocation Statement for tax, accounting or financial reporting purposes, unless required to do so by applicable Law.

Section 1.4           Closings. Upon the terms and subject to the conditions set forth in this Agreement:

(a)          the closing (i) of the transactions contemplated by Section 1.5 of this Agreement, (the “First Closing”) shall take place at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York, 10153, on the date no later than three (3) Business Days after the date on which the last of the closing conditions set forth in Section 7.1, Section 7.2 and Section 7.3 shall have been satisfied or validly waived (subject to applicable Law) (other than those conditions that by their nature are to be satisfied (or validly waived) at the First Closing, but subject to such satisfaction or valid waiver), unless such time or date is extended by mutual agreement of the parties (the “First Closing Date”), and (ii) of the transactions contemplated by Section 1.6 of this Agreement (the “Second Closing”) shall take place at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York, 10153, on the date no later than three (3) Business Days after the date on which the last of the closing conditions set forth in Section 7.4, Section 7.5 and 7.6 shall have been satisfied or validly waived (subject to applicable Law) (other than those conditions that by their nature are to be satisfied (or validly waived) at the Second Closing, but subject to such satisfaction or valid waiver), unless such time or date is extended by mutual agreement of the parties (the “Second Closing Date”);

Section 1.5           First Closing Deliveries.

(a)          Buyer Deliveries to Seller. At the First Closing, Buyer shall deliver, or cause to be delivered, to Seller the following:

(i)          the Initial Closing Consideration, by wire transfer of immediately available funds to an account designated by Seller at least one Business Day prior to the First Closing Date;

(ii)         the Interim Sub-Advisory Agreements in the forms attached hereto as Exhibits B-1 through B-5 executed by the respective parties thereto;

(iii)        the Wholesaling Agreements in the forms attached hereto as Exhibits C-1 through C-5 executed by the respective parties thereto;

(iv)        the Employee Leasing Agreement in the form attached hereto as Exhibit D executed by the respective parties thereto; and

(v)         the Side Letter in the form attached hereto as Exhibit E executed by the respective parties thereto.

(b)          Seller Deliveries to Buyer. At the First Closing, Seller shall deliver, or cause to be delivered, to Buyer the following:

(i)          the Interim Sub-Advisory Agreements in the forms attached hereto as Exhibits B-1 through B-5 executed by the respective parties thereto;

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(ii)         the Wholesaling Agreements in the forms attached hereto as Exhibits C-1 through C-5 executed by the respective parties thereto;

(iii)        the Employee Leasing Agreement in the form attached hereto as Exhibit D executed by the respective parties thereto; and

(iv)        the Side Letter in the form attached hereto as Exhibit E executed by the respective parties thereto.

Section 1.6           Second Closing Deliveries.

(a)          At the Second Closing, Buyer shall deliver, or cause to be delivered, to Seller the following:

(i)          the Second Closing Cash Consideration.

(ii)         the Buyer Note;

(iii)        the CCP Assignment and Assumption Agreement in the form attached hereto as Exhibit F, executed by the parties thereto;

(iv)        the Investment Allocation Agreement in the form attached hereto as Exhibit G executed by the parties thereto;

(v)         the Services Agreement in the form attached hereto as Exhibit H executed by the parties thereto;

(vi)        the Non-Competition and Exclusivity Agreement in the form attached hereto as Exhibit I executed by the parties thereto; and

(vii)       the Registration Rights Agreement in the form attached hereto as Exhibit J executed by the parties thereto (the “Registration Rights Agreement”).

(b)          At the Second Closing, Seller shall deliver, or cause to be delivered, to Buyer the following:

(i)          the CCP Assignment and Assumption Agreement in the form attached hereto as Exhibit F, executed by the parties thereto;

(ii)         stock certificates representing the capital stock of CCA, together with stock powers duly executed in blank in form and substance reasonably satisfactory to Seller and Buyer and with all required stock transfer tax stamps affixed;

(iii)        the resignations, effective as of the Second Closing (and otherwise in form and substance reasonably satisfactory to Seller and Buyer), of each of the directors and/or managers of each of the Acquired Companies and their respective Subsidiaries, except for such persons as shall have been designated by Buyer to Seller in writing prior to the First Closing Date;

(iv)        the Investment Allocation Agreement in the form attached hereto as Exhibit G executed by the parties thereto;

(v)         the Sub-Advisory Agreements in the forms attached hereto as Exhibits K-1 through K-5 executed by the respective parties thereto;

(vi)        the Services Agreement in the form attached hereto as Exhibit H executed by the parties thereto;

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(vii)       an instrument terminating the Agreement, dated January 8, 2014, by and among AR Capital, LLC, Nicholas Schorsch and Seller GP executed by the respective parties and in form and substance satisfactory to Seller and Buyer;

(viii)      the Non-Competition and Exclusivity Agreement, substantially in the form attached hereto as Exhibit I, executed by each of the parties set forth in such Exhibit;

(ix)         an instrument or instruments in form and substance satisfactory to Buyer and Seller assigning to Buyer, to the extent permissible, (A) the non-competition provisions applicable to CHC contained in the Seller GP/Cole Merger Agreement and the CHC Employment Agreement, and (B) the non-competition provisions applicable to MTN contained in the MTN Employment Agreement;

(x)          the Registration Rights Agreement executed by the parties thereto; and

(xi)         such other documents and instruments, including the organizational documents of the Acquired Companies, as may be reasonably requested by Buyer to effect or evidence the purchase of the Acquired Interests and the other transactions contemplated by this Agreement, in form and substance reasonably satisfactory to Buyer.

Section 1.7           Deferred Payment. If the Second Closing has occurred, then, on April 1, 2015, Buyer shall deliver or cause to be delivered to Seller the Deferred Payment. If the Deferred Payment includes any Buyer Shares, then, on April 1, 2015, the Buyer shall cause to be made a book entry statement from Buyer’s transfer agent reflecting the issuance of such Buyer Shares to Seller.

Section 1.8           Withholding Rights. Buyer shall be entitled to deduct and withhold from any cash or other consideration required to be delivered pursuant to this Agreement such amounts as Buyer is required to deduct and withhold under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign Tax law, with respect to the making of such payment. To the extent the amounts are so withheld by Buyer and paid over to the appropriate Taxing Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made.

Section 1.9           Adjustment to Stock Consideration. Notwithstanding any other provision of this Agreement, in the event of a dividend (whether cash or otherwise), stock split, reverse stock split, extraordinary dividend, recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, exchange of shares or rights offering to purchase shares of Buyer, or other similar corporate event or transaction that affects the Buyer Shares (a “Corporate Event”), then, without any further corporate action on the part of Buyer or Seller (A) in the event that the Corporate Event entitles the holders of Buyer Class A Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets (including cash) with respect to shares of Buyer Class A Stock, then upon delivery of the Buyer Shares to Seller pursuant to this Agreement, Buyer shall also deliver to Seller such stock, securities or assets (including cash) Seller would have been entitled to receive as a holder of Buyer Class A Stock if the Buyer Shares had been issued to Seller as of the Second Closing Date and (B) in the event that the Corporate Event entitles the holders of Buyer Class A Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets (including cash) in exchange for Buyer Class A Stock, then at the time delivery of the Buyer Shares to Seller pursuant to this Agreement would otherwise occur, Buyer (or any successor entity resulting from such Corporate Event) shall deliver to Seller, in lieu of the Buyer Shares to be delivered to Seller pursuant to this Agreement, such stock, securities or assets (including cash) Seller would have been entitled to receive as a holder of Buyer Class A Stock if the Buyer Shares had been issued to Seller as of the Second Closing Date.

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Article II

WORKING CAPITAL ADJUSTMENT

Section 2.1           Working Capital Adjustment.

(a)          No less than three (3) Business Days prior to the Second Closing Date, Seller shall prepare and deliver to Buyer a written closing statement (the “Estimated Closing Statement”) of the Estimated Closing Net Working Capital, including the resulting Estimated Closing Net Working Capital Overage (if any) or Estimated Closing Net Working Capital Shortage (if any), which Estimated Closing Statement shall be prepared in good faith in accordance with GAAP applied on a basis consistent with Seller’s accounting principles, policies and methodologies used in connection with the preparation of the Financial Statements.

(b)          No more than forty-five (45) days after the Second Closing Date, Buyer shall prepare and deliver to Seller a written statement (the “Final Closing Statement”), as of the Second Closing Date, of the Final Closing Net Working Capital, including the resulting Final Closing Net Working Capital Overage (if any) or Final Closing Net Working Capital Shortage (if any), and including a reasonably detailed breakdown of the various amounts of each component of Net Working Capital, which Final Closing Statement shall be prepared in good faith in accordance with GAAP applied on a basis consistent with Seller’s accounting principles, policies and methodologies used in connection with the preparation of the Financial Statements.

(c)          No less than five (5) Business Days following the date hereof, Seller shall prepare and deliver to Buyer an illustrative example of the Final Closing Statement (including calculations of Net Working Capital), calculated as if the Second Closing Date were June 30, 2014.

(d)          If Seller disagrees with the calculation of any amounts on the Final Closing Statement, Seller shall, within thirty (30) days after receipt of the Final Closing Statement, notify Buyer of such disagreement in writing, setting forth in detail the particulars of such disagreement. Buyer will provide Seller with reasonable access upon reasonable notice to any of Buyer’s records and relevant employees not otherwise available to Seller as a result of the transactions contemplated hereby, to the extent reasonably related to Seller’s review of the Final Closing Statement. If Seller does not provide such notice of disagreement within the thirty (30)-day period, Seller shall be deemed to have accepted the Final Closing Statement and the calculation of all amounts set forth thereon, which shall be final, binding and conclusive for purposes of this Agreement and not subject to any further recourse by Seller or its Affiliates. If any such notice of disagreement is timely provided, Seller and Buyer shall use reasonable best efforts for a period of five (5) Business Days (or such longer period as they may mutually agree) to resolve any disagreements with respect to the calculation of any and all amounts set forth on the Final Closing Statement. If, at the end of such period, Seller and Buyer are unable to fully resolve the disagreements, the Auditor shall resolve any remaining disagreements. The Auditor shall be instructed to (i) consider only such matters as to which there is a disagreement, (ii) determine, as promptly as practicable, whether the disputed amounts set forth on the Final Closing Statement were prepared in accordance with the standards set forth in this Agreement, and (iii) deliver, as promptly as practicable, to Seller and Buyer its determination in writing. The resolution for each disputed item contained in the Auditor’s determination shall be made subject to the definitions and principles set forth in this Agreement, and shall be consistent with either the position of Seller or Buyer. Seller and Buyer shall bear their own expenses in the preparation and review of the Estimated Closing Statement and Final Closing Statement. The fees and expenses of the Auditor shall be allocated between Seller on the one hand, and Buyer, on the other hand, in inverse proportion as they may prevail on the matters resolved by the Auditor, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute and shall be determined by the Auditor at the time the determination of such firm is rendered on the merits of the matters submitted. The determination of the Auditor shall be final, binding and conclusive for purposes of this Agreement and not subject to any further recourse by Seller, Buyer or their respective Affiliates. Any dispute with respect to the Final Closing Statement will not affect any undisputed amounts in the Final Closing Statement. For purposes of this Agreement, the date on which the amounts set forth on the Final Closing Statement are finally determined in accordance with this Section 2.1(d) shall be the “Determination Date.”

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(e)          Promptly after the Determination Date, the Closing Consideration shall be adjusted by an amount (the “Adjustment Amount”) equal to the sum of (i) the Final Closing Net Working Capital Overage (if any) minus (ii) the Final Closing Net Working Capital Shortage (if any). The Adjustment Amount may be a positive or negative number. If the Adjustment Amount is a positive number, then the Closing Consideration shall be increased by the absolute value of the Adjustment Amount and Buyer shall pay to Seller an amount in cash equal to the Adjustment Amount, together with interest thereon from and including the Second Closing Date through and including the date immediately prior to the payment date at a rate of 1.7% per annum, such payment to be made by wire transfer of immediately available funds to an account designated by Seller no later than five (5) Business Days after the Determination Date. If the Adjustment Amount is a negative number, then the Closing Consideration shall be decreased by the absolute value of the Adjustment Amount, and Seller shall pay to Buyer an amount in cash equal to such absolute value, together with interest thereon from and including the Second Closing Date through and including the date immediately prior to the payment date at a rate of 1.7% per annum, such payment to be made by wire transfer of immediately available funds to an account designated by Buyer no later than five (5) Business Days after the Determination Date.

Article III

REPRESENTATIONS AND WARRANTIES OF SELLER

Except (i) as disclosed in the forms, statements and reports of Seller publicly available, filed with, or furnished (on a publicly available basis) to, as applicable, the SEC on or after February 7, 2014 and prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks or other matters included in any “forward-looking statements” disclaimer or other statements that are cautionary, predictive or forward-looking in nature, which in no event shall be deemed to be an exception to, or disclosure for purposes of, any representation or warranty set forth in this Article III), or (ii) as specifically disclosed in a correspondingly numbered section of the disclosure letter (the “Seller Disclosure Letter”) delivered by Seller to Buyer prior to the execution of this Agreement (it being acknowledged and agreed that disclosure of any item in any section or subsection of the Seller Disclosure Letter shall be deemed disclosed with respect to any other section or subsection of this Agreement to the extent the applicability of such disclosure is reasonably apparent on its face), Seller hereby represents and warrants to Buyer as follows:

Section 3.1           Corporate Organization.

(a)          Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Acquired Company is a corporation or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each Acquired Company has all requisite corporate or limited liability company power and authority to own or lease all of its properties and assets and to carry on its Business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the Business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except for failures to be so licensed or qualified, as the case may be, that would not, individually or in the aggregate, be material to the Acquired Companies and their respective Subsidiaries taken as a whole.

(b)          Each Acquired Company’s Subsidiary (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its Business requires it to be so qualified and (iii) has all requisite corporate or limited liability company power and authority to own or lease its properties and assets and to carry on its business as now conducted, except for failures to be so qualified or in good standing or have such requisite powers, as the case may be, that would not, individually or in the aggregate, be material to the Acquired Companies and their respective Subsidiaries taken as a whole.

(c)          Other than each Acquired Company’s Subsidiaries, the Acquired Companies do not hold any interests, either directly or indirectly, in any other entities. The following constitute the only material Subsidiaries of the Acquired Companies: Cole Growth Opportunity Fund I, GP LLC, Equity Fund Advisors, Inc. (“EFA”), Cole Corporate Income Advisors II, LLC, Cole REIT Advisors, LLC, Cole REIT Advisors II, LLC, Cole REIT Advisors

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IV, LLC, Cole Corporate Income Advisors, LLC, Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, Cole Capital Corporation, Cole Corporate Income Advisors III, LLC, Cole REIT Advisors V, LLC, Cole REIT Advisors VI, LLC , CCSN III, LLC and CCSN IV, LLC (the “Material Subsidiaries”).

(d)          Section 3.1(d) of the Seller Disclosure Letter sets forth the name of each Acquired Company or Subsidiary of an Acquired Company which is a broker-dealer registered with the SEC and a member of FINRA (each, a “Broker”).

Section 3.2           Capitalization.

(a)          All of the authorized, issued and outstanding Equity Interests of each of the Acquired Companies are owned beneficially of record by Seller. As of the date of this Agreement, none of the Equity Interests of any Acquired Company or any of its Subsidiaries were held in such Acquired Company’s or Subsidiary’s treasury. As of the date of this Agreement, no Equity Interests of any Acquired Company or any of its Subsidiaries were reserved for issuance. All of the issued and outstanding Equity Interests of each Acquired Company have been duly authorized and validly issued and, as applicable, are fully paid, nonassessable, free and clear of all Liens (other than Permitted Liens), and not subject to preemptive rights. Except pursuant to this Agreement, the Acquired Companies do not have and are not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any Equity Interests of any Acquired Company or any securities representing the right to purchase or otherwise receive any such Equity Interests. Neither the Acquired Companies nor any of their respective Subsidiaries have issued or awarded, or authorized the issuance or award of any, and there are currently no outstanding, options or other equity-based awards under the Acquired Company Benefit Plans or otherwise for the purchase or issuance of any Equity Interests of any Acquired Company. There are no outstanding bonds, debentures, notes or other Indebtedness of any Acquired Company or any Subsidiary of an Acquired Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of Equity Interests in any Acquired Company or such Subsidiary may vote.

(b)          All of the issued and outstanding shares of capital stock or other Equity Interests of each Subsidiary of an Acquired Company are owned by such Acquired Company, directly or indirectly, free and clear of any liens, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind (other than liens for property Taxes not yet due and payable, collectively, “Liens”), other than Permitted Liens (which shall be released in full at or prior to the Second Closing) and all of such shares or Equity Interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No such Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or other Equity Interest of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other Equity Interest of such Subsidiary. No Subsidiary of any Acquired Company owns any Equity Interests in any Acquired Company.

Section 3.3           Authority; No Violation.

(a)          Seller has full limited partnership power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Agreement to which Seller is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Seller GP, as the general partner of Seller. No other limited partnership proceedings on the part of Seller are necessary to approve this Agreement or such Ancillary Agreements or to consummate the transactions contemplated hereby and thereby. This Agreement and such Ancillary Agreements have been duly and validly executed and delivered by Seller and (assuming due authorization, execution and delivery by the other parties thereto) constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms (except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies).

(b)          Neither the execution and delivery by Seller of this Agreement or any Ancillary Agreement to which it is a party nor the consummation by Seller of the transactions contemplated hereby and thereby, nor compliance by Seller with any of the terms or provisions this Agreement or any such Ancillary Agreement, will (i)

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violate any provision of the Governing Documents of Seller or any of the Acquired Companies or their respective Subsidiaries or (ii) assuming that the consents, approvals and filings referred to in Section 3.4 are duly obtained and/or made, (A) violate any statute, code, ordinance, rule, regulation or Order applicable to the Acquired Companies, any of their respective Subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of the Acquired Companies or any of their respective Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument (collectively, “Contracts”) to which any Acquired Company or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults with respect to clause (ii)(B) that are not reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect on Seller.

Section 3.4           Consents and Approvals. Except for (i) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (ii) such notices and applications with FINRA that are required under FINRA and NASD rules, (iii) such filings and approvals as are required to be made or obtained under applicable securities or “blue sky” laws in connection with the issuance of the Buyer Shares pursuant to this Agreement and (iv) such filings, consents and approvals set forth in Section 3.4 of the Seller Disclosure Letter, no material consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental authority or instrumentality or applicable self-regulatory organization (each a “Governmental Entity”) are necessary in connection with (A) the execution and delivery by Seller of this Agreement or any Ancillary Agreement to which it is a party and (B) the consummation by Seller of the transactions contemplated by this Agreement or such Ancillary Agreements.

Section 3.5           Financial Statements. Seller has previously made available to Buyer true and complete copies of (a) the audited consolidated balance sheets of CCA and its Subsidiaries as of December 31, 2010 and December 31, 2011, and the related consolidated statements of operations for the years then ended (the “Audited Financial Statements”), (b) the unaudited summary balance sheets of CCP as of December 31, 2010, December 31, 2011 and December 31, 2012 and the related summary income statements for the years then ended, (c) the unaudited consolidated summary balance sheet of CCA as of November 30, 2012, and the related consolidated summary income statement for the period then ended, and (d) the unaudited summary balance sheet of CCC as of December 31, 2013 and the notes thereto (the items set forth in clauses (b), (c) and (d) of this Section 3.5 the “Unaudited Financial Statements” and, together with the Audited Financial Statements, the “Financial Statements”). Except as described in the notes thereto and, in the case of the Unaudited Financial Statements, the absence of notes, and normal adjustments (which, in the aggregate, are not and will not be material), the Financial Statements have been prepared in accordance with GAAP consistently applied and fairly present, in all material respects, the financial condition and results of operations of the Acquired Companies and their respective Subsidiaries as of the dates thereof or for the periods then ended, as applicable.

Section 3.6           Broker’s Fees. Neither Seller nor any Acquired Company or its Subsidiaries, nor any of their respective officers or directors has employed any broker, investment banker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees or other similar fees or commissions in connection with the transactions contemplated by this Agreement, other than Moelis & Company LLC (the fees and expenses in respect of which shall be paid by Seller.

Section 3.7           Absence of Certain Changes or Events. Since February 7, 2014, the Acquired Companies and their respective Subsidiaries have conducted their respective businesses, in all material respects, only in the ordinary course consistent with past practice, and there has not been:

(a)          any issuance or award of any equity awards or other equity-based awards in respect of any Equity Interests of any Acquired Company or any of its Subsidiaries to any director, officer or employee of such Acquired Company or any of its Subsidiaries;

(b)          except as required by the terms of any of the Acquired Company Benefit Plans or by applicable Law or in the ordinary course of business, (i) any granting by Seller, any Acquired Company or any of its

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Subsidiaries to any Business Employee of any increase in compensation, bonus or other benefits, (ii) any granting by Seller, any Acquired Company or any of its Subsidiaries to any Business Employee of any increase in severance or termination pay, (iii) any entry by any Acquired Company or any of its Subsidiaries into, or any amendment of, any employment, deferred compensation, consulting, severance, termination or indemnification agreement with any Business Employee, or (iv) any establishment, adoption, entry into, amendment or modification of any Acquired Company Benefit Plan for the benefit of any Business Employee;

(c)          any change in any material respect in accounting methods, principles or practices by any Acquired Company or any of its Subsidiaries affecting its assets, liabilities or business, other than changes after the date hereof to the extent required by a change in GAAP or regulatory accounting principles;

(d)          any material Tax election or change in or revocation of any material Tax election, amendment to any material Tax return, closing agreement with respect to Taxes, or settlement or compromise of any material income Tax liability by any Acquired Company or any of its Subsidiaries;

(e)          any material change in its investment or risk management or other similar policies; or

(f)          any agreement or commitment (contingent or otherwise) to do any of the foregoing.

Section 3.8           Legal Proceedings.

(a)          There are no (i) actions, claims, suits, arbitrations, investigations or proceedings (each, an “Action”) pending (or, to the Knowledge of Seller, threatened) against or affecting any Acquired Company or any of its Subsidiaries, or any of their respective properties, at law or in equity, or (ii) orders, judgments, injunctions, awards, stipulations, decrees or writs handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Entity (collectively, “Orders”) against any Acquired Company or any of its Subsidiaries, in each case of clause (i) or (ii), which would, individually or in the aggregate, be material to the Acquired Companies and their respective Subsidiaries taken as a whole.

(b)          Neither the Acquired Companies nor any of their respective Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is party to any commitment letter or similar undertaking to, or is subject to any Order or directive by, or has been since February 7, 2014, a recipient of any supervisory letter from, or has been ordered to pay any material civil money penalty by, or since February 7, 2014, has adopted any policies, procedures or board resolutions at the request or suggestion of any Governmental Entity, in each case that currently restricts in any material respect the conduct of its business (each, whether or not set forth in the Seller Disclosure Letter, a “Company Regulatory Agreement”), nor has any Acquired Company or any of its Subsidiaries received written notice since February 7, 2014, by any Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Company Regulatory Agreement.

Section 3.9           Taxes and Tax Returns.

(a)          all income, franchise and other material Tax Returns required by Law to be filed by the Acquired Companies and their Subsidiaries have been timely filed with the appropriate Taxing Authority when due (taking into account extensions validly obtained), all such Tax Returns were true, correct and complete in all material respects, and all material amounts of Taxes payable by the Acquired Companies and their Subsidiaries that were due and payable prior to the Second Closing Date (whether or not shown on a return) have been paid within the required time periods, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith by appropriate proceedings which have not been finally determined, and have been adequately reserved against in accordance with GAAP on Seller’s or Seller GP’s most recent consolidated financial statements.

(b)          no written claim has been made by a Taxing Authority in a jurisdiction in which any of the Acquired Companies or any of their Subsidiaries do not file Tax Returns that such entity is or may be subject to Tax in that jurisdiction.

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(c)          all material amounts of Taxes that the Acquired Companies and their Subsidiaries are or have been required by Law to withhold or collect for payment to a Taxing Authority on behalf of another Person, regardless of the characterization by the Acquired Companies and their Subsidiaries or the payee of the payments giving rise to such requirement or the characterization of the status of the payee as an employee, independent contractor, member or otherwise of the Acquired Companies or any of their Subsidiaries, have been duly withheld or collected, and have been paid to the proper Taxing Authority within the time prescribed by applicable Law.

(d)          the Acquired Companies and their Subsidiaries do not have in effect any waiver or extension of any statute of limitations, or any closing agreement or similar agreement with any Taxing Authority, with respect to Taxes.

(e)          there are no claims pending or, to the Knowledge of Seller, threatened against the Acquired Companies or any of their Subsidiaries for past due Taxes.

(f)          no audits, examinations, investigations or other proceedings in respect of any Tax or Tax matter of the Acquired Companies or any of their Subsidiaries are pending, or have been threatened in writing.

(g)          Seller, the Acquired Companies and their Subsidiaries have not participated in and have no liability or obligation with respect to any “listed transaction” within the meaning of Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(h)          there are no liens for Taxes upon the assets of the Acquired Companies or any of their Subsidiaries other than in respect of any Tax liability not yet due and payable.

(i)          the Acquired Companies and their Subsidiaries are not a party to and are not bound by any Tax Sharing Agreement. The Acquired Companies and their Subsidiaries have never been a member of an affiliated group filing a consolidated U.S. federal income Tax Return other than the group the parent of which is CCA and neither the Acquired Companies nor any of their Subsidiaries have assumed liability for the Taxes of any Person as a transferee or successor, by contract or otherwise, other than customary Tax indemnification or other arrangements contained in a commercial agreement entered into in the ordinary course of business the primary purpose of which does not relate to Taxes.

(j)          no Acquired Company nor any of its Subsidiaries has (i) deferred the payment of Taxes by the use of the cash, installment or a long-term contract method of accounting or (ii) been required to make an adjustment under Section 481 of the Code (or any corresponding or similar provisions of state, local or foreign Law) because of a change of method of accounting.

(k)          no Acquired Company nor any of its Subsidiaries will be required to include amounts in income, or exclude items of deduction, after the Second Closing Date as a result of (i) any intercompany transaction or excess loss account described in the Treasury Regulations promulgated pursuant to Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Law) arising or occurring on or prior to the Second Closing, (ii) any agreement with a Governmental Authority entered into prior to the Second Closing or (iii) the receipt of prepaid amounts by the Acquired Companies or any of their Subsidiaries prior to the Second Closing.

(l)          Seller is not a “foreign person” within the meaning of Treasury Regulations Section 1.1445-2.

(m)        no election has ever been made to treat CCP or its Subsidiaries as associations taxable as corporations for U.S. federal income tax purposes and each is and has been properly treated as a disregarded entity as defined in Treasury Regulations Section 301.7701-3(b)(ii) since all of the equity of CCP was acquired by Seller.

(n)         none of the Acquired Companies or their Subsidiaries have constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the two years prior to the date of this Agreement.

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(o)          no written power of attorney that has been granted by Seller, the Acquired Companies or their Subsidiaries currently is in force with respect to any matter relating to Taxes of the Acquired Companies and their Subsidiaries that would continue in effect after the Second Closing.

Section 3.10         Employee Benefits.

(a)          Section 3.10(a) of the Seller Disclosure Letter includes a complete list of all material Acquired Company Benefit Plans.

(b)          All material contributions required to be made to any Acquired Company Benefit Plan on behalf of the Business Employees by applicable law or regulation or by any plan document or other contractual undertaking, and all premiums due or payable on behalf of the Business Employees with respect to insurance policies funding any Acquired Company Benefit Plan, for any period through the date hereof have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the financial statements to the extent required by GAAP.

(c)          With respect to each Acquired Company Benefit Plan as applicable to the Business Employees, (i) such Acquired Company Benefit Plan complies in form in all material respects with all provisions of ERISA, the Code and all other applicable laws and regulations applicable to such Acquired Company Benefit Plan, (ii) such Acquired Company Benefit Plan has been administered in all material respects in accordance with its terms and (iii) each Acquired Company Benefit Plan that is intended to be a “qualified plan within the meaning of Section 401(a) of the Code (“Acquired Company Qualified Plans”) has been issued a favorable determination letter by the IRS that has not been revoked or is entitled to rely on a favorable opinion issued by the IRS, and, to the Knowledge of Seller, there are no existing circumstances and no events have occurred that would reasonably be expected to adversely affect the qualified status of any Acquired Company Qualified Plan. None of Seller, the Acquired Companies, their Subsidiaries and their ERISA Affiliates nor, to the Knowledge of Seller, any other Person, including any fiduciary, has engaged in any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA), which would reasonably be expected to subject any of Assumed Benefit Plan, any Acquired Company or any of its Subsidiaries or any person that any Acquired Company or any of its Subsidiaries has an obligation to indemnify, to any material Tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA. No Acquired Company Benefit Plan is subject to Title IV or Section 302 of ERISA or Section 412 of the Code.

(d)          (i) No Acquired Company Benefit Plan is a Multiemployer Plan or a plan that has two (2) or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.

(e)          Except as set forth on Section 3.10(e) of the Seller Disclosure Letter, neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will by itself (i) result in any material payment or benefit becoming due or payable, or required to be provided, to any Business Employee, (ii) materially increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any Business Employee, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation to any Business Employees or (iv) result in any material amount failing to be deductible by reason of Section 280G of the Code with respect to any Business Employee.

(f)          No labor organization or group of employees of any Acquired Company or any of its Subsidiaries has made a pending demand for recognition or certification with respect to any Business Employee, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of Seller, threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority with respect to any Business Employee. Each Acquired Company and its Subsidiaries is in material compliance with all applicable Laws respecting employment and employment practices, immigration, terms and conditions of employment, wages and hours and occupational safety and health with respect to the Business Employees.

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Section 3.11         Compliance with Law; Permits.

(a)          Except for such matters as would not, individually or in the aggregate, be material to the Acquired Companies and their respective Subsidiaries taken as a whole, each Acquired Company and each of its Subsidiaries is, and since the later of February 7, 2014 and its respective date of formation or organization has been, in compliance with and is not in default under or in violation of any applicable federal, state, local or foreign or provincial law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, award or agency requirement of or undertaking to or agreement with any Governmental Entity (collectively, “Laws” and each, a “Law”).

(b)          The Acquired Companies and their respective Subsidiaries are in possession of all material franchises, tariffs, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Acquired Companies and their respective Subsidiaries, including each Broker, to own, lease and operate their properties and assets and to carry on their businesses as they are now being conducted (the “Company Permits”). All the Company Permits are in full force and effect, except for any failure to be in full force and effect that would not be material to the Acquired Companies and their respective Subsidiaries, taken as a whole. The Acquired Companies and their respective Subsidiaries are not, and since February 7, 2014 have not been, in material violation or breach of, or material default under, any Company Permit.

Section 3.12         Certain Contracts.

(a)          Except for any advisory agreements, selling agreements or employment agreements, neither the Acquired Companies nor any of their respective Subsidiaries is a party to or bound by: (i) any non-competition Contract which purports to limit or restrict in any material respect the manner in which, or the localities in which, the business of any Acquired Company or its Subsidiaries is conducted, (ii) any material Contract, not otherwise terminable on sixty (60) or fewer days’ notice, providing for any payments that are conditioned, in whole or in part, on, or any Contract that is terminable upon or otherwise prohibits, a change of control of any Acquired Company or any of its respective Subsidiaries, (iii) any Contract which would reasonably be expected to materially delay the consummation of the transactions contemplated by this Agreement or (iv) any Contract not made in the ordinary course of business that would require any payment or series of payments in an amount greater than $500,000 per year or in any year.

(b)          Each Company Material Contract is valid and binding on the Acquired Company party thereto (or, to the extent a Subsidiary of an Acquired Company is a party, such Subsidiary) and, to the Knowledge of Seller, any other party thereto and is in full force and effect. Neither the Acquired Companies nor any of their respective Subsidiaries is in material breach or default under any Company Material Contract. As of the date hereof, neither Seller, any Acquired Company nor any Subsidiary of any Acquired Company has received written notice of any material violation or default under any Company Material Contract by any other party thereto.

Section 3.13         Undisclosed Liabilities.

Except for (i) those liabilities that are reflected or reserved against in the Financial Statements (including any notes thereto), (ii) liabilities incurred in connection with this Agreement and the transactions contemplated hereby and (iii) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2013, neither the Acquired Companies nor any of their respective Subsidiaries has incurred any liability of any nature that would be required under GAAP to be set forth on the financial statements of the Acquired Companies. There is no Acquired Companies’ Indebtedness.

Section 3.14         Environmental Liability.

There are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action, private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that are reasonably likely to result in the imposition, on the Acquired Companies or any of their respective Subsidiaries of any liability or obligation arising under common law or under any local, state or federal environmental statute, regulation or ordinance pending or threatened against any such Person, except as would not

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be reasonably likely to be, individually or in the aggregate, material to the Acquired Companies and their respective Subsidiaries taken as a whole. Neither the Acquired Companies nor any of their respective Subsidiaries are subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or third party imposing any liability or obligation with respect to the foregoing that is reasonably likely to be, individually or in the aggregate, material to the Acquired Companies and their respective Subsidiaries taken as a whole.

Section 3.15         Real Property.

(a)          None of the Acquired Companies or their respective Subsidiaries owns any real property.

(b)          To the Knowledge of Seller, none of the Acquired Companies or their respective Subsidiaries is party to any leases pursuant to which any Acquired Company or any of its Subsidiaries leases any real property as a tenant.

(c)          To the Knowledge of Seller, the Acquired Companies and their respective Subsidiaries are not parties to any leases pursuant to which any Acquired Company or any of its Subsidiaries leases any material real property to a third party.

Section 3.16         Internal Controls.

(a)          None of the Acquired Companies’ or their respective Subsidiaries’ records, systems, controls, data or information are recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of such Acquired Company or Subsidiary or their respective accountants except as would not, individually or in the aggregate, reasonably be expected to result in a materially adverse effect on the system of internal accounting controls described in the next sentence. The Acquired Companies and their respective Subsidiaries have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes.

(b)          Since February 7, 2014, (i) through the date hereof, neither the Acquired Companies nor any of their respective Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Acquired Companies or any of their respective Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that any Acquired Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing any Acquired Company or any of its Subsidiaries, whether or not employed by any Acquired Company or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by any Acquired Company, any of its Subsidiaries or any of their respective officers, directors, managers, employees or agents to the Board of Directors (or equivalent governing body) of Seller or Seller GP or any committee thereof or to any director, manager or officer of any Acquired Company or any of its Subsidiaries.

Section 3.17         Insurance. Each Acquired Company and its Subsidiaries is insured with reputable insurers against such risks and in such amounts as management of Seller reasonably has determined to be prudent in accordance with industry practices.

Section 3.18         Intellectual Property.

(a)          The Acquired Companies or their respective Subsidiaries own all of the intellectual property set forth in Section 3.18(a) of the Seller Disclosure Letter (the “Company IP”). The Company IP, together with any Intellectual Property properly and validly licensed to the Acquired Companies of their Subsidiaries, constitute all of the Intellectual Property necessary to conduct the Business in all material respects as currently conducted on the date hereof.

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(b)          None of the Intellectual Property owned by any of the Acquired Companies or their respective Subsidiaries infringes or, to the Knowledge of Seller, is alleged to infringe any Intellectual Property rights of any third party in any material respect. The conduct of the Business as it is currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any third party. The Acquired Companies and their Subsidiaries are taking all actions that are reasonably necessary to maintain and protect each material item of Intellectual Property that they own. To the Knowledge of Seller, no Person is misappropriating, infringing or otherwise violating any Intellectual Property of the Acquired Companies or their respective Subsidiaries.

Section 3.19         Investment Company Act of 1940. Neither Acquired Companies nor any of their respective Subsidiaries are, or at the First Closing will be, required to be registered under the Investment Act of 1940, as amended.

Section 3.20         No Resale. Seller is an “accredited investor” within the meaning of Regulation D under the Securities Act, and is acquiring the Buyer Shares for its own benefit and account, for investment only, and not with a view to, or for resale in connection with, a public offering or distribution thereof. Seller acknowledges that (except as contemplated in the Registration Rights Agreement) (a) the Buyer Shares have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and will be issued in reliance upon federal and state exemptions for transactions not involving a public offering, (b) the Buyer Shares cannot be disposed of unless they are subsequently registered or otherwise pursuant to an exemption from registration under the Securities Act and the securities laws of any applicable Jurisdiction, and (c) any certificate or book-entry statement representing the Buyer Shares will bear a restrictive legend to the effect set forth in the forgoing clauses (a) and (b).

Section 3.21         Broker Regulatory Matters.

(a)          Each Broker (i) is, and at all times has been, duly registered, licensed or qualified as a broker-dealer under the Exchange Act and in each jurisdiction where the conduct of its business requires such registration, licensing or qualification, (ii) is, and at all times has been, in compliance in all material respects with all applicable Laws requiring any such registration, licensing or qualification and (iii) is not subject to any liability or disability by reason of the failure to be so registered, licensed or qualified.

(b)          The Uniform Application for Broker-Dealer Registration on Form BD of each Broker on file with the SEC, reflecting all amendments thereof that are in effect as of the date of this Agreement (the “Form BD”), and all FOCUS reports, amendments and updates for the period ended June 30, 2014, filed by such Broker with the SEC, are in compliance in all material respects with the applicable requirements of the Exchange Act and the rules thereunder.

(c)          Each Broker is a member in good standing of FINRA, the Securities Industry Protection Corp. and each other Governmental Entity where the conduct of its business requires membership or association.

(d)          Each Broker (i) has established, maintains and enforces written compliance, supervisory and control policies and procedures in compliance, with applicable Laws, including FINRA Rules 3010 and 3012 and Section 15(g) of the Exchange Act, and (ii) has been and remains in compliance in all material respects with such policies and procedures.

(e)          Each of Broker’s officers, employees and independent contractors who is required to be registered, licensed or qualified with any Governmental Entity as a registered principal or registered representative is duly and properly registered, licensed or qualified as such, and has been so registered, licensed or qualified at all times while in the employ or under contract with such Broker, and such licenses are in full force and effect, or are in the process of being registered as such within the time periods required by applicable Law, except as the failure to be so registered would not, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on Seller.

(f)          No Broker, nor any of its directors, managers, officers, employees, registered representatives or “associated persons” (as defined in the Exchange Act) is the subject of any material disciplinary proceedings or

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orders of any Governmental Entity arising under applicable Laws which would be required to be disclosed on Form BD or Forms U-4 or U-5 that are not so disclosed on such Form BD or Forms U-4 or U-5, and no such disciplinary proceeding or order is pending against any Broker or, to the Knowledge of Seller, threatened against any Broker or pending or threatened against the other Persons referred to above. Except as disclosed on the Form BD or Forms U-4 or U-5, no Broker nor any of its directors, managers, officers, employees, registered representatives or associated persons (i) has been permanently enjoined by any order from engaging or continuing any conduct or practice in connection with any activity or in connection with the purchase or sale of any security, or (ii) is or has been ineligible to serve as a broker-dealer or an associated person of a broker dealer under Section 15(b) of the Exchange Act (including being subject to any “statutory disqualification”, as defined in Section 3(a)(39) of the Exchange Act).

(g)          Each Broker has timely made or given all filings, applications, notices and amendments with or to each Governmental Entity that regulates such Broker or its business, and all such filings, applications, notices and amendments are accurate, complete and up-to-date in all material respects. Each Broker has received all consents, orders, authorizations, permissions, registrations, licenses, approvals, qualifications, designations and declarations necessary in order for it to conduct its business in all material respects as currently conducted.

(h)          To the Knowledge of the Seller, there are no material customer complaints, individually or in the aggregate, including those reportable to FINRA pursuant to FINRA Rule 4530 or on any Form U-4, which were made from December 31, 2010 through February 7, 2014 against any Broker or any of its representatives. There are no material customer complaints, individually or in the aggregate, including those reportable to FINRA pursuant to FINRA Rule 4530 or on any Form U-4, which have been made since February 7, 2014 against any Broker or any of its representatives. As of the date of this Agreement, no material customer complaints, individually or in the aggregate, reportable pursuant to FINRA Rule 4530 or on Form U-4, are pending or, to the Knowledge of Seller, threatened.

(i)          Each Broker (i) is in compliance with all applicable regulatory net capital requirements, and no distribution of cash is required to be made by any Broker that will or would result in such Broker not being in compliance with such applicable regulatory net capital requirements, and (ii) is in compliance in all material respects with all applicable regulatory requirements for the protection of customer funds and securities. No Broker has made any withdrawals from any reserve bank account it is required to maintain pursuant to Rule 15c3-3(e) of the SEC, except as permitted by Rule 15c3-3(g) of the SEC.

Section 3.22         No Material Adverse Effect. Since February 7, 2014, there has not been a Material Adverse Effect on Seller.

Section 3.23         No Other Seller Representations or Warranties. Except for the representations and warranties made by Seller in this Article III, neither Seller nor any of its Affiliates has made any representation or warranty, expressed or implied, with respect to Seller, the Acquired Companies or their Subsidiaries, businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Seller, the Acquired Companies or their respective Subsidiaries or any other matter.

Article IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Except (a) as specifically disclosed in a correspondingly numbered section of the disclosure letter (the “Buyer Disclosure Letter”) delivered by Buyer to Seller prior to the execution of this Agreement (it being acknowledged and agreed that disclosure of any item in any section or subsection of the Buyer Disclosure Letter shall be deemed disclosed with respect to any section or subsection of this Agreement to the extent the applicability of such disclosure is reasonably apparent on its face) or (b) as disclosed in the forms, statements and reports of Buyer publicly available, filed with, or furnished (on a publicly available basis) to, as applicable, the SEC on or after February 28, 2014 and prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks or other matters included in any “forward-

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looking statements” disclaimer or other statements that are cautionary, predictive or forward-looking in nature, which in no event shall be deemed to be an exception to, or disclosure for purposes of, any representation or warranty set forth in this Article IV), Buyer, hereby represents and warrants to Seller as follows:

Section 4.1           Organization and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Buyer is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for failures to be so licensed, qualified or in good standing, as the case may be, that would not, individually or in the aggregate, be material to Buyer and its Subsidiaries, taken as a whole.

Section 4.2           Capital Structure

(a)          The authorized capital stock of Buyer consists of (i) 100,000,000 shares of Buyer Class A Stock, (ii) 10,000,000 shares of Class B common stock, $0.001 par value (the “Buyer Class B Stock”) and (iii) 100,000,000 shares of preferred stock, $0.001 par value (the “Buyer Preferred Stock”). As of the close of business on August 14, 2014, (A) 65,272,174 shares of Buyer Class A Stock were issued and outstanding, (B) one share of Buyer Class B Stock was issued and outstanding, and (C) 14,657,980 shares of Buyer Preferred Stock were issued and outstanding.

(b)          Except as set forth in Section 4.2(b) of the Buyer Disclosure Letter or pursuant to this Agreement, Buyer does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of any capital stock of Buyer or any other equity securities of Buyer or any securities representing the right to purchase or otherwise receive any shares of capital stock of Buyer or any other equity securities of Buyer. Buyer has not issued or awarded, or authorized the issuance or award of, any options, restricted stock or other equity-based awards under any Buyer Benefit Plan or otherwise, and there are no options, restricted stock or other equity-based awards issued by Buyer or any Subsidiary of Buyer currently outstanding under the Buyer Benefit Plans or otherwise. All issued and outstanding shares of the capital stock of Buyer are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are no outstanding bonds, debentures, notes or other Indebtedness of Buyer having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of shares of Buyer capital stock may vote.

Section 4.3           Authority; No Violation.

(a)          Buyer has full corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is party and to consummate the transactions contemplated hereby and thereby (including the issuance of the Buyer Note and the Buyer Shares). The execution and delivery by Buyer of this Agreement and each Ancillary Agreement to which it is party and the consummation by Buyer of the transactions contemplated hereby and thereby (including the issuance of the Buyer Note and the Buyer Shares) have been duly and validly authorized by the Board of Directors of Buyer. No other corporate proceedings on the part of Buyer are necessary to approve this Agreement or any Ancillary Agreement to which Buyer is party or to consummate the transactions contemplated hereby and thereby (including the issuance of the Buyer Note and the Buyer Shares). This Agreement and each Ancillary Agreement to which Buyer is party have been duly and validly executed and delivered by Buyer and (assuming due authorization, execution and delivery by each other party thereto) constitute valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms (except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies).

(b)          Neither the execution and delivery by Buyer of this Agreement or any Ancillary Agreement to which Buyer is a party, nor the consummation by Buyer of the transactions contemplated hereby and thereby (including the issuance of the Buyer Note and the Buyer Shares), nor compliance by Buyer with any of the terms or provisions of this Agreement or any Ancillary Agreement to which Buyer is a party, will (i) violate (A) any provision of the Governing Documents of Buyer or any of its Subsidiaries or (ii) assuming that the consents,

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approvals and filings referred to in Section 4.4 are duly obtained and/or made, (A) violate any statute, code, ordinance, rule, regulation or Order applicable to Buyer or its Subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Buyer or any of its Subsidiaries under, any of the terms, conditions or provisions of any Contracts to which Buyer or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults with respect to clause (ii)(B) that are not reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect on Buyer.

Section 4.4           Consents and Approvals. Except for (i) any notices or filings under the HSR Act, (ii) such notices and applications with FINRA that are required under FINRA and NASD rules, (iii) such filings and approvals as are required to be made or obtained under any applicable securities or “blue sky” laws in connection with the issuance of the Buyer Shares pursuant to this Agreement, (iv) the filing of a listing application with the NYSE with respect to the Buyer Shares to be issued pursuant to this Agreement and approval of such issuance by the NYSE, subject to official notice of issuance and (v) such filings, consents and approvals set forth in Section 4.4 of the Buyer Disclosure Letter, no material consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with (A) the execution and delivery by Buyer of this Agreement or any Ancillary Agreement to which Buyer is party and (B) the consummation by Buyer of the transactions contemplated by this Agreement or such Ancillary Agreement (including the issuance of the Buyer Note and the Buyer Shares).

Section 4.5           Non-Cash Consideration. The Buyer Shares, if and when issued pursuant to this Agreement, shall be validly issued, fully paid, non-assessable and free and clear of any Liens and shall not have been issued in violation of any preemptive rights. The Buyer Note when delivered to Seller shall be valid and binding.

Section 4.6           SEC Filings; Financial Statements; Internal Controls; Sarbanes-Oxley Compliance.

(a)          Buyer has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC since June 6, 2013 and prior to the date of this Agreement (the “Buyer SEC Documents”). As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Buyer SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Buyer SEC Documents. None of the Buyer SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)          Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Buyer SEC Documents (i) was prepared in accordance in all material respects with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q), and (ii) fairly presented in all material respects the consolidated financial position of Buyer and its consolidated subsidiaries at the respective dates thereof and the consolidated results of Buyer’s operations and cash flows for the periods indicated therein, in each case in accordance with GAAP, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC.

(c)          Buyer has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance

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regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(d)          Buyer has established and maintains a system of “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to provide reasonable assurance that all material information relating to Buyer and its subsidiaries required to be disclosed by Buyer in the reports that it files or furnishes under the Exchange Act is made known to the chief executive officer and chief financial officer of Buyer.

(e)          Buyer does not have outstanding (nor has it arranged or modified) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002) to its directors or executive officers (as defined in Rule 3b-7 under the Exchange Act).

Section 4.7           Legal Proceedings. There are no Actions pending (or, to the Knowledge of Buyer, threatened) against or affecting Buyer or any of its Subsidiaries, or any of their respective properties, at law or in equity, or (ii) Orders against Buyer or any of its Subsidiaries, in each case of clause (i) or (ii), which would, individually or in the aggregate, be material to Buyer and its Subsidiaries taken as a whole.

Section 4.8           Compliance with Law. Except for such matters as would not, individually or in the aggregate, be material to Buyer and its Subsidiaries taken as a whole, each of Buyer and its Subsidiaries is, and since the later of June 6, 2013 and its respective date of formation or organization has been, in compliance with and is not in default under or in violation of any applicable Law.

Section 4.9           No Material Adverse Effect. Since December 31, 2013, there has not been a Material Adverse Effect on Buyer.

Section 4.10         Sufficient Funds. Buyer has sufficient funds to pay the cash portion of the Closing Consideration and to perform the other obligations contemplated by this Agreement to be performed by Buyer at or prior to the First Closing and the Second Closing, respectively.

Section 4.11         Undisclosed Liabilities. Except for (i) those liabilities that are reflected or reserved against on the consolidated balance sheet of Buyer as of December 31, 2013 (including any notes thereto), included in the Buyer SEC Documents, (ii) liabilities incurred in connection with this Agreement and the transactions contemplated hereby and (iii) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2013, neither Buyer nor any of its Subsidiaries has incurred any liability of any nature that would be required under GAAP to be set forth on the financial statements of Buyer, and that would be reasonably likely to be, in the aggregate, material to Buyer and its Subsidiaries taken as a whole.

Section 4.12         No Other Representations and Warranties. Except for the representations or warranties expressly set forth in this Article IV, neither Buyer nor any of its Affiliates has made any representation or warranty, expressed or implied, with respect to Buyer, its Subsidiaries, or their respective businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Buyer or its Subsidiaries.

Article V

COVENANTS RELATING TO CONDUCT OF BUSINESS

Section 5.1           Conduct of Business Prior to the Second Closing. During the period from the date of this Agreement to the Second Closing, except as set forth in Section 5.2 of the Seller Disclosure Letter, as otherwise agreed to in writing by Buyer (which agreement shall not be unreasonably withheld, conditioned or delayed), or as expressly contemplated or permitted by this Agreement, Seller shall (i) cause the Business to be conducted in the ordinary course in all material respects and in a manner consistent with past practice, (ii) use its commercially reasonable efforts to (A) maintain the Business’ assets and properties in their current condition (normal wear and

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tear excepted), (B) preserve intact in all material respects the Business’ current business organization, goodwill, ongoing businesses and significant relationships with third parties, (C) keep available the services of the Business’ key officers and (D) maintain all of the Business’ material insurance policies.

Section 5.2           Seller Forbearances. During the period from the date of this Agreement to the Second Closing, except as set forth in Section 5.2 of the Seller Disclosure Letter or as expressly contemplated or permitted by this Agreement (including pursuant to Section 6.10, Section 6.16, Section 6.17 and Section 6.18), Seller shall not permit the Acquired Companies or any of their respective Subsidiaries to, without the prior written consent of Buyer, which shall not be unreasonably withheld, conditioned or delayed:

(a)          (i) other than (x) dividends and other distributions, in each case of cash and cash equivalents, by an Acquired Company or Subsidiary of an Acquired Company to the extent such dividends or distributions would not cause a violation of Rule 15c3-1 of the SEC, (y) dividends and other distributions by a direct or indirect Subsidiary of an Acquired Company to an Acquired Company or any direct or indirect wholly owned Subsidiary of an Acquired Company and (z) the distribution of those assets contemplated by the Restructuring Transaction, declare, set aside or pay any dividends on, make any other distributions in respect of, or enter into any agreement with respect to the voting of, any of its Equity Interests, (ii) split, combine or reclassify any of its Equity Interests or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, its Equity Interests or (iii) purchase, redeem or otherwise acquire any Equity Interests of any Acquired Company or any of its Subsidiaries;

(b)          issue, deliver, sell, pledge or otherwise encumber or subject to any Lien any of its Equity Interests;

(c)          amend any Governing Documents of any Acquired Company or any of its Subsidiaries;

(d)          acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or any equity securities of, or by any other manner, any business or any Person, or otherwise acquire or agree to acquire any assets or Equity Interests except in the ordinary course of business consistent with past practice;

(e)          sell, lease, license, mortgage or otherwise encumber or subject to any Lien, or otherwise dispose of any of its properties or assets (including any Company IP), other than in the ordinary course of business consistent with past practice, and provided any such Liens are not material, individually or in the aggregate;

(f)          incur any Indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for the obligations of any Person (other than an Acquired Company or any wholly owned Subsidiary thereof), or make any loans, advances or capital contributions to, or investments in, any Person other than its wholly owned Subsidiaries or as a result of ordinary advances and reimbursements to employees;

(g)          change in any material respect its accounting methods (or underlying assumptions), principles or practices affecting its assets, liabilities or business, including any reserving, renewal or residual method, practice or policy, in each case, in effect on the date hereof, except as required by changes in GAAP or regulatory accounting principles;

(h)          enter into any new line of business or change in any material respect its operating, asset liability, investment or risk management or other similar policies;

(i)          except investments by an Acquired Company or any of its respective Subsidiaries in an Acquired Company or any of its respective Subsidiaries, make any investment in excess of $1,000,000 in the aggregate, whether by purchase of Equity Interests, contributions to capital, property transfers, or entering into binding agreements with respect to any such investment;

(j)          make, change or revoke any material Tax election, change an annual Tax accounting period, adopt or change any material Tax accounting method, file any material amended Tax Return, enter into any closing

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agreement, settle any material Tax claim or assessment or surrender any right to claim a refund of a material amount of Taxes;

(k)          terminate or waive any material provision of any material Contract other than normal renewals of Contracts without materially adverse changes, additions or deletions of terms, or enter into or renew any agreement or contract or other binding obligation of the Acquired Companies or any of their respective Subsidiaries containing (i) any restriction on the ability of any Acquired Company or its Subsidiaries, or, after the Second Closing, Buyer or its Subsidiaries, to conduct the Business as it is presently being conducted or currently contemplated to be conducted or (ii) any restriction on any Acquired Company or its Subsidiaries, or, after the Second Closing, Buyer or its Subsidiaries, in engaging in any type of business;

(l)          incur any capital expenditures in excess of $500,000 individually or $1,000,000 in the aggregate or enter into any agreement obligating any Acquired Company or any of its Subsidiaries to spend more than $500,000 individually or $1,000,000 in the aggregate;

(m)          except as required by agreements or instruments in effect on the date hereof, alter in any material respect, or enter into any commitment to alter in any material respect, any material interest in any corporation, association, joint venture, partnership or business entity in which any Acquired Company or any of its Subsidiaries directly or indirectly holds any Equity Interest on the date hereof, other than any Subsidiary of any Acquired Company;

(n)          Except to the extent required by applicable Laws or the terms of any Acquired Company Benefit Plan as in effect on the date hereof and subject to the terms of the Employee Leasing Agreement, (i) except in the ordinary course of business consistent with past practice for any Business Employee whose annualized cash compensation for the 12 months prior to the date hereof does not exceed $750,000, grant or pay to any Business Employee any (A) material increase in severance or termination pay or (B) increase in compensation or benefits, (ii) make any discretionary contributions or payments to any trust or other funding vehicle on behalf of any Business Employee, (iii) accelerate the payment or vesting of any payment or benefit provided or to be provided to any Business Employee, (iv) enter into, adopt, amend or modify any Assumed Benefit Plan (other than amendments to Assumed Benefit Plans in the ordinary course of business consistent with past practice that do not materially increase the cost of maintaining or providing benefits under such Assumed Benefit Plan), any plan, policy, or arrangement that would be an Assumed Company Benefit Plan if it were in effect on the date hereof, or (v) establish, adopt or enter into any collective bargaining agreement on behalf of any Business Employee;

(o)          agree or consent to any material agreement or material modifications of any existing agreements with any Governmental Entity in respect of the operations of its business, except as required by Law;

(p)          pay, discharge, settle or compromise any claim, action, litigation, arbitration, suit, investigation or proceeding, other than any such payment, discharge, settlement or compromise in the ordinary course of business consistent with past practice that involves money damages in an amount not in excess of $700,000 individually or $3,000,000 in the aggregate that is paid prior to the Second Closing; provided, that in no event shall any Acquired Company be permitted to settle any stockholder litigation against any Acquired Company, its Subsidiaries and/or their respective officers and directors relating to this Agreement and the transactions contemplated hereby without the prior written consent of Buyer;

(q)          let lapse, abandon or cancel any material registered Company IP owned by any Acquired Company or any of its Subsidiaries;

(r)          take any action that would materially impede or delay the ability of the parties to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated hereby; or

(s)          agree to take, make any commitment to take, or cause its board of directors (or equivalent governing body) to adopt any resolutions in support of, any of the actions prohibited by this Section 5.2.

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Section 5.3           Buyer Forbearances. During the period from the date of this Agreement to the Second Closing, except as expressly contemplated or permitted by this Agreement, Buyer shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Seller, which shall not be unreasonably withheld, conditioned or delayed:

(a)          amend, repeal or otherwise modify any provision of the Governing Documents of Buyer (other than to adopt any amendment or other modification to any provision that would not be adverse to Seller or those that would not impede Buyer’s ability to consummate the transactions contemplated hereby);

(b)          make any material investment either by purchase of Equity Interests, contributions to capital, property transfers or purchase of any property or assets of any other Person, in any case to the extent such action would be reasonably expected to prevent, or materially impede or delay, the consummation of the transactions contemplated by this Agreement;

(c)          take any action that would reasonably be expected to prohibit or materially delay the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements (including the issuance of the Buyer Note and the Buyer Shares); or

(d)          agree to take, make any commitment to take, or cause its Board of Directors to adopt any resolutions in support of, any of the actions prohibited by this Section 5.3.

Article VI

CERTAIN COVENANTS OF THE PARTIES

Section 6.1           Regulatory Matters.

(a)          Buyer shall use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE to enable the listing of the Buyer Shares on the NYSE effective upon the First Closing.

(b)          Seller, on the one hand, and Buyer, on the other hand, shall cooperate with each other and use their respective reasonable best efforts to (i) promptly prepare and file (or cause to be filed) all necessary documentation to effect all applications, notices, petitions and filings to obtain as promptly as practicable all permits, consents, approvals, clearances and authorizations of all third parties and Governmental Entities that are necessary or advisable to consummate the transactions contemplated by this Agreement, (ii) use reasonable best efforts to cause the expiration or termination of any applicable waiting periods, or receipt of required authorizations, as applicable, under the HSR Act, (iii) supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and (iv) comply with the terms and conditions of all such permits, consents, approvals, clearances and authorizations of all such Governmental Entities. Seller shall use its reasonable best efforts (and Buyer shall cooperate with Seller) to promptly (and in any event within five (5) Business Days after the date of this Agreement) prepare and file (or cause to be filed) any notice or application with FINRA as required under applicable FINRA and NASD rules. Each party shall have the right to review in advance, and, to the extent practicable, each party will consult the other party on, in each case subject to applicable Laws relating to the exchange of information, all the information relating to such party and any of its Subsidiaries, which appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all permits, consents, approvals, clearances and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the party apprised of the status of matters relating to completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notices or other communications received by such party or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to such transactions; provided, however, that nothing in this Agreement shall be deemed to require any party to take any action, or commit to take any action, or agree to any condition or restriction, in connection with obtaining the foregoing

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permits, consents, approvals, clearances and authorizations of third parties or Governmental Entities, that would reasonably be expected to have a Material Adverse Effect (measured on a scale relative to such party and its Subsidiaries, taken as a whole) on such party.

(c)          Subject to the proviso contained in Section 6.1(b), if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement, each party shall cooperate in all respects with the other party and shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 6.1 shall limit a party’s right to terminate this Agreement pursuant to Section 9.1(b) or Section 9.1(c) so long as such party has, prior to such termination, complied with its obligations under this Section 6.1.

(d)          Each party shall give prompt notice to the other party of any Action commenced or, to such party’s actual knowledge, threatened against, relating to or involving such party or any of its Subsidiaries or other Persons directly or indirectly controlled by it or any director or manager of any of the foregoing, which relates to this Agreement or the transactions contemplated by this Agreement. Each party shall give the other party the opportunity to reasonably participate in the defense and settlement of any such Action and no such settlement shall be agreed to without each party’s prior written consent.

(e)          Each party shall, upon reasonable request, furnish to the other party all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of such other party or any of their respective Subsidiaries to the NYSE or any Governmental Entity in connection with the transactions contemplated by this Agreement.

(f)          Each party shall promptly advise the other party upon receiving any communication from any Governmental Entity the consent or approval of which is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Requisite Approval will not be obtained or that the receipt of any such approval may be materially delayed, and, to the extent permitted by applicable Law, shall promptly provide the other party with a copy of such communication.

Section 6.2           Access to Information; Confidentiality.

(a)          Upon reasonable notice and subject to applicable Laws relating to the exchange of information, each party shall, and shall cause its Subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the other party, reasonable access, during normal business hours during the period from the date of this Agreement to the Second Closing, to all of such party’s properties, books, contracts, commitments and records, and, during such period, each of the parties shall, and shall cause its Subsidiaries to, make available to the other party all other information concerning such party’s business, properties and personnel as the other party may reasonably request. None of the parties and their Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of such party or its Subsidiaries or contravene any Law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b)          All information and materials provided pursuant to or in connection with this Agreement shall be subject to the provisions of the Confidentiality Agreement, entered into between Seller GP and Buyer on September 3, 2014 (the “Confidentiality Agreement”). From and after the Second Closing, Seller shall, and shall cause its Affiliates and representatives to, keep confidential and not use for any purpose all nonpublic information regarding the Business or any of the Acquired Companies or their respective Subsidiaries of which Seller or such Affiliates or representatives may be aware (“Business Information”), subject only to the exceptions to the confidentiality and non-use obligations of Seller and such Affiliate and representatives in the Confidentiality Agreement, as applied mutatis mutandis to Seller and such Affiliates and representatives with respect to Business Information.

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Section 6.3           Financial Statements. Seller shall deliver to Buyer prior to the Second Closing (i) true and complete copies of combined audited balance sheets for the Acquired Companies and their respective Subsidiaries as of December 31, 2012 and 2013 and the related combined statements of operations, statements of stockholder’s equity and statements of cash flows for the years then ended and (ii) the unaudited combined balance sheets of the Acquired Companies and their respective Subsidiaries as of the most recent quarter required to be filed in reports with the SEC, and the related combined statements of operations, statements of stockholder’s equity and statements of cash flows for the quarter then ended. These audited financial statements and interim financial statements shall be prepared in accordance with GAAP consistently applied and fairly present, in all material respects, the combined financial condition, results of operations, stockholder’s equity and cash flows of the Acquired Companies and their respective Subsidiaries as of the applicable dates or for the applicable periods, in such form as may be required for filing with the SEC. In addition, promptly following Buyer’s request, Seller shall furnish to Buyer such other financial statements as may be required to be included in Seller’s filings with the SEC.

Section 6.4           Legal Conditions. Subject to Section 6.1(b), each of the parties shall, and shall cause its Subsidiaries to, use their reasonable best efforts (i) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements that may be imposed on such party or its Subsidiaries with respect to the transactions contemplated by this Agreement and, subject to the conditions set forth in Article VII, to consummate such transactions, and (ii) to obtain (and to cooperate with the other parties to obtain) any material consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party that is required to be obtained by such party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

Section 6.5           Employee Matters.

(a)          Immediately prior to the Second Closing, Seller shall (i) cause the Retained Employees to be employed by Seller or an Affiliate of Seller other than any Acquired Company or Subsidiary of an Acquired Company and (ii) cause the Acquired Companies or their Subsidiaries to, terminate or assign and transfer to an Affiliate of Seller other than any Acquired Company or Subsidiary of an Acquired Company each Acquired Company Benefit Plan and all assets thereof, other than any Acquired Company Benefit Plan listed on Section 6.5(a) of the Seller Disclosure Letter (each such listed plan an “Assumed Benefit Plan”).

(b)          On or following the First Closing, Buyer shall, or shall cause one if its Affiliates to, make an offer of employment to each of the employees listed in Section 6.5(b) of the Seller Disclosure Letter (the “Designated Employees”), which employment, with respect to each Designated Employee, shall be effective upon such Designated Employee’s acceptance of such offer (or another date prior to the Second Closing as designated by Buyer). Seller shall reasonably cooperate with Buyer and any such Designated Employee that accepts such offer of employment with regard to the termination of such Designated Employee’s employment with an Acquired Company or any Subsidiary of an Acquired Company. In the event that this Agreement terminates prior to the consummation of the Second Closing, (i) any such offers of employment that have not been accepted by a Designated Employee, or under which a Designated Employee has not yet commenced employment with Buyer, shall be revoked and rescinded, and upon such revocation and rescission, such offers shall have no further force or effect; and (ii) Buyer shall cause the employment of any Designated Employee hired and employed by Buyer or one of its Affiliates to be terminated effective upon the termination of this Agreement, and Seller shall cause the Acquired Company or Subsidiary of an Acquired Company that previously employed such Designated Employee to offer employment to such Designated Employee upon the same terms as applied to such Designated Employee prior to the First Closing.

(c)          From and after the Second Closing, any individual who remains employed with an Acquired Company or any Subsidiary of an Acquired Company as of the Second Closing, and from and after the date a Designated Employee begins employment with Buyer or one of its Affiliates with respect to those Designated Employees to whom an offer was made in accordance with Section 6.5(b) and accepted (such employees collectively, the “Business Employees”) will participate and be covered or be offered participation and coverage, as applicable, under the applicable Buyer Benefit Plans; provided, that continued participation and coverage following the Second Closing under any Assumed Benefit Plan as in effect immediately prior to the Second Closing shall be deemed to satisfy the obligations under this sentence.

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(d)          Buyer shall cause each Buyer Benefit Plan in which Business Employees are eligible to participate to take into account for purposes of eligibility, vesting and benefit accruals under the Buyer Benefit Plans (other than benefit accruals under any of Buyer’s tax-qualified and non-qualified defined benefit pension plans) the service of such Business Employees with the Acquired Companies and their Subsidiaries (and any predecessor entities) to the same extent as such service was credited for such purpose by the Acquired Companies and their Subsidiaries under a comparable Acquired Company Benefit Plan; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits with respect to the same period of service or with respect to newly implemented plans for which prior service is not taken into account or with respect to plans for which participation, service and/or benefit accrual is frozen. Nothing herein shall limit the ability of Buyer to amend or terminate any of the Assumed Benefit Plans or Buyer Benefit Plans in accordance with their terms at any time.

(e)          At and following the Second Closing, Buyer will honor the accrued and vested obligations of the Acquired Companies and their Subsidiaries as of the Second Closing under the provisions of the Assumed Benefit Plans, provided, that this provision shall not prevent Buyer from amending, suspending or terminating any such plans or agreements to the extent permitted by the respective terms of such plans or agreements. Nothing contained in this Agreement shall constitute or be deemed to be an amendment to any Acquired Company Benefit Plan (including any Assumed Benefit Plan), Buyer Benefit Plan or any other compensation or benefit plan, program or arrangement of Buyer, Seller, the Acquired Companies and their respective Subsidiaries.

(f)          If Business Employees become eligible to participate in a medical, dental or other health care insurance plan of Buyer, Buyer shall cause each such plan to (i) waive any preexisting condition limitations to the extent such conditions are covered under the applicable medical, health or dental plans of Buyer, (ii) honor under such plans any deductible, co-payment and out-of-pocket expenses incurred by such employees and their beneficiaries during the portion of the calendar year prior to such participation and (iii) waive any waiting period limitation or evidence of insurability requirement which would otherwise be applicable to such employee on or after the Second Closing for the year in which the Second Closing or participation in such medical, dental or other health care insurance plan of Buyer, as applicable, occurs, in each case to the extent such employee had satisfied any similar limitation or requirement under an analogous medical, dental or other health care insurance plan of Seller, the Acquired Companies and their respective Subsidiaries prior to the Second Closing for the year in which the Second Closing or participation in such medical, dental or health care insurance plan of Buyer, as applicable, occurs.

(g)          To the extent any employee of an Acquired Company or a Subsidiary of an Acquired Company (including any Designated Employee), other than a Retained Employee, does not become a Business Employee, Buyer shall be solely responsible for, and Seller shall have no responsibility, liability or obligation for, any and all cash severance amounts payable to such employees in connection with their termination of employment from an Acquired Company or Affiliate of an Acquired Company, as applicable, other than amounts payable with respect to the termination or accelerated vesting of any equity-related rights (i.e., restricted stock) held by such employees as of the date of termination.

(h)          Without limiting the generality of Section 10.9, this Section 6.5 shall be binding upon and inure solely to the benefit of each party to this Agreement, and nothing in this Section 6.5, express or implied, is intended to confer upon any other Person, including any current or former director, officer or employee the Acquired Companies and their respective Subsidiaries, any rights or remedies of any nature whatsoever under or by reason of this Section 6.5.

Section 6.6           Additional Agreements. In case at any time after the Second Closing any further action is necessary or desirable to carry out the purposes of this Agreement or to vest Buyer with full title to all properties, assets, rights, approvals, immunities and franchises of any of the Acquired Companies or their respective Subsidiaries, the proper officers and directors of each party and its Subsidiaries shall take all such necessary action as may be reasonably requested by, and at the sole expense of, Buyer.

Section 6.7           Advice of Changes. Each party shall promptly advise the other parties of any change or event (i) having or reasonably likely to have a Material Adverse Effect on Seller or Material Adverse Effect on Buyer, as the case may be, or (ii) that it believes would or would be reasonably likely to cause or constitute a material breach of any of such party’s representations, warranties or covenants contained in this Agreement;

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provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement; provided, further, that a failure to comply with this Section 6.7 shall not constitute (i) the failure of any condition set forth in Article VII to be satisfied unless the underlying Material Adverse Effect on Seller or Material Adverse Effect on Buyer, as applicable, or material breach would independently result in the failure of a condition set forth in Article VII to be satisfied or (ii) a breach of covenant or agreement pursuant to Section 8.2(a)(y) or Section 8.2(b)(y).

Section 6.8           General Release of Claims. Effective as of the Second Closing, Seller, on behalf of itself and its Affiliates (other than the Acquired Companies and their respective Subsidiaries) (collectively, the “Releasing Persons”), hereby irrevocably releases and forever discharges each of the Acquired Companies and their respective Subsidiaries (for the benefit of Buyer and its respective Subsidiaries (including the Acquired Companies) and their respective parents, subsidiaries, Affiliates, divisions and predecessors and their respective past and present directors, managers, officers, employees and agents, and each of their respective successors, heirs, assigns, executors and administrators (collectively, the “Released Persons”)) of and from all manner of action and actions, cause and causes of action, suits, rights, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, omissions, promises, variances, trespasses, losses, judgments, executions, claims and demands whatsoever, in Law or in equity that any of the Releasing Persons ever had, now has or which it hereafter can, shall or may have, against the Released Persons, whether known or unknown, suspected or unsuspected, matured or unmatured, fixed or contingent, for, upon or by reason of any matter or cause arising at any time prior to the Second Closing, other than as provided in or contemplated by this Agreement or any Ancillary Agreement (it being expressly understood and agreed that there shall be no release or waiver with respect to any of the matters set forth in Section 10.1).

Section 6.9           Tax Matters.

(a)          Tax Indemnification by Seller. From and after the Second Closing, Seller shall pay or cause to be paid, and shall indemnify Buyer and each of its Affiliates (including the Acquired Companies and their Subsidiaries after the Closing Date) (collectively, the “Buyer Tax Indemnified Parties”) and hold each Buyer Tax Indemnified Party harmless from and against: (A) any Taxes imposed on the Acquired Companies or any of their Subsidiaries for any Pre-Closing Period; (B) any Taxes of Seller or any of its affiliates (other than the Acquired Companies or any of their Subsidiaries) for which any of the Acquired Companies or any of their Subsidiaries is liable under Treasury Regulation Section 1.1502-6 (or under any similar provision of state, local or foreign Law); (C) any and all Taxes of any Person imposed on an Acquired Company or its Subsidiaries as a result of any Tax Sharing Agreement or Tax allocation agreement, arrangement, or understanding entered into by such Acquired Company or its Subsidiaries prior to the Second Closing; (D) any Taxes resulting from any transfer of assets or employees or restructuring in anticipation of or in connection with the transactions contemplated by this Agreement (including the Restructuring Transactions contemplated by Section 6.10); (E) any Taxes arising out of or relating to any breach or inaccuracy of any representation or warranty contained in Section 3.9(m); (F) any Taxes arising out of or relating to any breach of any covenant or agreement of Seller contained in this Agreement; (G) any Transfer Taxes for which Seller is responsible under Section 6.9(i); and (H) any costs and expenses, including reasonable legal fees and expenses attributable to any item described in clauses (A) to (G) in each case except to the extent a liability or reserve for such Taxes was reflected in the calculation of the Final Acquired Companies’ Indebtedness or the Final Closing Net Working Capital.

(b)          Tax Indemnification by Buyer. From and after the Second Closing, Buyer shall pay or cause to be paid, and shall indemnify Seller and its Affiliates (collectively, the “Seller Tax Indemnified Parties”) and hold each Seller Tax Indemnified Party harmless from and against: (A) any Taxes imposed on the Acquired Companies or any of their Subsidiaries for any Post-Closing Period; (B) any Taxes arising out of or relating to any breach of any covenant or agreement of Buyer contained in this Agreement; (C) any Transfer Taxes for which Buyer is responsible under Section 6.9(i); and (D) any costs and expenses, including reasonable legal fees and expenses attributable to any item described in clauses (A) to (C); provided, however, that Buyer shall not be required to pay or cause to be paid, or to indemnify or hold harmless the Seller Tax Indemnified Parties from and against any Taxes for which Seller is responsible pursuant to Section 6.9(a).

(c)          Straddle Periods. To the extent permitted or required by applicable Law, the taxable year of each Acquired Company and its Subsidiaries that includes the Second Closing Date shall be treated as closing on (and

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including) the Second Closing Date. To the extent not so permitted or required by applicable Law, for purposes of this Agreement, in the case of any Straddle Period, (i) Taxes of an Acquired Company and its Subsidiaries imposed on a periodic basis and not based on income, or any transaction or event (such as real or personal property Taxes) allocable to the Pre-Closing Period shall be equal to the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days during the Straddle Period that are in the Pre-Closing Period and the denominator of which is the number of calendar days in the entire Straddle Period, and (ii) in the case of all other Taxes of an Acquired Company and its Subsidiaries allocable to the Pre-Closing Period, such Taxes shall be computed as if such taxable period ended as of the end of the day on the Second Closing Date; provided that exemptions, allowances or deductions that are calculated on an annual basis (including, but not limited to, depreciation and amortization deductions) shall be allocated between the period ending on the Second Closing Date and the period beginning after the Second Closing Date in proportion to the number of days in each period.

(d)          Tax Returns.

(i)          Seller shall prepare or shall cause to be prepared any Tax Return that is required to be filed by or with respect to an Acquired Company or its Subsidiaries for any taxable period that ends on or before the Second Closing Date (a “Pre-Closing Tax Return”). Seller shall (x) prepare such Pre-Closing Tax Returns in a manner consistent with the past Tax accounting practices, methods, elections and conventions of the relevant entity and in compliance with applicable Laws, and (y) deliver to Buyer for its review and comment a copy of any such Pre-Closing Tax Return required to be filed after the Second Closing at least thirty (30) days prior to the due date thereof (taking into account any extensions) and Seller shall reflect on such Pre-Closing Tax Returns all reasonable comments received from Buyer not later than fifteen (15) days before the due date thereof (taking into account any extensions). Seller shall timely file or cause to be timely filed any Pre-Closing Tax Return that is required to be filed (taking into account any extensions) on or before the Second Closing Date. Seller shall deliver, or cause to be delivered, to Buyer all Pre-Closing Tax Returns that are required to be filed after the Second Closing Date at least five (5) days prior to the due date for filing such Tax Returns (taking into account any extensions), together with payment by Seller of the amount of any Taxes shown as due thereon (other than to the extent a liability or reserve for such Taxes was reflected in the calculation of the Final Acquired Companies’ Indebtedness or the Final Closing Net Working Capital), and Buyer shall timely file or cause to be timely filed such Tax Returns.

(ii)         Buyer shall prepare and timely file or cause to be prepared and timely filed all Tax Returns and in compliance with applicable Laws with respect to an Acquired Company or its Subsidiaries for any Straddle Period. In the case of any such Tax Return for a Straddle Period (a “Straddle Period Tax Return”), such Tax Returns shall be prepared in a manner consistent with past practice of the Acquired Companies and Buyer shall deliver to Seller for its review and comment a copy of such Straddle Period Tax Returns at least thirty (30) days prior to the due date thereof (taking into account any extensions) and Buyer shall reflect on such Tax Returns all reasonable comments received from Seller not later than fifteen (15) days before the due date thereof (taking into account any extensions) to the extent such comments relate to the Pre-Closing Period. Seller shall pay to Buyer at least five (5) days prior to the due date for filing such Straddle Period Tax Returns (taking into account any extensions) the amount of any Taxes shown as due thereon allocable (as determined under Section 6.9(c)) to the Pre-Closing Period (other than to the extent a liability or reserve for such Taxes was reflected in the calculation of the Final Acquired Companies’ Indebtedness or the Final Closing Net Working Capital).

(e)          Tax Contests.

(i)          If any Taxing Authority asserts a Tax Claim, then the party to this Agreement first receiving notice of such Tax Claim promptly shall provide written notice thereof to the other party to this Agreement; provided, however, that the failure of such party to give such prompt notice shall not relieve the other party of any of its obligations under this Section 6.9, except to the extent that the other party is actually prejudiced by such failure. Such notice shall specify in reasonable detail the basis for such Tax Claim and shall include a copy of the relevant portion of any correspondence received from the Taxing Authority.

(ii)         In the case of a Tax Proceeding of or with respect to an Acquired Company or its Subsidiaries for any taxable period ending on or before the Second Closing Date, Seller shall have the right to control such Tax Proceeding; provided, however, that Seller shall (x) keep Buyer reasonably informed with respect

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to such Tax Proceeding, (y) consult Buyer before taking any significant action in connection with such Tax Proceeding, and (z) to the extent that a settlement or compromise of such Tax Proceeding could reasonably be expected to have an adverse effect on Buyer or any of its Subsidiaries (including the Acquired Companies or any of their Subsidiaries), not settle or compromise such Tax Proceeding without the prior written consent of Buyer, which consent shall not be unreasonably withheld.

(iii)        In the case of a Tax Proceeding of or with respect to an Acquired Company or its Subsidiaries for any Straddle Period, Buyer shall have the right to control such Tax Proceeding; provided, however, that Buyer shall (x) keep Seller reasonably informed with respect to such Tax Proceeding, (y) consult Seller before taking any significant action in connection with such Tax Proceeding, and (z) to the extent that a settlement or compromise of such Tax Proceeding could reasonably be expected to have an adverse effect on Seller or any of its Subsidiaries, not settle or compromise such Tax Proceeding without the prior written consent of Seller, which consent shall not be unreasonably withheld.

(iv)        Buyer shall have the exclusive right to control any Tax Proceeding other than any Tax Proceeding described in Section 6.9(e)(ii) and Section 6.9(e)(iii).

(f)          Cooperation and Exchange of Information.

(i)          Each party to this Agreement shall, and shall cause its Affiliates to, provide to the other party to this Agreement such cooperation, documentation and information as either of them reasonably may request in (i) filing any Tax Return, amended Tax Return or claim for refund, (ii) determining a liability for Taxes or an indemnity obligation under this Section 6.9 or a right to refund of Taxes, or (iii) conducting any Tax Proceeding. Such cooperation and information shall include providing necessary powers of attorney, copies of all relevant portions of relevant Tax Returns, together with all relevant portions of relevant accompanying schedules and relevant work papers, relevant documents relating to rulings or other determinations by Taxing Authorities and relevant records concerning the ownership and Tax basis of property and other information, which any such party may possess. Each party shall make its employees reasonably available on a mutually convenient basis at its cost to provide an explanation of any documents or information so provided.

(ii)         Each party shall retain all Tax Returns, schedules and work papers, and all material records and other documents relating to Tax matters, of the relevant entities for their respective Tax periods ending on or prior to the Second Closing Date until the later of (x) the expiration of the statute of limitations for the Tax periods to which the Tax Returns and other documents relate, or (y) eight (8) years following the due date (without extension) for such Tax Returns. Thereafter, the party holding such Tax Returns or other documents may dispose of them after offering the other party reasonable notice and opportunity to take possession of such Tax Returns and other documents at such other party’s own expense.

(g)          After the Second Closing, all refunds received by Buyer or any of its affiliates (including the Acquired Companies and their Subsidiaries) for Taxes of an Acquired Company or any of its Subsidiaries for any Pre-Closing Period (other than (i) any refund of Taxes attributable to, or resulting from, a carry back of any item of loss, deduction, credit or other similar item arising in a Post-Closing Period or, in the case of a refund of Taxes for a Straddle Period, the use of the prorated amount of any such item that arises in a Post-Closing Period and (ii) any refund reflected as an asset in the Final Closing Net Working Capital) shall be for the account of Seller and shall be paid by Buyer to Seller, net of expenses and net of any Taxes imposed on or resulting from the receipt of such refund. The amount of any other refund of Taxes shall be for the account of Buyer. To the extent that a refund that gives rise to a payment to Seller hereunder is subsequently disallowed or otherwise reduced, Seller shall pay to Buyer the amount of such disallowed or reduced refund.

(h)          Tax Treatment of Payments. Except to the extent otherwise required pursuant to a Determination, Seller, Buyer, the Acquired Companies and their respective Subsidiaries and their respective Affiliates shall treat any and all payments under this Section 6.9, Section 1.2(e), Section 2.1(e), and Article VIII as an adjustment to the consideration for income Tax purposes.

(i)          Transfer Taxes. Notwithstanding anything to the contrary in this Agreement, each of Seller and Buyer shall pay and be responsible for fifty percent (50%) of any sales, use, transfer, documentary, stamp, value

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added or similar Taxes and related fees imposed on or payable with respect to the transactions contemplated hereby (“Transfer Taxes”). Such Transfer Taxes shall be paid by the party responsible under applicable Law to pay such Transfer Taxes (with the other party indemnifying the party that is legally responsible to pay the Tax, its share of such Tax at least three (3) days before the Tax payment due date). Both parties shall, and shall cause their respective Affiliates to, cooperate in the execution of the Tax Returns and other filings relating to such Transfer Taxes.

(j)          Timing of Payments. Any indemnity payment required to be made pursuant to this Section 6.9 shall be made within ten (10) days after the indemnified party makes written demand upon the indemnifying party, but in no case earlier than five (5) days prior to the date on which the relevant Taxes or other amounts are required to be paid to the applicable Taxing Authority.

(k)          Notwithstanding anything to the contrary in this Agreement, indemnification with respect to Taxes and the procedures relating thereto shall be governed exclusively by this Section 6.9, Section 8.3 and Section 8.4, and the provisions of Article VIII (other than Section 8.3 and Section 8.4) shall not apply. The covenants and agreements in this Section 6.9 and the representations and warranties contained in Section 3.9(m) shall survive the Second Closing until the date that is six (6) months after the expiration of the applicable statute of limitations; provided, however, that any claim for indemnity made by a party hereto on or prior to such date shall survive until such claim is finally resolved. The representations and warranties contained in Section 3.9 (other than in Section 3.9(m)) shall not survive, and shall terminate at, the Second Closing.

Section 6.10         Certain Pre-Closing Transactions. Prior to the Second Closing, Seller shall complete each of the following transactions (collectively, the “Restructuring Transactions”), in each case pursuant to documentation in form and substance satisfactory to Seller and Buyer:

(a)          distribute or cause the distribution of all of the Equity Interests of CREI Advisors, LLC to Seller or an Affiliate of Seller (other than any Acquired Company or Subsidiary of any Acquired Company); and

(b)          cause the Designated FF&E to be transferred to an Acquired Company or a Subsidiary of an Acquired Company.

Section 6.11         Change of Name. Effective upon the Second Closing, Seller shall, and shall cause its Affiliates to, cease all use of the name “Cole” and any derivative thereof for marketing, promotion or sales purposes to customers or the general public, except (solely with respect to the general public) for a transition period not to exceed forty-five (45) days immediately following the Second Closing Date.

Section 6.12         Subsidiary Advisory Agreement. Seller agrees that, after the Second Closing, it or one of its Affiliates will enter into a sub-advisory agreement with the advisor of each of Cole Credit Property Trust VI, Inc., a Maryland corporation, and Cole Office & Industrial REIT (CCIT III), Inc., a Maryland corporation, each of which as of the date of this Agreement has not been formed (the “Designated Formation Funds”), as promptly as practicable after the formation of each such Designated Formation Fund (the “Formation Fund Sub-Advisory Agreement”). Seller and Buyer agree that the advisory agreement to be entered into with each of the Designated Formation Funds (the “Formation Fund Advisory Agreement”) will be materially in the same form as the advisory agreement for the prior Designated Fund in such series, subject only to such changes as may be required by Governmental Entities, as do not materially adversely affect Seller or as are agreed to by Seller and Buyer (the “Permitted Changes”), and that the Formation Fund Sub-Advisory Agreement (other than to reflect the fee schedule set forth in Section 6.12 of the Seller Disclosure Letter) will be substantially in the same form as the Formation Fund Advisory Agreement, with such changes as are necessary to conform to the Permitted Changes or as are agreed to by Seller and Buyer. Except for the Designated Funds and the Designated Formation Funds, neither Seller nor any of its Affiliates will serve as sub-advisor to any fund sponsored by Buyer, unless Seller and Buyer otherwise agree.

Section 6.13         Reaffirmation of Advisory Agreement. On or before the Second Closing, Seller shall use, and shall cause its applicable Affiliates to use, commercially reasonable best efforts to assist Buyer and the Acquired Companies in reaffirming or renewing, or causing to be reaffirmed or renewed, any advisory contract, investment management contract, property management contract, dealer manager agreement, soliciting dealer agreement and any similar agreement which relates to the Business.

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Section 6.14         No Negotiation. During the period commencing on the date hereof and ending on the earlier of the Second Closing Date or the date on which this Agreement is terminated pursuant to Article IX, Seller shall not, shall not authorize or permit any of its Affiliates to, and shall instruct its representatives not to: (a) solicit or knowingly encourage the initiation or submission of any expression of interest, inquiry, proposal or offer from any Person (other than Buyer or its Affiliates or representatives) relating to a possible Acquisition Transaction; (b) participate in any discussions or negotiations or enter into any agreement, understanding or arrangement with, or provide any non-public information to, any Person (other than Buyer or its Affiliates or representatives) relating to or in connection with a possible Acquisition Transaction; (c) entertain or accept any proposal or offer from any Person (other than Buyer or its Affiliates or representatives) relating to a possible Acquisition Transaction; or (d) consummate any Acquisition Transaction. For purposes of this Agreement, “Acquisition Transaction” means any transaction or series of related transactions involving: (i) the sale, license, encumbrance or other disposition of all or any material portion of the business or assets of any Acquired Company or any of its Subsidiaries; (ii) the issuance, pledge, transfer, acquisition or other disposition of all or any material portion of the Equity Interests of any Acquired Company or any of its Subsidiaries; or (iii) any merger, consolidation, business combination, share exchange, stock or asset purchase, reorganization or similar transaction involving a change of control of any Acquired Company or any of its Subsidiaries.

Section 6.15         Wrong Pockets. If, after the Second Closing, (i) Seller reasonably determines that any asset, property or subsidiary that should not have been transferred pursuant to this Agreement or any of the Ancillary Agreements has been transferred to Buyer or is held by an Acquired Company or (ii) Buyer reasonably determines that any asset, property or subsidiary that should have been transferred pursuant to this Agreement or any of the Ancillary Agreements has not been transferred to Buyer or is not held by an Acquired Company, Buyer and Seller shall consult with one another in good faith and reasonably cooperate to determine if such asset, property or subsidiary is held by the wrong party and, if so determined, to effect the transfer of such asset, property or subsidiary to the appropriate party or its designee as soon as practicable and for no consideration.

Section 6.16         Intercompany Obligations. Seller shall use reasonable efforts to take, or cause to be taken, such action and make, or cause to be made, such payments as may be necessary so that, as of the Second Closing Date, there shall be no intercompany obligations (other than pursuant to this Agreement and the Ancillary Agreements) between any of the Acquired Companies or their respective Subsidiaries, on the one hand, and Seller or any of its Affiliates (other than the Acquired Companies and their respective Subsidiaries), on the other hand. Except for this Agreement and the Ancillary Agreements, all intercompany arrangements and Contracts, whether written or oral, between any Acquired Company or their respective Subsidiaries, on the one hand, and Seller or any of its Affiliates (other than the Acquired Companies and their respective Subsidiaries), on the other hand, shall terminate and be of no further force and effect after the Second Closing. The parties hereto agree that this Section 6.16 does not apply to intercompany accounts or obligations owing to and from, or any arrangements or contracts, among any of the Acquired Companies and/or their respective Subsidiaries.

Section 6.17         Property Disposition Fees. Prior to the Second Closing, EFA will assign its right to receive any disposition fees payable by, and reimbursement of expenses from, the applicable Ancillary Programs with respect to the sale or disposition of any of the properties set forth on Section 6.17 of the Seller Disclosure Letter.

Section 6.18         Property Management Agreements. Prior to the Second Closing, Seller shall cause EFA to enter into property management agreements with Cole Realty Advisors, LLC relating to the payment of property management fees from the properties owned by the Ancillary Programs in accordance with the terms set forth on Section 6.18 of the Seller Disclosure Letter; provided, however, that such property management agreements shall only be entered into to the extent they are not already in effect.

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Article VII

CONDITIONS PRECEDENT

Section 7.1           Conditions to Each Party’s Obligations – First Closing. The respective obligations of the parties to effect the First Closing shall be subject to the satisfaction at or prior to the First Closing of the following conditions:

(a)          Required Approvals. (i) Any applicable waiting period under the HSR Act shall have expired or been earlier terminated, (ii) all of the Buyer Shares issuable pursuant to this Agreement shall have been approved for listing on the NYSE, subject to official notice of issuance and (iii) any other approvals set forth in Section 3.4 and Section 4.4 required to be obtained for the consummation, as of the First Closing, of the transactions contemplated by this Agreement (other than, in the case of this clause (iii), any approvals the failure of which to obtain would not have, or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Seller or a Material Adverse Effect on Buyer), shall have been obtained (all such approvals and the expiration or termination of all such waiting periods are referred to herein as the “Requisite Approvals”).

(b)          No Injunctions or Restraints; Illegality. No Order (whether temporary, preliminary or permanent) issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect. No statute, rule, regulation or Order shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits or makes illegal consummation of the transactions contemplated by this Agreement. There shall be no pending Action by any Governmental Entity with respect to this Agreement or the transactions contemplated hereby.

Section 7.2           Conditions to Obligations of Buyer – First Closing. The obligations of Buyer to effect the First Closing are also subject to the satisfaction, or waiver by Buyer, at or prior to the First Closing, of the following conditions:

(a)          Representations and Warranties. The representations and warranties of Seller set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the First Closing as though made on and as of the First Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); provided, however, that no representation or warranty of Seller (other than the representations and warranties contained in Section 3.1(a) (first sentence only), Section 3.1(b) (with respect to material Subsidiaries of the Acquired Companies only), Section 3.2, Section 3.3(a) and Section 3.5, which shall be true and correct in all material respects), shall be deemed untrue or incorrect for purposes hereunder as a consequence of the existence of any fact, event or circumstance inconsistent with such representation or warranty, unless such fact, event or circumstance, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty of Seller, has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Seller, disregarding for these purposes any qualification or exception for, or reference to, materiality in any such representation or warranty, including the use of the terms “material,” “materially,” “in all material respects,” “Material Adverse Effect” or similar terms or phrases in any such representation or warranty, other than, in each case, in Section 3.5, Section 3.7(a), Section 3.10(a), Section 3.12(a), and Section 3.13; and Buyer shall have received a certificate signed on behalf of Seller by the Chief Executive Officer or the Chief Financial Officer of Seller to the foregoing effect.

(b)          Performance of Obligations of Seller. Seller shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the First Closing; and Buyer shall have received a certificate signed on behalf of Seller by the Chief Executive Officer or the Chief Financial Officer of Seller to such effect.

(c)          Other Deliveries. Seller shall have made the other deliveries set forth in Section 1.5(b).

Section 7.3           Conditions to Obligations of Seller – First Closing. The obligation of Seller to effect the First Closing is also subject to the satisfaction, or waiver by Seller, at or prior to the First Closing, of the following conditions:

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(a)          Representations and Warranties. The representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the First Closing as though made on and as of the First Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); provided, however, that no representation or warranty of Buyer (other than the representations and warranties in Section 4.1 (first sentence only), Section 4.2, and Section 4.3(a) which shall be true and correct in all material respects) shall be deemed untrue or incorrect for purposes hereunder as a consequence of the existence of any fact, event or circumstance inconsistent with such representation or warranty, unless such fact, event or circumstance, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty of Buyer, has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Buyer, disregarding for these purposes any qualification or exception for, or reference to, materiality in any such representation or warranty, including the use of the terms “material,” “materially,” “in all material respects,” “Material Adverse Effect” or similar terms or phrases in any such representation or warranty; and Seller shall have received a certificate signed on behalf of Buyer by an authorized officer of Buyer to the foregoing effect.

(b)          Performance of Obligations of Buyer. Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the First Closing; and Seller shall have received a certificate signed on behalf of Buyer by an authorized officer of Buyer to such effect.

(c)          Other Deliveries. Buyer shall have made the other deliveries set forth in Section 1.5(a).

Section 7.4           Conditions to Each Party’s Obligations – Second Closing. The respective obligations of the parties to effect the Second Closing shall be subject to the satisfaction at or prior to the Second Closing of the following conditions:

(a)          No Injunctions or Restraints; Illegality. No Order (whether temporary, preliminary or permanent) issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect. No statute, rule, regulation or Order shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits or makes illegal consummation of the transactions contemplated by this Agreement. There shall be no pending Action by any Governmental Entity with respect to this Agreement or the transactions contemplated hereby.

(b)          FINRA Approval. Each of: (i) thirty-one (31) days shall have elapsed following submission to FINRA of the initial Continuing Membership Application of each Broker (the “CMA”) and FINRA shall not have rejected the CMA as incomplete during such period; (ii) each Broker shall have notified FINRA that the parties to this Agreement intend to consummate the Broker Sale without written approval from FINRA; and (iii) FINRA shall not have advised any Broker that it will impose material operating conditions on the Broker if the Second Closing occurs prior to obtaining FINRA’s approval of the CMA.

Section 7.5           Conditions to Obligations of Buyer – Second Closing. The obligations of Buyer to effect the Second Closing are also subject to the satisfaction, or waiver by Buyer, at or prior to the Second Closing, of the following conditions:

(a)          Representations and Warranties. The representations and warranties of Seller set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Second Closing as though made on and as of the Second Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); provided, however, that no representation or warranty of Seller (other than the representations and warranties contained in Section 3.1(a) (first sentence only), Section 3.1(b) (with respect to material Subsidiaries of the Acquired Companies only), Section 3.2, Section 3.3(a) and Section 3.5, which shall be true and correct in all material respects), shall be deemed untrue or incorrect for purposes hereunder as a consequence of the existence of any fact, event or circumstance inconsistent with such representation or warranty, unless such fact, event or circumstance, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty of Seller, has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Seller, disregarding for these purposes any qualification or exception for, or reference to, materiality in any such representation or warranty, including the use of the terms “material,” “materially,” “in all material respects,” “Material Adverse

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Effect” or similar terms or phrases in any such representation or warranty, other than, in each case, in Section 3.5, Section 3.7(a), Section 3.10(a), Section 3.12(a) and Section 3.13; and Buyer shall have received a certificate signed on behalf of Seller by the Chief Executive Officer or the Chief Financial Officer of Seller to the foregoing effect.

(b)          Performance of Obligations of Seller. Seller shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Second Closing; and Buyer shall have received a certificate signed on behalf of Seller by the Chief Executive Officer or the Chief Financial Officer of Seller to such effect.

(c)          Restructuring Transactions. Each of the Restructuring Transactions shall have been completed.

(d)          Other Deliveries. Seller shall have made the other deliveries set forth in Section 1.6(b).

(e)          FIRPTA Certificate. Seller shall have delivered to Buyer a duly executed certification that Seller is not a foreign person within the meaning of Section 1445 of the Code, substantially in the form of the sample certification set forth in Treasury Regulation Section 1.1445-2(b)(2)(iv)(A).

Section 7.6           Conditions to Obligations of Seller – Second Closing. The obligations of Seller to effect the Second Closing are also subject to the satisfaction, or waiver by Buyer, at or prior to the Second Closing, of the following conditions:

(a)          Representations and Warranties. The representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Second Closing as though made on and as of the Second Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); provided, however, that no representation or warranty of Buyer (other than the representations and warranties contained in Section 4.1 (first sentence only), Section 4.2, and Section 4.3(a), which shall be true and correct in all material respects), shall be deemed untrue or incorrect for purposes hereunder as a consequence of the existence of any fact, event or circumstance inconsistent with such representation or warranty, unless such fact, event or circumstance, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty of Buyer, has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Buyer, disregarding for these purposes any qualification or exception for, or reference to, materiality in any such representation or warranty, including the use of the terms “material,” “materially,” “in all material respects,” “Material Adverse Effect” or similar terms or phrases in any such representation or warranty; and Seller shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer or the Chief Financial Officer of Buyer to the foregoing effect.

(b)          Performance of Obligations of Buyer. Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Second Closing; and Seller shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer or the Chief Financial Officer of Buyer to such effect.

(c)          Restructuring Transactions. Each of the Restructuring Transactions shall have been completed.

(d)          Other Deliveries. Buyer shall have made the other deliveries set forth in Section 1.6(a).

Article VIII

SURVIVAL; INDEMNIFICATION

Section 8.1           Survival. The representations and warranties of the parties contained in this Agreement shall survive the Second Closing until March 31, 2016; provided that (i) the representations and warranties of Seller contained in Section 3.1, Section 3.2 and Section 3.3(a) and the representations and warranties of Buyer contained in Section 4.2, Section 4.3(a) and Section 4.5 shall survive indefinitely and (ii) the representations and warranties contained in Section 3.9 (Taxes and Tax Returns) shall survive in the manner set forth in Section 6.9(k). The

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covenants and agreements of the parties hereto shall remain in full force and effect in accordance with their terms (or, if no survival period is specified herein, such covenants and agreements shall survive until fully performed or fulfilled). Notwithstanding the foregoing, if notice of a breach of any representation, warranty, covenant or agreement has been given prior to the expiration of the applicable representation, warranty, covenant or agreement, the ability of a party to initiate an Action with respect to such breach shall survive until any such Action relating thereto has been fully and finally resolved.

Section 8.2           Indemnification.

(a)          From and after the Second Closing, Seller shall indemnify, defend and hold harmless Buyer and its Affiliates (including the Acquired Companies and their respective Subsidiaries), and its and their respective officers, directors and employees (any of the foregoing, a “Buyer Indemnified Party”), against any and all damages, losses, liabilities, claims, fines, deficiencies, payments (including those arising out of any settlement, judgment or compromise relating to any Action and expenses (including interest and penalties due and payable with respect thereto and reasonable expenses of investigation, preparation, defense, avoidance or settlement of an Action and reasonable attorneys’ fees and expenses in connection with any Action whether involving a third party claim or a claim solely between the parties hereto) (“Damages”) incurred, asserted against or suffered by any Buyer Indemnified Party, including in connection with enforcing Seller’s obligations hereunder, resulting from or arising out of (x) any inaccuracy in any representation or breach of warranty of Seller contained in Article III (other than Section 3.9, which shall be governed by Section 6.9) by virtue of its failure to be true and correct (A) on and as of the First Closing Date with the same effect as though made on and as of the First Closing Date (other than any such representation or warranty that speaks as of a specific date or time other than the First Closing Date), (B) on and as of the date of this Agreement (other than any such representation or warranty that speaks as of a specific date or time other than the date of this Agreement) or (C) on and as of the date or time when made, in the case of any representation or warranty that speaks as of a specific date or time other than the date of this Agreement or the First Closing Date; provided that, in the event of any such breach or inaccuracy of any representation or warranty that includes any limitation or qualification as to “materiality” (including the word “material”), “Material Adverse Effect” or “Knowledge,” for purposes of determining the amount of such Damages with respect to such breach or inaccuracy, no effect will be given to such limitation or qualification contained therein (each such inaccuracy in a representation or breach of warranty a “Breach”) or (y) breach of covenant or agreement made or to be performed by Seller pursuant to this Agreement on or prior to the Second Closing.

(b)          From and after the Second Closing, Buyer shall indemnify, defend and hold harmless Seller and its Affiliates (other than the Acquired Companies and their respective Subsidiaries), and its and their respective officers, directors and employees (any of the foregoing, a “Seller Indemnified Party”), against any and all Damages incurred, asserted against or suffered by any Seller Indemnified Party, including in connection with enforcing Buyer’s obligations hereunder, resulting from or arising out of (x) any inaccuracy in any representation or breach of warranty of Buyer contained in Article IV by virtue of its failure to be true and correct (A) on and as of the First Closing Date with the same effect as though made on and as of the First Closing Date (other than any such representation or warranty that speaks as of a specific date or time other than the First Closing Date), (B) on and as of the date of this Agreement (other than any such representation or warranty that speaks as of a specific date or time other than the date of this Agreement) or (C) on and as of the date or time when made, in the case of any representation or warranty that speaks as of a specific date or time other than the date of this Agreement or the First Closing Date; provided that, for purposes of determining the amount of such Damages with respect to any Breach by Buyer, no effect will be given to any limitation or qualification as to “materiality” (including the word “material”), “Material Adverse Effect” or “Knowledge” contained in any related representation or warranty or (y) breach of covenant or agreement made or to be performed by Buyer pursuant to this Agreement on or prior to the Second Closing.

(c)          With respect to indemnification by Seller or Buyer (each being referred in its capacity as the indemnifying party as, the “Indemnifying Party”) for its Breaches pursuant to Section 8.2(a)(x) and Section 8.2(b)(x), as applicable:

(i)          the Indemnifying Party shall not be liable unless the aggregate amount of Damages with respect to all such Breaches exceeds $10 million, after which the Indemnifying Party shall be liable for the amount of all Damages with respect to its Breaches in excess of $10 million;

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(ii)         the Indemnifying Party shall not be liable for any single claim or series of related claims with respect to such Breaches which result in Damages of $250,000 or less (and such claims shall not be aggregated for purposes of aggregating Damages pursuant to clause Section 8.2(c)(i)); and

(iii)        the Indemnifying Party’s maximum aggregate liability for all such Breaches shall not exceed $75 million;

provided, further, that the limitations on indemnifiable Damages set forth in clauses (i), (ii) and (iii) above shall not apply with respect to the representations and warranties of Seller set forth in Section 3.1, Section 3.2, Section 3.3(a) and Section 3.6 or the representations and warranties of Buyer set forth in Section 4.1, Section 4.2, Section 4.3(a) and Section 4.5.

(d)          Notwithstanding anything to the contrary in this Agreement, in no event shall the Indemnifying Party be liable to an Indemnified Party for any exemplary, punitive, special or consequential damages, including lost profits or diminution of value or any loss of goodwill or possible business after the Second Closing, except for any such damages to the extent paid to a third party, including a Governmental Entity.

(e)          With respect to any claim brought by a Buyer Indemnified Party against Seller under this Agreement or otherwise relating to this Agreement, Seller expressly waives any right of subrogation, contribution, advancement, indemnification or other claim against any Acquired Company or any Subsidiary of any Acquired Company with respect to any amounts owed by Seller pursuant to this Agreement.

(f)          Seller or Buyer, as the case may be, agrees to give prompt notice (a “Notice of Claim”) to the Indemnifying Party, in the event indemnity is sought by a Buyer Indemnified Party or a Seller Indemnified Party, as the case may be, under this Section 8.2, of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under this Section 8.2 (each, a “Claim”) and will provide the Indemnifying Party such information with respect thereto in the possession of Seller or Buyer, as the case may be, that the Indemnifying Party may reasonably request. The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, unless (and solely to the extent) such failure shall have actually materially prejudiced the Indemnifying Party’s defense of such Claim.

(g)          The Indemnifying Party shall be entitled to participate in the defense of any claim asserted by a third party (each, a “Third Party Claim”) and, subject to the limitations set forth in this Section 8.2, shall have fifteen (15) days after the date on which Notice of Claim is given (or such lesser number of days set forth in the Notice of Claim as may be required by court proceedings in the event of a litigated matter) to notify the party giving such Notice of Claim in writing of its election to control and appoint lead counsel for such defense, in each case at its expense.

(h)          If the Indemnifying Party shall assume the control of the defense of any Third Party Claim in accordance with the provisions of this Section 8.2, the Indemnifying Party shall obtain the prior written consent of Seller or Buyer, as the case may be, before entering into any settlement of such Third Party Claim, if the settlement does not unconditionally release the Indemnified Parties from all liabilities and obligations with respect to such Third Party Claim, the settlement includes a statement or admission of fault, culpability or failure to act by or on behalf of any Indemnified Party, or the settlement imposes injunctive or other equitable relief against any Indemnified Party, and any Indemnified Party shall be entitled to participate in the defense of such Third Party Claim and to employ separate counsel of its choice for such purpose. The fees and expenses of such separate counsel shall be paid by the Indemnified Party; provided that in the event that the Indemnified Party determines in good faith that representation by counsel to the Indemnifying Party of both such Indemnifying Party and the Indemnified Party could reasonably be expected to present such counsel with a conflict of interest, then the Indemnified Party may employ separate counsel to represent or defend it in any such Action and the Indemnifying Party shall pay the reasonable fees and expenses of such counsel; provided, however, that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all Indemnified Parties. If the Indemnifying Party does not elect to defend such Third Party Claim or does not defend such Third Party Claim in good faith, the Indemnified Party shall have the right in addition to any other right or remedy it may have hereunder, at the Indemnifying Party’s expense, to defend such Third Party Claim; provided,

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however, that (i) the Indemnified Party’s defense of or participation in the defense of any such Third Party Claim shall not in any way diminish or lessen the obligations of the Indemnifying Party under the agreements of indemnification set forth in this Article VIII, and (ii) the Indemnified Party may not settle any such Third Party Claim without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(i)          At the Indemnifying Party’s expense, each party shall cooperate, and cause their respective Affiliates to cooperate, in the defense or prosecution of any Third Party Claim and shall furnish or cause to be furnished such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.

(j)          At the Indemnifying Party’s expense, each Indemnified Party shall use reasonable efforts to collect any amounts available under insurance coverage, or from any other person alleged to be responsible, for any Damages payable under this Section 8.2.

(k)          Except for Third Party Claims being defended in good faith, an Indemnifying Party shall satisfy its obligations under this Article VIII in respect of a claim for indemnification hereunder which is not contested by the Indemnifying Party in good faith as promptly as practical but in any event no later than thirty (30) days after the date on which the Notice of Claim in respect thereof is given.

Section 8.3           Calculation of Damages. The amount of any Damages payable under Section 6.9 and/or Section 8.2 by the Indemnifying Party shall be: (i) net of any amounts actually previously recovered by the Indemnified Party under applicable insurance policies in respect of the Damages giving rise to the right of indemnification (net of any increase in premiums to be paid by the Indemnified Party arising from the insurance carrier’s payment of such claim); (ii) increased by any Tax cost actually incurred by the Indemnified Party arising from the receipt or accrual of the indemnity payment; and (iii) decreased by any cash Tax savings actually realized by the Indemnified Party arising in the taxable year in which such Damages are incurred or, if later, at the time the indemnity payment is made. If the Indemnified Party receives any amounts in respect of the Damages giving rise to the right of indemnification under applicable insurance policies subsequent to an indemnification payment in respect of such Damages by the Indemnifying Party, then such Indemnified Party shall, to the extent fully indemnified for the applicable Damages (after giving effect to the following reimbursement obligation), promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification payment up to the amount so received by the Indemnified Party, net of any expenses incurred by such Indemnified Party in collecting such amount (including any increase in premiums arising from the payment by an insurance carrier of such amount). Notwithstanding the foregoing, Seller shall not be required to pay Damages pursuant to this Section 8.3 if, and solely to the extent, liability for such Damages is reflected in the calculation of the Final Closing Net Working Capital.

Section 8.4           Exclusivity. After the Second Closing, Section 6.9 and this Article VIII shall provide the exclusive remedy for any claim by any Indemnified Party based on a Breach by the Indemnifying Party, other than any such claim based on fraud or willful breach of this Agreement and except as set forth in Section 10.10.

Article IX

TERMINATION AND AMENDMENT

Section 9.1           Termination. This Agreement may be terminated at any time prior to the Second Closing:

(a)          by mutual consent of Seller and Buyer in a written instrument;

(b)          by either Buyer or Seller if any Governmental Entity that must grant a Requisite Approval has denied such approval and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, provided that the party seeking to terminate this

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Agreement pursuant to this Section 9.1(b) shall have complied with its obligations pursuant to Section 6.1 with respect to such denial or Order;

(c)          by either Buyer or Seller if the Second Closing shall not have occurred on or before December 31, 2014 (the “Outside Date”) unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement; or

(d)          by either Buyer or Seller if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Seller, in the case of a termination by Buyer, or Buyer, in the case of a termination by Seller, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Second Closing Date, the failure of the conditions set forth in Section 7.2(a) or Section 7.2(b), in the case of a termination by Buyer, or the conditions set forth in Section 7.3(a) or Section 7.3(b), in the case of a termination by Seller, and which, if curable, is not cured within thirty (30) days following written notice to the party committing such breach or which by its nature or timing cannot be cured prior to the Outside Date.

Section 9.2           Effect of Termination. In the event of termination of this Agreement by either Seller or Buyer as provided in Section 9.1 (or by Seller and Buyer as provided in Section 9.1(a)), this Agreement shall forthwith become void and have no effect, and none of the parties or any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that (i) the first sentence of Section 6.2(b), this Section 9.2 and Article X shall survive any termination of this Agreement, and (ii) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liabilities or damages arising out of its fraud or willful breach of any provision of this Agreement.

Article X

GENERAL PROVISIONS

Section 10.1         Expenses. Except as set forth in Section 6.9(i), all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such cost or expense, provided, however, that the parties shall share equally all out-of-pocket fees and expenses related to any notices or filings under the HSR Act and the submission of the CMA of the Broker to FINRA, in each case, other than attorneys’ and accountants’ fees and expenses.

Section 10.2         Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to Seller, to:

ARC Properties Operating Partnership, L.P.

405 Park Ave, 15th floor

New York, NY 10022

Attention: Richard A. Silfen, General Counsel

Facsimile: (215) 887-2585

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with a copies to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Phone: (212) 310-8000
Facsimile: (212) 310-8007
Attention: Michael J. Aiello, Esq.
                  Matthew J. Gilroy, Esq.

and

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Phone: (212) 969-3025

Facsimile: (212) 969-2900

Attention: Peter Fass, Esq.

   Steven L. Lichtenfeld, Esq.

if to Buyer, to:

RCS Capital Corporation

405 Park Ave, 15th floor

New York, NY 10022

Attention: James A. Tanaka, General Counsel

Facsimile: (212) 415-6567

with a copies to:

Duane Morris LLP

30 South 17th Street
Philadelphia, PA 19103-4196
Phone: (215) 979-1206
Facsimile: (215) 405-2906
Attention: Darrick M. Mix, Esq.

   Chad J. Rubin, Esq.

and

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Phone: (212) 969-3025

Facsimile: (212) 969-2900

Attention: Peter Fass, Esq.

   Steven L. Lichtenfeld, Esq.

Section 10.3         Definitions. For purposes of this Agreement:

(a)          “Acquired Companies’ Indebtedness” means the Acquired Companies’ Indebtedness as it would be reflected on a combined balance sheet of the Acquired Companies as of the opening of business on the First Closing Date prepared in accordance with GAAP applied on a basis consistent with Seller’s accounting principles, policies and methodologies used in connection with the preparation of the Financial Statements.

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(b)          “Acquired Company Benefit Plan” means any employee benefit plan, program, policy, practice, or other arrangement providing compensation or benefits to any Business Employee or any beneficiary or dependent thereof that is sponsored or maintained by an Acquired Company or any of its Subsidiaries or to which an Acquired Company or any of its Subsidiaries contributes or is obligated to contribute, on behalf of any Business Employee, including any employee welfare benefit plan within the meaning of Section 3(1) of ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, performance, equity or stock or stock related, deferred compensation, vacation, stock purchase, stock option, severance, employment, change of control, supplemental unemployment benefit, vacation, sick or paid time off benefit, or fringe benefit plan, arrangement, program or policy.

(c)          “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise. For the avoidance of doubt, neither Buyer nor any of its Subsidiaries shall be deemed to be Affiliates of Seller or any of its Subsidiaries.

(d)          “Ancillary Agreements” means all documents, instruments and certificates to be executed and delivered pursuant to this Agreement, including an executed version of each form contract attached hereto as an Exhibit.

(e)          “Ancillary Programs” means the 1031 exchange, tenant in common and Delaware statutory trust businesses that are managed by the Acquired Companies.

(f)          “Auditor” means an independent accounting firm of recognized national standing selected by Buyer and Seller that has no existing material relationship with either Seller or Buyer.

(g)          “Broker Sale” means the purchase and sale, upon the terms and subject to the conditions of this Agreement, of the Acquired Interests in CCA.

(h)          “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by Law or executive order to close.

(i)           “Buyer Benefit Plan” means any employee benefit plan, program, policy, practice, or other arrangement providing compensation or benefits to any employee of Buyer or any of its Affiliates or any beneficiary or dependent thereof that is sponsored or maintained by Buyer or any of its Affiliates or to which Buyer or any of its Affiliates contributes or is obligated to contribute, on behalf of any employee of Buyer or any of its Affiliates or any beneficiary or dependent thereof, including any employee welfare benefit plan within the meaning of Section 3(1) of ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, performance, equity or stock or stock related, deferred compensation, vacation, stock purchase, stock option, severance, employment, change of control, supplemental unemployment benefit, vacation, sick or paid time off benefit, or fringe benefit plan, arrangement, program or policy.

(j)          “CCC” means Cole Capital Corporation, an Arizona corporation.

(k)          “CHC” means Christopher H. Cole.

(l)           “CHC Employment Agreement” means, that certain Employment Agreement, dated March 5, 2013, by and among Cole Credit Property Trust III, Inc., Cole REIT III Operating Partnership, LP and CHC.

(m)          “Code” means the Internal Revenue Code of 1986, as amended.

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(n)          “Company Material Contracts” means any Contract relating to the incurring of Indebtedness by any Acquired Company or any of its Subsidiaries in an amount in excess in the aggregate of $2,000,000, (ii) any non-competition Contract, or any other agreement or obligation which purports to limit or restrict in any material respect (A) the ability of any Acquired Company or its Subsidiaries to solicit customers or employees or (B) the manner in which, or the localities in which, all or any portion of the business of any Acquired Company or its Subsidiaries or, following the consummation of the transactions contemplated by this Agreement, Buyer or its Subsidiaries, is or would be conducted, (iii) any Contract providing for any payments that are conditioned, in whole or in part, on, or on any Contract that is terminable upon or otherwise prohibits, a change of control of any Acquired Company or any of its respective Subsidiaries, (iv) any collective bargaining agreement, (v) any joint venture or partnership agreements, (vi) any Contract that grants any right of first refusal or right of first offer or similar right or that limits or purports to limit the ability of any Acquired Company or its Subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any assets or business, (vii) any employment agreement with, or any agreement or arrangement that contains any severance pay or post-employment liabilities or obligations to, any current or former director, officer or employee of any Acquired Company or its Subsidiaries, (viii) any Contract that contains a “most favored nation” clause or similar term providing preferential pricing or treatment to a third party, (ix) any Contract pursuant to which any Acquired Company or any of its Subsidiaries manages or provides services with respect to any real properties or entities other than (A) the real property of the Acquired Companies or any of their respective Affiliates and (B) Contracts pursuant to which the Acquired Companies and their respective Subsidiaries are not entitled to obtain any fees, (x) any Contract requiring any Acquired Company or any of its Subsidiaries to provide any funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in any third party other than any such Contracts for real estate investments for Persons advised by any Acquired Company or any of its Subsidiaries, (xi) any Contract not made in the ordinary course of business which (A) is material to the Acquired Companies and their respective Subsidiaries taken as a whole or (B) which would reasonably be expected to materially delay the consummation of the transactions contemplated by this Agreement and (xii) the Contracts entered into with the top seven (7) vendors (measured by annualized spend) of the Business.

(o)          “Designated FF&E” means the furniture, fixtures and equipment listed on Section 10.3(o) of the Seller Disclosure Letter.

(p)          “Determination” means a “determination” within the meaning of Section 1313(a) of the Code or any similar provision of state, local or foreign Law.

(q)          “Equity Interests” means (i) the shares of capital stock of a corporation, (ii) the general or limited partnership interests of any partnership, (iii) the membership or other ownership interest of any limited liability company, (iv) the equity securities or other ownership interests of any kind of any other legal entity, or (v) any security, instrument, binding obligation or option, call, warrant or other right (whether or not immediately exercisable) to acquire, convert into or otherwise receive any of the foregoing, in any such case, whether owned or held beneficially, of record or legally.

(r)           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

(s)          “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

(t)           “Estimated Closing Net Working Capital” means Seller’s good faith estimate of the Net Working Capital of the Acquired Companies.

(u)          “Estimated Closing Net Working Capital Overage” means the amount, if any, by which the Estimated Closing Net Working Capital exceeds the Target Net Working Capital.

(v)         “Estimated Closing Net Working Capital Shortage” means the amount, if any, by which the Estimated Closing Net Working Capital is less than the Target Net Working Capital.

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(w)          “Exchange Act” means the United States Securities Exchange Act of 1934, as amended and the rules and regulations thereunder.

(x)            “Final Closing Net Working Capital” means the Net Working Capital of the Acquired Companies as set forth in the Final Closing Statement (as adjusted pursuant to Section 2.1(d)).

(y)           “Final Closing Net Working Capital Overage” means the amount, if any, by which the Final Closing Net Working Capital exceeds the Target Net Working Capital.

(z)           “Final Closing Net Working Capital Shortage” means the amount, if any, by which the Final Closing Net Working Capital is less than the Target Net Working Capital.

(aa)         “FINRA” means the Financial Industry Regulatory Authority, Inc.

(bb)         “GAAP” means United States generally accepted accounting principles.

(cc)         “Governing Documents” means, with respect to any Person: (i) if a corporation, the articles, deed or certificate of incorporation and the bylaws; (ii) if a general partnership, the partnership agreement and any statement of partnership or other organizational documents; (iii) if a limited partnership, the limited partnership agreement and the certificate of limited partnership or other organizational documents; (iv) if a limited liability company, the constitution deed, articles of organization, bylaws, and deeds of amendment of bylaws, and operating agreement or other organizational documents; (v) if another type of Person, any other charter, trust agreement or similar document adopted or filled in connection with the creation, formation or organization of such Person; (vi) all equityholders’ agreements, voting agreements, voting trust agreements, joint venture agreements, registration rights agreements or other agreements or documents relating to the organization, management or operation of any Person or relating to the rights, duties and obligations of the equityholders of any Person; and (vii) any amendment, supplement or restatement of any of the foregoing.

(dd)        “Gross Income” means “gross income” as such term is used for purposes of Section 856(c) of the Code.

(ee)         “Indebtedness” of a Person means, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes and similar instruments and (iii) all leases of such Person capitalized pursuant to GAAP.

(ff)          “Indemnified Party” means either a Buyer Indemnified Party or a Seller Indemnified Party.

(gg)        “Intellectual Property” means all foreign and domestic intellectual property including all (i) trademarks, service marks, brand names, Internet domain names, logos, symbols, trade dress, fictitious names, trade names, and other indicia of origin and all goodwill associated therewith and symbolized thereby; (ii) patents and inventions and discoveries, whether patentable or not; (iii) confidential information, proprietary information, trade secrets and know-how, (including processes, schematics, business methods, formulae, drawings, prototypes, models, designs, customer lists and supplier lists); (iv) copyrights and works of authorship in any media (including computer software programs, source code, databases and other complications of information); (v) all applications and registrations for any of the foregoing; and (vi) all extensions, modifications, renewals, divisions, continuations, continuations-in-part, reissues, restorations and reversions related to any off the foregoing.

(hh)        “IRS” means the United States Internal Revenue Service.

(ii)          “Knowledge” means (i) with respect to Seller, the actual knowledge of the persons listed on Section 10.3(ii)(i) to the Seller Disclosure Letter and (ii) with respect to Buyer, the knowledge, after reasonable inquiry, of the persons listed on Section 10.3(ii)(ii) of the Buyer Disclosure Letter.

(jj)          “Material Adverse Effect on Buyer” means any event, circumstance, change, effect, development, condition or occurrence (a) that has a material adverse effect on the assets, liabilities, business, financial condition or

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results of operations of Buyer and its Subsidiaries, taken as a whole, or (b) that will, or would reasonably be expected to, prevent or materially impair the ability of Buyer to consummate the transactions contemplated by this Agreement before the Outside Date; provided, however, that for purposes of clause (a) “Material Adverse Effect on Buyer” shall not include any event, circumstance, change, effect, development, condition or occurrence to the extent arising out of or resulting from (i) any failure of Buyer to meet any projections or forecasts or any estimates of earnings, revenues or other metrics for any period (provided that any event, circumstance, change, effect, development, condition or occurrence giving rise to such failure may be taken into account in determining whether there has been a Material Adverse Effect on Buyer), (ii) any changes that affect the industries in which Buyer and its Subsidiaries operate generally, (iii) any changes in the United States or global economy or capital, financial or securities markets generally, including changes in interest or exchange rates, (iv) any changes in the legal, regulatory or political conditions in the United States or in any other country or region of the world, (v) the commencement, escalation or worsening of a war or armed hostilities or the occurrence of acts of terrorism or sabotage occurring after the date hereof, (vi) the execution and delivery of this Agreement, or the public announcement of the transactions contemplated hereby, (vii) the taking of any action expressly required by, or the failure to take any action expressly prohibited by, this Agreement, or the taking of any action at the written request or with the prior written consent of Seller, (viii) earthquakes, hurricanes, floods or other natural disasters, or (ix) changes in Law or GAAP (or the interpretation thereof), which in the case of each of clauses (ii), (iii), (iv), (v) and (ix) do not disproportionately affect Buyer and its Subsidiaries, taken as a whole, relative to others in the industries in which Buyer and its Subsidiaries operate, and in the case of clause (viii) do not disproportionately affect Buyer and its Subsidiaries, taken as a whole, relative to others in the industries in which Buyer and its Subsidiaries operate, in the geographic regions in which Buyer and its Subsidiaries operate.

(kk)         “Material Adverse Effect on Seller” means any event, circumstance, change, effect, development, condition or occurrence (a) that has a material adverse effect on the assets, liabilities, business, financial condition or results of operations of the Acquired Companies and their respective Subsidiaries, taken as a whole, or (b) that will, or would reasonably be expected to, prevent or materially impair the ability of Seller to consummate the transactions contemplated by this Agreement before the Outside Date; provided, however, that for purposes of clause (a), “Material Adverse Effect on Seller” shall not include any event, circumstance, change, effect, development, condition or occurrence to the extent arising out of or resulting from: (i) any failure of the Acquired Companies to meet any internal or external projections or forecasts or any estimates of earnings, revenues, or other metrics for any period (provided that any event, circumstance, change, effect, development, condition or occurrence giving rise to such failure may be taken into account in determining whether there has been a Material Adverse Effect on Seller), (ii) any changes that affect the industries in which the Acquired Companies and their respective Subsidiaries operate generally, (iii) any changes in the United States or global economy or capital, financial or securities markets generally, including changes in interest or exchange rates, (iv) any changes in the legal, regulatory or political conditions in the United States or in any other country or region of the world, (v) the commencement, escalation or worsening of a war or armed hostilities or the occurrence of acts of terrorism or sabotage occurring after the date hereof, (vi) the execution and delivery of this Agreement, or the public announcement of the transactions contemplated hereby, (vii) the taking of any action expressly required by, or the failure to take any action expressly prohibited by, this Agreement, or the taking of any action at the written request or with the prior written consent of Buyer, (viii) earthquakes, hurricanes, floods or other natural disasters, (ix) changes in Law or GAAP (or the interpretation thereof), or (x) any loss of one or more agents, producers, brokers, registered representatives or employees, which in the case of each of clauses (ii), (iii), (iv), (v) and (ix) do not disproportionately affect the Acquired Companies and their respective Subsidiaries, taken as a whole, relative to others in the industries in which the Acquired Company and their respective Subsidiaries operate, and in the case of clause (viii) do not disproportionately affect the Acquired Companies and their respective Subsidiaries, taken as a whole, relative to others in the industries in which the Acquired Companies and their respective Subsidiaries operate, in the geographic regions in which the Acquired Companies and their respective Subsidiaries operate.

(ll)           “MTN” means Marc T. Nemer.

(mm)       “MTN Employment Agreement” means, that certain Employment Agreement, dated March 5, 2013, by and among Cole Credit Property Trust III, Inc., Cole REIT III Operating Partnership, L.P. and MTN.

(nn)         “Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.

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(oo)        “NASD” means the National Association of Securities Dealers, Inc.

(pp)        “Net Working Capital” means (i) cash and cash equivalents plus (ii) current assets minus (iii) current liabilities, each of (i), (ii) and (iii) as they would be reflected on a combined balance sheet of the Acquired Companies as of the opening of business on the Second Closing Date prepared in accordance with GAAP applied on a basis consistent with Seller’s accounting principles, policies and methodologies used in connection of the preparation of the Financial Statements, provided, that current assets shall not include deferred tax assets and current liabilities shall not include any Acquired Companies’ Indebtedness and any deferred tax liabilities; and provided, further, that current assets shall not include any accrued expenses for which Seller is entitled to reimbursement under any advisory or sub-advisory agreements.

(qq)        “NYSE” means the New York Stock Exchange, Inc.

(rr)          “Permitted Liens” means (i) any restriction on transfer arising under or imposed by applicable securities Laws, (ii) Liens for Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by or on behalf of any of the Acquired Companies and its Subsidiaries; (iii) mechanics’, carriers’, workers’, repairers’, landlords’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent, or the amount or validity of which is being contested in good faith by appropriate proceedings by or on behalf of the Company and its Subsidiaries; (iv) Liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar legal requirements or applicable Law; (v) purchase money Liens and Liens securing rental payments under capital lease arrangements; and (vi) other Liens arising in the ordinary course of business or that are not material.

(ss)         “Person” means an individual, a corporation, a general or limited partnership, an association, a limited liability company, a Governmental Entity, a trust or other entity or organization.

(tt)          “Post-Closing Period” any taxable period beginning after the Second Closing Date, and, in the case of any Straddle Period, the portion of such period beginning after the Second Closing Date.

(uu)        “Pre-Closing Period” means any taxable period ending on or prior to the Second Closing Date and, in the case of any Straddle Period, the portion of such period ending on and including the Second Closing Date.

(vv)        “Premises” means floors 1, 8 and 9 in that certain commercial office building located at 2325 E. Camelback Road, Phoenix, Arizona 85106.

(ww)       “Retained Employees” means the employees of the Acquired Companies and their Subsidiaries other than the Business Employees.

(xx)         “SEC” means the United States Securities and Exchange Commission.

(yy)        “Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations thereunder.

(zz)         “Seller GP/Cole Merger Agreement” means, that certain Agreement and Plan of Merger, dated as of October 22, 2013, by and among Seller GP, Clark Acquisition, LLC and Cole Real Estate Investments, Inc.

(aaa)       “Straddle Period” means any taxable period that begins on or before the Second Closing Date and ends after the Second Closing Date.

(bbb)      “Subsidiary” when used with respect to any Person, means any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, a majority of the Equity Interests of which are owned, directly or indirectly, by such Person.

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(ccc)       “Target Net Working Capital” means the amount that is the greater of: (x) $2,500,000 or (y) the average twelve-month trailing Net Working Capital as of August 30, 2014, unless otherwise agreed in writing by the parties (such agreement not to be unreasonably withheld).

(ddd)      “Tax” or “Taxes” means with respect to any Person (i) any and all federal, state, local, foreign and other taxes, customs, duties, governmental fees or other like assessments or charges, including any net income, alternative or add-on minimum, gross income, estimated, gross receipts, sales, use, ad valorem, value added, transfer, capital stock, franchise, profits, license, registration, recording, documentary, intangibles, conveyance, gains, withholding, payroll, employment, social security (or similar), unemployment, disability, excise, severance, stamp, occupation, premium, property (real and personal), environmental, windfall profits or other taxes of any kind imposed by any Taxing Authority, together with any and all interest, penalties, additions to tax and additional amounts imposed by any Taxing Authority responsible for the imposition of any such tax (domestic or foreign) whether such tax is disputed or not, and (ii) liability for the payment of any amounts of the type described in clause (i) above relating to any other Person by contract, as a transferee or successor to another Person, or under Treasury Regulations Section 1.1502-6 or any analogous provisions of state, local, foreign or other Tax Law.

(eee)       “Tax Claim” means any claim with respect to Taxes made by any Taxing Authority that, if pursued successfully, would reasonably be expected to serve as the basis for a claim for indemnification under Section 6.9.

(fff)         “Tax Proceeding” means any audit, examination, contest, litigation or other proceeding with or against any Taxing Authority.

(ggg)      “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied or required to be supplied to a Taxing Authority.

(hhh)      “Tax Sharing Agreement” means any written agreement, indemnity or other arrangement for the allocation or payment of Tax liabilities or payment for Tax benefits between an Acquired Company or its Subsidiaries and any Person (other than the indemnity provided pursuant to this Agreement or the Seller GP/Cole Merger Agreement), other than customary Tax indemnification or other arrangements contained in a commercial agreement entered into in the ordinary course of business, the primary purpose of which does not relate to Taxes.

(iii)          “Taxing Authority” means any Governmental Entity responsible for the administration or collection of Taxes.

Section 10.4         Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The Seller Disclosure Letter and the Buyer Disclosure Letter, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement.

Section 10.5         Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

Section 10.6         Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, other than the Confidentiality Agreement.

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Section 10.7         Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Delaware, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10.2 shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.8         Publicity. Neither Seller nor the Buyer shall, and neither Seller nor Buyer shall permit any of its Affiliates to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the prior consent (which consent shall not be unreasonably withheld, conditioned or delayed) of (a) Buyer, in the case of a proposed announcement or statement by Seller or its Affiliates, or (b) Seller, in the case of a proposed announcement or statement by Buyer or its Affiliates; provided, however, that any party may, without the prior consent of the other parties (but after prior consultation with the other parties to the extent practicable under the circumstances) issue or cause the publication of any press release or other public announcement to the extent required by applicable Law or by the rules and regulations of the NYSE, Nasdaq or any Governmental Entity to which the relevant party is subject or submits.

Section 10.9         Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise, but except by intestate succession) without the prior written consent of the other parties, except that Buyer may assign this Agreement or any of its rights or obligations hereunder to one or more of its Subsidiaries, provided that no such assignment shall relieve Buyer of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and permitted assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.

Section 10.10         Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal or state court located in the state of Delaware in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 10.11         Amendment; Waiver. Subject to compliance with applicable Law, the provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of each of the parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. At any time prior to the Second Closing, the parties may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of another party contained in this Agreement and (iii) waive compliance with any of the agreements of the other party or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of Seller and Buyer has caused this Agreement to be executed by its respective officers thereunto duly authorized as of the date first above written.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

\By:	/s/ David S. Kay
Name: David S. Kay
Title: President

[Signature Page to Equity Purchase Agreement]

BUYER

\By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: CEO

[Signature Page to Equity Purchase Agreement]

Annex A

Calculation of Contingent Consideration

The Contingent Consideration contemplated in Section 1.2(e) of the Agreement shall be payable pursuant to the terms of this Annex A. Capitalized terms used and not defined in this Annex A shall have the meaning ascribed to them in the Agreement.

Section 1.1           Definitions.

(a)          “Actual EBITDA” means, for the fiscal year ending December 31, 2015, combined earnings before interest, tax, depreciation and amortization of the Acquired Companies, calculated in accordance with GAAP applied on a basis consistent with Seller’s accounting principles, policies and methodologies used in connection with the preparation of the Financial Statements, for the fiscal year ending December 31, 2015. In calculating Actual EBITDA, allocation of shared expenses to the Acquired Companies shall be made in a fair and equitable matter.

(b)          “Cole Sale” means any transaction or series of related transactions resulting in the sale, transfer or other disposition of all or substantially all of the Business or the assets of the Acquired Companies and their respective Subsidiaries, taken as a whole, to any Person, other than Buyer or any of its Subsidiaries or Affiliates, whether effected through a transfer of assets or equity interests, a merger, a reorganization, a consolidation or any other similar transaction or series of related transactions, provided that, for the avoidance of doubt, a transfer of personnel of the Business shall not be deemed a Cole Sale.

(c)          “Change in Control” shall be deemed to have occurred if any of the following occurs:

(i)          any Person or “group” other than the holder of Class B Common Stock as of the date hereof, any of its members, and/or any of their Affiliates, is or becomes the “beneficial owner,” directly or indirectly, of securities of Buyer representing 50% or more of (i) the combined voting power of all the outstanding securities of Buyer or (ii) the economic interest of all the outstanding equity securities of Buyer, voting or otherwise; or

(ii)         Buyer or any of its Subsidiaries consolidates with, or mergers with or into, another Person or “group” other than the holder of Class B Common Stock as of the date hereof, any of its members and/or any of their Affiliates, (ii) Buyer sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of Buyer’s and/or its Subsidiaries’ assets to another Person or “group” other than the holder of Class B Common Stock as of the date hereof, any of its members and/or any of their Affiliates, or (iii) any Person other than the holder of Class B Common Stock as of the date hereof, any of its members and/or any of their Affiliates consolidates with, or a merges with or into, Buyer or any of its Subsidiaries, in each case, other than pursuant to a transaction in which (x) the Persons that “beneficially owned,” directly or indirectly, securities of Buyer, immediately prior to such transaction “beneficially own,” directly or indirectly, immediately after giving effect to such transaction outstanding securities of the continuing or surviving or transferee Person (or any parent thereof) representing 50% or more of the combined voting power of all the outstanding securities of such Person and (y) the Persons that “beneficially owned,” directly or indirectly, equity securities of Buyer, immediately prior to such transaction “beneficially own,” directly or indirectly, immediately after giving effect to such transaction outstanding equity securities of the continuing or surviving or transferee Person (or any parent thereof) representing 50% or more of the economic interest of all the outstanding equity securities of such Person; or

(iii)        a transaction, or series of related transactions, in which the holder of Class B Common Stock as of the date hereof or any of its members, and/or any of their Affiliates ceases to “beneficial own,” directly or indirectly, securities representing 50% or more of the combined voting power of all the outstanding securities of Buyer; or

(iv)        at any time prior to the Maturity Date, a majority of the members of the Board of Directors of Buyer cease for any reason (other than due to death, disability or compliance with any policy adopted by the Board of Directors of Buyer regarding mandatory retirement age) to be Incumbent Directors (for the purposes

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hereof, the term “Incumbent Directors” shall mean (i) any of Nicholas S. Schorsch, Mark Auerbach, Jeffrey J. Brown, Peter M. Budko, William M. Kahane, C. Thomas McMillen, Michael Weil and Doug Wood and (ii) any director whose election, or nomination for election by Buyer’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors);

provided, however, that the exercise by the Buyer of its right to repurchase the issued and outstanding share of the Buyer Class B Stock shall not constitute, or be deemed to give rise to, a Change in Control.

(d)          “Earn-Out Auditor” means an independent accounting firm of recognized national standing selected by Buyer and reasonably acceptable to Seller.

(e)          “Earn-Out Multiple” means 7.40 times (7.40x).

(f)          “Excess EBITDA” means the amount (expressed in U.S. dollars), if any, by which Actual EBITDA exceeds Target EBITDA.

(g)          “Performance Period” means the calendar year commencing on January 1, 2015 and ending on December 31, 2015.

(h)          “Special Earn-Out Event” means any of the following occurring prior to the Test Date:

(i)          a Change in Control of Buyer (or entry into a definitive agreement by Buyer or any of its Subsidiaries providing for such a Change of Control); or

(ii)         a Cole Sale.

(i)          “Special Earn-Out Payment” means a payment (i) in cash or (ii) in cash and shares of Buyer Class A Stock, in lieu of the Earn-Out Payment, determined in the same manner as the Earn-Out Payment, except that for the portion of calendar year 2015 (if any) after the occurrence of the Special Earn-Out Trigger Date, instead of Actual EBITDA, a projection of such Actual EBITDA (and of each component thereof), determined as provided in Section 1.7(b) of this Annex A, shall be used; provided, however, that in no event shall the Special Earn-Out Payment be less than $50 million.

(j)          “Target EBITDA” means $75.0 million.

(k)          “Test Date” means December 31, 2015.

Section 1.2           Contingent Consideration.

(a)          Promptly (and in any event within two (2) Business Days) following a Final Earn-Out Payment Statement being deemed final and binding pursuant to Section 1.3(e) of this Annex A, Buyer shall pay to Seller (by wire transfer of immediately available funds to an account designated in writing by Seller) an amount (not to exceed $130 million) in cash equal to one-half (1/2) of the product of (i) Excess EBITDA, multiplied by (ii) the Earn-Out Multiple (such amount, the “Earn-Out Payment”). For illustration purposes only, (A) if Actual EBITDA was $100 million, then the Earn-Out Payment would be $92.5 million (representing one-half of the product of (i) $25 million, multiplied by (ii) 7.40), and (B) if Actual EBITDA was $200 million, then the Earn-Out Payment would be $130 million because the Earn-Out Payment is capped at $130 million.

(b)          Notwithstanding the foregoing, and so long as shares of Buyer Class A Stock are listed on a national securities exchange, Buyer may, as determined by Buyer in its sole discretion, pay to Seller the Earn-Out Payment as follows, and such payment, if elected, shall be made promptly (and in any event within two (2) Business Days) following the Final Earn-Out Payment Statement referred to in Section 1.2(a) of this Annex A being deemed final and binding:

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(i)          an amount in cash (by wire transfer of immediately available funds to an account designated in writing by Seller) equal to one-half (1/2) of the Earn-Out Payment; and

(ii)         in satisfaction of the other one-half (1/2) of the Earn-Out Payment, the issuance by Buyer to Seller of such number of validly issued, fully paid and non-assessable shares of the Buyer Class A Stock determined by dividing (x) fifty percent (50%) of the Earn-Out Payment by (y) the intraday volume weighted average price of one share of Buyer Class A Stock, as reported by Bloomberg, LP, over the ten (10) trading days ending on the trading day immediately preceding the date on which the Final Earn-Out Payment Statement is deemed final (the “Earn-Out Buyer VWAP”); provided, however, if the foregoing number of shares, together with the Buyer Shares, is greater than a number representing nineteen and nine tenths percent (19.9%) of the shares of Buyer Class A Stock outstanding as of such date (such number, the “Earn-Out Stock Threshold”), then the number of shares of Buyer Class A Stock to be delivered pursuant to this Section 1.2(b)(ii) of this Annex A shall be reduced to the Earn-Out Stock Threshold and, in such event, Buyer shall pay to Seller the Earn-Out Excess Stock Amount in cash (by wire transfer of immediately available funds to an account designated in writing by Seller). For purposes hereof, “Earn-Out Excess Stock Amount” shall mean the number of shares of Buyer Class A Stock in excess of the Earn-Out Stock Threshold that would have been issued under the preceding sentence but for the proviso thereto, multiplied by the Earn-Out Buyer VWAP.

Section 1.3           Contingent Consideration Statements.

(a)          Buyer shall engage the Earn-Out Auditor for the purposes of determining the Earn-Out Payment. Within thirty (30) days following the Test Date, Buyer shall prepare and deliver to Seller a written statement that sets forth in reasonable detail its calculation of Actual EBITDA, and the components thereof, and the Earn-Out Payment (such statement, an “Initial Contingent Consideration Statement”), along with reasonable support documentation for such calculations.

(b)          Seller shall review the Initial Contingent Consideration Statement during the thirty (30) day period commencing on the date that Buyer delivers such Initial Contingent Consideration Statement. Buyer shall give Seller reasonable access to Buyer’s records, personnel and the Earn-Out Auditor for purposes of such review. In the event Seller disagrees with such Initial Contingent Consideration Statement, Seller may, prior to the end of such thirty (30)-day period, deliver a written notice to Buyer (a “Notice of Contingent Consideration Statement Disagreement”) setting out Seller’s objections and specifying in reasonable detail the adjustments that, in Seller’s opinion, should be made to such Initial Contingent Consideration Statement (collectively, the “Proposed Contingent Consideration Statement Adjustments”). In the event a Notice of Contingent Consideration Statement Disagreement is delivered in accordance with the terms of this Annex A, Seller and Buyer shall seek in good faith to resolve within ten (10) days any differences in relation to the Proposed Contingent Consideration Statement Adjustments and to reach agreement in writing on whether to address, and if so, how to address, each such Proposed Contingent Consideration Statement Adjustment.

(c)          If Seller is satisfied with the applicable Initial Contingent Consideration Statement (either as originally submitted or after adjustments are agreed upon by Seller and Buyer in accordance with Section 1.3(b) of this Annex A) or Seller fails to deliver a Notice of Contingent Consideration Statement Disagreement with respect to such Initial Contingent Consideration Statement within the thirty (30) day period specified in Section 1.3(b) of this Annex A), then such Initial Contingent Consideration Statement (incorporating, if applicable, any agreed adjustments) shall be deemed final and constitute the applicable “Final Contingent Consideration Statement” for purposes of the Agreement.

(d)          If any of the Proposed Contingent Consideration Statement Adjustments are not resolved or otherwise agreed to (or deemed agreed to) in accordance with Section 1.3(b) or Section 1.3(c) of this Annex A (the “Unresolved Contingent Consideration Statement Adjustments”) within ten (10) days after Buyer’s receipt of a Notice of Contingent Consideration Statement Disagreement, then the Unresolved Contingent Consideration Statement Adjustments may be submitted for resolution at the request of Buyer or Seller to the Auditor as set forth in Section 2.1(d) of the Agreement, mutatis mutandis (provided that in the event that the Auditor is the same as the Earn-Out Auditor, Buyer and Seller shall select a different independent accounting firm of recognized national standing).

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(e)          When (A) pursuant to Section 1.3(b) or Section 1.3(c) of this Annex A, the Initial Contingent Consideration Statement is deemed to constitute the Final Contingent Consideration Statement for purposes of the Agreement, (B) Seller and Buyer reach agreement in writing with respect to the Initial Contingent Consideration Statement or (C) the Initial Contingent Consideration Statement is finally determined in accordance with the procedures set forth in Section 1.3(b) of this Annex A, the Initial Contingent Consideration Statement as so agreed (or deemed agreed) or determined shall be the applicable “Final Earn-Out Payment Statement” for purposes of the Agreement and shall be final and binding on the parties and shall be used for determination of the Earn-Out Payment, if any.

Section 1.4           Certain Changes to the Business; Remedies.

(a)          In the event of any transaction, other than a Cole Sale, resulting in the sale or other disposition or transfer of any portion of the Business or the assets of the Acquired Companies or any of their respective Subsidiaries to any Person other than Buyer or any of its Subsidiaries, whether effected through a transfer of assets or equity interests, a merger, a reorganization, a consolidation or any other transaction (for the avoidance of doubt, not to include any transfer of personnel of the Business), Buyer and Seller shall work in good faith to agree upon an equitable adjustment to the manner in which Actual EBITDA (or any component thereof) shall be calculated such that Seller shall have substantially the same ability to receive the Earn-Out Payment that Seller had prior to such transaction. If Buyer and Seller are unable to agree on such adjustments, they will jointly refer the matter to a financial advisor of recognized national standing to provide such adjustments. Seller and Buyer will use their respective reasonable best efforts to cause such financial advisor to submit its adjustments within thirty (30) calendar days of its engagement for these purposes. The adjustments determined by such financial advisor shall be deemed final and binding on the parties. The fees and expenses of such financial advisor shall be allocated between Seller on the one hand, and Buyer, on the other hand in inverse proportion as they may prevail on the matters resolved by such financial advisor, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute and shall be determined by such financial advisor at the time the determination of such firm is rendered on the merits of the matters submitted.

(b)          Notwithstanding anything to the contrary in this Annex A or the Agreement, (i) the sole and exclusive liability and responsibility of Buyer and its Affiliates for any breach of Section 1.2(b) of the Agreement and the terms contained in this Annex A, and the sole and exclusive remedy of Seller with respect to any of the foregoing, shall be the payment of the Contingent Consideration, subject to an adjustment to such Contingent Consideration, taking into account the Actual EBITDA (and the components thereof) that would have resulted had such breach not occurred and other adjustments to the calculation of the Contingent Consideration to be mutually agreed by Buyer and Seller, and (ii) upon payment of the Contingent Consideration as so adjusted, any and all obligations of the parties under this Section 1.4 shall thereafter terminate and cease to have any further force or effect. In the event that Buyer and Seller are not able to mutually agree to adjustments to the Contingent Consideration within ten (10) Business Days after the party alleging such breach has given notice of alleged breach to Buyer (in the event of a breach alleged by Seller) or to Seller (in the event of a breach alleged by Buyer), then such adjustments shall be submitted for resolution at the request of the party alleging such breach to the Auditor as set forth in Section 2.1(d) of the Agreement, mutatis mutandis (provided that in the event that the Auditor is the same as the Earn-Out Auditor, the party alleging such breach shall select a different independent accounting firm of recognized national standing reasonably acceptable to the party alleged to have breached).

Section 1.5           Tax Treatment of Contingent Consideration. The parties agree that for federal, state and local income tax purposes, the Contingent Consideration shall be treated by the parties as additional consideration for the purchase by Buyer of the Acquired Interests, and the parties shall cause such payment to be reported in good faith in accordance herewith.

Section 1.6           Certain Covenants of Buyer. From and after the Second Closing Date through the Test Date, Buyer will (a) maintain a separate set of accounts for the Acquired Companies and their Subsidiaries as if they were a stand-alone company separate from the other Subsidiaries of Buyer, (b) operate in the ordinary course of business consistent with past practice and not take any action outside the ordinary course of business the primary purpose of which is to eliminate or reduce the Earn-Out Payment, (c) except for a Cole Sale, not liquidate or otherwise dissolve any of the Acquired Companies or their Subsidiaries, (d) not effect any transaction (including any allocation of corporate expense) between Buyer or any Affiliate thereof (other than any Acquired Company or

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Subsidiary thereof), on the one hand, and an Acquired Company or a Subsidiary thereof, on the other hand, on a basis less favorable in any material respect to such Acquired Company or Subsidiary than would be the case if such transaction had been at arms’-length with an unrelated third party. Notwithstanding the foregoing, Seller acknowledges and agrees that (i) the Earn-Out Payment, if any, is speculative and not guaranteed and subject to numerous factors outside the control of Buyer, (ii) neither Buyer nor any of its Affiliates has promised or projected any payments under this Annex A or any amount of Actual EBITDA for any period following the Second Closing Date, (iii) other than the express covenants and agreements contained in this Annex A, neither Buyer nor any of its Affiliates (including, following the Second Closing, the Acquired Companies) owes any duties (express or implied) to Seller, (iv) the parties solely intend the express provisions of this Annex A and the Agreement to govern their contractual relationship, and (v) subject to compliance with the provisions of this Annex A and the Agreement, Buyer shall have sole discretion with respect to all matters relating to the operation of the Acquired Companies, their Subsidiaries and their respective businesses, and shall have no obligation to operate any such Person or business in order to achieve any Earn-Out Payment or to maximize the amount thereof. From and after the Second Closing until December 31, 2015, no later than thirty (30) days after the end of each calendar month, Buyer shall prepare and deliver to Seller a written statement that sets forth in reasonable detail its calculation of the combined earnings before interest, tax, depreciation and amortization of the Acquired Companies, calculated in accordance with GAAP applied on a basis consistent with Seller’s accounting principles, policies and methodologies used in connection with the preparation of the Financial Statements, for the previous calendar month and, beginning in January 1, 2015, for the year to date.

Section 1.7           Special Earn-Out Events.

(a)          Buyer shall provide Seller with twenty (20) days’ prior written notice of a Special Earn-Out Event. If a Special Earn-Out Event occurs, Seller will have the right to require, in lieu of the Contingent Consideration payable pursuant to this Annex A, a special payment in accordance with this Section 1.7 of Annex A. Seller may exercise such right within 60 days after obtaining actual knowledge that such Special Earn-Out Event has occurred (the date of such occurrence, the “Special Earn-Out Trigger Date”) by providing written notice to Buyer of such request, which notice shall also describe the reasons supporting the request (a “Special Earn-Out Notice”).

(b)          If a Special Earn-Out Event occurs and Seller delivers a Special Earn-Out Notice in accordance with this Section 1.7, the following provisions shall apply:

(1)         Upon receipt of a Special Earn-Out Notice, each of Seller and Buyer shall engage a financial advisor of recognized national standing to prepare a calculation of the Special Earn-Out Payment, which will incorporate such financial advisor’s good faith projection of Actual EBITDA from the Special Earn-Out Trigger Date through the end of the Performance Period. Each party’s financial advisor shall submit its calculation of the Special Earn-Out Payment within 20 Business Days of receipt by Buyer of the Special Earn-Out Notice, along with reasonable supporting documentation for such calculations (each, a “Special Earn-Out Statement”). Buyer shall give each financial advisor reasonable access to its records, personnel and independent accountants for purposes of the financial advisors’ calculations of the Special Earn-Out Payment.

(2)         If the higher calculation of the Special Earn-Out Payment contained in the two Special Earn-Out Statements is not more than 110% of the calculation of the Special Earn-Out Payment contained in the other Special Earn-Out Statement (such calculations collectively, the “Special Earn-Out Payment Calculations” and each individually a “Special Earn-Out Payment Calculation”), then the calculation of the Special Earn-Out Payment will be calculated based on an average of the two Special Earn-Out Payment Calculations.

(3)         If the higher calculation of the Special Earn-Out Payment Calculations is more than 110% of the lower Special Earn-Out Payment Calculation, then Buyer’s and Seller’s financial advisors shall select and engage on behalf of Buyer and Seller a third financial advisor of recognized national standing, within ten (10) Business Days after the submission of the Special Earn-Out Statements pursuant to Section 1.7(b)(1). The third financial advisor so selected shall use its reasonable best efforts to render its decision as to which of the two Special Earn-Out Payment Calculations is more accurate within thirty (30) days of the engagement of such third financial advisor. Buyer shall give such financial advisor reasonable

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access to its records, personnel and independent accountants for purposes of the financial advisor’s calculations of the Special Earn-Out Payment.

(4)         Buyer and Seller agree that, upon the determination of the average of the Special Earn-Out Payment Calculations pursuant to Section 1.7(b)(2), or upon the rendering of the decision of the third financial advisor pursuant to Section 1.7(b)(3), as applicable, Buyer and Seller shall be bound to such average or such decision which shall be deemed final and binding on the parties to the Agreement (such average or such Special Earn-Out Payment Calculation decided as the more accurate by the third financial advisor, the “Final Special Earn-Out Payment”). The Final Special Earn-Out Payment shall be paid by Buyer to Seller (by wire transfer of immediately available funds to an account designated in writing by Seller) promptly after the determination of the Final Special Earn-Out Payment in accordance with this Section 1.7(b)(4).

The fees and expenses of the third financial advisor shall be allocated between Seller on the one hand, and Buyer, on the other hand in inverse proportion as they may prevail on the matters resolved by such financial advisor, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute and shall be determined by such financial advisor at the time the determination of such firm is rendered on the merits of the matters submitted.

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Exhibit A

Form of Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED PURSUANT TO THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

UNSECURED PROMISSORY NOTE DUE December 16, 2021

No. 1
New York, NY
$300,000,000	[•], 2014

RCS CAPITAL CORPORATION

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, RCS Capital Corporation, a Delaware corporation (the “Issuer”), hereby promises to pay to the order of ARC Properties Operating Partnership, L.P., a Delaware limited partnership (the “Initial Holder”), or his, her or its registered assigns on the Maturity Date (as hereafter defined), the principal amount of Three Hundred Million Dollars ($300,000,000), together with all accrued and unpaid interest on the principal amount of this Note (as hereafter defined below) as provided herein. The Indebtedness (as hereafter defined below) evidenced by this Note shall constitute unsecured Indebtedness of the Issuer.

1.     Definitions. Capitalized terms used herein shall have the meanings set forth in this Section 1.

“Affiliate” shall mean, when used with respect to a specific Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Applicable Rate” means, (i) from [•]1 until [•], 20182,7.50 percentage points (7.5%) per annum, (ii) from [•], 20181 until [•], 20193, 8.50 percentage points (8.5%) per annum, (iii) from [•], 20192 until [•], 20204, 9.50 percentage points (9.5%) per annum and (iv) from [•], 20203 until the Maturity Date, 10.50 percentage points (10.5%) per annum.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. § 101 et seq., as now or hereafter in effect or any successor thereto.

“beneficial owner” and the related terms “beneficially owned” and “beneficially own” shall have the meaning as defined in Rule 13d-3 under the Exchange Act.

1 Insert date of the First Closing Date as defined in the Equity Purchase Agreement.

2 4 years from the Issue Date.

3 5 years from the Issue Date.

4 6 years from the Issue Date.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Law to close.

“Capital Lease” shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

“Capital Lease Obligation” shall mean, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

“Change of Control” shall be deemed to have occurred if any of the following occurs:

a)	any Person or “group,” other than the holder of Class B Common Stock as of the date hereof, any of its members, and/or any of their Affiliates, is or becomes the “beneficial owner,” directly or indirectly, of securities of the Issuer representing 50% or more of (i) the combined voting power of all the outstanding securities of the Issuer or (ii) the economic interest of all the outstanding equity securities of the Issuer, voting or otherwise; or

b)	(i) the Issuer or any of its subsidiaries consolidates with, or mergers with or into, another Person or “group” other than the holder of Class B Common Stock as of the date hereof, any of its members and/or any of their Affiliates, (ii) the Issuer sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the Issuer’s and/or its subsidiaries’ assets to another Person or “group” other than the holder of Class B Common Stock as of the date hereof, any of its members and/or any of their Affiliates, or (iii) any Person other than the holder of Class B Common Stock as of the date hereof, any of its members and/or any of their Affiliates consolidates with, or merges with or into, the Issuer or any of its subsidiaries, in each case, other than pursuant to a transaction in which (x) the Persons that “beneficially owned,” directly or indirectly, securities of the Issuer, immediately prior to such transaction “beneficially own,” directly or indirectly, immediately after giving effect to such transaction outstanding securities of the continuing or surviving or transferee Person (or any parent thereof) representing 50% or more of the combined voting power of all the outstanding securities of such Person and (y) the Persons that “beneficially owned,” directly or indirectly, equity securities of the Issuer, immediately prior to such transaction “beneficially own,” directly or indirectly, immediately after giving effect to such transaction outstanding equity securities of the continuing or surviving or transferee Person (or any parent thereof) representing 50% or more of the economic interest of all the outstanding equity securities of such Person; or

c)	a transaction, or series of related transactions, in which the holder of Class B Common Stock as of the date hereof or any of its members, and/or any of their Affiliates ceases to “beneficial own,” directly or indirectly, securities representing 50% or more of the combined voting power of all the outstanding securities of Issuer; or

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d)	at any time prior to the Maturity Date, a majority of the members of the board of directors of the Issuer cease for any reason (other than due to death, disability or compliance with any policy adopted by the board of directors of the Issuer regarding mandatory retirement age) to be Incumbent Directors;

provided, however, that the exercise by the Issuer of its right to repurchase the issued and outstanding share of the Class B Common Stock shall not constitute, or be deemed to give rise to, a Change of Control.

“Change of Control Payment Date” has the meaning set forth in Section 3.3.

“Class B Common Stock” means the Class B common stock of the Issuer, par value $0.001 per share.

“Code” means the Internal Revenue Code of 1986, as amended.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Debt Service” shall mean, with respect to any Person for any fiscal period, an amount equal to the sum of (a) Interest Expense for such period and (b) the scheduled amortization of any outstanding Indebtedness during such period.

“Debt Service Coverage Ratio” shall mean with respect to any Person for any period, the ratio of EBITDA to Debt Service.

“Default” means any of the events specified in Section 7 which constitutes an Event of Default or which, upon the giving of notice, the lapse of time, or both pursuant to Section 7, would, unless cured or waived, become an Event of Default.

“Default Rate” means, at any time, the Applicable Rate plus 2.0%.

“EBITDA” shall mean, with respect to any Person for any fiscal period, an amount equal to (a) net income of such Person for such period, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), and (v) any other non-cash gains which have been added in determining net income, in each case to the extent included in the calculation of net income of such Person for such period in accordance with GAAP, but without duplication, plus (c) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items for such period, (iv) the amount of non-cash charges (including depreciation and amortization) for such period, (v) amortized debt discount for such period and (vi) the amount of any deduction to net income as the result of any grant to any members of the management of such Person of any Stock, in each case to the extent

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included in the calculation of net income of such Person for such period in accordance with GAAP, but without duplication. For purposes of this definition, the following items shall be excluded in determining net income of a Person: (1) the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person’s Subsidiaries; (2) the income (or deficit) of any other Person (other than a Subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (3) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (5) any write-up of any asset; (6) any net gain from the collection of the proceeds of life insurance policies; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person, (8) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets and (9) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary.

“Equity Purchase Agreement” means that certain Equity Purchase Agreement dated [•], 2014, by and between the Issuer and the Initial Holder.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended and the rules and regulations thereunder.

“Event of Default” has the meaning set forth in Section 7.

“Funded Debt” shall mean, with respect to any Person, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person’s option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of a Permitted Issuer Transferee, the Notes.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supranational bodies such as the European Union or the European Central Bank).

“Gross Income” means “gross income” as such term is used for purposes of Section 856(c) of the Code.

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“Holder” means a holder of the Note(s) registered in the Note Register.

“Incumbent Directors” shall mean (i) any of Nicholas S. Schorsch, Mark Auerbach, Jeffrey J. Brown, Peter M. Budko, William M. Kahane, C. Thomas McMillen, Michael Weil and Doug Wood and (ii) any director whose election, or nomination for election by the Issuer’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors.

“Indebtedness” of any Person shall mean without duplication (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred six (6) months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than six (6) months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers’ acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (i) the Notes.

“Initial Holder” has the meaning set forth in the introductory paragraph.

“Interest Expense” shall mean, with respect to any Person for any fiscal period, interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP for the relevant period ended on such date, including, in any event, interest expense with respect to any Funded Debt of such Person.

“Interest Payment Date” means March 16, June 16, September 16 and December 16 of each fiscal year, as appropriate; provided that if any such day is not a Business Day, then the applicable Interest Payment Date shall be the immediately preceding Business Day.

“Issuer” has the meaning set forth in the introductory paragraph.

“group” shall have the meaning as defined in Section 13(d)(3) of the Exchange Act.

“Issue Date” means [•].5

5 Insert date of the Second Closing Date as such term is defined in the Equity Purchase Agreement.

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“Law” as to any Person, means any law (including common law), statute, ordinance, treaty, rule, regulation, policy or requirement of any Governmental Authority and authoritative interpretations thereon, whether now or hereafter in effect, in each case, applicable to or binding on such Person or any of its properties or to which such Person or any of its properties is subject.

“Lien” shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

“Limitation Notice” has the meaning set forth in Section 9(c).

“Majority Holder” means the Holder or Holders of at least a majority of the aggregate principal amount of the Note(s) then outstanding, other than the Issuer and any of its controlled Affiliates.

“Mandatory Change of Control Offer” has the meaning given that term in Section 3.3.

“Maturity Date” means the earlier of (a) December 16, 2021 and (b) the date on which all amounts under this Note shall become due and payable pursuant to Section 8.

“Notes” means the Issuer’s aggregate principal amount of Three Hundred Million Dollars ($300,000,000) in unsecured promissory note(s) due December 16, 2021, issued under the Equity Purchase Agreement or in connection with any assignment thereafter.

“Note Register” has the meaning set forth in Section 5.1(a).

“Optional Redemption Price” the meaning set forth in Section 3.2.

“Parties” or “Party” has the meaning set forth in the introductory paragraph.

“Payment Default” means a Default or an Event of Default in the payment of the principal of, interest on and any other amount under, any Note.

“Permitted Issuer Transferee” means any corporation, limited liability company or partnership organized in the United States of America (excluding, for the avoidance of doubt any individual or Governmental Authority) that (i) if not an Affiliate of the Issuer, (A) after taking into account the transactions in respect of which the Note is assumed, has Stockholders’ Equity of at least $400 million, (B) pro forma, after taking into account the transactions in respect of which the Note is assumed, has a Debt Service Coverage Ratio for the four most recent preceding fiscal quarters of not less than 1.3:1.0, and (C) which the Majority Holders have determined in their reasonable business judgment (which determination shall not be unreasonably withheld, conditioned or delayed (for purposes hereof, a delay exceeding 10 days shall be deemed to be an unreasonable delay)) has sufficient cash flows and revenues to meet its obligations under the

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Notes; and (ii) if an Affiliate of the Issuer (A) after taking into account the transactions in respect of which the Note is assumed, has Stockholders’ Equity of at least $250 million, (B) pro forma, after taking into account the transactions in respect of which the Note is assumed, has a Debt Service Coverage Ratio for the four most recent preceding fiscal quarters of not less than 1.3:1.0, and (C) which the Majority Holders have determined in their reasonable business judgment (which determination shall not be unreasonably withheld, conditioned or delayed (for purposes hereof, a delay exceeding 10 days shall be deemed to be an unreasonable delay)) has sufficient cash flows and revenues to meet its obligations under the Notes.

“Permitted Transferee” means an Affiliate of the applicable Transferor so long as such Affiliate remains an Affiliate of such Transferor.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority or other entity.

“Record Date” means, with respect to any Interest Payment Date, the March 1, June 1, September 1, or December 1 (whether or not such day is a Business Day) immediately preceding the applicable March 16, June 16, September 16 or December 16 Interest Payment Date.

“Redemption Date” has the meaning set forth in Section 3.2.

“Redemption Notice” has the meaning set forth in Section 3.4(a).

“RFO Notice” has the meaning set forth in Section 10.15(b)(i).

“Securities Act” has the meaning set forth in the securities legend.

“Stock” shall mean all shares, options, warrants, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act).

“Stockholders’ Equity” means, with respect to any Permitted Issuer Transferee, the value of its assets less its liabilities, as determined in accordance with GAAP.

“Subsidiary” shall mean, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or

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capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.

“Taxes” has the meaning set forth in Section 9(a).

“Transfer” has the meaning set forth in Section 10.15(a).

“Transferor” has the meaning set forth in Section 10.15(a).

“UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York.

“Voidable Transfer” has the meaning set forth in Section 10.7.

2.     Issuance of this Note.

2.1           The Issuer issued this Note under the Equity Purchase Agreement. This Note is a general obligation of the Issuer.

3.     Final Payment Date; Redemption.

3.1           Final Payment Date. The aggregate unpaid principal amount of the Notes, along with accrued and unpaid interest and all other amounts payable under this Note shall become due and payable on the Maturity Date.

3.2           Optional Redemption. Subject to Section 9(c), the Notes shall be redeemable, in whole or in part, at any time after December 31, 2015 at the option of the Issuer at a redemption price equal to 100% of the outstanding principal amount of such Notes plus all accrued and unpaid interest thereon to the date of redemption (the “Optional Redemption Price”). The Issuer shall give each Holder of the Notes written notice of any redemption pursuant to this Section 3.2 at least ten (10) Business Days prior to the date of redemption. Subject to Section 9(c), the notice shall identify the Notes to be redeemed and shall state the redemption date, which shall be a Business Day (the “Redemption Date”), the Optional Redemption Price (and include a reasonably detailed calculation thereof) and, in accordance with Section 5.3(a), the manner and place of payment. Any notice of redemption given by the Issuer pursuant to this Section 3.2 shall be irrevocable and shall obligate the Issuer to pay the Optional Redemption Price on the date specified in such notice.

3.3           Mandatory Redemption. Not later than 1:00 p.m. (New York time), at least twenty (20) days prior to the occurrence of a Change of Control, the Issuer shall make an offer to redeem the Notes by providing written notice thereof to the Holder (a “Mandatory Change of Control Offer”), setting forth the proposed date of the Change of Control and the Redemption Date (which shall be the date upon which the Change of Control is consummated) (the “Change of Control Payment Date”), agreeing to redeem the Notes at a redemption price equal to

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100% of the outstanding principal amount of the Notes plus any accrued but unpaid interest thereon to the date of redemption; provided that such Mandatory Change of Control Offer may be conditioned upon the effectiveness of such Change of Control, in which such case, if such condition is not satisfied, such Mandatory Change of Control Offer may be revoked by the Issuer by written notice to the Holder by 9:00 a.m. (New York time) on the Business Day set forth in such specified prepayment notice. On the Change of Control Payment Date, the Issuer shall accept for payment all Notes or portions thereof properly tendered at least three (3) Business Days prior to the Change of Control Payment Date.

3.4           Redemption Procedures.

(a)     A notice of redemption delivered pursuant to Section 3.2 (the “Redemption Notice”) or Mandatory Change of Control Offer, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Redemption Notice or Mandatory Change of Control Offer by mail or any defect in the Redemption Notice or Mandatory Change of Control Offer to the Holder of any Note designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. With respect to a Note that is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and after the date of redemption thereof, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued.

(b)     If fewer than all of the outstanding Notes are to be redeemed pursuant to a Redemption Notice, the Issuer shall select the Notes to be redeemed on a pro rata basis.

(c)     The Issuer may not redeem any Notes pursuant to Section 3.2 on any date if the principal amount of the Notes has been accelerated in accordance with the terms of the Notes and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from an Event of Default by the Issuer in the payment of the redemption price with respect to such Notes).

(d)     In the event of any redemption of the Notes in accordance with this Section 3.4, the Issuer shall not be required to issue, register the transfer of or exchange any Note during the fifteen (15) calendar day period prior to the date on which the Redemption Notice is deemed to have been given to all Holders of Notes to be redeemed, or register the transfer of or exchange any Notes so selected for redemption, in whole or in part, except the portion of any Notes being redeemed in part that shall not be redeemed.

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4.     Interest.

4.1           Interest. Except as otherwise provided herein, the Note shall bear interest at the Applicable Rate from [•]6 or from the most recent date to which interest had been paid, but excluding, the next scheduled Interest Payment Date, until the Maturity Date.

4.2           Interest Payment Dates. Interest shall be payable in cash quarterly in arrears to the Persons who are registered Holders of the Notes at close of business on Record Date immediately preceding the applicable Interest Payment Date.

4.3           Default Interest. During the continuance of an Event of Default, the Issuer shall pay to the Holder interest at the Default Rate on the outstanding principal amount of the Notes and on any other amount payable by the Issuer hereunder (including accrued but unpaid interest to the extent permitted under applicable Law). Interest payable at the Default Rate shall be payable upon demand and in cash.

4.4           Computation of Interest. All computations of interest shall be made on the basis of a year of 365 days (or 366 days in the case of a leap year), and the actual number of days elapsed (including the first day but excluding the last day).

4.5           Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on the Notes shall exceed the maximum rate of interest permitted to be charged under applicable Law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable Law and that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest permitted by applicable Law shall be deemed a voluntary prepayment of principal.

5.     Note Register; Payment Mechanics.

5.1           Note Register.

(a)     The Issuer shall cause to be kept at its principal office a register for the registration and transfer of each of the Notes (the “Note Register”). The names and addresses of the Holders of Notes, the transfer of Notes, and the names and addresses of the transferees of the Notes shall be registered in the Note Register.

(b)     The Person in whose name any registered Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Note, and the Issuer shall not be affected by any notice to the contrary, until due presentment of such Note for registration of

6 Insert date of the First Closing Date as defined in the Equity Purchase Agreement.

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transfer so provided in this Section 5.1. Payment of or on account of the principal, and interest on any registered Notes shall be made to or upon the written order of such registered holder.

(c)     When Notes are presented to the Issuer with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Issuer shall register the transfer or make the exchange as requested if requirements set for under Section 5.6 herein, are met.

(d)     The Person in whose name any Note is registered on the Note Register at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. Interest shall be payable at the office or agency of the Issuer maintained by the Issuer for such purposes. The Notes will be payable both as to principal and interest by Federal funds wire transfer of lawful money of the United States to each Holder’s account in any bank in the United States as may be designated and specified in writing by such Holder at least two Business Days prior thereto.

5.2           Delivery Expenses. If a Holder surrenders any Note to the Issuer for any reason, the Issuer agrees to pay the cost of delivering to such Holder’s home office or to the office of such Holder’s designee from the Issuer, the Note(s) issued in substitution, replacement or exchange for, the surrendered Note.

5.3           Direct Payment.

(a)     The Issuer will pay or cause to be paid all amounts payable with respect to any Note (without any presentment of such Note and without any notation of such payment being made thereon) by crediting (before 1:00 p.m., New York time), by intra-bank or Federal funds bank wire transfer in same day funds in U.S. Dollars to each Holder’s account in any bank in the United States as may be designated and specified in writing by such Holder at least two Business Days prior thereto.

(b)     Notwithstanding anything to the contrary contained in the Notes, if any principal amount payable with respect to a Note is payable, at maturity, upon redemption, or otherwise, on a day which is not a Business Day, then the Issuer shall pay such amount on the next succeeding Business Day, and interest shall accrue on such amount until the date on which such amount is paid and payment of such accrued interest shall be made concurrently with the payment of such amount; provided that the Issuer may elect to pay in full (but not in part) any such amount on the last Business Day prior to the date such payment otherwise would be due, and no such additional interest shall accrue on such amount. Notwithstanding anything to the contrary contained in the Notes, if any interest payable with respect to a Note is payable on a day which is not a Business Day, then the Issuer may elect to pay in full (but not in part) any such interest on the last Business Day prior to the date such payment otherwise would be due, and such diminution in time shall be included in the computation of the interest payment.

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5.4           Lost, etc. Notes. If a mutilated Note is surrendered to the Issuer or if the Holder of a Note claims and submits an affidavit or other evidence, reasonably satisfactory to the Issuer to the effect that the Note has been lost, destroyed or wrongfully taken, the Issuer shall issue a replacement Note if the customary requirements relating to replacement securities are reasonably satisfied. If required by the Issuer, such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the reasonable judgment of the Issuer to protect the Issuer from any loss which it may suffer if a Note is replaced. The affidavit of such Holder at the time of loss, setting forth the fact of loss, theft or destruction and of its ownership of the Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no further indemnity shall be required as a condition to the execution and delivery of a new Note other than the unsecured written agreement of such Holder reasonably satisfactory to the Issuer to indemnify the Issuer or, at the option of the Issuer, an indemnity bond in the amount of the Note remaining outstanding. Every replacement Note is an obligation of the Issuer.

5.5           Other Covenants. The Issuer further covenants and agrees not to, and to ensure that no affiliate (as defined in Rule 501(b) of the Securities Act) of the Issuer will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the issuance of the Notes in a manner that would require the registration under the Securities Act of the issuance of the Note under the Equity Purchase Agreement.

5.6           Transfer Restrictions. No transfer or sale (including, without limitation, by pledge or hypothecation) of Notes by any Holder which is otherwise permitted hereunder, other than a transfer or sale to the Issuer, shall be effective unless such transfer or sale is made (i) pursuant to an effective registration statement under the Securities Act and a valid qualification under applicable state securities or “blue sky” laws or (ii) without such registration or qualification as a result of the availability of an exemption therefrom, and if reasonably requested by the Issuer, counsel for such transferee (who may be in-house) shall have furnished the Issuer with an opinion, reasonably satisfactory in form and substance to the Issuer, to the effect that no such registration is required because of the availability of an exemption from the registration requirements of the Securities Act; provided, however, that with respect to transfers by Holders to their Affiliates, no such opinion shall be required. For the avoidance of doubt, all transfers or sales of Notes shall be subject to Section 10.15.

5.7           Replacements Notes. All Notes issued by the Issuer shall be in form and substance identical to this Note other than the principal amount and the Holder thereof and otherwise to the extent set forth in Section 10.9(d). Any Note

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issued by the Issuer in connection with one or more assignments or redemptions of this Note as permitted hereunder will be in the principal amount of One Thousand Dollars ($1,000) (except in the case of any redemption following which the aggregate principal amount remaining is less than $1,000) or integral multiplies of One Thousand Dollars ($1,000) or excess thereof.

6.     Affirmative Covenants. So long as any of the Notes remain unpaid and outstanding, the Issuer covenants to the Holders of the outstanding Notes as follows:

(a)     Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence; and

(b)     Provide prompt notice of the occurrence of, after the Issuer becomes aware of any such event, any Default or Event of Default hereunder.

7.          Events of Default. The occurrence and continuance of any of the following shall constitute an “Event of Default” hereunder:

(a)     default in any payment of interest on this Note or any other amount (other than principal) payable hereunder when due and payable, and the default continues for a period of five (5) days;

(b)     default in the payment of principal of this Note when due and payable on the Maturity Date, upon any required redemption, upon declaration of acceleration or otherwise;

(c)     failure by the Issuer to issue a Mandatory Change of Control Offer in accordance with Section 3.3, and such failure is not cured within five (5) days after the due date for such notice;

(d)     failure by any Permitted Issuer Transferee to comply with the covenants set forth in Sections 5 and 6 of the Assumption Agreement (as defined below);

(e)     failure by the Issuer to comply with any of its other covenants or agreements contained in the Note and such failure shall continue for thirty (30) days from receipt by the Issuer of written notice thereof from the Holder;

(f)      default by the Issuer with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of Twenty-Eight Million Seven Hundred and Fifty Thousand Dollars ($28,750,000) (or its foreign currency equivalent) in the aggregate of the Issuer whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise;

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(g)     a final judgment for payment of Twenty-Eight Million Seven Hundred and Fifty Thousand Dollars ($28,750,000) (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) rendered against the Issuer, which judgment is not discharged or stayed within sixty (60) days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced or (ii) the date on which all rights to appeal have extinguished;

(h)     the Issuer shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Issuer or its debts under bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of trustee, receiver, liquidator, custodian or other similar official of the Issuer or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(i)      an involuntary case or other proceeding shall be commenced against the Issuer seeking liquidation, reorganization or other relief with respect to the Issuer or debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of trustee, receiver, liquidator, custodian or other similar official of the Issuer or any substantial part of its property, and such involuntary care or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days.

8.      Remedies.

8.1           Acceleration of Notes.

(a)     Subject to Section 8.1(c), if an Event of Default (other than an Event of Default specified in clause (g) or (h) of Section 7 occurs and is continuing), the Majority Holders, by notice to the Issuer (a copy of which shall be provided to each other Holder; provided that such copy shall not constitute a notice for the purpose thereof), may declare the unpaid principal of and any accrued interest on all the Notes to be due and payable, and immediately upon such declaration, the principal and interest shall be due and payable. If an Event of Default specified in clause (g) or (h) of Section 7 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Holder.

(b)     Notwithstanding Section 8.1(a), but subject to Section 8.1(c), if an Event of Default specified in clauses (a) or (b) of Section 7 occurs and is continuing, any Holder, by notice to the Issuer (a copy of which shall be provided to each other Holder; provided that such copy shall not constitute a notice for the purpose thereof), may declare the unpaid principal of and any accrued interest on all the Notes it holds to be due and payable, and immediately upon such declaration, the principal and interest shall be due and payable.

(c)     The Holder by notice to the Issuer (a copy of which shall be provided to each other Holder; provided that such copy shall not constitute a notice for the purpose thereof) may rescind

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an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that have become due solely because of the acceleration.

8.2           Other Remedies.

(a)     If an Event of Default occurs and is continuing, the Majority Holders or, if a Payment Default occurs and is continuing, any Holder, may pursue any rights and remedies available under the Notes and the applicable law to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes.

(b)     A delay or omission by any Holder of any Notes in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

8.3           Waiver of Past Defaults. The Majority Holders by notice to the Issuer (a copy of which shall be provided to each other Holder; provided that such copy shall not constitute a notice for the purpose thereof) may waive an existing Default or Event of Default under the Notes and its consequences except a continuing Payment Default.

8.4           Rights of Holders to Receive Payment. Notwithstanding any other provision of this Note, the right of any Holder of a Note to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

9.     Taxes; Tax Assurances.

(a)     The Issuer shall make all payments, whether on account of principal, interest or otherwise, free of and without deduction or withholding for any present or future taxes, duties or other charges (“Taxes”), unless otherwise required by Law.

(b)     The Issuer and each Holder acknowledges that it is intended that the Notes not be readily tradable on an “established securities market” and each of Holder and the Issuer agrees that he or it will not take any action that would result in a Note being traded on an established securities market. Any transfer of a Note on an established securities market shall be null and void. As used herein, “established securities market” means (i) a national securities exchange which is registered under Section 6 of the Exchange Act (15 U.S.C. 78f), (ii) an exchange which is exempted from registration under Section 5 of the Exchange Act (15 U.S.C. 78e) because of its limited volume of transactions, and (iii) any over-the-counter market (within the meaning of Treasury Regulations Section 1.453-3(d)(4)).

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(c)     Until January 31, 2017, the Issuer shall not redeem the Notes held by the Initial Holder or any of its Affiliates and the Initial Holder shall not transfer all or any portion of its Note(s) in any tax year to the extent the Gross Income that would be recognized by the Initial Holder from such redemption or transfer if included in the Nonqualifying Income (as defined in the Equity Purchase Agreement) for such tax year, would cause the total Gross Income to be recognized by the Initial Holder in such tax year to exceed the Nonqualifying Income Limitation (as defined in the Equity Purchase Agreement) in accordance with Section 1.2(f) of the Equity Purchase Agreement. The Initial Holder shall notify the Issuer (the “Limitation Notice”) within five (5) Business Days after a Redemption Notice if redemption of the Notes would not be permitted. From and after the date of any Limitation Notice until the earlier of January 31, 2017 or the date on which the Initial Holder notifies the Issuer in writing that that Issuer may again effect a redemption, any Note held by the Initial Holder or any of its Affiliates shall bear interest at a rate of one percent (1%) per annum. Nothing in this Section 9(c) shall affect the Issuer’s right to redeem, or the interest payable on, Notes held by any other Holders.

10.   Miscellaneous.

10.1         Notices.

(a)     All notices, requests or other communications required or permitted to be delivered hereunder shall be delivered in writing:

(i)          If to the Issuer:

RCS Capital Corporation

405 Park Ave, 15th floor

New York, NY 10022

Attention: James A. Tanaka, General Counsel

Facsimile: (212) 415-6567

With copies (which shall not constitute notice) to:

Duane Morris LLP

30 South 17th Street

Philadelphia, PA 19103-4196

Attn: Darrick M. Mix, Esq.

Telephone: 1 215-979-1206

Facsimile: 215 827 5560

and

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036

Attn: Peter M. Fass, Esq. and
          Steven L. Lichtenfeld, Esq.

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Telephone: 212-969-3735

Facsimile: 212-969-2900

If to any Holder which acquired a Note from the Issuer on the Issue Date at the address or facsimile number set forth on Exhibit A hereto or, the in the case of another Holder, at the address or facsimile number provided by such Holder to the Issuer.

With copies (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn: Michael J. Aiello, Esq. and Matthew Gilroy, Esq.

Telephone: 212-310-8552

Facsimile: 212-310-8007

and

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036

Attn: Peter M. Fass, Esq. and
          Steven L. Lichtenfeld, Esq.

Telephone: 212-969-3735

Facsimile: 212-969-2900

(b)     Notices if (i) mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received, (ii) sent by facsimile during the recipient’s normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient’s business on the next Business Day) and (iii) sent by e-mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment).

10.2         Successors and Assigns. This Note shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.  The Issuer’s rights or obligations hereunder or any interest herein may not be assigned or delegated by the Issuer to any Person without the prior written consent of each Holder (and any attempted assignment or transfer by the Issuer without such consent shall be null and void), provided that the Issuer may assign all (but not part) or its rights and obligations under this Note (for the avoidance of doubt any such transfer shall be with respect to all of the Notes then outstanding) to a Permitted Issuer Transferee (whether or not an Affiliate of the Issuer and whether or not in connection with a spinoff, corporate reorganization or otherwise) so long as (a) the Issuer shall provide not less than thirty (30) days

17

prior written notice of such proposed assignment to each Holder, together with such Permitted Issuer Transferee’s most recent audited (or in the case of a Permitted Issuer Transferee that is an Affiliate of the Issuer and for which an audit has not been conducted, unaudited) annual and unaudited quarterly financial statements (each in accordance with GAAP), (b) each Holder shall have received all other information and documentation (including, without limitation, certificates of good standing, organizational documents and legal opinions) pertaining to such Permitted Issuer Transferee and the proposed assignment, as reasonably requested by each Holder, (c) such Permitted Issuer Transferee shall execute and deliver an assumption agreement with respect to this Note in the form attached hereto as Exhibit B (the “Assumption Agreement”), pursuant to which it shall agree to be bound by all of the terms hereof as the Issuer, and (d) both as of the date of such assignment and immediately after giving effect thereto (for the avoidance of doubt, pertaining to Permitted Issuer Transferee whether or not an Affiliate of the Issuer), each of the representations and warranties contained in the Assumption Agreement shall be true and correct in all material respects; (e) whether or not an Affiliate of the Issuer, no Default or Event of Default shall have occurred and be continuing, and (f) such proposed assignment shall not be for the purpose of avoiding a Change of Control. Upon any such assignment by the Issuer, the Issuer shall have no further obligations under this Note.

10.3         GOVERNING LAW; SUBMISSION TO JURISDICTION. The Notes shall be governed by and constructed in accordance with the internal laws of the state of New York including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and Rule 327(b) of the New York Civil Practice Laws and Rules. The Issuer and each of the Holders hereby irrevocably submit to the jurisdiction of any New York State Court sitting in the borough of Manhattan in the city of New York or any Federal Court Sitting in the borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to the Notes, and irrevocably accept for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. The Issuer, and each of the Holders irrevocably waive, to the fullest extent they may effectively do so under applicable law, any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any such claim that any such suit, action or proceeding brought

18

in any such court has been brought in any inconvenient forum. Nothing herein shall affect the right of any holder of a note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Issuer in any other jurisdiction.

10.4         Waiver of Jury Trial. The Issuer and each Holder waives, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTES.

10.5         Independence of Covenants. All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

10.6         Notes Solely Corporate Obligations. No recourse for the payment of the principal of or accrued and unpaid interest on any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer under any Note shall be had against any stockholder, employee, agent, officer, member of the Board of Directors or subsidiary, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation whether by virtue of any constitution, statue or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the issue of the Notes.

10.7         Revival and Reinstatement of Obligations. If the Holder repays, refunds, restores, or returns in whole or in part, any payment or property previously paid or transferred to the Holder in full or partial satisfaction of any obligation evidenced by a Note, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any Law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because the Holder elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that the Holder elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys’ fees of the Holder related thereto, the liability of

19

the Issuer with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist.

10.8         Waiver of Notice. The Issuer hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and diligence in taking any action to collect sums owing hereunder.

10.9         Amendments and Waivers.

(a)     With Consent of Holders. The Issuer, with the written consent of the Majority Holders (a copy of which shall be provided to each other Holder), may amend the Notes, provided that each Holder shall have received prior notice and a draft of such proposed amendment. The Majority Holders may waive compliance by the Issuer with any provision of the Notes by a written consent (a copy of which shall be provided to each Holder), provided that each Holder shall have received prior notice and a draft of such proposed waiver. Without the consent of each Holder affected, however, no amendment may (with respect to any Notes held by a nonconsenting Holder of Notes):

(i)	reduce the principal amount of Notes;

(ii)	reduce the principal of or change the fixed maturity of any Note, or alter the provisions with respect to the redemption of the Notes;

(iii)	reduce the rate of interest on any Note;

(iv)	make any change in the provisions of this Note relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of, or interest on the Notes;

(v)	make any change to the definition of “Majority Holders”; or

(vi)	make any change in the foregoing amendment provisions.

(b)     It shall not be necessary for the consent of the Holders under Section 10.9(a) to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof. After an amendment or waiver under Section 10.9(a) becomes effective, the Issuer shall mail to all other Holders a notice briefly describing the amendment or waiver and a copy of the fully executed amendment or waiver. Any failure of the Issuer to mail such notice and copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

(c)     In connection with any amendment under Section 10.9(a), the Issuer may offer, but shall not be obligated to offer, to any Holder who consents to such amendment or waiver, consideration for such Holder’s consent.

20

(d)     Revocation and Effectiveness of Consents. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidence that same debt as the consenting Holder’s Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of his Note by notice to the Issuer received before the date on which the Majority Holders have consented (and not theretofore revoked such consent) to the amendment or waiver.

The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

After an amendment or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of the clauses (i) though (vi) of Section 10.9(a), in which case, the amendment or waiver shall bind only each Holder of a Note who consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder’s Note; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of, premium (if any) and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates.

In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver, consent or amendment, Notes owned by the Issuer or any Affiliate of the Issuer shall be considered as though not outstanding.

(e)     Notation on or Exchange of Notes. If an amendment or waiver changes the terms of a Note, the Issuer may require the Holder of the Note to deliver it to the Issuer so that it may place an appropriate notation on the Note about the changed terms and return it to the Holder.

10.10          Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.

10.11          No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of the Holder, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are

21

cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

10.12          Electronic Execution. The words “execution”, “signed”, “signature”, and words of similar import in the Notes shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable Law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. Law §§ 301-309), or any other similar state Laws based on the Uniform Electronic Transactions Act.

10.13          Severability. If any term or provision of the Note is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of the Notes or invalidate or render unenforceable such term or provision in any other jurisdiction.

10.14          Expenses. The Issuer agrees to pay all reasonable out-of-pocket expenses incurred by the Holder in connection with the administration of this Note or in connection with any amendments, modifications or waivers of the provisions hereof or thereof or incurred by the Holder in connection with the enforcement or protection of its rights under this Note, including in connection with any refinancing or restructuring of the credit arrangements provided under this Note in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings the reasonable fees, charges and disbursements of one New York counsel (and counsel in each other relevant local jurisdiction) for the Holder. The agreements in this Section 10.14 shall survive repayment of all of the indebtedness evidenced by this Note. All amounts due under this Section 10.14 shall be paid promptly following receipt by the Issuer of an invoice relating thereto setting forth such expenses in reasonable detail.

10.15          Right of First Offer.

(a)     Notwithstanding anything herein to the contrary, and subject to the terms and conditions specified in this Section 10.15, unless any Event of Default occurs and is continuing at the time of such Transfer, the Issuer shall have a right of first offer with respect to any sale, assignment, exchange or other transfer, whether involuntarily or voluntarily (each, a “Transfer”), of all or any part of this Note by the Initial Holder or any of its Affiliates (the Initial Holder and any such Affiliate, each a “Transferor”) other than to a Permitted Transferee.

(b)     If a Transferor proposes to Transfer this Note, the Transferor shall first make an offer of this Note to the Issuer in accordance with the following provisions:

22

(i)	The Transferor shall deliver a notice (the “RFO Notice”) to the Issuer stating (i) the Transferor’s bona fide intention to Transfer this Note and (ii) the price and terms upon which it proposes to Transfer this Note.

(ii)	Within thirty (30) calendar days after delivery of the RFO Notice, the Issuer may elect, upon written notice to the Transferor, to purchase, at the price and on the terms specified in the RFO Notice, this Note. If the Issuer elects to purchase this Note, such purchase shall be completed promptly following such notice from the Issuer to the Transferor.

(iii)	If the Issuer does not notify the Transferor of its election to purchase this Note in accordance with Section 10.15(b)(ii), the Transferor may, during the ninety (90) day period following the expiration of the thirty (30)-day period provided in Section 10.15(b)(ii) hereof, Transfer this Note to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the RFO Notice. If the Transferor does not Transfer this Note within such period, the right provided hereunder shall be deemed to be revived and this Note shall not be Transferred unless first reoffered to the Issuer in accordance with this Section 10.15.

10.16    Effectiveness of Note. This Note shall become effective at and as of the Second Closing Date (as defined in the Equity Purchase Agreement).

[SIGNATURE PAGE FOLLOWS]

23

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

RCS CAPITAL CORPORATION

By:
Name:
Title:

[Signature Page to Unsecured Promissory Note]

Exhibit A

Address and Facsimile Number for Notice:

ARC Properties Operating Partnership, L.P.

405 Park Ave, 15th floor

New York, NY 10022

Attention: Richard A. Silfen, General Counsel

Facsimile: (215) 887-2585

2

EXHIBIT B

ASSUMPTION AGREEMENT

(UNSECURED PROMISSORY NOTE DUE [DECEMBER 16, 201])

[•] [•], 20__

Reference is made to the Unsecured Promissory Note Due [December 16, 2021], dated as of [•], 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”) issued by RCS Capital Corporation, a Delaware corporation (the “Initial Issuer”) in favor of ARC Properties Operating Partnership, L.P., a Delaware limited partnership and its registered assigns (the “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Note.

WITNESSETH:

WHEREAS, the Initial Issuer wishes to assign its rights and obligations under the Note to [•], [•] (the “New Issuer”) and the New Issuer agrees to such assignment on the terms and subject to the conditions set forth herein.

WHEREAS, pursuant to Section 10.2(d) of the Note, each New Issuer is required to become the Issuer under the Note by executing this assumption agreement (the “Assumption Agreement”).

NOW, THEREFORE, the Initial Issuer and the New Issuer hereby agree as follows:

1.          Assignment and Assumptions. For an agreed consideration, the Initial Issuer hereby irrevocably sells and assigns to the New Issuer, and the New Issuer hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the terms of this Assumption Agreement and the Note, as of the Effective Date (as defined below) all of the Initial Issuer’s rights and obligations in its capacity as the Issuer under the Note and any other documents or instruments delivered pursuant thereto to the extent related to the Note. The New Issuer hereby agrees to all the terms and provisions of the Note applicable to it as the Issuer thereunder. Each reference to the Issuer in the Credit Agreement shall be deemed to refer to the New Issuer.

2.          Joinder. The New Issuer by its signature below becomes the Issuer under the Note with the same force and effect as if originally named therein as the Issuer. As of the Effective Date the Initial Issuer shall not have any rights, and shall be released from its obligations, under the Note in a capacity as the Issuer.

3.          Effective Date. This Assumption Agreement shall become effective on the date (the “Effective Date”) when it shall be duly executed and delivered by each party thereto. Upon its effectiveness, this Assumption Agreement shall constitute a part of the Note and all references to the Note therein shall be deemed references to the Note as supplemented by this Assumption Agreement.

4.          Representations and Warranties. The New Issuer hereby represents and warrants as of the Effective Date as follows:

1

a)	Organization and Qualification. The New Issuer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

b)	Power and Authority. The New Issuer is duly authorized to execute, deliver and perform the Assumption Agreement and, by virtue of this Assumption Agreement, the Note. The execution, delivery and performance of this Assumption Agreement and, by virtue of this Assumption Agreement, the Note have been duly authorized by all necessary action, and do not (i) require any consent or approval of any equity holders of the New Issuer, other than those already obtained; (ii) contravene the organizational documents of the New Issuer; (iii) violate or cause a default under any law, rule or regulation or any decree, order or judgment applicable to it (the “Applicable Law”) or material contract to which it is a party; or (iv) result in or require the imposition of any Lien on any of its property.

c)	Enforceability. Each of this Assumption Agreement and the Note is a legal, valid and binding obligation of the New Issuer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

d)	Title to Properties; Priority of Liens. The New Issuer has good and marketable title to (or valid leasehold interests in) all of its real estate, and good title to all of its personal property. The New Issuer has paid and discharged all lawful claims that, if unpaid, could become a Lien on its properties.

e)	Financial Statements; Solvency. The consolidated balance sheets, and related statements of income, cash flow and shareholder's equity, of the New Issuer and its Subsidiaries that have been and are hereafter delivered to the Holder, are prepared in accordance with GAAP, and fairly present the financial positions and results of operations of the New Issuer and its Subsidiaries at the dates and for the periods indicated. Since the latest balance sheet date set forth in such financial statements, there has been no material adverse change in the condition, financial or otherwise, of the New Issuer and its Subsidiaries, taken as a whole. No financial statement delivered to the Holder at any time contains any untrue statement of a material fact, nor fails to disclose any material fact necessary to make such statement not materially misleading. The New Issuer is solvent.

f)	Taxes. The New Issuer has filed all federal, state and local tax returns and other reports that it is required by law to file, and has paid, or made provision for the payment of, all Taxes upon it, its income and its properties that are due and payable, except to the extent being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued and appropriate reserves have been established in accordance with GAAP. The provision for Taxes on the books of the New Issuer is adequate for all years not closed by applicable statutes, and for its current fiscal year.

g)	Governmental Approvals. The New Issuer has, is in compliance with, and is in good standing with respect to, all approvals by the applicable Governmental Authorities necessary to conduct its business and to own, lease and operate its properties.

h)	Compliance with Laws. The New Issuer has duly complied, and its properties and business operations are in compliance, in all material respects with all Applicable Law. There have been no citations, notices or orders of material noncompliance issued to the Issuer under any Applicable Law.

i)	Litigation. [Except as shown on Schedule [●] hereto,] there are no proceedings or investigations pending or, to the New Issuer's knowledge, threatened against the New Issuer or its Subsidiary, or any of their businesses, operations, properties or conditions, that (a) relate to this Assumption Agreement, the Note or transactions contemplated hereby or thereby; or (b) would have a material adverse effect on the New Issuer or any of its Subsidiary. The New Issuer or Subsidiary is not in default with respect to any order, injunction or judgment of any Governmental Authority.

j)	No Defaults. After giving effect to the assignment and assumption contemplated herein, no event or circumstance has occurred or exists with respect to the New Issuer that constitutes a Default or Event of Default. Neither the New Issuer nor any of its Subsidiaries are in default, and no event or circumstance has occurred or exists that with the passage of time or giving of notice would constitute a default, under any material contract to which it is a party. To the New Issuer’s knowledge, there is no basis upon which any party (other than the New Issuer or any of its Subsidiaries) could terminate a material contract to which it is a party prior to its scheduled termination date.

k)	Not a Regulated Entity. The New Issuer is not (a) an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under any other Applicable Law regarding its authority to incur Indebtedness.

l)	Margin Stock. Neither the New Issuer nor any of its Subsidiaries are engaged, principally or as one of their respective important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” (as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System). No proceeds of the Note will be used by the New Issuer to purchase or carry, or to reduce or refinance any Indebtedness incurred to purchase or carry, any “margin stock” (as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System) or for any related purpose governed by Regulations T, U or X of the Board of Governors.

5.         Financial Covenants.

a)	Debt Service Coverage Ratio. The New Issuer shall not permit the Debt Service Coverage Ratio as of the last day of any fiscal quarter of the New Issuer to be less than 1.3:1.0.

b)	Minimum Stockholders’ Equity. The New Issuer shall not permit the Stockholders’ Equity as of the last day of any fiscal quarter of the New Issuer to be less than [$400 million]1/[$250 million][2].

1 If the New Issuer is not an Affiliate of the Initial Issuer.

2 If the New Issuer is an Affiliate of the Initial Issuer.

6.         Reporting Requirements. The New Issuer shall furnish to the Holder:

a)	as soon as available, and in any event within 90 days after the close of each fiscal year, balance sheets as of the end of such fiscal year and the related statements of income, cash flow and Shareholders' Equity for such fiscal year, on consolidated bases for the New Issuer and its Subsidiaries, which consolidated statements shall be audited and certified (without qualification) by a firm of independent certified public accountants of recognized standing selected by the New Issuer and acceptable to the Holder, and shall set forth in comparative form corresponding figures for the preceding fiscal year and other information reasonably acceptable to the Holder;

b)	as soon as available, and in any event within 30 days after the end of each quarter (but within 60 days after the last quarter in a fiscal year), unaudited balance sheets as of the end of such quarter and the related statements of income and cash flow for such quarter and for the portion of the fiscal year then elapsed, on consolidated bases for the New Issuer and its Subsidiaries, setting forth in comparative form corresponding figures for the preceding fiscal year and certified by the chief financial officer of the New Issuer as prepared in accordance with GAAP and fairly presenting the financial position and results of operations for such quarter and period, subject to normal year-end adjustments and the absence of footnotes;

c)	concurrently with delivery of financial statements under clauses (a) and (b) above, a compliance certificate executed by the chief financial officer of the New Issuer Agent, certifying (i) compliance by the New Issuer with the financial covenants set forth in Section 5 hereof and providing supporting calculations in the form reasonably acceptable to the Holder and (ii) that no Default or an Event of Default has occurred and is continuing as of such date.

7.          Severability. If any term or provision of this Assumption Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Assumption Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.          Counterparts. This Assumption Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Assumption Agreement by facsimile transmission or other electronic means (including “.pdf” or “.tif” format) shall be as effective as delivery of a manually executed counterpart of this Assumption Agreement.

9.          No Waiver. Except as expressly supplemented hereby, the Note shall remain in full force and effect.

10.        Notices. All notices, requests and demands to or upon the New Guarantors, any Agent or any Lender shall be governed by the terms of Section 10.1 of the Note and shall be delivered to the New Issuer in writing to the following address:

[•]

[•]

[•]

Attn: [•]

Telephone: [•]

Facsimile: [•]

11.        Governing Law. ThIS ASSUMPTION AGREEMENT shall be governed by and constructed in accordance with the internal laws of the state of New York including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and Rule 327(b) of the New York Civil Practice Laws and Rules..

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Assumption Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

RCS CAPITAL CORPORATION,
as the Initial Issuer

By:
Name:
Title:

[•],
as the New Issuer

By:
Name:
Title:

Signature Page to Joinder Agreement

[Consented to and Accepted[3]:

[•],
as the Holder

By:
Name:
Title: ]

3 To the extent required by Section 10.2 of the Note

Signature Page to Joinder Agreement

Exhibit B-1

Form of

Interim Sub-advisory Agreement

between

Cole REIT Advisors IV, LLC

_______________

and

[RCAP Sub-advisor]

_______________

[•][•], 2014

Signature Page to Joinder Agreement

i

Article 14 – Miscellaneous		10

14.1	Reaffirmation of Advisory Agreement	10

14.2	Notices	10

14.3	Modification	11

14.4	Severability	11

14.5	Construction	11

14.6	Entire Agreement	11

14.7	Waiver	11

14.8	Gender	12

14.9	Titles Not to Affect Interpretation	12

14.10	Counterparts	12

ii

Interim Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•][•], 2014 (this “Agreement”), is between, Cole REIT Advisors IV, LLC a Delaware limited liability company (the “Advisor”) and [RCAP Sub-Advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Credit Property Trust IV, Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Advisory Agreement between the Company and the Advisor, dated as of January 20, 2012 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by, controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

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“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Equity Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated May 1, 2013, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(b), (d) (except as it relates to the Assets), (e) (except as it relates to the Assets), (f) (except as it relates to the Assets), (j), (k), (n) and (w) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r) and (u) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof, the Sub-advisor undertakes to use commercially reasonable best efforts to manage and supervise the operations and administration of the Company, other than the acquisition, operation and disposition of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist

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the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement (other than with respect to the Assets), shall maintain books and records for the Company (other than with respect to the Assets) as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein.

Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Acquisition Fees Acquisition Fees equal to 1.00% of the Contract Purchase Price of each Asset. Notwithstanding the foregoing, all Acquisition Fees payable in connection with those certain Assets separately disclosed in writing prior to the date of the Equity Purchase Agreement, with respect to which the Advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Advisor and the Sub-advisor shall not be entitled to any Acquisition Fees with respect to such Assets.

5.2	Advisory Fees. Advisory Fees calculated according to the following schedule:

Average Invested Assets	Annualized Fee Rate

$0 — $2 billion	0.375%

Over $2 billion — $4 billion	0.350%

Over $4 billion	0.325%

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The Advisory Fee shall be applied according to the above schedule for each level of monthly Average Invested Assets, resulting in a blended annualized rate for fees paid in respect of Average Invested Assets in excess of $2 billion.

5.3	Disposition Fees. 75% of any Disposition Fees paid to Advisor on the Sale of a Property.

5.4	Subordinated Performance Fee. 85% of all Subordinated Performance Fees paid to the Advisor, in whatever form payable by the Company (i.e., cash, securities or a promissory note).

5.5	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-Advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses; and

(B)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee.

5.6	Prior Fees and Expenses. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall affect the Advisor’s right to receive fees and expenses under the Advisory Agreement accrued prior to the date hereof.

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Article 6

Allocation of Expense Reimbursements

6.1	All Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.2	Quarterly Review of Expenses. Within 45 days of the end of each fiscal quarter, each Party shall provide the other Party with a detailed description of such Party’s aggregate Operating Expenses incurred during such fiscal quarter for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement.

Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;
Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons.

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8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to an amendment to the Advisory Agreement or waive any provision thereof, to the extent that such amendment or waiver would directly or indirectly reduce the amount payable to the Sub-advisor pursuant to Article 5 of this Agreement or adversely impact the Sub-advisor’s right to indemnification under Article 13 of this Agreement without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

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9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles.

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

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Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall expire on the earlier of (1) consummation of the “Second Closing” as such term is defined in the Equity Purchase Agreement, (2) the termination of the Equity Purchase Agreement and (3) December 31, 2014.

11.2	Termination. Subject to Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

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(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

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The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole REIT Advisors V, LLC
2555 E. Camelback Road, Suite 400
Phoenix, Arizona 85016
Attention: President

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.
Facsimile: (212) 310-8007

To the Sub-advisor:

[RCAP Sub-advisor]

405 Park Avenue, 15th Floor

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New York, New York 10022

Attention: James A. Tanaka, General Counsel

with a copy to (which shall not constitute Notice):

Duane Morris LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103
Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.
Facsimile: (215) 405-2906

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

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14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

Cole REIT Advisors IV, LLC

By:
Name:

[RCAP Sub-advisor]

By:
Name:

[Signature Page to Interim Sub-advisory Agreement between Cole REIT Advisors IV, LLC and

[RCAP Sub-advisor]

Exhibit B-2

Form of

Interim Sub-advisory Agreement

between

Cole REIT Advisors V, LLC

_______________

and

[RCAP Sub-advisor]

_______________

[•][•], 2014

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Article 13 – Indemnification and Limitation of Liability		10

Article 14 – Miscellaneous		11

14.1	Reaffirmation of Advisory Agreement	11

14.2	Notices	11

14.3	Modification	12

14.4	Severability	12

14.5	Construction	12

14.6	Entire Agreement	12

14.7	Waiver	13

14.8	Gender	13

14.9	Titles Not to Affect Interpretation	13

14.10	Counterparts	13

ii

Interim Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•][•], 2014 (this “Agreement”), is between, Cole REIT Advisors V, LLC, a Delaware limited liability company (the “Advisor”) and [RCAP Sub-Advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Credit Property Trust V, Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Advisory Agreement between the Company and the Advisor, dated as of March 17, 2014 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by,

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controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Equity Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated March 17, 2014, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(b), (d) (except as it relates to the Assets), (e) (except as it relates to the Assets), (f) (except as it relates to the Assets), (j), (k), (n) and (w) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r), (u) and (v) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising

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the operations and administration of the Company’s Assets. Consistent with Article 2 hereof, the Sub-advisor undertakes to use commercially reasonable best efforts to manage and supervise the operations and administration of the Company, other than the acquisition, operation and disposition of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement (other than with respect to the Assets), shall maintain books and records for the Company (other than with respect to the Assets) as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein.

Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Acquisition Fees Acquisition Fees equal to 1.00% of the Contract Purchase Price of each Asset. Notwithstanding the foregoing, all Acquisition Fees payable in connection with those certain Assets separately disclosed in writing prior to the date of the Equity Purchase Agreement, with respect to which the Advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Advisor and the Sub-advisor shall not be entitled to any Acquisition Fees with respect to such Assets.

5.2	Advisory Fees. Advisory Fees calculated according to the following schedule:

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Average Invested Assets	Annualized Fee Rate

$0 — $2 billion	0.375%

Over $2 billion — $4 billion	0.350%

Over $4 billion	0.325%

The Advisory Fee shall be applied according to the above schedule for each level of monthly Average Invested Assets, resulting in a blended annualized rate for fees paid in respect of Average Invested Assets in excess of $2 billion.

5.3	Disposition Fees. 75% of any Disposition Fees paid to Advisor on the Sale of a Property.

5.4	Subordinated Performance Fee. 85% of all Subordinated Performance Fees paid to the Advisor, in whatever form payable by the Company (i.e., cash, securities or a promissory note).

5.5	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-Advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses;

(B)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating

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to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee; and

(C)	Reimbursement out of reimbursements paid by the Company to the Advisor for Organization and Offering Expenses.

5.6	Prior Fees and Expenses. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall affect the Advisor’s right to receive fees and expenses under the Advisory Agreement accrued prior to the date hereof.

Article 6

Allocation of Expense Reimbursements

6.1	O&O Expense Reimbursements. All Organization and Offering Expense reimbursements received from the Company, to the extent that they are less than the full amount of Organization and Offering Expense reimbursements due to the Advisor and the Sub-advisor will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such Organization and Offering Expenses reimbursements due each that relate to the period commencing on the date of this Agreement and ending as of the date of the reimbursement; provided, however that within 50 days after the end of the month in which the Offering terminates, the Sub-advisor shall reimburse the Advisor the Sub-advisor’s pro rata share of reimbursements to the Company by the Advisor (based on its pro rata share of reimbursements received from the Company as so determined) pursuant to Section 3.02(a) of the Advisory Agreement for Organization and Offering Expenses reimbursed by the Company to the extent that such reimbursements by the Company exceed 2.0% of the Gross Proceeds raised in the completed Offering.

6.2	All Other Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.3	Quarterly Review of Expenses. Within 45 days of the end of each fiscal quarter, each Party shall provide the other Party with a detailed description of such Party’s

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aggregate Organization and Offering Expenses and aggregate Operating Expenses incurred during such fiscal quarter for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement.

Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;
Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

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8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to an amendment to the Advisory Agreement or waive any provision thereof, to the extent that such amendment or waiver would directly or indirectly reduce the amount payable to the Sub-advisor pursuant to Article 5 of this Agreement or adversely impact the Sub-advisor’s right to indemnification under Article 13 of this Agreement without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

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9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles.

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

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Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall expire on the earlier of (1) consummation of the “Second Closing” as such term is defined in the Equity Purchase Agreement, (2) the termination of the Equity Purchase Agreement and (3) December 31, 2014.

11.2	Termination. Subject to Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other

9

Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason

10

of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole REIT Advisors V, LLC
2325 E. Camelback Road, Suite 1100
Phoenix, Arizona 85016
Attention: President

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP
767 Fifth Avenue
New York, New York 10153

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Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.
Facsimile: (212) 310-8007

To the Sub-advisor:

[RCAP Sub-advisor]
405 Park Avenue, 15th Floor
New York, New York 10022
Attention: James A. Tanaka, General Counsel

with a copy to (which shall not constitute Notice):

Duane Morris LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103
Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.
Facsimile: (215) 405-2906

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

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14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

COLE REIT ADVISORS V, INC.

By:
Name:

[RCAP Sub-advisor]

By:
Name:

[Signature Page to Interim Sub-advisory Agreement between Cole REIT Advisors V, Inc. and

[RCAP Sub-advisor]]

Exhibit B-3

Form of

Interim Sub-advisory Agreement

between

Cole Corporate Income Advisors, LLC

_______________

and

[RCAP Sub-advisor]

_______________

[•][•], 2014

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Article 14 – Miscellaneous		10

14.1	Reaffirmation of Advisory Agreement	10

14.2	Notices	10

14.3	Modification	11

14.4	Severability	11

14.5	Construction	11

14.6	Entire Agreement	12

14.7	Waiver	12

14.8	Gender	12

14.9	Titles Not to Affect Interpretation	12

14.10	Counterparts	12

ii

Interim Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•][•], 2014 (this “Agreement”), is between, Cole Corporate Income Advisors, LLC, a Delaware limited liability company (the “Advisor”) and [RCAP Sub-Advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS Cole Corporate Income Trust, Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Advisory Agreement between the Company and the Advisor, dated as of January 18, 2011 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by, controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

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“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Equity Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated May 1, 2013, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“SIR Transaction” means the transaction announced in the Company’s press release dated September 2, 2014 and filed as Exhibit 99.1 to the Company’s current report on Form 8-K, filed with the U.S. Securities and Exchange Commission on September 2, 2014.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(b), (d) (except as it relates to the Assets), (e) (except as it relates to the Assets), (f) (except as it relates to the Assets), (j), (k), (n) and (w) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r) and (u) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof, the Sub-advisor undertakes to use commercially reasonable best efforts to manage and supervise the operations and administration

2

of the Company, other than the acquisition, operation and disposition of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement (other than with respect to the Assets), shall maintain books and records for the Company (other than with respect to the Assets) as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein.

Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Acquisition Fees Acquisition Fees equal to 1.00% of the Contract Purchase Price of each Asset. Notwithstanding the foregoing, all Acquisition Fees payable in connection with those certain Assets separately disclosed in writing prior to the date of the Equity Purchase Agreement, with respect to which the Advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Advisor and the Sub-advisor shall not be entitled to any Acquisition Fees with respect to such Assets.

5.2	Advisory Fees. Advisory Fees calculated according to the following schedule:

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Average Invested Assets	Annualized Fee Rate

$0 — $2 billion	0.375%

Over $2 billion — $4 billion	0.350%

Over $4 billion	0.325%

The Advisory Fee shall be applied according to the above schedule for each level of monthly Average Invested Assets, resulting in a blended annualized rate for fees paid in respect of Average Invested Assets in excess of $2 billion.

5.3	Disposition Fees. 75% of any Disposition Fees paid to Advisor on the Sale of a Property, except that the Sub-advisor is entitled to 100% of any Disposition Fees payable to the Advisor in connection the SIR Transaction.

5.4	Subordinated Performance Fee. 85% of all Subordinated Performance Fees paid to the Advisor, in whatever form payable by the Company (i.e., cash, securities or a promissory note) ), except that the Sub-advisor is entitled to 100% of any Subordinated Performance Fees payable to the Advisor in connection the SIR Transaction.

5.5	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-Advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses; and

(B)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to

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their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee.

5.6	Prior Fees and Expenses . Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall affect the Advisor’s right to receive fees and expenses under the Advisory Agreement accrued prior to the date hereof.

Article 6

Allocation of Expense Reimbursements

6.1	All Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.2	Quarterly Review of Expenses. Within 45 days of the end of each fiscal quarter, each Party shall provide the other Party with a detailed description of such Party’s aggregate Operating Expenses incurred during such fiscal quarter for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement.

Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;
Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners

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or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to an amendment to the Advisory Agreement or waive any provision thereof, to the extent that such amendment or waiver would directly or indirectly reduce the amount payable to the Sub-advisor pursuant to Article 5 of this Agreement or adversely impact the Sub-advisor’s right to indemnification under Article 13 of this Agreement without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or

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earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles.

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are

7

subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall expire on the earlier of (1) consummation of the “Second Closing” as such term is defined in the Equity Purchase Agreement, (2) the termination of the Equity Purchase Agreement and (3) December 31, 2014.

11.2	Termination. Subject to Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any

8

Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

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Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

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Cole Corporate Income Advisors, LLC
2555 E. Camelback Road, Suite 400
Phoenix, Arizona 85016
Attention: President

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.
Facsimile: (212) 310-8007

To the Sub-advisor:

[RCAP Sub-advisor]
405 Park Avenue, 15th Floor
New York, New York 10022
Attention: James A. Tanaka, General Counsel

with a copy to (which shall not constitute Notice):

Duane Morris LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103
Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.
Facsimile: (215) 405-2906

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

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14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

Cole Corporate Income Advisors, LLC

By:
Name:

[RCAP Sub-advisor]

By:
Name:

[Signature Page to Interim Sub-advisory Agreement between Cole Corporate Income Advisor,
LLC and [RCAP Sub-advisor]]

Exhibit B-4

Form of

Interim Sub-advisory Agreement

between

Cole Corporate Income Advisors II, LLC

_______________

and

[RCAP Sub-advisor]

_______________

[•][•], 2014

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Article 13 – Indemnification and Limitation of Liability		10

Article 14 – Miscellaneous		11

14.1	Reaffirmation of Advisory Agreement	11

14.2	Notices	11

14.3	Modification	12

14.4	Severability	12

14.5	Construction	12

14.6	Entire Agreement	12

14.7	Waiver	12

14.8	Gender	12

14.9	Titles Not to Affect Interpretation	13

14.10	Counterparts	13

ii

Interim Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•][•], 2014 (this “Agreement”), is between, Cole Corporate Income Advisors II, LLC, a Delaware limited liability company (the “Advisor”) and [RCAP Sub-Advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Advisory Agreement between the Company and the Advisor, dated as of August 27, 2013 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by, controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any

1

subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Equity Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated September 27, 2013, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(b), (d) (except as it relates to the Assets), (e) (except as it relates to the Assets), (f) (except as it relates to the Assets), (j), (k), (n) and (w) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r) and (u) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof, the Sub-advisor undertakes to use commercially reasonable best efforts to manage and supervise the operations and administration of the Company, other than the acquisition, operation and disposition of the Company’s Assets.

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Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement (other than with respect to the Assets), shall maintain books and records for the Company (other than with respect to the Assets) as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein.

Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Acquisition FeesAcquisition Fees equal to 1.00% of the Contract Purchase Price of each Asset. Notwithstanding the foregoing, all Acquisition Fees payable in connection with those certain Assets separately disclosed in writing prior to the date of the Purchase Agreement, with respect to which the Advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Advisor and the Sub-advisor shall not be entitled to any Acquisition Fees with respect to such Assets.

5.2	Advisory Fees. Advisory Fees calculated according to the following schedule:

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Average Invested Assets	Annualized Fee Rate

$0 — $2 billion	0.375%

Over $2 billion — $4 billion	0.350%

Over $4 billion	0.325%

The Advisory Fee shall be applied according to the above schedule for each level of monthly Average Invested Assets, resulting in a blended annualized rate for fees paid in respect of Average Invested Assets in excess of $2 billion.

5.3	Disposition Fees. 75% of any Disposition Fees paid to Advisor on the Sale of a Property.

5.4	Subordinated Performance Fee. 85% of all Subordinated Performance Fees paid to the Advisor, in whatever form payable by the Company (i.e., cash, securities or a promissory note).

5.5	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-Advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses;

(B)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the

4

Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee; and

(C)	Reimbursement out of reimbursements paid by the Company to the Advisor for Organization and Offering Expenses.

5.6	Prior Fees and Expenses. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall affect the Advisor’s right to receive fees and expenses under the Advisory Agreement accrued prior to the date hereof.

Article 6

Allocation of Expense Reimbursements

6.1	O&O Expense Reimbursements. All Organization and Offering Expense reimbursements received from the Company, to the extent that they are less than the full amount of Organization and Offering Expense reimbursements due to the Advisor and the Sub-advisor will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such Organization and Offering Expenses reimbursements due each that relate to the period commencing on the date of this Agreement and ending as of the date of the reimbursement; provided, however that within 50 days after the end of the month in which the Offering terminates, the Sub-advisor shall reimburse the Advisor the Sub-advisor’s pro rata share of reimbursements to the Company by the Advisor (based on its pro rata share of reimbursements received from the Company as so determined) pursuant to Section 3.02(a) of the Advisory Agreement for Organization and Offering Expenses reimbursed by the Company to the extent that such reimbursements by the Company exceed 2.0% of the Gross Proceeds raised in the completed Offering.

6.2	All Other Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.3	Quarterly Review of Expenses. Within 45 days of the end of each fiscal quarter, each Party shall provide the other Party with a detailed description of such Party’s aggregate Organization and Offering Expenses and aggregate Operating Expenses incurred during such fiscal quarter for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement.

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Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;
Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other

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contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to an amendment to the Advisory Agreement or waive any provision thereof, to the extent that such amendment or waiver would directly or indirectly reduce the amount payable to the Sub-advisor pursuant to Article 5 of this Agreement or adversely impact the Sub-advisor’s right to indemnification under Article 13 of this Agreement without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

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Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles;

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall expire on the earlier of (1) consummation of the “Second Closing” as such term is defined in the Equity Purchase Agreement, (2) the termination of the Equity Purchase Agreement and (3) December 31, 2014.

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11.2	Termination. Subject to Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or

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such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including

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as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole Corporate Income Advisors II, LLC
2325 E. Camelback Road, Suite 1100
Phoenix, Arizona 85016
Attention: President

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.
Facsimile: (212) 310-8007

To the Sub-advisor:

[RCAP Sub-advisor]
405 Park Avenue, 15th Floor
New York, New York 10022
Attention: James A. Tanaka, General Counsel

with a copy to (which shall not constitute Notice):

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Duane Morris LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103
Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.
Facsimile: (215) 405-2906

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

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14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

Cole Corporate Income Advisors II, LLC

By:
Name:

[RCAP Sub-advisor]

By:
Name:

[Signature Page to Interim Sub-advisory Agreement between Cole Corporate Income Advisors

II, LLC and [RCAP Sub-advisor]]

Exhibit B-5

Form of

Interim Sub-advisory Agreement

between

Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC

_______________

and

[RCAP Sub-advisor]

_______________

[•][•], 2014

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14.2	Notices	11

14.3	Modification	12

14.4	Severability	12

14.5	Construction	12

14.6	Entire Agreement	12

14.7	Waiver	12

14.8	Gender	13

14.9	Titles Not to Affect Interpretation	13

14.10	Counterparts	13

ii

Interim Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•], 2014 (this “Agreement”), is between, Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company (the “Advisor”) and [RCAP Sub-Advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Real Estate Income Strategy (Daily NAV), Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Amended and Restated Advisory Agreement between the Company, Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP, and the Advisor, dated as of August 26, 2013 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

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“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by, controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Equity Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated May 28, 2014, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02, (f) (except as it relates to the Assets), (e) (except as it relates to the Assets), (g) (except as it relates to the Assets), (h), (k), (l), (n), (p), (q), (r), (t), (v), (w), (x) and (y) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r), (u) and (v) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

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Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof, the Sub-advisor undertakes to use commercially reasonable best efforts to manage and supervise the operations and administration of the Company, other than the acquisition, operation and disposition of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement (other than with respect to the Assets), shall maintain books and records for the Company (other than with respect to the Assets) as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein.

Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Fees. 50% of any Fees paid to the Advisor pursuant to Section 3.01 in whatever form payable by the Company; provided, however that, during the calendar month

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and calendar year in which this Agreement is executed, the Advisor shall be entitled to 100% of the Advisory Fee and 100% Performance Fee for such calendar month and calendar year, respectively, prorated for the number of days elapsed since the beginning of such month and year until the date hereof and 50% of the balance of the Advisory Fee and Performance fee payable for such month and year after subtracting such prorated amount from the total Advisory Fee and Performance Fee payable.

5.2	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses;

(B)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee; and

(C)	Reimbursement out of reimbursements paid by the Company to the Advisor for Organization and Offering Expenses.

5.3	Prior Fees and Expenses. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall affect the Advisor’s right to receive fees and expenses under the Advisory Agreement accrued prior to the date hereof.

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Article 6

Allocation of Expense Reimbursements

6.1	O&O Expense Reimbursements. All Organization and Offering Expense reimbursements received from the Company, to the extent that they are less than the full amount of Organization and Offering Expense reimbursements due to the Advisor and the Sub-advisor will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such Organization and Offering Expenses reimbursements due each that relate to the period commencing on the date of this Agreement and ending as of the date of the reimbursement; provided, however that within 50 days after the end of the month in which the Offering terminates, the Sub-advisor shall reimburse the Advisor the Sub-advisor’s pro rata share of reimbursements to the Company by the Advisor (based on its pro rata share of reimbursements received from the Company as so determined) pursuant to Section 3.02(a) of the Advisory Agreement for Organization and Offering Expenses reimbursed by the Company to the extent that such reimbursements by the Company exceed 15.0% of the Gross Proceeds raised in the completed Offering.

6.2	All Other Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.3	Review of Expenses. Within 35 days of the end of each month in the case of expenses other than Organization and Offering Expenses and 10 days of the end of each month in the case of Organization and Offering Expenses, each Party shall provide the other Party with a detailed statement of such Party’s aggregate expenses (including a specific statement of Operating Expenses) other than Organization and Offering Expenses and a statement of such Party’s aggregate Organization and Offering Expenses, respectively, incurred during such month for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement and preparing the statements required under Section 3.04(c) and (d) of the Advisory Agreement.

Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and

5

shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;
Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

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8.4	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to any amendment to the Advisory Agreement or waive any provision thereof without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

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(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles.

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall expire on the earlier of (1) consummation of the “Second Closing” as such term is defined in the Equity Purchase Agreement, (2) the termination of the Equity Purchase Agreement and (3) December 31, 2014.

11.2	Termination. Subject to Section 11.1:

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(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its

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property, and such appointment has not been rescinded or such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted

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against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company or Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC
2325 E. Camelback Road, Suite 1100
Phoenix, Arizona 85016
Attention: President

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.
Facsimile: (212) 310-8007

To the Sub-advisor:

[RCAP Sub-advisor]
405 Park Avenue, 15th Floor
New York, New York 10022
Attention: James A. Tanaka, General Counsel

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with a copy to (which shall not constitute Notice):

Duane Morris LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103
Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.
Facsimile: (215) 405-2906

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

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14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

COLE Real Estate Income Strategy (Daily NAV) Advisors, LLC

By:
Name:

[RCAP Sub-advisor]

By:
Name:

[Signature Page to Interim Sub-advisory Agreement between Cole Real Estate Income
Strategy (Daily NAV) Advisors, LLC and [RCAP Sub-advisor]]

Exhibit C-1

FORM OF WHOLESALING AGREEMENT

[                  ], 2014

Realty Capital Securities, LLC

One Beacon Street
14th Floor
Boston, MA 02108

Ladies and Gentlemen:

Cole Capital Corporation, a Delaware corporation (the “Dealer Manager”), with its address at 2325 East Camelback Road, Suite 1100, Phoenix, AZ 85016, has entered into an agreement dated as of September 17, 2013 (the “Dealer Manager Agreement”), with Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”). Under the Dealer Manager Agreement, the Dealer Manager serves as the Company’s exclusive Dealer Manager in connection with a public offering (the “Offering”) of the Company’s common stock. The shares of the Company’s stock (the “Offered Shares”) are being issued and sold to the public on a “best efforts” basis through the Dealer Manager and the broker-dealers and other appropriately licensed firms participating in the Offering (the “Participating Broker-Dealers”), pursuant to Participating Broker-Dealer Agreements between the Dealer Manager and each Participating Broker-Dealer (each, a “Participating Broker-Dealer Agreement”). The Dealer-Manager shall provide to the Wholesaler the form of the Participating Broker-Dealer Agreement used by the Dealer Manager. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Dealer Manager Agreement.

In consideration of the mutual covenants and agreements contained herein, intending to be legally bound, the parties hereby agree to the following terms and conditions set forth in this Wholesaling Agreement (this “Agreement”):

1.	Appointment and Acceptance of the Wholesaler

Upon the terms and subject to the conditions set forth in this Agreement, the Dealer Manager hereby appoints Realty Capital Securities, LLC, a Delaware limited liability company (the “Wholesaler”), and the Wholesaler hereby accepts such appointment, as the Dealer Manager’s distribution agent to assist, through the Wholesaler’s employees, agents, contractors, registered representatives and all other representatives who will perform services hereunder (collectively, the “RCS Service Providers”), the Dealer Manager with the sale of Offered Shares through the recruitment of, and the provision of assistance to, Participating Broker-Dealers, and the Wholesaler desires to accept such engagement; provided, however, that nothing herein shall be construed to: (i) contravene the Company’s appointment of the Dealer Manager as its exclusive agent and dealer manager during the Offering Period, and the Dealer Manager’s acceptance of such appointment, pursuant to Section 3.1 of the Dealer Manager Agreement; or (ii) imply that the Dealer Manager shall not have sole discretion to accept or reject any subscription for the Offered Shares in whole or in part.

2.	Undertakings of the Wholesaler

(a)          The Wholesaler will use diligent efforts to recruit certain broker-dealers and other appropriately licensed firms to serve as Participating Broker-Dealers, each of which shall be a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in good standing, to agree to offer and sell the Offered Shares on a best efforts basis without any commitment on the Participating Broker-Dealers’ part to purchase any Offered Shares pursuant to a Participating Broker-Dealer Agreement with the Dealer Manager.

(b)          The Wholesaler will use diligent efforts to assist the Dealer Manager in providing certain services to Participating Broker-Dealers in connection with the Offering, which will consist primarily of:

(i)          providing training and education regarding the Company and the offering of the Offered Shares to Participating Broker-Dealers;

(ii)         providing marketing and sales support for Participating Broker-Dealers,; and

(iii)        such other assistance to Participating Broker-Dealers and their registered representatives in marketing the Offered Shares and otherwise participating in the Offering as shall be reasonably determined to be appropriate by the Dealer Manager.

(c)          The Wholesaler acknowledges that it is familiar with FINRA Rule 2310 and that it will comply in all material respects with all the terms thereof to the extent FINRA Rule 2310 applies to the conduct contemplated herein. Notwithstanding the foregoing sentence, the Wholesaler shall not be responsible for the obligations of the Dealer Manager under the Dealer Manager Agreement and Section 6(i) to assure compliance with the organization and offering expenses limitations of FINRA Rule 2310(b)(4).

3.	Compensation and Expense Reimbursement

(a)          In consideration for the Wholesaler performing its obligations under this Agreement, the Dealer Manager shall pay the Wholesaler a sourcing fee (the “Sourcing Fee”) equal to 1.80% of the Selling Price of each of the Offered Shares sold by Participating Broker-Dealers who entered into dealer agreements with the Dealer Manager primarily as a result of the efforts of RCS Service Providers (“RCS Sales”); provided, however, the Sourcing Fee shall be payable solely from that portion of the Dealer Manager Fee that is (i) actually received by the Dealer Manager from the Company pursuant to Section 3,3 of the Dealer Manager Agreement, and (ii) not reallowed to any Participating Broker-Dealer pursuant to Section 3.3 of the Dealer Manager Agreement (a “Sourcing Fee Reallowance”) in respect of any RCS Sales.

(b)          The Sourcing Fee shall be paid substantially concurrently with the receipt of corresponding payments to the Dealer Manager from the Company pursuant to Section 3.3 of the Dealer Manager Agreement, but in no event no later than five business days thereafter.

(c)          The Dealer Manager also will reimburse the Wholesaler for all costs and expenses incurred that are: (i) in connection with bona fide due diligence activities; and (ii) incident to the Offering, but only to the extent such costs or expenses (A) are permitted pursuant to prevailing rules and regulations of FINRA, (B) would have been incurred by the Dealer Manager if the Wholesaler had not incurred them, and (C) are otherwise eligible for reimbursement from the Company pursuant to Section 3.6 of the Dealer Manager Agreement. The Wholesaler will present the Dealer Manager with itemized and detailed invoices for all incurred costs and expenses that are reimbursable pursuant to this Section 3(c). The Dealer Manager will submit such request to the Company within five business days following receipt of such invoices and will reimburse the Wholesaler within five business days following receipt of funds from the Company for such reimbursement.

4.	Representations and Warranties of the Dealer Manager

(a)          The Dealer Manager is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Dealer Manager, constitutes a legal, valid and binding agreement of the Dealer Manager, enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

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(c)          The Dealer Manager (A) is duly registered as a broker-dealer pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (B) is a member of FINRA in good standing, (C) is a broker or dealer registered as such in those states and jurisdictions where the Dealer Manager is required to be registered in order to provide the services contemplated by this Agreement and the Dealer Manager Agreement, and (D) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would prohibit or restrict the ability of the Dealer Manager to carry out the services related to the Offering as contemplated by this Agreement and the Dealer Manager Agreement or to perform its obligations hereunder and thereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Dealer Manager shall comply in all material respects with all applicable requirements of (1) the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations promulgated thereunder (the “Securities Act Regulations”), the Exchange Act and the applicable rules and regulations promulgated thereunder (the “Exchange Act Regulations”) and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (2) applicable state securities or “blue sky” laws, and (3) the rules set forth in the FINRA rulebook applicable to the Offering, which currently consists of rules promulgated by FINRA, the National Association of Securities Dealers (“NASD”) and the New York Stock Exchange (collectively, the “FINRA Rules”), specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Dealer Manager and its representatives have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement and the Dealer Manager Agreement, except where the inability of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the business, properties, financial position, results of operations or cash flows of the Dealer Manager or as otherwise may be disclosed in the Registration Statement and the Prospectus. The performance of the obligations of the Dealer Manager under this Agreement and the Dealer Manager Agreement will not (A) violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any order, law or regulation binding upon it, and (B) result in a material breach of any provisions of any agreement or instrument to which it is a party or which is otherwise binding upon it.

5.	Representations and Warranties of the Wholesaler

The Wholesaler represents and warrants to the Dealer Manager:

(a)          The Wholesaler is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Wholesaler and, assuming due authorization, execution and delivery of this Agreement by the Dealer Manager, constitutes a legal, valid and binding agreement of the Wholesaler, enforceable against the Wholesaler in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

(c)          The Wholesaler (i) is duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) is a member of FINRA in good standing, (iii) is a broker or dealer registered as such in those states and jurisdictions where the Wholesaler is required to be registered in order to provide the services contemplated by this Agreement, and (iv) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Wholesaler’s FINRA membership agreement that would prohibit or restrict the ability of the

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Wholesaler to carry out the services related to the Offering as contemplated by this Agreement or to perform its obligations hereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Wholesaler agrees to comply in all material respects with all applicable requirements, in each case to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, of (i) the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (ii) applicable state securities or “blue sky” laws, and (iii) the FINRA Rules, specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Wholesaler and those of its employees and representatives who are required to have Governmental Licenses have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement. The performance of the obligations of the Wholesaler under this Agreement will not violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any agreement, instrument, order, law or regulation binding upon it.

(e)          To the extent required by applicable law in connection with the transactions contemplated in this Agreement, the Wholesaler represents that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Exchange Act Regulations, the USA PATRIOT Act and implementing regulations, specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Offered Shares. The Wholesaler further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act; has Know Your Customer (KYC) policies and procedures in place; that the AML Program has been adopted by a person with sufficient authority to oversee the AML policies and procedures; that the AML Program has education and/or training programs for officers and employees regarding AML policies and procedures; and that the Wholesaler will remain in compliance with such requirements. The Wholesaler shall, upon request by the Dealer Manager or the Company, provide a certification that, as of the date of such certification, (i) its AML Program then in effect is consistent with the AML Rules and (ii) it is currently in compliance with its AML Program and all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

6.	Covenants of the Dealer Manager

(a)          The Dealer Manager shall comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Dealer Manager will make such documents and records available to (i) the Wholesaler, upon reasonable request, and (ii) representatives of the Securities and Exchange Commission (“SEC”), FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that if the Dealer Manager determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Dealer Manager shall be responsible for all reasonable direct costs of such opposition. The Dealer Manager further agrees to keep such required records with respect to each customer who purchases Offered Shares, the customer’s suitability and the amount of Offered Shares sold, and to retain such records for six years or such period of time as may be required by the SEC, any state securities commission, FINRA or the Company, whichever is later. The Wholesaler, agree that the Dealer Manager can satisfy its recordkeeping obligations hereunder by contractually requiring such information to be maintained by the Participating Broker-Dealers, investment advisors or banks offering the Offered Shares.

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(b)          The Dealer Manager shall abide by and comply with: (i) the privacy standards and requirements of the Gramm-Leach Bliley Act of 1999 (“GLB Act”); (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Dealer Manager by the Wholesaler and the Company; and (d) the Dealer Manager’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Dealer Manager directly sells Offered Shares, the Dealer Manager will only offer and sell Offered Shares in jurisdictions in which qualifications or exemptions for the offer and sale of the Offered Shares are in effect as of the relevant date (“Qualified Jurisdictions”). No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Dealer Manager is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it has complied and will comply therewith.

(e)          The Dealer Manager will notify the Wholesaler immediately (i) when any amendment to the Registration Statement shall have become effective, (ii) of the issuance by the SEC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act or the registration of Offered Shares under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, and (iii) when any Prospectus shall have been filed under the Securities Act with the SEC.

(f)          The Dealer Manager will deliver to the Wholesaler as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the Securities Act, with reasonable quantities of copies of the Prospectus (as amended or supplemented), as provided by the Company, for delivery to investors and for the purposes contemplated by the Securities Act or any rules or regulations thereunder.

(g)          The Dealer Manager will provide a reasonable amount of Authorized Sales Material to the Wholesaler as and when requested by the Wholesaler, subject to receipt of such material by the Dealer Manager from the Company.

(h)          The Dealer Manager shall be responsible for the timely filing of all documents and information to be filed with the Corporate Financing Department of FINRA, as required under FINRA Rules 5110(b)(5) and 5110(b)(6), and shall have and maintain internal controls sufficient to monitor compliance with the organization and offering expense limitations of FINRA Rule 2310(b)(4).

(i)          The Dealer Manager shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

7.	Covenants of the Wholesaler

(a)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply, with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Wholesaler will make such documents and records available to (i) the Dealer Manager and the Company upon reasonable request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that in the event the Wholesaler determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Wholesaler shall be responsible for all reasonable direct costs of such opposition.

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(b)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, abide by and comply with (i) the privacy standards and requirements of the GLB Act; (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Wholesaler by the Dealer Manager and the Company; and (iv) the Wholesaler’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Wholesaler directly sells Offered Shares in connection with the performance of its obligations hereunder, the Wholesaler will only offer and sell Offered Shares in Qualified Jurisdictions. No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Wholesaler is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it will, to the extent applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply with Rule 15c2-8 under the Exchange Act.

(e)          The Dealer Manager will provide the Wholesaler with certain Authorized Sales Materials to be used by the Wholesaler and the Participating Broker-Dealers in connection with the Offering. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, then the Wholesaler agrees that such material shall not be used by it in connection with the Offering and that it will direct Participating Broker-Dealers not to make such use of any Authorized Sales Materials unless accompanied or preceded by the Prospectus. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, the Wholesaler will only use Authorized Sales Materials provided by the Dealer Manager. The Wholesaler shall not give or provide any information or make any representation other than those contained in the Prospectus or the Authorized Sales Materials. The Wholesaler will not use any “broker-dealer use only” Authorized Sales Materials with members of the public in connection with offers or sales or the Offered Shares.

(f)          The Wholesaler will suspend or terminate the offering and sale of the Offered Shares by the Wholesaler upon request of the Company at any time and resume offering and sale of the Offered Shares upon subsequent request of the Company if required to do so in connection with the performance of its obligations hereunder.

(g)          The Wholesaler will provide to the Company and the Dealer Manager as soon as practicable upon receipt by the Wholesaler copies of any written or otherwise documented customer complaints received by the Wholesaler from Participating Broker-Dealers relating in any way to the Offering (including, but not limited to, the manner in which the Offered Shares are offered by any Participating Broker-Dealer), the Offered Shares or the Company.

(h)          Other than with respect to use of Authorized Sales Materials or the Prospectus or otherwise pursuant to or in connection with this Agreement, the Wholesaler will not, without the Company’s prior written consent, make a source-identifying use of (i) the Company’s name, brand, logo or trademark or any reasonably similar variant or derivative thereof or (ii) the “ Cole  ” name, brand, logo or trademark or any reasonably similar variant or derivative thereof.

(i)          The Wholesaler shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Dealer Manager has not informed the Wholesaler that counsel’s advice has been received that the Offered Shares are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof, or (ii) in which the Wholesaler may not lawfully engage.

(j)          The Wholesaler shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

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8.	Indemnification; Contribution

(a)          The Dealer Manager will indemnify, defend (subject to Section 4 of the Dealer Manager Agreement) and hold harmless the Wholesaler, its affiliates and their respective officers, directors, shareholders, members, partners, other equity-holders and control persons (collectively, the “Other Indemnified Parties”), from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Wholesaler, its affiliates or their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Dealer Manager, any breach of a covenant or agreement contained herein of the Dealer Manager, or any failure by the Dealer Manager to comply with state or federal securities law applicable to the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in the information relating to the Dealer Manager that appears in the Dealer Manager Sections of the Prospectus or any amendment thereof, or arise out of or are based upon the omission or alleged omission to state in the Dealer Manager Sections a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Offered Shares by the Dealer Manager. The Dealer Manager will reimburse the Wholesaler and its Other Indemnified Parties for any legal or other expenses reasonably incurred by such Wholesaler, its affiliates and their respective Other Indemnified Parties in connection with investigating or defending such loss, claim, damage, liability or action.

(b)          The Wholesaler will indemnify, defend and hold harmless the Dealer Manager, the Company and their respective Other Indemnified Parties, from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Dealer Manager, the Company and any of their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Wholesaler, any breach of a covenant or agreement contained herein of the Wholesaler, or any failure by the Wholesaler to comply with state or federal securities laws applicable to the Offering; and (ii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by the Wholesaler.

(c)          Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under this Section 8 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in this Agreement. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be subject to approval by the indemnified party, not to be unreasonably withheld or delayed. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ and select separate counsel (including local counsel), subject to approval by the indemnifying party not to be unreasonably withheld or delayed, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel for the indemnified party (subject to approval by the indemnified party not to be unreasonably withheld

7

or delayed) to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party may settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder but may not do so without the prior written consent of the indemnified parties, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)          If the right to indemnification provided for in this Section 8 would by its terms be available to a person hereunder, but is held to be unavailable by a court of competent jurisdiction for any reason, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such Losses and expenses in respect thereof, as incurred, in such proportion as is appropriate to reflect the relative fault of the Dealer Manager and the Wholesaler, as applicable, in connection with the statements, omissions or other circumstances which resulted in such Losses or expenses, as well as any other relevant equitable considerations. The relative fault of the Dealer Manager and the Wholesaler, as applicable, shall be determined by reference to, among other things, the parties’ relative intent, knowledge, and access to information. It is understood that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). Notwithstanding the provisions of this Section 8(d), the Dealer Manager shall not be required to contribute any amount in excess of the total price of the Offering Shares sold by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each Other Indemnified Party affiliate of the Dealer Manager shall have the same rights to contribution as the Dealer Manager and each Other Indemnified Party of the Wholesaler shall have the same rights to contribution as the Wholesaler.

9.	Relationship of Wholesaler, Participating Broker-Dealers and the Dealer Manager

(a)          The obligations of each of the Wholesaler and the Participating Broker-Dealers are several and not joint. Nothing herein contained shall constitute the Wholesaler and the Participating Broker-Dealers, or any of them, as an association, partnership, unincorporated business or other separate entity. The Dealer Manager and the Company shall be under no liability to the Wholesaler except for lack of good faith and for obligations expressly assumed by the Dealer Manager and the Company in this Agreement.

(b)          The parties hereto acknowledge that, other than as expressly set forth herein, the Wholesaler is not authorized to act as agent of the Dealer Manager or the Company in any connection or transaction, and the Wholesaler agrees that it will not so act or purport to so act.

(c)          The parties hereto acknowledge that the Wholesaler’s obligations under this Agreement, including without limitation the Wholesaler Exclusivity have no impact on, and in no way release the Dealer Manager from, the Dealer Manager’s obligations and rights to act as the dealer manager for the Company pursuant to Section 3.1 of the Dealer Manager Agreement.

10.	Termination

This Agreement shall terminate upon the earlier to occur of (i) termination of the Offering, (ii) the Second Closing (as defined in the Equity Purchase Agreement (the “Equity Purchase Agreement”), dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation), (iii) termination of the Equity Purchase Agreement or (iv) December 31, 2014.

(a)          Wholesaler may terminate this Agreement at any time by giving ten days’ prior written notice thereof to the other parties hereto. This Agreement automatically shall terminate with no further action by any party hereto if the

8

Wholesaler or the Dealer Manager ceases to be a member in good standing of FINRA, or with the securities commission of the state in which its principal office is located. The Wholesaler will notify the Dealer Manager immediately if the Wholesaler ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Wholesaler is currently registered or licensed. The Dealer Manager will notify the Wholesaler immediately if the Dealer Manager ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Dealer Manager is currently registered or licensed.

(b)          In the event of termination under Section 11(b), the Dealer Manager will continue to pay any Sourcing Fees with respect to RCS Sales to the Wholesaler and reimburse costs and expenses incurred, to the extent reimbursable under Section 3(c), for so long as Offered Shares remain outstanding (it being understood and agreed that the calculation of the Sourcing Fees in such event shall take into account the number of Offered Shares sold primarily from the efforts of RCS Service Providers in the Offering). Notwithstanding the foregoing sentence, the Dealer Manager will not continue to pay the Sourcing Fee to the Wholesaler and reimburse costs and expenses related to the Offering incurred by the Wholesaler pursuant to Section 3(c) subsequent to the termination of the Offering to the extent, but only to the extent, that such payments or reimbursements would cause the total underwriting compensation (as defined in accordance with applicable FINRA rules) paid with respect to the Offering to exceed 10% of the gross proceeds from the sale of the Offered Shares calculated as of the termination of the Offering.

(c)          The termination of this Agreement for any reason shall not affect (i) the Wholesaler’s obligations under the second sentence of Section 10(a), (ii) the indemnification obligations under Section 8, or (iii) this Section 10. Without limiting the foregoing, the provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

11.	Amendment

(a)          The Dealer Manager has the right, subject to written consent from the other parties hereto which shall not be unreasonably withheld or delayed, to amend this Agreement as necessary, in the reasonable opinion of outside counsel to the Dealer Manager, to comply with applicable law or the requirements of any governmental or self-regulatory body or agency.

(b)          This Agreement may not otherwise be amended, supplemented or waived except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

12.	Miscellaneous

(a)          No party may assign this Agreement without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

(b)          All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be (i) delivered personally, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by facsimile transmission (provided, however, that the original copy thereof also is sent by one of the other means specified above in this Section 13(b)):

If to the Dealer Manager:

Cole Capital Corporation

2325 East Camelback Road

9

Suite 1100

Phoenix, AZ 85016,

Attention: Jim Siegel, Chief Compliance Officer

Facsimile: (480) 449-7001

If to the Wholesaler:

Realty Capital Securities, LLC
One Beacon Street
14th Floor
Boston, MA 02108
Attention:

Facsimile:

or to such other Person or address as any party shall specify by Notice in writing to the other parties in accordance with this Section 13(b). Each Notice shall be deemed effective and given upon actual receipt or refusal of receipt.

(c)          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of choice of the law thereof.

(d)          If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

(e)          All captions used in this Agreement are for convenience only, are not a part hereof and are not to be used in construing or interpreting any aspect hereof.

(f)          This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in multiple counterparts, each such counterpart to be deemed an original but which all together shall constitute one and the same instrument.

(g)          If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any law, ruling, rule or regulation, the remainder of this Agreement or the application of the provision to persons or circumstances other than those as to which it is held inconsistent, shall not be affected thereby.

If the foregoing is in accordance with your understanding of this Agreement, please sign and return a counterpart signature page or a counterpart hereof, whereupon this Agreement will become a binding agreement among us in accordance with its terms.

[Signature pages follow.]

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COLE CAPITAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Confirmed, Accepted and Agreed to
as of the date first above written:

REALTY CAPITAL SECURITIES, LLC

By:
Name:
Title:

[Signature Page to Wholesaling Agreement – CCIT II]

 Exhibit C-2

FORM OF WHOLESALING AGREEMENT

[                  ], 2014

Realty Capital Securities, LLC
One Beacon Street
14th Floor
Boston, MA 02108

Ladies and Gentlemen:

Cole Capital Corporation, a Delaware corporation (the “Dealer Manager”), with its address at 2325 East Camelback Road, Suite 1100, Phoenix, AZ 85016, has entered into an agreement dated as of August 26, 2013 (the “Dealer Manager Agreement”), with Cole Real Estate Income Strategy (Daily NAV), Inc. (the “Company”). Under the Dealer Manager Agreement, the Dealer Manager serves as the Company’s exclusive Dealer Manager in connection with a public offering (the “Offering”) of the Company’s common stock. The shares of the Company’s stock (the “Offered Shares”) are being issued and sold to the public on a “best efforts” basis through the Dealer Manager and the broker-dealers and other appropriately licensed firms participating in the Offering (the “Participating Broker-Dealers”), pursuant to Participating Broker-Dealer Agreements between the Dealer Manager and each Participating Broker-Dealer (each, a “Participating Broker-Dealer Agreement”). The Dealer-Manager shall provide to the Wholesaler the form of the Participating Broker-Dealer Agreement used by the Dealer Manager. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Dealer Manager Agreement.

In consideration of the mutual covenants and agreements contained herein, intending to be legally bound, the parties hereby agree to the following terms and conditions set forth in this Wholesaling Agreement (this “Agreement”):

1.	Appointment and Acceptance of the Wholesaler

Upon the terms and subject to the conditions set forth in this Agreement, the Dealer Manager hereby appoints Realty Capital Securities, LLC, a Delaware limited liability company (the “Wholesaler”), and the Wholesaler hereby accepts such appointment, as the Dealer Manager’s distribution agent to assist, through the Wholesaler’s employees, agents, contractors, registered representatives and all other representatives who will perform services hereunder (collectively, the “RCS Service Providers”), the Dealer Manager with the sale of Offered Shares through the recruitment of, and the provision of assistance to, Participating Broker-Dealers, and the Wholesaler desires to accept such engagement; provided, however, that nothing herein shall be construed to: (i) contravene the Company’s appointment of the Dealer Manager as its exclusive agent and dealer manager during the Offering Period, and the Dealer Manager’s acceptance of such appointment, pursuant to Section 3.1 of the Dealer Manager Agreement; or (ii) imply that the Dealer Manager shall not have sole discretion to accept or reject any subscription for the Offered Shares in whole or in part.

2.	Undertakings of the Wholesaler

(a)          The Wholesaler will use diligent efforts to recruit certain broker-dealers and other appropriately licensed firms to serve as Participating Broker-Dealers, each of which shall be a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in good standing, to agree to offer and sell the Offered Shares on a best efforts basis without any commitment on the Participating Broker-Dealers’ part to purchase any Offered Shares pursuant to a Participating Broker-Dealer Agreement with the Dealer Manager.

(b)          The Wholesaler will use diligent efforts to assist the Dealer Manager in providing certain services to Participating Broker-Dealers in connection with the Offering, which will consist primarily of:

(i)          providing training and education regarding the Company and the offering of the Offered Shares to Participating Broker-Dealers;

(ii)         providing marketing and sales support for Participating Broker-Dealers,; and

(iii)        such other assistance to Participating Broker-Dealers and their registered representatives in marketing the Offered Shares and otherwise participating in the Offering as shall be reasonably determined to be appropriate by the Dealer Manager.

(c)          The Wholesaler acknowledges that it is familiar with FINRA Rule 2310 and that it will comply in all material respects with all the terms thereof to the extent FINRA Rule 2310 applies to the conduct contemplated herein. Notwithstanding the foregoing sentence, the Wholesaler shall not be responsible for the obligations of the Dealer Manager under the Dealer Manager Agreement and Section 6(i) to assure compliance with the organization and offering expenses limitations of FINRA Rule 2310(b)(4).

3.	Compensation and Expense Reimbursement

(a)          In consideration for the Wholesaler performing its obligations under this Agreement, the Dealer Manager shall pay the Wholesaler a sourcing fee (the “Sourcing Fee”) equal to 3.375% of the Selling Price of each of the Offered Shares sold by Participating Broker-Dealers who entered into dealer agreements with the Dealer Manager primarily as a result of the efforts of RCS Service Providers (“RCS Sales”); provided, however, the Sourcing Fee shall be payable solely from that portion of the Dealer Manager Fee that is (i) actually received by the Dealer Manager from the Company pursuant to Section 3,3 of the Dealer Manager Agreement, and (ii) not reallowed to any Participating Broker-Dealer pursuant to Section 3.3 of the Dealer Manager Agreement (a “Sourcing Fee Reallowance”) in respect of any RCS Sales.

(b)          The Sourcing Fee shall be paid substantially concurrently with the receipt of corresponding payments to the Dealer Manager from the Company pursuant to Section 3.3 of the Dealer Manager Agreement, but in no event no later than five business days thereafter.

(c)          The Dealer Manager also will reimburse the Wholesaler for all costs and expenses incurred that are: (i) in connection with bona fide due diligence activities; and (ii) incident to the Offering, but only to the extent such costs or expenses (A) are permitted pursuant to prevailing rules and regulations of FINRA, (B) would have been incurred by the Dealer Manager if the Wholesaler had not incurred them, and (C) are otherwise eligible for reimbursement from the Company pursuant to Section 3.5 of the Dealer Manager Agreement. The Wholesaler will present the Dealer Manager with itemized and detailed invoices for all incurred costs and expenses that are reimbursable pursuant to this Section 3(c). The Dealer Manager will submit such request to the Company within five business days following receipt of such invoices and will reimburse the Wholesaler within five business days following receipt of funds from the Company for such reimbursement.

4.	Representations and Warranties of the Dealer Manager

(a)          The Dealer Manager is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Dealer Manager, constitutes a legal, valid and binding agreement of the Dealer Manager, enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

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(c)          The Dealer Manager (A) is duly registered as a broker-dealer pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (B) is a member of FINRA in good standing, (C) is a broker or dealer registered as such in those states and jurisdictions where the Dealer Manager is required to be registered in order to provide the services contemplated by this Agreement and the Dealer Manager Agreement, and (D) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would prohibit or restrict the ability of the Dealer Manager to carry out the services related to the Offering as contemplated by this Agreement and the Dealer Manager Agreement or to perform its obligations hereunder and thereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Dealer Manager shall comply in all material respects with all applicable requirements of (1) the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations promulgated thereunder (the “Securities Act Regulations”), the Exchange Act and the applicable rules and regulations promulgated thereunder (the “Exchange Act Regulations”) and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (2) applicable state securities or “blue sky” laws, and (3) the rules set forth in the FINRA rulebook applicable to the Offering, which currently consists of rules promulgated by FINRA, the National Association of Securities Dealers (“NASD”) and the New York Stock Exchange (collectively, the “FINRA Rules”), specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Dealer Manager and its representatives have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement and the Dealer Manager Agreement, except where the inability of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the business, properties, financial position, results of operations or cash flows of the Dealer Manager or as otherwise may be disclosed in the Registration Statement and the Prospectus. The performance of the obligations of the Dealer Manager under this Agreement and the Dealer Manager Agreement will not (A) violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any order, law or regulation binding upon it, and (B) result in a material breach of any provisions of any agreement or instrument to which it is a party or which is otherwise binding upon it.

5.	Representations and Warranties of the Wholesaler

The Wholesaler represents and warrants to the Dealer Manager:

(a)          The Wholesaler is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Wholesaler and, assuming due authorization, execution and delivery of this Agreement by the Dealer Manager, constitutes a legal, valid and binding agreement of the Wholesaler, enforceable against the Wholesaler in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

(c)          The Wholesaler (i) is duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) is a member of FINRA in good standing, (iii) is a broker or dealer registered as such in those states and jurisdictions where the Wholesaler is required to be registered in order to provide the services contemplated by this Agreement, and (iv) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Wholesaler’s FINRA membership agreement that would prohibit or restrict the ability of the

3

Wholesaler to carry out the services related to the Offering as contemplated by this Agreement or to perform its obligations hereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Wholesaler agrees to comply in all material respects with all applicable requirements, in each case to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, of (i) the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (ii) applicable state securities or “blue sky” laws, and (iii) the FINRA Rules, specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Wholesaler and those of its employees and representatives who are required to have Governmental Licenses have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement. The performance of the obligations of the Wholesaler under this Agreement will not violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any agreement, instrument, order, law or regulation binding upon it.

(e)          To the extent required by applicable law in connection with the transactions contemplated in this Agreement, the Wholesaler represents that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Exchange Act Regulations, the USA PATRIOT Act and implementing regulations, specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Offered Shares. The Wholesaler further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act; has Know Your Customer (KYC) policies and procedures in place; that the AML Program has been adopted by a person with sufficient authority to oversee the AML policies and procedures; that the AML Program has education and/or training programs for officers and employees regarding AML policies and procedures; and that the Wholesaler will remain in compliance with such requirements. The Wholesaler shall, upon request by the Dealer Manager or the Company, provide a certification that, as of the date of such certification, (i) its AML Program then in effect is consistent with the AML Rules and (ii) it is currently in compliance with its AML Program and all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

6.	Covenants of the Dealer Manager

(a)          The Dealer Manager shall comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Dealer Manager will make such documents and records available to (i) the Wholesaler, upon reasonable request, and (ii) representatives of the Securities and Exchange Commission (“SEC”), FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that if the Dealer Manager determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Dealer Manager shall be responsible for all reasonable direct costs of such opposition. The Dealer Manager further agrees to keep such required records with respect to each customer who purchases Offered Shares, the customer’s suitability and the amount of Offered Shares sold, and to retain such records for six years or such period of time as may be required by the SEC, any state securities commission, FINRA or the Company, whichever is later. The Wholesaler, agree that the Dealer Manager can satisfy its recordkeeping obligations hereunder by contractually requiring such information to be maintained by the Participating Broker-Dealers, investment advisors or banks offering the Offered Shares.

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(b)          The Dealer Manager shall abide by and comply with: (i) the privacy standards and requirements of the Gramm-Leach Bliley Act of 1999 (“GLB Act”); (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Dealer Manager by the Wholesaler and the Company; and (d) the Dealer Manager’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Dealer Manager directly sells Offered Shares, the Dealer Manager will only offer and sell Offered Shares in jurisdictions in which qualifications or exemptions for the offer and sale of the Offered Shares are in effect as of the relevant date (“Qualified Jurisdictions”). No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Dealer Manager is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it has complied and will comply therewith.

(e)          The Dealer Manager will notify the Wholesaler immediately (i) when any amendment to the Registration Statement shall have become effective, (ii) of the issuance by the SEC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act or the registration of Offered Shares under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, and (iii) when any Prospectus shall have been filed under the Securities Act with the SEC.

(f)          The Dealer Manager will deliver to the Wholesaler as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the Securities Act, with reasonable quantities of copies of the Prospectus (as amended or supplemented), as provided by the Company, for delivery to investors and for the purposes contemplated by the Securities Act or any rules or regulations thereunder.

(g)          The Dealer Manager will provide a reasonable amount of Authorized Sales Material to the Wholesaler as and when requested by the Wholesaler, subject to receipt of such material by the Dealer Manager from the Company.

(h)          The Dealer Manager shall be responsible for the timely filing of all documents and information to be filed with the Corporate Financing Department of FINRA, as required under FINRA Rules 5110(b)(5) and 5110(b)(6), and shall have and maintain internal controls sufficient to monitor compliance with the organization and offering expense limitations of FINRA Rule 2310(b)(4).

(i)          The Dealer Manager shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

7.	Covenants of the Wholesaler

(a)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply, with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Wholesaler will make such documents and records available to (i) the Dealer Manager and the Company upon reasonable request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that in the event the Wholesaler determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Wholesaler shall be responsible for all reasonable direct costs of such opposition.

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(b)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, abide by and comply with (i) the privacy standards and requirements of the GLB Act; (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Wholesaler by the Dealer Manager and the Company; and (iv) the Wholesaler’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Wholesaler directly sells Offered Shares in connection with the performance of its obligations hereunder, the Wholesaler will only offer and sell Offered Shares in Qualified Jurisdictions. No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Wholesaler is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it will, to the extent applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply with Rule 15c2-8 under the Exchange Act.

(e)          The Dealer Manager will provide the Wholesaler with certain Authorized Sales Materials to be used by the Wholesaler and the Participating Broker-Dealers in connection with the Offering. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, then the Wholesaler agrees that such material shall not be used by it in connection with the Offering and that it will direct Participating Broker-Dealers not to make such use of any Authorized Sales Materials unless accompanied or preceded by the Prospectus. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, the Wholesaler will only use Authorized Sales Materials provided by the Dealer Manager. The Wholesaler shall not give or provide any information or make any representation other than those contained in the Prospectus or the Authorized Sales Materials. The Wholesaler will not use any “broker-dealer use only” Authorized Sales Materials with members of the public in connection with offers or sales or the Offered Shares.

(f)          The Wholesaler will suspend or terminate the offering and sale of the Offered Shares by the Wholesaler upon request of the Company at any time and resume offering and sale of the Offered Shares upon subsequent request of the Company if required to do so in connection with the performance of its obligations hereunder.

(g)          The Wholesaler will provide to the Company and the Dealer Manager as soon as practicable upon receipt by the Wholesaler copies of any written or otherwise documented customer complaints received by the Wholesaler from Participating Broker-Dealers relating in any way to the Offering (including, but not limited to, the manner in which the Offered Shares are offered by any Participating Broker-Dealer), the Offered Shares or the Company.

(h)          Other than with respect to use of Authorized Sales Materials or the Prospectus or otherwise pursuant to or in connection with this Agreement, the Wholesaler will not, without the Company’s prior written consent, make a source-identifying use of (i) the Company’s name, brand, logo or trademark or any reasonably similar variant or derivative thereof or (ii) the “ Cole ” name, brand, logo or trademark or any reasonably similar variant or derivative thereof.

(i)          The Wholesaler shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Dealer Manager has not informed the Wholesaler that counsel’s advice has been received that the Offered Shares are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof, or (ii) in which the Wholesaler may not lawfully engage.

(j)          The Wholesaler shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

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8.	Indemnification; Contribution

(a)          The Dealer Manager will indemnify, defend (subject to Section 4 of the Dealer Manager Agreement) and hold harmless the Wholesaler, its affiliates and their respective officers, directors, shareholders, members, partners, other equity-holders and control persons (collectively, the “Other Indemnified Parties”), from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Wholesaler, its affiliates or their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Dealer Manager, any breach of a covenant or agreement contained herein of the Dealer Manager, or any failure by the Dealer Manager to comply with state or federal securities law applicable to the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in the information relating to the Dealer Manager that appears in the Dealer Manager Sections of the Prospectus or any amendment thereof, or arise out of or are based upon the omission or alleged omission to state in the Dealer Manager Sections a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Offered Shares by the Dealer Manager. The Dealer Manager will reimburse the Wholesaler and its Other Indemnified Parties for any legal or other expenses reasonably incurred by such Wholesaler, its affiliates and their respective Other Indemnified Parties in connection with investigating or defending such loss, claim, damage, liability or action.

(b)          The Wholesaler will indemnify, defend and hold harmless the Dealer Manager, the Company and their respective Other Indemnified Parties, from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Dealer Manager, the Company and any of their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Wholesaler, any breach of a covenant or agreement contained herein of the Wholesaler, or any failure by the Wholesaler to comply with state or federal securities laws applicable to the Offering; and (ii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by the Wholesaler.

(c)          Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under this Section 8 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in this Agreement. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be subject to approval by the indemnified party, not to be unreasonably withheld or delayed. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ and select separate counsel (including local counsel), subject to approval by the indemnifying party not to be unreasonably withheld or delayed, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel for the indemnified party (subject to approval by the indemnified party not to be unreasonably withheld

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or delayed) to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party may settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder but may not do so without the prior written consent of the indemnified parties, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)          If the right to indemnification provided for in this Section 8 would by its terms be available to a person hereunder, but is held to be unavailable by a court of competent jurisdiction for any reason, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such Losses and expenses in respect thereof, as incurred, in such proportion as is appropriate to reflect the relative fault of the Dealer Manager and the Wholesaler, as applicable, in connection with the statements, omissions or other circumstances which resulted in such Losses or expenses, as well as any other relevant equitable considerations. The relative fault of the Dealer Manager and the Wholesaler, as applicable, shall be determined by reference to, among other things, the parties’ relative intent, knowledge, and access to information. It is understood that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). Notwithstanding the provisions of this Section 8(d), the Dealer Manager shall not be required to contribute any amount in excess of the total price of the Offering Shares sold by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each Other Indemnified Party affiliate of the Dealer Manager shall have the same rights to contribution as the Dealer Manager and each Other Indemnified Party of the Wholesaler shall have the same rights to contribution as the Wholesaler.

9.	Relationship of Wholesaler, Participating Broker-Dealers and the Dealer Manager

(a)          The obligations of each of the Wholesaler and the Participating Broker-Dealers are several and not joint. Nothing herein contained shall constitute the Wholesaler and the Participating Broker-Dealers, or any of them, as an association, partnership, unincorporated business or other separate entity. The Dealer Manager and the Company shall be under no liability to the Wholesaler except for lack of good faith and for obligations expressly assumed by the Dealer Manager and the Company in this Agreement.

(b)          The parties hereto acknowledge that, other than as expressly set forth herein, the Wholesaler is not authorized to act as agent of the Dealer Manager or the Company in any connection or transaction, and the Wholesaler agrees that it will not so act or purport to so act.

(c)          The parties hereto acknowledge that the Wholesaler’s obligations under this Agreement, including without limitation the Wholesaler Exclusivity have no impact on, and in no way release the Dealer Manager from, the Dealer Manager’s obligations and rights to act as the dealer manager for the Company pursuant to Section 3.1 of the Dealer Manager Agreement.

10.	Termination

This Agreement shall terminate upon the earlier to occur of (i) termination of the Offering, (ii) the Second Closing (as defined in the Equity Purchase Agreement (the “Equity Purchase Agreement”), dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation), (iii) termination of the Equity Purchase Agreement or (iv) December 31, 2014.

(a)          Wholesaler may terminate this Agreement at any time by giving ten days’ prior written notice thereof to the other parties hereto. This Agreement automatically shall terminate with no further action by any party hereto if the

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Wholesaler or the Dealer Manager ceases to be a member in good standing of FINRA, or with the securities commission of the state in which its principal office is located. The Wholesaler will notify the Dealer Manager immediately if the Wholesaler ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Wholesaler is currently registered or licensed. The Dealer Manager will notify the Wholesaler immediately if the Dealer Manager ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Dealer Manager is currently registered or licensed.

(b)          In the event of termination under Section 11(b), the Dealer Manager will continue to pay any Sourcing Fees with respect to RCS Sales to the Wholesaler and reimburse costs and expenses incurred, to the extent reimbursable under Section 3(c), for so long as Offered Shares remain outstanding (it being understood and agreed that the calculation of the Sourcing Fees in such event shall take into account the number of Offered Shares sold primarily from the efforts of RCS Service Providers in the Offering). Notwithstanding the foregoing sentence, the Dealer Manager will not continue to pay the Sourcing Fee to the Wholesaler and reimburse costs and expenses related to the Offering incurred by the Wholesaler pursuant to Section 3(c) subsequent to the termination of the Offering to the extent, but only to the extent, that such payments or reimbursements would cause the total underwriting compensation (as defined in accordance with applicable FINRA rules) paid with respect to the Offering to exceed 10% of the gross proceeds from the sale of the Offered Shares calculated as of the termination of the Offering.

(c)          The termination of this Agreement for any reason shall not affect (i) the Wholesaler’s obligations under the second sentence of Section 10(a), (ii) the indemnification obligations under Section 8, or (iii) this Section 10. Without limiting the foregoing, the provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

11.	Amendment

(a)          The Dealer Manager has the right, subject to written consent from the other parties hereto which shall not be unreasonably withheld or delayed, to amend this Agreement as necessary, in the reasonable opinion of outside counsel to the Dealer Manager, to comply with applicable law or the requirements of any governmental or self-regulatory body or agency.

(b)          This Agreement may not otherwise be amended, supplemented or waived except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

12.	Miscellaneous

(a)          No party may assign this Agreement without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

(b)          All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be (i) delivered personally, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by facsimile transmission (provided, however, that the original copy thereof also is sent by one of the other means specified above in this Section 13(b)):

If to the Dealer Manager:

Cole Capital Corporation

2325 East Camelback Road

9

Suite 1100

Phoenix, AZ 85016,

Attention: Jim Siegel, Chief Compliance Officer

Facsimile: (480) 449-7001

If to the Wholesaler:

Realty Capital Securities, LLC
One Beacon Street
14th Floor
Boston, MA 02108
Attention:

Facsimile:

or to such other Person or address as any party shall specify by Notice in writing to the other parties in accordance with this Section 13(b). Each Notice shall be deemed effective and given upon actual receipt or refusal of receipt.

(c)          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of choice of the law thereof.

(d)          If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

(e)          All captions used in this Agreement are for convenience only, are not a part hereof and are not to be used in construing or interpreting any aspect hereof.

(f)          This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in multiple counterparts, each such counterpart to be deemed an original but which all together shall constitute one and the same instrument.

(g)          If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any law, ruling, rule or regulation, the remainder of this Agreement or the application of the provision to persons or circumstances other than those as to which it is held inconsistent, shall not be affected thereby.

If the foregoing is in accordance with your understanding of this Agreement, please sign and return a counterpart signature page or a counterpart hereof, whereupon this Agreement will become a binding agreement among us in accordance with its terms.

[Signature pages follow.]

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COLE CAPITAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Confirmed, Accepted and Agreed to
as of the date first above written:

REALTY CAPITAL SECURITIES, LLC

By:
Name:
Title:

[Signature Page to Wholesaling Agreement – INAV]

Exhibit C-3

FORM OF WHOLESALING AGREEMENT

[                  ], 2014

Realty Capital Securities, LLC

One Beacon Street
14th Floor
Boston, MA 02108

Ladies and Gentlemen:

Cole Capital Corporation, a Delaware corporation (the “Dealer Manager”), with its address at 2325 East Camelback Road, Suite 1100, Phoenix, AZ 85016, has entered into an agreement dated as of February 10, 2011 (the “Dealer Manager Agreement”), with Cole Corporate Income Trust, Inc. (the “Company”). Under the Dealer Manager Agreement, the Dealer Manager serves as the Company’s exclusive Dealer Manager in connection with a public offering (the “Offering”) of the Company’s common stock. The shares of the Company’s stock (the “Offered Shares”) are being issued and sold to the public on a “best efforts” basis through the Dealer Manager and the broker-dealers and other appropriately licensed firms participating in the Offering (the “Participating Broker-Dealers”), pursuant to Participating Broker-Dealer Agreements between the Dealer Manager and each Participating Broker-Dealer (each, a “Participating Broker-Dealer Agreement”). The Dealer-Manager shall provide to the Wholesaler the form of the Participating Broker-Dealer Agreement used by the Dealer Manager. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Dealer Manager Agreement.

In consideration of the mutual covenants and agreements contained herein, intending to be legally bound, the parties hereby agree to the following terms and conditions set forth in this Wholesaling Agreement (this “Agreement”):

1.	Appointment and Acceptance of the Wholesaler

Upon the terms and subject to the conditions set forth in this Agreement, the Dealer Manager hereby appoints Realty Capital Securities, LLC, a Delaware limited liability company (the “Wholesaler”), and the Wholesaler hereby accepts such appointment, as the Dealer Manager’s distribution agent to assist, through the Wholesaler’s employees, agents, contractors, registered representatives and all other representatives who will perform services hereunder (collectively, the “RCS Service Providers”), the Dealer Manager with the sale of Offered Shares through the recruitment of, and the provision of assistance to, Participating Broker-Dealers, and the Wholesaler desires to accept such engagement; provided, however, that nothing herein shall be construed to: (i) contravene the Company’s appointment of the Dealer Manager as its exclusive agent and dealer manager during the Offering Period, and the Dealer Manager’s acceptance of such appointment, pursuant to Section 3.1 of the Dealer Manager Agreement; or (ii) imply that the Dealer Manager shall not have sole discretion to accept or reject any subscription for the Offered Shares in whole or in part.

2.	Undertakings of the Wholesaler

(a)          The Wholesaler will use diligent efforts to recruit certain broker-dealers and other appropriately licensed firms to serve as Participating Broker-Dealers, each of which shall be a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in good standing, to agree to offer and sell the Offered Shares on a best efforts basis without any commitment on the Participating Broker-Dealers’ part to purchase any Offered Shares pursuant to a Participating Broker-Dealer Agreement with the Dealer Manager.

(b)          The Wholesaler will use diligent efforts to assist the Dealer Manager in providing certain services to Participating Broker-Dealers in connection with the Offering, which will consist primarily of:

(i)          providing training and education regarding the Company and the offering of the Offered Shares to Participating Broker-Dealers;

(ii)         providing marketing and sales support for Participating Broker-Dealers,; and

(iii)        such other assistance to Participating Broker-Dealers and their registered representatives in marketing the Offered Shares and otherwise participating in the Offering as shall be reasonably determined to be appropriate by the Dealer Manager.

(c)          The Wholesaler acknowledges that it is familiar with FINRA Rule 2310 and that it will comply in all material respects with all the terms thereof to the extent FINRA Rule 2310 applies to the conduct contemplated herein. Notwithstanding the foregoing sentence, the Wholesaler shall not be responsible for the obligations of the Dealer Manager under the Dealer Manager Agreement and Section 6(i) to assure compliance with the organization and offering expenses limitations of FINRA Rule 2310(b)(4).

3.	Compensation and Expense Reimbursement

(a)          In consideration for the Wholesaler performing its obligations under this Agreement, the Dealer Manager shall pay the Wholesaler a sourcing fee (the “Sourcing Fee”) equal to 1.80% of the Selling Price of each of the Offered Shares sold by Participating Broker-Dealers who entered into dealer agreements with the Dealer Manager primarily as a result of the efforts of RCS Service Providers (“RCS Sales”); provided, however, the Sourcing Fee shall be payable solely from that portion of the Dealer Manager Fee that is (i) actually received by the Dealer Manager from the Company pursuant to Section 3,3 of the Dealer Manager Agreement, and (ii) not reallowed to any Participating Broker-Dealer pursuant to Section 3.3 of the Dealer Manager Agreement (a “Sourcing Fee Reallowance”) in respect of any RCS Sales.

(b)          The Sourcing Fee shall be paid substantially concurrently with the receipt of corresponding payments to the Dealer Manager from the Company pursuant to Section 3.3 of the Dealer Manager Agreement, but in no event no later than five business days thereafter.

(c)          The Dealer Manager also will reimburse the Wholesaler for all costs and expenses incurred that are: (i) in connection with bona fide due diligence activities; and (ii) incident to the Offering, but only to the extent such costs or expenses (A) are permitted pursuant to prevailing rules and regulations of FINRA, (B) would have been incurred by the Dealer Manager if the Wholesaler had not incurred them, and (C) are otherwise eligible for reimbursement from the Company pursuant to Section 3.6 of the Dealer Manager Agreement. The Wholesaler will present the Dealer Manager with itemized and detailed invoices for all incurred costs and expenses that are reimbursable pursuant to this Section 3(c). The Dealer Manager will submit such request to the Company within five business days following receipt of such invoices and will reimburse the Wholesaler within five business days following receipt of funds from the Company for such reimbursement.

4.	Representations and Warranties of the Dealer Manager

(a)          The Dealer Manager is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Dealer Manager, constitutes a legal, valid and binding agreement of the Dealer Manager, enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

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(c)          The Dealer Manager (A) is duly registered as a broker-dealer pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (B) is a member of FINRA in good standing, (C) is a broker or dealer registered as such in those states and jurisdictions where the Dealer Manager is required to be registered in order to provide the services contemplated by this Agreement and the Dealer Manager Agreement, and (D) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would prohibit or restrict the ability of the Dealer Manager to carry out the services related to the Offering as contemplated by this Agreement and the Dealer Manager Agreement or to perform its obligations hereunder and thereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Dealer Manager shall comply in all material respects with all applicable requirements of (1) the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations promulgated thereunder (the “Securities Act Regulations”), the Exchange Act and the applicable rules and regulations promulgated thereunder (the “Exchange Act Regulations”) and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (2) applicable state securities or “blue sky” laws, and (3) the rules set forth in the FINRA rulebook applicable to the Offering, which currently consists of rules promulgated by FINRA, the National Association of Securities Dealers (“NASD”) and the New York Stock Exchange (collectively, the “FINRA Rules”), specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Dealer Manager and its representatives have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement and the Dealer Manager Agreement, except where the inability of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the business, properties, financial position, results of operations or cash flows of the Dealer Manager or as otherwise may be disclosed in the Registration Statement and the Prospectus. The performance of the obligations of the Dealer Manager under this Agreement and the Dealer Manager Agreement will not (A) violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any order, law or regulation binding upon it, and (B) result in a material breach of any provisions of any agreement or instrument to which it is a party or which is otherwise binding upon it.

5.	Representations and Warranties of the Wholesaler

The Wholesaler represents and warrants to the Dealer Manager:

(a)          The Wholesaler is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Wholesaler and, assuming due authorization, execution and delivery of this Agreement by the Dealer Manager, constitutes a legal, valid and binding agreement of the Wholesaler, enforceable against the Wholesaler in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

(c)          The Wholesaler (i) is duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) is a member of FINRA in good standing, (iii) is a broker or dealer registered as such in those states and jurisdictions where the Wholesaler is required to be registered in order to provide the services contemplated by this Agreement, and (iv) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Wholesaler’s FINRA membership agreement that would prohibit or restrict the ability of the

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Wholesaler to carry out the services related to the Offering as contemplated by this Agreement or to perform its obligations hereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Wholesaler agrees to comply in all material respects with all applicable requirements, in each case to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, of (i) the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (ii) applicable state securities or “blue sky” laws, and (iii) the FINRA Rules, specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Wholesaler and those of its employees and representatives who are required to have Governmental Licenses have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement. The performance of the obligations of the Wholesaler under this Agreement will not violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any agreement, instrument, order, law or regulation binding upon it.

(e)          To the extent required by applicable law in connection with the transactions contemplated in this Agreement, the Wholesaler represents that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Exchange Act Regulations, the USA PATRIOT Act and implementing regulations, specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Offered Shares. The Wholesaler further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act; has Know Your Customer (KYC) policies and procedures in place; that the AML Program has been adopted by a person with sufficient authority to oversee the AML policies and procedures; that the AML Program has education and/or training programs for officers and employees regarding AML policies and procedures; and that the Wholesaler will remain in compliance with such requirements. The Wholesaler shall, upon request by the Dealer Manager or the Company, provide a certification that, as of the date of such certification, (i) its AML Program then in effect is consistent with the AML Rules and (ii) it is currently in compliance with its AML Program and all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

6.	Covenants of the Dealer Manager

(a)          The Dealer Manager shall comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Dealer Manager will make such documents and records available to (i) the Wholesaler, upon reasonable request, and (ii) representatives of the Securities and Exchange Commission (“SEC”), FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that if the Dealer Manager determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Dealer Manager shall be responsible for all reasonable direct costs of such opposition. The Dealer Manager further agrees to keep such required records with respect to each customer who purchases Offered Shares, the customer’s suitability and the amount of Offered Shares sold, and to retain such records for six years or such period of time as may be required by the SEC, any state securities commission, FINRA or the Company, whichever is later. The Wholesaler, agree that the Dealer Manager can satisfy its recordkeeping obligations hereunder by contractually requiring such information to be maintained by the Participating Broker-Dealers, investment advisors or banks offering the Offered Shares.

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(b)          The Dealer Manager shall abide by and comply with: (i) the privacy standards and requirements of the Gramm-Leach Bliley Act of 1999 (“GLB Act”); (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Dealer Manager by the Wholesaler and the Company; and (d) the Dealer Manager’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Dealer Manager directly sells Offered Shares, the Dealer Manager will only offer and sell Offered Shares in jurisdictions in which qualifications or exemptions for the offer and sale of the Offered Shares are in effect as of the relevant date (“Qualified Jurisdictions”). No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Dealer Manager is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it has complied and will comply therewith.

(e)          The Dealer Manager will notify the Wholesaler immediately (i) when any amendment to the Registration Statement shall have become effective, (ii) of the issuance by the SEC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act or the registration of Offered Shares under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, and (iii) when any Prospectus shall have been filed under the Securities Act with the SEC.

(f)          The Dealer Manager will deliver to the Wholesaler as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the Securities Act, with reasonable quantities of copies of the Prospectus (as amended or supplemented), as provided by the Company, for delivery to investors and for the purposes contemplated by the Securities Act or any rules or regulations thereunder.

(g)          The Dealer Manager will provide a reasonable amount of Authorized Sales Material to the Wholesaler as and when requested by the Wholesaler, subject to receipt of such material by the Dealer Manager from the Company.

(h)          The Dealer Manager shall be responsible for the timely filing of all documents and information to be filed with the Corporate Financing Department of FINRA, as required under FINRA Rules 5110(b)(5) and 5110(b)(6), and shall have and maintain internal controls sufficient to monitor compliance with the organization and offering expense limitations of FINRA Rule 2310(b)(4).

(i)          The Dealer Manager shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

7.	Covenants of the Wholesaler

(a)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply, with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Wholesaler will make such documents and records available to (i) the Dealer Manager and the Company upon reasonable request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that in the event the Wholesaler determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Wholesaler shall be responsible for all reasonable direct costs of such opposition.

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(b)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, abide by and comply with (i) the privacy standards and requirements of the GLB Act; (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Wholesaler by the Dealer Manager and the Company; and (iv) the Wholesaler’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Wholesaler directly sells Offered Shares in connection with the performance of its obligations hereunder, the Wholesaler will only offer and sell Offered Shares in Qualified Jurisdictions. No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Wholesaler is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it will, to the extent applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply with Rule 15c2-8 under the Exchange Act.

(e)          The Dealer Manager will provide the Wholesaler with certain Authorized Sales Materials to be used by the Wholesaler and the Participating Broker-Dealers in connection with the Offering. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, then the Wholesaler agrees that such material shall not be used by it in connection with the Offering and that it will direct Participating Broker-Dealers not to make such use of any Authorized Sales Materials unless accompanied or preceded by the Prospectus. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, the Wholesaler will only use Authorized Sales Materials provided by the Dealer Manager. The Wholesaler shall not give or provide any information or make any representation other than those contained in the Prospectus or the Authorized Sales Materials. The Wholesaler will not use any “broker-dealer use only” Authorized Sales Materials with members of the public in connection with offers or sales or the Offered Shares.

(f)          The Wholesaler will suspend or terminate the offering and sale of the Offered Shares by the Wholesaler upon request of the Company at any time and resume offering and sale of the Offered Shares upon subsequent request of the Company if required to do so in connection with the performance of its obligations hereunder.

(g)          The Wholesaler will provide to the Company and the Dealer Manager as soon as practicable upon receipt by the Wholesaler copies of any written or otherwise documented customer complaints received by the Wholesaler from Participating Broker-Dealers relating in any way to the Offering (including, but not limited to, the manner in which the Offered Shares are offered by any Participating Broker-Dealer), the Offered Shares or the Company.

(h)          Other than with respect to use of Authorized Sales Materials or the Prospectus or otherwise pursuant to or in connection with this Agreement, the Wholesaler will not, without the Company’s prior written consent, make a source-identifying use of (i) the Company’s name, brand, logo or trademark or any reasonably similar variant or derivative thereof or (ii) the “ Cole  ” name, brand, logo or trademark or any reasonably similar variant or derivative thereof.

(i)          The Wholesaler shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Dealer Manager has not informed the Wholesaler that counsel’s advice has been received that the Offered Shares are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof, or (ii) in which the Wholesaler may not lawfully engage.

(j)          The Wholesaler shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

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8.	Indemnification; Contribution

(a)          The Dealer Manager will indemnify, defend (subject to Section 4 of the Dealer Manager Agreement) and hold harmless the Wholesaler, its affiliates and their respective officers, directors, shareholders, members, partners, other equity-holders and control persons (collectively, the “Other Indemnified Parties”), from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Wholesaler, its affiliates or their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Dealer Manager, any breach of a covenant or agreement contained herein of the Dealer Manager, or any failure by the Dealer Manager to comply with state or federal securities law applicable to the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in the information relating to the Dealer Manager that appears in the Dealer Manager Sections of the Prospectus or any amendment thereof, or arise out of or are based upon the omission or alleged omission to state in the Dealer Manager Sections a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Offered Shares by the Dealer Manager. The Dealer Manager will reimburse the Wholesaler and its Other Indemnified Parties for any legal or other expenses reasonably incurred by such Wholesaler, its affiliates and their respective Other Indemnified Parties in connection with investigating or defending such loss, claim, damage, liability or action.

(b)          The Wholesaler will indemnify, defend and hold harmless the Dealer Manager, the Company and their respective Other Indemnified Parties, from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Dealer Manager, the Company and any of their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Wholesaler, any breach of a covenant or agreement contained herein of the Wholesaler, or any failure by the Wholesaler to comply with state or federal securities laws applicable to the Offering; and (ii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by the Wholesaler.

(c)          Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under this Section 8 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in this Agreement. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be subject to approval by the indemnified party, not to be unreasonably withheld or delayed. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ and select separate counsel (including local counsel), subject to approval by the indemnifying party not to be unreasonably withheld or delayed, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel for the indemnified party (subject to approval by the indemnified party not to be unreasonably withheld

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or delayed) to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party may settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder but may not do so without the prior written consent of the indemnified parties, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)          If the right to indemnification provided for in this Section 8 would by its terms be available to a person hereunder, but is held to be unavailable by a court of competent jurisdiction for any reason, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such Losses and expenses in respect thereof, as incurred, in such proportion as is appropriate to reflect the relative fault of the Dealer Manager and the Wholesaler, as applicable, in connection with the statements, omissions or other circumstances which resulted in such Losses or expenses, as well as any other relevant equitable considerations. The relative fault of the Dealer Manager and the Wholesaler, as applicable, shall be determined by reference to, among other things, the parties’ relative intent, knowledge, and access to information. It is understood that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). Notwithstanding the provisions of this Section 8(d), the Dealer Manager shall not be required to contribute any amount in excess of the total price of the Offering Shares sold by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each Other Indemnified Party affiliate of the Dealer Manager shall have the same rights to contribution as the Dealer Manager and each Other Indemnified Party of the Wholesaler shall have the same rights to contribution as the Wholesaler.

9.	Relationship of Wholesaler, Participating Broker-Dealers and the Dealer Manager

(a)          The obligations of each of the Wholesaler and the Participating Broker-Dealers are several and not joint. Nothing herein contained shall constitute the Wholesaler and the Participating Broker-Dealers, or any of them, as an association, partnership, unincorporated business or other separate entity. The Dealer Manager and the Company shall be under no liability to the Wholesaler except for lack of good faith and for obligations expressly assumed by the Dealer Manager and the Company in this Agreement.

(b)          The parties hereto acknowledge that, other than as expressly set forth herein, the Wholesaler is not authorized to act as agent of the Dealer Manager or the Company in any connection or transaction, and the Wholesaler agrees that it will not so act or purport to so act.

(c)          The parties hereto acknowledge that the Wholesaler’s obligations under this Agreement, including without limitation the Wholesaler Exclusivity have no impact on, and in no way release the Dealer Manager from, the Dealer Manager’s obligations and rights to act as the dealer manager for the Company pursuant to Section 3.1 of the Dealer Manager Agreement.

10.	Termination

This Agreement shall terminate upon the earlier to occur of (i) termination of the Offering, (ii) the Second Closing (as defined in the Equity Purchase Agreement (the “Equity Purchase Agreement”), dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation), (iii) termination of the Equity Purchase Agreement or (iv) December 31, 2014.

(a)          Wholesaler may terminate this Agreement at any time by giving ten days’ prior written notice thereof to the other parties hereto. This Agreement automatically shall terminate with no further action by any party hereto if the

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Wholesaler or the Dealer Manager ceases to be a member in good standing of FINRA, or with the securities commission of the state in which its principal office is located. The Wholesaler will notify the Dealer Manager immediately if the Wholesaler ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Wholesaler is currently registered or licensed. The Dealer Manager will notify the Wholesaler immediately if the Dealer Manager ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Dealer Manager is currently registered or licensed.

(b)          In the event of termination under Section 11(b), the Dealer Manager will continue to pay any Sourcing Fees with respect to RCS Sales to the Wholesaler and reimburse costs and expenses incurred, to the extent reimbursable under Section 3(c), for so long as Offered Shares remain outstanding (it being understood and agreed that the calculation of the Sourcing Fees in such event shall take into account the number of Offered Shares sold primarily from the efforts of RCS Service Providers in the Offering). Notwithstanding the foregoing sentence, the Dealer Manager will not continue to pay the Sourcing Fee to the Wholesaler and reimburse costs and expenses related to the Offering incurred by the Wholesaler pursuant to Section 3(c) subsequent to the termination of the Offering to the extent, but only to the extent, that such payments or reimbursements would cause the total underwriting compensation (as defined in accordance with applicable FINRA rules) paid with respect to the Offering to exceed 10% of the gross proceeds from the sale of the Offered Shares calculated as of the termination of the Offering.

(c)          The termination of this Agreement for any reason shall not affect (i) the Wholesaler’s obligations under the second sentence of Section 10(a), (ii) the indemnification obligations under Section 8, or (iii) this Section 10. Without limiting the foregoing, the provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

11.	Amendment

(a)          The Dealer Manager has the right, subject to written consent from the other parties hereto which shall not be unreasonably withheld or delayed, to amend this Agreement as necessary, in the reasonable opinion of outside counsel to the Dealer Manager, to comply with applicable law or the requirements of any governmental or self-regulatory body or agency.

(b)          This Agreement may not otherwise be amended, supplemented or waived except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

12.	Miscellaneous

(a)          No party may assign this Agreement without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

(b)          All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be (i) delivered personally, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by facsimile transmission (provided, however, that the original copy thereof also is sent by one of the other means specified above in this Section 13(b)):

If to the Dealer Manager:

Cole Capital Corporation

2325 East Camelback Road

9

Suite 1100

Phoenix, AZ 85016,

Attention: Jim Siegel, Chief Compliance Officer

Facsimile: (480) 449-7001

If to the Wholesaler:

Realty Capital Securities, LLC
One Beacon Street
14th Floor
Boston, MA 02108
Attention:

Facsimile:

or to such other Person or address as any party shall specify by Notice in writing to the other parties in accordance with this Section 13(b). Each Notice shall be deemed effective and given upon actual receipt or refusal of receipt.

(c)          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of choice of the law thereof.

(d)          If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

(e)          All captions used in this Agreement are for convenience only, are not a part hereof and are not to be used in construing or interpreting any aspect hereof.

(f)          This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in multiple counterparts, each such counterpart to be deemed an original but which all together shall constitute one and the same instrument.

(g)          If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any law, ruling, rule or regulation, the remainder of this Agreement or the application of the provision to persons or circumstances other than those as to which it is held inconsistent, shall not be affected thereby.

If the foregoing is in accordance with your understanding of this Agreement, please sign and return a counterpart signature page or a counterpart hereof, whereupon this Agreement will become a binding agreement among us in accordance with its terms.

[Signature pages follow.]

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COLE CAPITAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Confirmed, Accepted and Agreed to
as of the date first above written:

REALTY CAPITAL SECURITIES, LLC

By:
Name:
Title:

[Signature Page to Wholesaling Agreement – CCIT]

Exhibit C-4

FORM OF WHOLESALING AGREEMENT

[                  ], 2014

Realty Capital Securities, LLC

One Beacon Street
14th Floor
Boston, MA 02108

Ladies and Gentlemen:

Cole Capital Corporation, a Delaware corporation (the “Dealer Manager”), with its address at 2325 East Camelback Road, Suite 1100, Phoenix, AZ 85016, has entered into an agreement dated as of January 26, 2012 (the “Dealer Manager Agreement”), with Cole Credit Property Trust IV, Inc. (the “Company”). Under the Dealer Manager Agreement, the Dealer Manager serves as the Company’s exclusive Dealer Manager in connection with a public offering (the “Offering”) of the Company’s common stock. The shares of the Company’s stock (the “Offered Shares”) are being issued and sold to the public on a “best efforts” basis through the Dealer Manager and the broker-dealers and other appropriately licensed firms participating in the Offering (the “Participating Broker-Dealers”), pursuant to Participating Broker-Dealer Agreements between the Dealer Manager and each Participating Broker-Dealer (each, a “Participating Broker-Dealer Agreement”). The Dealer-Manager shall provide to the Wholesaler the form of the Participating Broker-Dealer Agreement used by the Dealer Manager. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Dealer Manager Agreement.

In consideration of the mutual covenants and agreements contained herein, intending to be legally bound, the parties hereby agree to the following terms and conditions set forth in this Wholesaling Agreement (this “Agreement”):

1.	Appointment and Acceptance of the Wholesaler

Upon the terms and subject to the conditions set forth in this Agreement, the Dealer Manager hereby appoints Realty Capital Securities, LLC, a Delaware limited liability company (the “Wholesaler”), and the Wholesaler hereby accepts such appointment, as the Dealer Manager’s distribution agent to assist, through the Wholesaler’s employees, agents, contractors, registered representatives and all other representatives who will perform services hereunder (collectively, the “RCS Service Providers”), the Dealer Manager with the sale of Offered Shares through the recruitment of, and the provision of assistance to, Participating Broker-Dealers, and the Wholesaler desires to accept such engagement; provided, however, that nothing herein shall be construed to: (i) contravene the Company’s appointment of the Dealer Manager as its exclusive agent and dealer manager during the Offering Period, and the Dealer Manager’s acceptance of such appointment, pursuant to Section 3.1 of the Dealer Manager Agreement; or (ii) imply that the Dealer Manager shall not have sole discretion to accept or reject any subscription for the Offered Shares in whole or in part.

2.	Undertakings of the Wholesaler

(a)          The Wholesaler will use diligent efforts to recruit certain broker-dealers and other appropriately licensed firms to serve as Participating Broker-Dealers, each of which shall be a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in good standing, to agree to offer and sell the Offered Shares on a best efforts basis without any commitment on the Participating Broker-Dealers’ part to purchase any Offered Shares pursuant to a Participating Broker-Dealer Agreement with the Dealer Manager.

(b)          The Wholesaler will use diligent efforts to assist the Dealer Manager in providing certain services to Participating Broker-Dealers in connection with the Offering, which will consist primarily of:

(i)          providing training and education regarding the Company and the offering of the Offered Shares to Participating Broker-Dealers;

(ii)         providing marketing and sales support for Participating Broker-Dealers,; and

(iii)        such other assistance to Participating Broker-Dealers and their registered representatives in marketing the Offered Shares and otherwise participating in the Offering as shall be reasonably determined to be appropriate by the Dealer Manager.

(c)          The Wholesaler acknowledges that it is familiar with FINRA Rule 2310 and that it will comply in all material respects with all the terms thereof to the extent FINRA Rule 2310 applies to the conduct contemplated herein. Notwithstanding the foregoing sentence, the Wholesaler shall not be responsible for the obligations of the Dealer Manager under the Dealer Manager Agreement and Section 6(i) to assure compliance with the organization and offering expenses limitations of FINRA Rule 2310(b)(4).

3.	Compensation and Expense Reimbursement

(a)          In consideration for the Wholesaler performing its obligations under this Agreement, the Dealer Manager shall pay the Wholesaler a sourcing fee (the “Sourcing Fee”) equal to 1.80% of the Selling Price of each of the Offered Shares sold by Participating Broker-Dealers who entered into dealer agreements with the Dealer Manager primarily as a result of the efforts of RCS Service Providers (“RCS Sales”); provided, however, the Sourcing Fee shall be payable solely from that portion of the Dealer Manager Fee that is (i) actually received by the Dealer Manager from the Company pursuant to Section 3,3 of the Dealer Manager Agreement, and (ii) not reallowed to any Participating Broker-Dealer pursuant to Section 3.3 of the Dealer Manager Agreement (a “Sourcing Fee Reallowance”) in respect of any RCS Sales.

(b)          The Sourcing Fee shall be paid substantially concurrently with the receipt of corresponding payments to the Dealer Manager from the Company pursuant to Section 3.3 of the Dealer Manager Agreement, but in no event no later than five business days thereafter.

(c)          The Dealer Manager also will reimburse the Wholesaler for all costs and expenses incurred that are: (i) in connection with bona fide due diligence activities; and (ii) incident to the Offering, but only to the extent such costs or expenses (A) are permitted pursuant to prevailing rules and regulations of FINRA, (B) would have been incurred by the Dealer Manager if the Wholesaler had not incurred them, and (C) are otherwise eligible for reimbursement from the Company pursuant to Section 3.6 of the Dealer Manager Agreement. The Wholesaler will present the Dealer Manager with itemized and detailed invoices for all incurred costs and expenses that are reimbursable pursuant to this Section 3(c). The Dealer Manager will submit such request to the Company within five business days following receipt of such invoices and will reimburse the Wholesaler within five business days following receipt of funds from the Company for such reimbursement.

4.	Representations and Warranties of the Dealer Manager

(a)          The Dealer Manager is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Dealer Manager, constitutes a legal, valid and binding agreement of the Dealer Manager, enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

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(c)          The Dealer Manager (A) is duly registered as a broker-dealer pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (B) is a member of FINRA in good standing, (C) is a broker or dealer registered as such in those states and jurisdictions where the Dealer Manager is required to be registered in order to provide the services contemplated by this Agreement and the Dealer Manager Agreement, and (D) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would prohibit or restrict the ability of the Dealer Manager to carry out the services related to the Offering as contemplated by this Agreement and the Dealer Manager Agreement or to perform its obligations hereunder and thereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Dealer Manager shall comply in all material respects with all applicable requirements of (1) the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations promulgated thereunder (the “Securities Act Regulations”), the Exchange Act and the applicable rules and regulations promulgated thereunder (the “Exchange Act Regulations”) and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (2) applicable state securities or “blue sky” laws, and (3) the rules set forth in the FINRA rulebook applicable to the Offering, which currently consists of rules promulgated by FINRA, the National Association of Securities Dealers (“NASD”) and the New York Stock Exchange (collectively, the “FINRA Rules”), specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Dealer Manager and its representatives have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement and the Dealer Manager Agreement, except where the inability of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the business, properties, financial position, results of operations or cash flows of the Dealer Manager or as otherwise may be disclosed in the Registration Statement and the Prospectus. The performance of the obligations of the Dealer Manager under this Agreement and the Dealer Manager Agreement will not (A) violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any order, law or regulation binding upon it, and (B) result in a material breach of any provisions of any agreement or instrument to which it is a party or which is otherwise binding upon it.

5.	Representations and Warranties of the Wholesaler

The Wholesaler represents and warrants to the Dealer Manager:

(a)          The Wholesaler is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Wholesaler and, assuming due authorization, execution and delivery of this Agreement by the Dealer Manager, constitutes a legal, valid and binding agreement of the Wholesaler, enforceable against the Wholesaler in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

(c)          The Wholesaler (i) is duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) is a member of FINRA in good standing, (iii) is a broker or dealer registered as such in those states and jurisdictions where the Wholesaler is required to be registered in order to provide the services contemplated by this Agreement, and (iv) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Wholesaler’s FINRA membership agreement that would prohibit or restrict the ability of the

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Wholesaler to carry out the services related to the Offering as contemplated by this Agreement or to perform its obligations hereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Wholesaler agrees to comply in all material respects with all applicable requirements, in each case to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, of (i) the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (ii) applicable state securities or “blue sky” laws, and (iii) the FINRA Rules, specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Wholesaler and those of its employees and representatives who are required to have Governmental Licenses have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement. The performance of the obligations of the Wholesaler under this Agreement will not violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any agreement, instrument, order, law or regulation binding upon it.

(e)          To the extent required by applicable law in connection with the transactions contemplated in this Agreement, the Wholesaler represents that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Exchange Act Regulations, the USA PATRIOT Act and implementing regulations, specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Offered Shares. The Wholesaler further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act; has Know Your Customer (KYC) policies and procedures in place; that the AML Program has been adopted by a person with sufficient authority to oversee the AML policies and procedures; that the AML Program has education and/or training programs for officers and employees regarding AML policies and procedures; and that the Wholesaler will remain in compliance with such requirements. The Wholesaler shall, upon request by the Dealer Manager or the Company, provide a certification that, as of the date of such certification, (i) its AML Program then in effect is consistent with the AML Rules and (ii) it is currently in compliance with its AML Program and all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

6.	Covenants of the Dealer Manager

(a)          The Dealer Manager shall comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Dealer Manager will make such documents and records available to (i) the Wholesaler, upon reasonable request, and (ii) representatives of the Securities and Exchange Commission (“SEC”), FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that if the Dealer Manager determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Dealer Manager shall be responsible for all reasonable direct costs of such opposition. The Dealer Manager further agrees to keep such required records with respect to each customer who purchases Offered Shares, the customer’s suitability and the amount of Offered Shares sold, and to retain such records for six years or such period of time as may be required by the SEC, any state securities commission, FINRA or the Company, whichever is later. The Wholesaler, agree that the Dealer Manager can satisfy its recordkeeping obligations hereunder by contractually requiring such information to be maintained by the Participating Broker-Dealers, investment advisors or banks offering the Offered Shares.

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(b)          The Dealer Manager shall abide by and comply with: (i) the privacy standards and requirements of the Gramm-Leach Bliley Act of 1999 (“GLB Act”); (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Dealer Manager by the Wholesaler and the Company; and (d) the Dealer Manager’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Dealer Manager directly sells Offered Shares, the Dealer Manager will only offer and sell Offered Shares in jurisdictions in which qualifications or exemptions for the offer and sale of the Offered Shares are in effect as of the relevant date (“Qualified Jurisdictions”). No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Dealer Manager is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it has complied and will comply therewith.

(e)          The Dealer Manager will notify the Wholesaler immediately (i) when any amendment to the Registration Statement shall have become effective, (ii) of the issuance by the SEC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act or the registration of Offered Shares under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, and (iii) when any Prospectus shall have been filed under the Securities Act with the SEC.

(f)          The Dealer Manager will deliver to the Wholesaler as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the Securities Act, with reasonable quantities of copies of the Prospectus (as amended or supplemented), as provided by the Company, for delivery to investors and for the purposes contemplated by the Securities Act or any rules or regulations thereunder.

(g)          The Dealer Manager will provide a reasonable amount of Authorized Sales Material to the Wholesaler as and when requested by the Wholesaler, subject to receipt of such material by the Dealer Manager from the Company.

(h)          The Dealer Manager shall be responsible for the timely filing of all documents and information to be filed with the Corporate Financing Department of FINRA, as required under FINRA Rules 5110(b)(5) and 5110(b)(6), and shall have and maintain internal controls sufficient to monitor compliance with the organization and offering expense limitations of FINRA Rule 2310(b)(4).

(i)          The Dealer Manager shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

7.	Covenants of the Wholesaler

(a)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply, with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Wholesaler will make such documents and records available to (i) the Dealer Manager and the Company upon reasonable request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that in the event the Wholesaler determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Wholesaler shall be responsible for all reasonable direct costs of such opposition.

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(b)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, abide by and comply with (i) the privacy standards and requirements of the GLB Act; (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Wholesaler by the Dealer Manager and the Company; and (iv) the Wholesaler’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Wholesaler directly sells Offered Shares in connection with the performance of its obligations hereunder, the Wholesaler will only offer and sell Offered Shares in Qualified Jurisdictions. No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Wholesaler is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it will, to the extent applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply with Rule 15c2-8 under the Exchange Act.

(e)          The Dealer Manager will provide the Wholesaler with certain Authorized Sales Materials to be used by the Wholesaler and the Participating Broker-Dealers in connection with the Offering. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, then the Wholesaler agrees that such material shall not be used by it in connection with the Offering and that it will direct Participating Broker-Dealers not to make such use of any Authorized Sales Materials unless accompanied or preceded by the Prospectus. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, the Wholesaler will only use Authorized Sales Materials provided by the Dealer Manager. The Wholesaler shall not give or provide any information or make any representation other than those contained in the Prospectus or the Authorized Sales Materials. The Wholesaler will not use any “broker-dealer use only” Authorized Sales Materials with members of the public in connection with offers or sales or the Offered Shares.

(f)          The Wholesaler will suspend or terminate the offering and sale of the Offered Shares by the Wholesaler upon request of the Company at any time and resume offering and sale of the Offered Shares upon subsequent request of the Company if required to do so in connection with the performance of its obligations hereunder.

(g)          The Wholesaler will provide to the Company and the Dealer Manager as soon as practicable upon receipt by the Wholesaler copies of any written or otherwise documented customer complaints received by the Wholesaler from Participating Broker-Dealers relating in any way to the Offering (including, but not limited to, the manner in which the Offered Shares are offered by any Participating Broker-Dealer), the Offered Shares or the Company.

(h)          Other than with respect to use of Authorized Sales Materials or the Prospectus or otherwise pursuant to or in connection with this Agreement, the Wholesaler will not, without the Company’s prior written consent, make a source-identifying use of (i) the Company’s name, brand, logo or trademark or any reasonably similar variant or derivative thereof or (ii) the “ Cole  ” name, brand, logo or trademark or any reasonably similar variant or derivative thereof.

(i)          The Wholesaler shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Dealer Manager has not informed the Wholesaler that counsel’s advice has been received that the Offered Shares are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof, or (ii) in which the Wholesaler may not lawfully engage.

(j)          The Wholesaler shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

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8.	Indemnification; Contribution

(a)          The Dealer Manager will indemnify, defend (subject to Section 4 of the Dealer Manager Agreement) and hold harmless the Wholesaler, its affiliates and their respective officers, directors, shareholders, members, partners, other equity-holders and control persons (collectively, the “Other Indemnified Parties”), from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Wholesaler, its affiliates or their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Dealer Manager, any breach of a covenant or agreement contained herein of the Dealer Manager, or any failure by the Dealer Manager to comply with state or federal securities law applicable to the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in the information relating to the Dealer Manager that appears in the Dealer Manager Sections of the Prospectus or any amendment thereof, or arise out of or are based upon the omission or alleged omission to state in the Dealer Manager Sections a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Offered Shares by the Dealer Manager. The Dealer Manager will reimburse the Wholesaler and its Other Indemnified Parties for any legal or other expenses reasonably incurred by such Wholesaler, its affiliates and their respective Other Indemnified Parties in connection with investigating or defending such loss, claim, damage, liability or action.

(b)          The Wholesaler will indemnify, defend and hold harmless the Dealer Manager, the Company and their respective Other Indemnified Parties, from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Dealer Manager, the Company and any of their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Wholesaler, any breach of a covenant or agreement contained herein of the Wholesaler, or any failure by the Wholesaler to comply with state or federal securities laws applicable to the Offering; and (ii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by the Wholesaler.

(c)          Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under this Section 8 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in this Agreement. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be subject to approval by the indemnified party, not to be unreasonably withheld or delayed. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ and select separate counsel (including local counsel), subject to approval by the indemnifying party not to be unreasonably withheld or delayed, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel for the indemnified party (subject to approval by the indemnified party not to be unreasonably withheld

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or delayed) to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party may settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder but may not do so without the prior written consent of the indemnified parties, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)          If the right to indemnification provided for in this Section 8 would by its terms be available to a person hereunder, but is held to be unavailable by a court of competent jurisdiction for any reason, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such Losses and expenses in respect thereof, as incurred, in such proportion as is appropriate to reflect the relative fault of the Dealer Manager and the Wholesaler, as applicable, in connection with the statements, omissions or other circumstances which resulted in such Losses or expenses, as well as any other relevant equitable considerations. The relative fault of the Dealer Manager and the Wholesaler, as applicable, shall be determined by reference to, among other things, the parties’ relative intent, knowledge, and access to information. It is understood that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). Notwithstanding the provisions of this Section 8(d), the Dealer Manager shall not be required to contribute any amount in excess of the total price of the Offering Shares sold by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each Other Indemnified Party affiliate of the Dealer Manager shall have the same rights to contribution as the Dealer Manager and each Other Indemnified Party of the Wholesaler shall have the same rights to contribution as the Wholesaler.

9.	Relationship of Wholesaler, Participating Broker-Dealers and the Dealer Manager

(a)          The obligations of each of the Wholesaler and the Participating Broker-Dealers are several and not joint. Nothing herein contained shall constitute the Wholesaler and the Participating Broker-Dealers, or any of them, as an association, partnership, unincorporated business or other separate entity. The Dealer Manager and the Company shall be under no liability to the Wholesaler except for lack of good faith and for obligations expressly assumed by the Dealer Manager and the Company in this Agreement.

(b)          The parties hereto acknowledge that, other than as expressly set forth herein, the Wholesaler is not authorized to act as agent of the Dealer Manager or the Company in any connection or transaction, and the Wholesaler agrees that it will not so act or purport to so act.

(c)          The parties hereto acknowledge that the Wholesaler’s obligations under this Agreement, including without limitation the Wholesaler Exclusivity have no impact on, and in no way release the Dealer Manager from, the Dealer Manager’s obligations and rights to act as the dealer manager for the Company pursuant to Section 3.1 of the Dealer Manager Agreement.

10.	Termination

(a)          This Agreement shall terminate upon the earlier to occur of (i) termination of the Offering, (ii) the Second Closing (as defined in the Equity Purchase Agreement (the “Equity Purchase Agreement”), dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation), (iii) termination of the Equity Purchase Agreement or (iv) December 31, 2014.

(b)          Wholesaler may terminate this Agreement at any time by giving ten days’ prior written notice thereof to the other parties hereto. This Agreement automatically shall terminate with no further action by any party hereto if the

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Wholesaler or the Dealer Manager ceases to be a member in good standing of FINRA, or with the securities commission of the state in which its principal office is located. The Wholesaler will notify the Dealer Manager immediately if the Wholesaler ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Wholesaler is currently registered or licensed. The Dealer Manager will notify the Wholesaler immediately if the Dealer Manager ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Dealer Manager is currently registered or licensed.

(c)          In the event of termination under Section 11(b), the Dealer Manager will continue to pay any Sourcing Fees with respect to RCS Sales to the Wholesaler and reimburse costs and expenses incurred, to the extent reimbursable under Section 3(c), for so long as Offered Shares remain outstanding (it being understood and agreed that the calculation of the Sourcing Fees in such event shall take into account the number of Offered Shares sold primarily from the efforts of RCS Service Providers in the Offering). Notwithstanding the foregoing sentence, the Dealer Manager will not continue to pay the Sourcing Fee to the Wholesaler and reimburse costs and expenses related to the Offering incurred by the Wholesaler pursuant to Section 3(c) subsequent to the termination of the Offering to the extent, but only to the extent, that such payments or reimbursements would cause the total underwriting compensation (as defined in accordance with applicable FINRA rules) paid with respect to the Offering to exceed 10% of the gross proceeds from the sale of the Offered Shares calculated as of the termination of the Offering.

(d)          The termination of this Agreement for any reason shall not affect (i) the Wholesaler’s obligations under the second sentence of Section 10(a), (ii) the indemnification obligations under Section 8, or (iii) this Section 10. Without limiting the foregoing, the provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

11.	Amendment

(a)          The Dealer Manager has the right, subject to written consent from the other parties hereto which shall not be unreasonably withheld or delayed, to amend this Agreement as necessary, in the reasonable opinion of outside counsel to the Dealer Manager, to comply with applicable law or the requirements of any governmental or self-regulatory body or agency.

(b)          This Agreement may not otherwise be amended, supplemented or waived except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

12.	Miscellaneous

(a)          No party may assign this Agreement without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

(b)          All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be (i) delivered personally, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by facsimile transmission (provided, however, that the original copy thereof also is sent by one of the other means specified above in this Section 13(b)):

If to the Dealer Manager:

Cole Capital Corporation

2325 East Camelback Road

9

Suite 1100

Phoenix, AZ 85016,

Attention: Jim Siegel, Chief Compliance Officer
Facsimile: (480) 449-7001

If to the Wholesaler:

Realty Capital Securities, LLC
One Beacon Street
14th Floor
Boston, MA 02108
Attention:
Facsimile:

or to such other Person or address as any party shall specify by Notice in writing to the other parties in accordance with this Section 13(b). Each Notice shall be deemed effective and given upon actual receipt or refusal of receipt.

(c)          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of choice of the law thereof.

(d)          If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

(e)          All captions used in this Agreement are for convenience only, are not a part hereof and are not to be used in construing or interpreting any aspect hereof.

(f)          This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in multiple counterparts, each such counterpart to be deemed an original but which all together shall constitute one and the same instrument.

(g)          If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any law, ruling, rule or regulation, the remainder of this Agreement or the application of the provision to persons or circumstances other than those as to which it is held inconsistent, shall not be affected thereby.

If the foregoing is in accordance with your understanding of this Agreement, please sign and return a counterpart signature page or a counterpart hereof, whereupon this Agreement will become a binding agreement among us in accordance with its terms.

[Signature pages follow.]

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COLE CAPITAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Confirmed, Accepted and Agreed to
as of the date first above written:

REALTY CAPITAL SECURITIES, LLC

By:
Name:
Title:

[Signature Page to Wholesaling Agreement – CCPT IV]

Exhibit C-5

WHOLESALING AGREEMENT

[                  ], 2014

Realty Capital Securities, LLC

One Beacon Street
14th Floor
Boston, MA 02108

Ladies and Gentlemen:

Cole Capital Corporation, a Delaware corporation (the “Dealer Manager”), with its address at 2325 East Camelback Road, Suite 1100, Phoenix, AZ 85016, has entered into an agreement dated as of March 17, 2014 (the “Dealer Manager Agreement”), with Cole Credit Property Trust V, INC. (the “Company”). Under the Dealer Manager Agreement, the Dealer Manager serves as the Company’s exclusive Dealer Manager in connection with a public offering (the “Offering”) of the Company’s common stock. The shares of the Company’s stock (the “Offered Shares”) are being issued and sold to the public on a “best efforts” basis through the Dealer Manager and the broker-dealers and other appropriately licensed firms participating in the Offering (the “Participating Broker-Dealers”), pursuant to Participating Broker-Dealer Agreements between the Dealer Manager and each Participating Broker-Dealer (each, a “Participating Broker-Dealer Agreement”). The Dealer-Manager shall provide to the Wholesaler the form of the Participating Broker-Dealer Agreement used by the Dealer Manager. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Dealer Manager Agreement.

In consideration of the mutual covenants and agreements contained herein, intending to be legally bound, the parties hereby agree to the following terms and conditions set forth in this Wholesaling Agreement (this “Agreement”):

1.	Appointment and Acceptance of the Wholesaler

Upon the terms and subject to the conditions set forth in this Agreement, the Dealer Manager hereby appoints Realty Capital Securities, LLC, a Delaware limited liability company (the “Wholesaler”), and the Wholesaler hereby accepts such appointment, as the Dealer Manager’s distribution agent to assist, through the Wholesaler’s employees, agents, contractors, registered representatives and all other representatives who will perform services hereunder (collectively, the “RCAP Service Providers”), the Dealer Manager with the sale of Offered Shares through the recruitment of, and the provision of assistance to, Participating Broker-Dealers, and the Wholesaler desires to accept such engagement; provided, however, that nothing herein shall be construed to: (i) contravene the Company’s appointment of the Dealer Manager as its exclusive agent and dealer manager during the Offering Period, and the Dealer Manager’s acceptance of such appointment, pursuant to Section 3.1 of the Dealer Manager Agreement; or (ii) imply that the Dealer Manager shall not have sole discretion to accept or reject any subscription for the Offered Shares in whole or in part.

2.	Undertakings of the Wholesaler

(a)          The Wholesaler will use diligent efforts to recruit certain broker-dealers and other appropriately licensed firms to serve as Participating Broker-Dealers, each of which shall be a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in good standing, to agree to offer and sell the Offered Shares on a best efforts basis without any commitment on the Participating Broker-Dealers’ part to purchase any Offered Shares pursuant to a Participating Broker-Dealer Agreement with the Dealer Manager.

(b)          The Wholesaler will use diligent efforts to assist the Dealer Manager in providing certain services to Participating Broker-Dealers in connection with the Offering, which will consist primarily of:

(i)          providing training and education regarding the Company and the offering of the Offered Shares to Participating Broker-Dealers;

(ii)         providing marketing and sales support for Participating Broker-Dealers,; and

(iii)        such other assistance to Participating Broker-Dealers and their registered representatives in marketing the Offered Shares and otherwise participating in the Offering as shall be reasonably determined to be appropriate by the Dealer Manager.

(c)          The Wholesaler acknowledges that it is familiar with FINRA Rule 2310 and that it will comply in all material respects with all the terms thereof to the extent FINRA Rule 2310 applies to the conduct contemplated herein. Notwithstanding the foregoing sentence, the Wholesaler shall not be responsible for the obligations of the Dealer Manager under the Dealer Manager Agreement and Section 6(i) to assure compliance with the organization and offering expenses limitations of FINRA Rule 2310(b)(4).

3.	Compensation and Expense Reimbursement

(a)          In consideration for the Wholesaler performing its obligations under this Agreement, the Dealer Manager shall pay the Wholesaler a sourcing fee (the “Sourcing Fee”) equal to 1.80% of the Selling Price of each of the Offered Shares sold by Participating Broker-Dealers who entered into dealer agreements with the Dealer Manager primarily as a result of the efforts of RCAP Service Providers (“RCAP Sales”); provided, however, the Sourcing Fee shall be payable solely from that portion of the Dealer Manager Fee that is (i) actually received by the Dealer Manager from the Company pursuant to Section 3,3 of the Dealer Manager Agreement, and (ii) not reallowed to any Participating Broker-Dealer pursuant to Section 3.3 of the Dealer Manager Agreement (a “Sourcing Fee Reallowance”) in respect of any RCAP Sales.

(b)          The Sourcing Fee shall be paid substantially concurrently with the receipt of corresponding payments to the Dealer Manager from the Company pursuant to Section 3.3 of the Dealer Manager Agreement, but in no event no later than five business days thereafter.

(c)          The Dealer Manager also will reimburse the Wholesaler for all costs and expenses incurred that are: (i) in connection with bona fide due diligence activities; and (ii) incident to the Offering, but only to the extent such costs or expenses (A) are permitted pursuant to prevailing rules and regulations of FINRA, (B) would have been incurred by the Dealer Manager if the Wholesaler had not incurred them, and (C) are otherwise eligible for reimbursement from the Company pursuant to Section 3.6 of the Dealer Manager Agreement. The Wholesaler will present the Dealer Manager with itemized and detailed invoices for all incurred costs and expenses that are reimbursable pursuant to this Section 3(c). The Dealer Manager will submit such request to the Company within five business days following receipt of such invoices and will reimburse the Wholesaler within five business days following receipt of funds from the Company for such reimbursement.

4.	Representations and Warranties of the Dealer Manager

(a)          The Dealer Manager is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Dealer Manager, constitutes a legal, valid and binding agreement of the Dealer Manager, enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except

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to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

(c)          The Dealer Manager (A) is duly registered as a broker-dealer pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (B) is a member of FINRA in good standing, (C) is a broker or dealer registered as such in those states and jurisdictions where the Dealer Manager is required to be registered in order to provide the services contemplated by this Agreement and the Dealer Manager Agreement, and (D) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would prohibit or restrict the ability of the Dealer Manager to carry out the services related to the Offering as contemplated by this Agreement and the Dealer Manager Agreement or to perform its obligations hereunder and thereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Dealer Manager shall comply in all material respects with all applicable requirements of (1) the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations promulgated thereunder (the “Securities Act Regulations”), the Exchange Act and the applicable rules and regulations promulgated thereunder (the “Exchange Act Regulations”) and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (2) applicable state securities or “blue sky” laws, and (3) the rules set forth in the FINRA rulebook applicable to the Offering, which currently consists of rules promulgated by FINRA, the National Association of Securities Dealers (“NASD”) and the New York Stock Exchange (collectively, the “FINRA Rules”), specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Dealer Manager and its representatives have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement and the Dealer Manager Agreement, except where the inability of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the business, properties, financial position, results of operations or cash flows of the Dealer Manager or as otherwise may be disclosed in the Registration Statement and the Prospectus. The performance of the obligations of the Dealer Manager under this Agreement and the Dealer Manager Agreement will not (A) violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any order, law or regulation binding upon it, and (B) result in a material breach of any provisions of any agreement or instrument to which it is a party or which is otherwise binding upon it.

5.	Representations and Warranties of the Wholesaler

The Wholesaler represents and warrants to the Dealer Manager:

(a)          The Wholesaler is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.

(b)          This Agreement has been duly authorized, executed and delivered by the Wholesaler and, assuming due authorization, execution and delivery of this Agreement by the Dealer Manager, constitutes a legal, valid and binding agreement of the Wholesaler, enforceable against the Wholesaler in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.

(c)          The Wholesaler (i) is duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) is a member of FINRA in good standing, (iii) is a broker or dealer registered as such in those states and jurisdictions where the Wholesaler is required to be registered in order to provide the services contemplated by this Agreement, and

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(iv) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Wholesaler’s FINRA membership agreement that would prohibit or restrict the ability of the Wholesaler to carry out the services related to the Offering as contemplated by this Agreement or to perform its obligations hereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Wholesaler agrees to comply in all material respects with all applicable requirements, in each case to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, of (i) the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (ii) applicable state securities or “blue sky” laws, and (iii) the FINRA Rules, specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.

(d)          The Wholesaler and those of its employees and representatives who are required to have Governmental Licenses have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement. The performance of the obligations of the Wholesaler under this Agreement will not violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any agreement, instrument, order, law or regulation binding upon it.

(e)          To the extent required by applicable law in connection with the transactions contemplated in this Agreement, the Wholesaler represents that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Exchange Act Regulations, the USA PATRIOT Act and implementing regulations, specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Offered Shares. The Wholesaler further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act; has Know Your Customer (KYC) policies and procedures in place; that the AML Program has been adopted by a person with sufficient authority to oversee the AML policies and procedures; that the AML Program has education and/or training programs for officers and employees regarding AML policies and procedures; and that the Wholesaler will remain in compliance with such requirements. The Wholesaler shall, upon request by the Dealer Manager or the Company, provide a certification that, as of the date of such certification, (i) its AML Program then in effect is consistent with the AML Rules and (ii) it is currently in compliance with its AML Program and all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

6.	Covenants of the Dealer Manager

(a)          The Dealer Manager shall comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Dealer Manager will make such documents and records available to (i) the Wholesaler, upon reasonable request, and (ii) representatives of the Securities and Exchange Commission (“SEC”), FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that if the Dealer Manager determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Dealer Manager shall be responsible for all reasonable direct costs of such opposition. The Dealer Manager further agrees to keep such required records with respect to each customer who purchases Offered Shares, the customer’s suitability and the amount of Offered Shares sold, and to retain such records for six years or such period of time as may be required by the SEC, any state securities commission, FINRA or the Company, whichever is later. The Wholesaler, agree that the Dealer Manager can satisfy its recordkeeping

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obligations hereunder by contractually requiring such information to be maintained by the Participating Broker-Dealers, investment advisors or banks offering the Offered Shares.

(b)          The Dealer Manager shall abide by and comply with: (i) the privacy standards and requirements of the Gramm-Leach Bliley Act of 1999 (“GLB Act”); (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Dealer Manager by the Wholesaler and the Company; and (d) the Dealer Manager’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Dealer Manager directly sells Offered Shares, the Dealer Manager will only offer and sell Offered Shares in jurisdictions in which qualifications or exemptions for the offer and sale of the Offered Shares are in effect as of the relevant date (“Qualified Jurisdictions”). No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Dealer Manager is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it has complied and will comply therewith.

(e)          The Dealer Manager will notify the Wholesaler immediately (i) when any amendment to the Registration Statement shall have become effective, (ii) of the issuance by the SEC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act or the registration of Offered Shares under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, and (iii) when any Prospectus shall have been filed under the Securities Act with the SEC.

(f)          The Dealer Manager will deliver to the Wholesaler as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the Securities Act, with reasonable quantities of copies of the Prospectus (as amended or supplemented), as provided by the Company, for delivery to investors and for the purposes contemplated by the Securities Act or any rules or regulations thereunder.

(g)          The Dealer Manager will provide a reasonable amount of Authorized Sales Material to the Wholesaler as and when requested by the Wholesaler, subject to receipt of such material by the Dealer Manager from the Company.

(h)          The Dealer Manager shall be responsible for the timely filing of all documents and information to be filed with the Corporate Financing Department of FINRA, as required under FINRA Rules 5110(b)(5) and 5110(b)(6), and shall have and maintain internal controls sufficient to monitor compliance with the organization and offering expense limitations of FINRA Rule 2310(b)(4).

(i)          The Dealer Manager shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

7.	Covenants of the Wholesaler

(a)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply, with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Wholesaler will make such documents and records available to (i) the Dealer Manager and the Company upon reasonable request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that in the event the Wholesaler determines, in its sole discretion, not to provide documents in accordance with

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this section, it may oppose such document subpoena or other request, provided that the Wholesaler shall be responsible for all reasonable direct costs of such opposition.

(b)          The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, abide by and comply with (i) the privacy standards and requirements of the GLB Act; (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Wholesaler by the Dealer Manager and the Company; and (iv) the Wholesaler’s own internal privacy policies and procedures, each as may be amended from time to time.

(c)          To the extent the Wholesaler directly sells Offered Shares in connection with the performance of its obligations hereunder, the Wholesaler will only offer and sell Offered Shares in Qualified Jurisdictions. No Offered Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.

(d)          The Wholesaler is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it will, to the extent applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply with Rule 15c2-8 under the Exchange Act.

(e)          The Dealer Manager will provide the Wholesaler with certain Authorized Sales Materials to be used by the Wholesaler and the Participating Broker-Dealers in connection with the Offering. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, then the Wholesaler agrees that such material shall not be used by it in connection with the Offering and that it will direct Participating Broker-Dealers not to make such use of any Authorized Sales Materials unless accompanied or preceded by the Prospectus. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, the Wholesaler will only use Authorized Sales Materials provided by the Dealer Manager. The Wholesaler shall not give or provide any information or make any representation other than those contained in the Prospectus or the Authorized Sales Materials. The Wholesaler will not use any “broker-dealer use only” Authorized Sales Materials with members of the public in connection with offers or sales or the Offered Shares.

(f)          The Wholesaler will suspend or terminate the offering and sale of the Offered Shares by the Wholesaler upon request of the Company at any time and resume offering and sale of the Offered Shares upon subsequent request of the Company if required to do so in connection with the performance of its obligations hereunder.

(g)          The Wholesaler will provide to the Company and the Dealer Manager as soon as practicable upon receipt by the Wholesaler copies of any written or otherwise documented customer complaints received by the Wholesaler from Participating Broker-Dealers relating in any way to the Offering (including, but not limited to, the manner in which the Offered Shares are offered by any Participating Broker-Dealer), the Offered Shares or the Company.

(h)          Other than with respect to use of Authorized Sales Materials or the Prospectus or otherwise pursuant to or in connection with this Agreement, the Wholesaler will not, without the Company’s prior written consent, make a source-identifying use of (i) the Company’s name, brand, logo or trademark or any reasonably similar variant or derivative thereof or (ii) the “ Cole  ” name, brand, logo or trademark or any reasonably similar variant or derivative thereof.

(i)          The Wholesaler shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Dealer Manager has not informed the Wholesaler that counsel’s advice has been received that the Offered Shares are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof, or (ii) in which the Wholesaler may not lawfully engage.

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(j)          The Wholesaler shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.

8.	Indemnification; Contribution

(a)          The Dealer Manager will indemnify, defend (subject to Section 4 of the Dealer Manager Agreement) and hold harmless the Wholesaler, its affiliates and their respective officers, directors, shareholders, members, partners, other equity-holders and control persons (collectively, the “Other Indemnified Parties”), from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Wholesaler, its affiliates or their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Dealer Manager, any breach of a covenant or agreement contained herein of the Dealer Manager, or any failure by the Dealer Manager to comply with state or federal securities law applicable to the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in the information relating to the Dealer Manager that appears in the Dealer Manager Sections of the Prospectus or any amendment thereof, or arise out of or are based upon the omission or alleged omission to state in the Dealer Manager Sections a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Offered Shares by the Dealer Manager. The Dealer Manager will reimburse the Wholesaler and its Other Indemnified Parties for any legal or other expenses reasonably incurred by such Wholesaler, its affiliates and their respective Other Indemnified Parties in connection with investigating or defending such loss, claim, damage, liability or action.

(b)          The Wholesaler will indemnify, defend and hold harmless the Dealer Manager, the Company and their respective Other Indemnified Parties, from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Dealer Manager, the Company and any of their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Wholesaler, any breach of a covenant or agreement contained herein of the Wholesaler, or any failure by the Wholesaler to comply with state or federal securities laws applicable to the Offering; and (ii) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by the Wholesaler.

(c)          Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under this Section 8 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in this Agreement. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be subject to approval by the indemnified party, not to be unreasonably withheld or delayed. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ and select separate counsel (including local counsel), subject to approval by the indemnifying party not to be unreasonably withheld or delayed, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or

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targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel for the indemnified party (subject to approval by the indemnified party not to be unreasonably withheld or delayed) to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party may settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder but may not do so without the prior written consent of the indemnified parties, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)          If the right to indemnification provided for in this Section 8 would by its terms be available to a person hereunder, but is held to be unavailable by a court of competent jurisdiction for any reason, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such Losses and expenses in respect thereof, as incurred, in such proportion as is appropriate to reflect the relative fault of the Dealer Manager and the Wholesaler, as applicable, in connection with the statements, omissions or other circumstances which resulted in such Losses or expenses, as well as any other relevant equitable considerations. The relative fault of the Dealer Manager and the Wholesaler, as applicable, shall be determined by reference to, among other things, the parties’ relative intent, knowledge, and access to information. It is understood that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). Notwithstanding the provisions of this Section 8(d), the Dealer Manager shall not be required to contribute any amount in excess of the total price of the Offering Shares sold by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each Other Indemnified Party affiliate of the Dealer Manager shall have the same rights to contribution as the Dealer Manager and each Other Indemnified Party of the Wholesaler shall have the same rights to contribution as the Wholesaler.

9.	Relationship of Wholesaler, Participating Broker-Dealers and the Dealer Manager

(a)          The obligations of each of the Wholesaler and the Participating Broker-Dealers are several and not joint. Nothing herein contained shall constitute the Wholesaler and the Participating Broker-Dealers, or any of them, as an association, partnership, unincorporated business or other separate entity. The Dealer Manager and the Company shall be under no liability to the Wholesaler except for lack of good faith and for obligations expressly assumed by the Dealer Manager and the Company in this Agreement.

(b)          The parties hereto acknowledge that, other than as expressly set forth herein, the Wholesaler is not authorized to act as agent of the Dealer Manager or the Company in any connection or transaction, and the Wholesaler agrees that it will not so act or purport to so act.

(c)          The parties hereto acknowledge that the Wholesaler’s obligations under this Agreement, including without limitation the Wholesaler Exclusivity have no impact on, and in no way release the Dealer Manager from, the Dealer Manager’s obligations and rights to act as the dealer manager for the Company pursuant to Section 3.1 of the Dealer Manager Agreement.

10.	Termination

(a)          This Agreement shall terminate upon the earlier to occur of (i) termination of the Offering, (ii) the Second Closing (as defined in the Equity Purchase Agreement (the “Equity Purchase Agreement”), dated as of September

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30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation), (iii) termination of the Equity Purchase Agreement or (iv) December 31, 2014.

(b)          Wholesaler may terminate this Agreement at any time by giving ten days’ prior written notice thereof to the other parties hereto. This Agreement automatically shall terminate with no further action by any party hereto if the Wholesaler or the Dealer Manager ceases to be a member in good standing of FINRA, or with the securities commission of the state in which its principal office is located. The Wholesaler will notify the Dealer Manager immediately if the Wholesaler ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Wholesaler is currently registered or licensed. The Dealer Manager will notify the Wholesaler immediately if the Dealer Manager ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Dealer Manager is currently registered or licensed.

(c)          In the event of termination under Section 11(b), the Dealer Manager will continue to pay any Sourcing Fees with respect to RCAP Sales to the Wholesaler and reimburse costs and expenses incurred, to the extent reimbursable under Section 3(c), for so long as Offered Shares remain outstanding (it being understood and agreed that the calculation of the Sourcing Fees in such event shall take into account the number of Offered Shares sold primarily from the efforts of RCAP Service Providers in the Offering). Notwithstanding the foregoing sentence, the Dealer Manager will not continue to pay the Sourcing Fee to the Wholesaler and reimburse costs and expenses related to the Offering incurred by the Wholesaler pursuant to Section 3(c) subsequent to the termination of the Offering to the extent, but only to the extent, that such payments or reimbursements would cause the total underwriting compensation (as defined in accordance with applicable FINRA rules) paid with respect to the Offering to exceed 10% of the gross proceeds from the sale of the Offered Shares calculated as of the termination of the Offering.

(d)          The termination of this Agreement for any reason shall not affect (i) the Wholesaler’s obligations under the second sentence of Section 10(a), (ii) the indemnification obligations under Section 8, or (iii) this Section 10. Without limiting the foregoing, the provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

11.	Amendment

(a)          The Dealer Manager has the right, subject to written consent from the other parties hereto which shall not be unreasonably withheld or delayed, to amend this Agreement as necessary, in the reasonable opinion of outside counsel to the Dealer Manager, to comply with applicable law or the requirements of any governmental or self-regulatory body or agency.

(b)          This Agreement may not otherwise be amended, supplemented or waived except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

12.	Miscellaneous

(a)          No party may assign this Agreement without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

(b)          All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be (i) delivered personally, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by facsimile transmission (provided, however, that the original copy thereof also is sent by one of the other means specified above in this Section 13(b)):

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If to the Dealer Manager:

Cole Capital Corporation

2325 East Camelback Road

Suite 1100, Phoenix, AZ 85016,

Attention: Jim Siegel, Chief Compliance Officer

Facsimile: (480) 449-7001

If to the Wholesaler:

Realty Capital Securities, LLC
One Beacon Street
14th Floor
Boston, MA 02108
Attention:
Facsimile:

or to such other Person or address as any party shall specify by Notice in writing to the other parties in accordance with this Section 13(b). Each Notice shall be deemed effective and given upon actual receipt or refusal of receipt.

(c)          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of choice of the law thereof.

(d)          If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

(e)          All captions used in this Agreement are for convenience only, are not a part hereof and are not to be used in construing or interpreting any aspect hereof.

(f)          This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in multiple counterparts, each such counterpart to be deemed an original but which all together shall constitute one and the same instrument.

(g)          If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any law, ruling, rule or regulation, the remainder of this Agreement or the application of the provision to persons or circumstances other than those as to which it is held inconsistent, shall not be affected thereby.

If the foregoing is in accordance with your understanding of this Agreement, please sign and return a counterpart signature page or a counterpart hereof, whereupon this Agreement will become a binding agreement among us in accordance with its terms.

[Signature pages follow.]

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COLE CAPITAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Confirmed, Accepted and Agreed to
as of the date first above written:

REALTY CAPITAL SECURITIES, LLC

By:
Name:
Title:

[Signature Page to Wholesaling Agreement – CCPT V]

Exhibit D

FORM OF EMPLOYEE LEASING AGREEMENT

This EMPLOYEE LEASING AGREEMENT (this “Agreement”), is hereby made as of [•], 2014 (the “Effective Date”) by and between ARC Properties Operating Partnership, L.P., a Delaware limited partnership (“ARCP OP”), and RCS Capital Corporation, a Delaware corporation (“RCAP”).

WITNESSETH:

WHEREAS, ARCP OP and RCAP are parties to that certain Equity Purchase Agreement dated as of September 30, 2014 (the “Equity Purchase Agreement”) (capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Equity Purchase Agreement);

WHEREAS, following the First Closing RCAP will engage in certain aspects of the Business, and, pursuant to the terms and conditions of the Equity Purchase Agreement, RCAP has agreed to acquire from ARCP OP all of the outstanding Equity Interests held by ARCP OP in each of the Acquired Companies, such that, immediately following the consummation of the Second Closing, RCAP, through the Acquired Companies and their respective Subsidiaries, will be engaged in the Business; and

WHEREAS, RCAP desires to utilize certain employees of the Acquired Companies and their Subsidiaries (collectively, along with ARCP OP, the “ARCP Companies”) to perform work for RCAP relating to the Business during the period between the consummation of the First Closing and the earlier of (i) the consummation of the Second Closing, (ii) the termination of the Equity Purchase Agreement pursuant the terms thereof and (iii) December 31, 2014 (the “Leasing Period”) as hereinafter provided and ARCP OP desires to lease such employees to RCAP.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, RCAP and ARCP OP (collectively, the “Parties”) agree as follows:

1.          Term. This Agreement shall be effective as of the First Closing and shall continue in full force and effect through the Leasing Period or such earlier date as agreed to by the Parties (the “Term”).

2.          Leasing of Employees and Compensation. During the Term, ARCP OP shall, or shall cause the applicable ARCP Company to, lease to RCAP, or one or more of its Affiliates (collectively, along with RCAP (other than Realty Capital Securities, LLC), the “RCAP Companies”) specified by RCAP, for the purpose of performing work in the Business, the services of the persons identified in Attachment A (with such additions as are from time to time agreed to by the Parties and such subtractions as are from time to time determined by RCAP in its sole discretion, the “Leased Employees”). A lease may be for a Leased Employee’s full or part work time as agreed from time to time by the Parties. Attachment A shall include, with respect to each such Leased Employee, the Leased Employee’s current annual base compensation rate and commission, bonus or any other incentive-based compensation. ARCP

OP shall use commercially reasonable efforts to cause all services performed by the Leased Employees under this Agreement to be performed at service and performance levels consistent with those provided to the Business prior to the beginning of the Term. ARCP OP shall not take any action to intentionally degrade such services during the Term. During the Term, RCAP shall compensate ARCP OP for all Leased Employee wage and benefit costs as provided in Attachment B.

3.          Payroll and Benefits. The ARCP Companies shall be solely responsible during the Term for (i) paying to the Leased Employees all compensation at the wage and salary rates set forth on Attachment A, (ii) providing to the Leased Employees all benefits pursuant to the ARCP Companies’ applicable employee benefit plans or programs and as otherwise provided under applicable Law and (iii) providing all payroll, accounting and administrative services associated with payment of each Leased Employee’s compensation and the administration and provision of benefits pursuant to ARCP OP’s employee benefit plans or programs and as provided under applicable Law. The ARCP Companies shall be solely responsible for the payment of all required federal, foreign, state and local payroll taxes, workers’ compensation insurance, unemployment compensation and social security benefits for the Leased Employees and for preparing and filing all returns and reports concerning the Leased Employees.

4.          Management. During the Term, (i) the applicable ARCP Company shall be, at all times, the employer for all purposes of the Leased Employees, (ii) the Leased Employees shall not be deemed to be employees of any RCAP Company for any purpose and (iii) RCAP shall have supervisory authority over the activities of the Leased Employees on behalf of the applicable RCAP Companies with respect to the services provided under this Agreement. Notwithstanding anything herein to the contrary, during the Term the Leased Employees shall be subject to the exclusive control of the ARCP Companies and the ARCP Companies shall be responsible for all personnel matters regarding the Leased Employees, including, but not limited to, employment terminations, promotions, transfers, compensation, performance evaluations and all disciplinary actions.

5.          Compliance with Laws. The ARCP Companies will use commercially reasonable efforts to comply, and will use commercially reasonable efforts to cause all of their applicable personnel, including, without limitation, the Leased Employees, to comply, with applicable federal, foreign, state and local labor and employment Laws with respect to the Leased Employees. The applicable ARCP Companies shall be responsible for maintaining time records, payroll records, employment eligibility forms, personnel files, medical files, workers’ compensation records, unemployment compensation records and other documents pertaining to the Leased Employees, in accordance with applicable federal, foreign, state and local Laws. The RCAP Companies will use commercially reasonable efforts, and will use commercially reasonable efforts to cause all of their applicable personnel, to comply, with the requirements of any applicable Laws pertaining to the RCAP Companies’ lease of the Leased Employees.

6.          Indemnification.

a.	RCAP will indemnify each of the ARCP Companies providing Leased Employees against, and agrees to hold any of them harmless from, any and all damage, loss, claim, liability and expense (including, without limitation, reasonable attorneys’ fees

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and expenses in connection with any claim, action, suit or proceeding brought against any of them) incurred or suffered by such ARCP Company arising out of:

i.    a breach of this Agreement by RCAP; or

ii.   any acts or omissions of a Leased Employee while performing services at the direction of RCAP as a Leased Employee during the Term or the acts or omissions of a RCAP Company with regard to any Leased Employee.

provided, however, that none of the RCAP Companies shall be obligated to indemnify any ARCP Company for any damage, loss, claim, liability and expense to the extent arising or resulting directly from the gross negligence or intentional misconduct of any ARCP Company. In the event of any litigation or proceeding against ARCP OP (but not against any RCAP Company) relating to the subject matter of this Agreement, ARCP OP shall control the litigation with counsel of its choice; provided that ARCP OP shall not settle any claim without RCAP’s consent, which consent shall not unreasonably be withheld.

b.     ARCP OP will indemnify each of the RCAP Companies against, and agrees to hold any of them harmless from, any and all damage, loss, claim, liability and expense (including, without limitation, reasonable attorneys’ fees and expenses in connection with any claim, action, suit or proceeding brought against any of them) incurred or suffered by any RCAP Company arising out of:

i.    a breach of this Agreement by ARCP OP;

ii.   any claim for compensation or benefits by the Leased Employees (or the dependents or beneficiaries thereof) related to or arising from events during or preceding the Term; or

iii.  acts or omissions relating to the subject matter of this Agreement by an ARCP Company employee, excluding the Leased Employees while Leased Employees, or an agent or contractor engaged by an ARCP Company or the acts or omissions of any ARCP Company.

provided, however, that none of the ARCP Companies shall be obligated to indemnify any RCAP Company for any damage, loss, claim, liability and expense to the extent arising or resulting directly from the gross negligence or intentional misconduct of any RCAP Company.

7.          Controlling Law. The interpretation and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law doctrines.

8.          Modifications. The Parties agree that the provisions of this Agreement may not be modified by any subsequent agreement unless the modifying agreement is (i) in writing, (ii) specifically references this Agreement, and (iii) is signed by authorized representatives of the Parties.

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9.          Access to Leased Employee Records. Subject to any limitations imposed by applicable Law, the ARCP Companies shall make payroll and employee benefit plan records with respect to the Leased Employees available to RCAP for the reasonable and legitimate business, financial and tax requirements of RCAP upon reasonable request and at the expense of RCAP.

10.         Severability. The Parties acknowledge and agree that each provision of this Agreement shall be enforceable independently of every other provision. Furthermore, in the event that any provision is deemed to be unenforceable for any reason, the remaining provisions shall remain effective, binding and enforceable.

11.         Controlling Upon Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. This Agreement may not be assigned by any Party, except to a wholly controlled affiliate or wholly owned subsidiary of such Party, or with the written permission of the other Party.

12.         Notices. All notices or other communications hereunder shall be given and received in the manner set forth under Section 10.2 of the Equity Purchase Agreement.

13.         Counterparts. This Agreement may be executed in multiple counterparts, all of which shall constitute a single agreement.

14.         Captions. The titles of the sections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms and provisions hereof. As used in this Agreement, the plural shall include the singular and the singular shall include the plural whenever appropriate.

15.         Waivers. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the Parties to be charged, and, unless otherwise stated therein, no such waiver shall constitute a waiver of any other provision hereof (whether or not similar) or a continuing waiver.

16.         Third Parties. Except as otherwise explicitly provided herein, nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any other persons (including the Leased Employees) other than the Parties and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any Party, nor shall any provision give any third parties any right of subrogation or action over or against any of the Parties hereto. This Agreement is not intended to and does not create any third party beneficiary rights whatsoever.

17.         Relationship of the Parties. No joint venture, partnership, agency, employment or co-employment relationship is created by this Agreement. No Party shall act as an agent or partner of the other Party or make any commitments for or create any obligations of the other Party, except as provided herein, without the other Party’s prior written consent.

18.         Survival. The provisions of this Agreement shall survive the expiration of the Term and the termination of ARCP OP’s services pursuant to this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By:
Name:
Title:

RCS CAPITAL CORPORATION

By:
Name:
Title:

[Signature Page to Employee Leasing Agreement]

Attachment A

[Leased Employees to be listed and associated wage and salary rates per Leased Employee]

Attachment B

On the Effective Date with respect to both the remainder of the calendar month in which the Effective Date occurs and the subsequent calendar month, and thereafter not less than five days prior to the commencement of any subsequent calendar month during the Term, RCAP shall pay to ARCP OP an amount equal to the sum of the following for services to be rendered to a RCAP Company by the Leased Employees during each calendar month (or portion thereof) of the Term. Any excess of amounts paid for any calendar month shall be credited towards and reduce RCAP’s payment obligations for the next calendar month. ARCP OP shall refund to RCAP any amounts paid as of the expiration of the Term that are in excess of the amounts actually paid by ARCP OP by no later than 10 business days after the expiration of the Term.

1.	The wages and salary payable by the applicable ARCP Company to the Leased Employees in the ordinary course of business consistent with past practice with respect to such services, including for holidays but excluding paid time off, with such wages and salary to be based on the wage and salary rates set forth on Attachment A;

2.	Employer matching contributions in the ordinary course of business which are consistent with past practice due to the applicable ARCP Company’s defined contribution plan based on 401(k) contributions deferred from wages and salary described in item 1;

3.	All insurance premiums payable by the applicable ARCP Company pursuant to this Agreement (adjusted pro-rata based on the number of Leased Employees as compared to the total number of such ARCP Company’s employees covered under each applicable policy of insurance), including the employer-paid portion of premiums under any insured welfare/workers’ compensation plan or program due for such period (pro-rated if is appropriate and actual coverage provided is less than a full calendar month) in respect of Leased Employees; and

4.	The amount of payroll taxes imposed on and payable by the applicable ARCP Company during such period in respect of the above items.

The amount payable with respect to any Leased Employee whose lease provides for less than the Leased Employee’s full work time will be pro-rated based on the percentage of work time such Leased Employee will provide to the RCAP Companies. For the avoidance of doubt, any amount paid by RCAP for Leased Employee services shall not include any costs attributable to any other ARCP OP (or any of its Affiliates) compensation or benefit plan or program, including, without limitation any severance plan or program.

ARCP OP shall provide RCAP with a statement of the amounts to be paid by RCAP hereunder prior to the Effective Date with respect to the first such period and not less than 10 days prior to the first day of each subsequent calendar month thereafter.

Exhibit E

FORM OF TRANSITION SERVICES SIDE LETTER

COLE CAPITAL ADVISORS, INC.

CONFIDENTIAL

RCS Capital Corporation

405 Park Avenue, 15th Floor

New York, NY 10022

Ladies and Gentlemen:

Reference is hereby made to that certain Equity Purchase Agreement (the “Purchase Agreement”), dated September 30, 2014, by and between ARC Properties Operating Partnership, L.P., a Delaware limited partnership (“Seller”), and RCS Capital Corporation, a Delaware corporation (“Buyer”). Capitalized terms used but not defined herein shall have their respective meanings as set forth in the Purchase Agreement.

In connection with the sale of the Business from Seller to Buyer as contemplated by the Purchase Agreement, Cole Capital Advisors, Inc. (“CCA”) (or its designee) shall provide assistance in the conveyance of the Business to Buyer, including the services set forth on Exhibit A hereto (the “Services”), for a period commencing on October 1, 2014 and ending on December 31, 2014. As consideration for the Services to be rendered hereunder, Buyer agrees to pay to CCA such amount in cash as set forth on Exhibit B, payable at least three (3) Business Days prior to the Second Closing (the “Consideration”). In the event that the Second Closing does not occur by the Outside Date, CCA shall promptly refund to Buyer any amounts paid hereunder.

Neither this letter agreement nor any of the rights, interests or obligations under this letter agreement shall be assigned by either of the parties without the prior written consent of the other party; provided, that, CCA (or its designee) may assign this letter agreement or any of its rights, interests or obligations hereunder (including its right to receive the Consideration) to one or more of its Affiliates. Subject to the preceding sentence, this letter agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and permitted assigns.

This letter agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Delaware, and each party hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

This letter agreement may be executed in two (2) or more counterparts, including facsimile counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party, it being understood that each party need not sign the same counterpart.

[SIGNATURE PAGE FOLLOWS]

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If you are in agreement with the foregoing, please sign and return one copy of this letter agreement which will thereupon constitute the agreement of the parties hereto with respect to the subject matter of this letter agreement.

Very truly yours,

COLE CAPITAL ADVISORS, INC.

By:
Name:
Title:

Accepted and agreed to as of the date
first written above:

RCS CAPITAL CORPORATION

By:
Name:
Title:

[Signature Page to Transition Services Side Letter]

Exhibit A

1.	Transfer of FF&E items
2.	Assistance in transfer of selling agreements
3.	Assistance in conveyance of employees and related matters
4.	Event coordination
5.	Conveyance of accounting systems
6.	Assistance in IT transfer

Exhibit B

Seller’s reasonable estimate of the cost of providing the Services.

Exhibit F

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of [•], 2014, is entered between ARC Properties Operating Partnership, L.P., a Delaware limited partnership (“Assignor”), and RCS Capital Corporation, a Delaware corporation (“Assignee”).

WITNESSETH:

WHEREAS, this Assignment is being executed and delivered pursuant to that certain Equity Purchase Agreement dated as of September 30, 2014 (the “Purchase Agreement”) by and between Assignor and Assignee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

WHEREAS, Assignor owns one hundred percent (100%) of the limited liability company interests (the “Interests”) in Cole Capital Partners, LLC, an Arizona limited liability company (“CCP”);

WHEREAS, Assignor desires to assign, transfer and convey one hundred percent (100%) of Assignor's right, title and interest in, to and under the Interests to Assignee; and

WHEREAS, Assignee desires to acquire one hundred percent (100%) of the Interests.

NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreement contained herein, and for other good and valuable consideration, do hereby agree as follows:

1.	Assignment and Assumption. Upon the execution of this Assignment by the parties hereto, Assignor does hereby assign, transfer and convey to Assignee one hundred percent (100%) of the Interests, free and clear of all Liens, and all of Assignor’s rights with respect to such Interests. Assignee does hereby assume and accept one hundred percent (100%) of the Interests and all of the duties and responsibilities thereto to the extent provided for in the Purchase Agreement.

2.	Admission. Contemporaneously with the assignment described in Paragraph 1 of this Assignment, Assignee shall become the sole member of CCP, and Assignor shall cease to be a member of CCP.

3.	Continuation of CCP. The assignment of one hundred percent (100%) of the Interests shall not dissolve CCP, and the business of CCP shall continue.

4.	Consideration. Assignee has paid good and valuable consideration to Assignor for one hundred percent (100%) of the Interests, the receipt and sufficiency of which are hereby acknowledged.

5.	Binding Effect. This Assignment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6.	Execution in Counterparts. This Assignment may be executed (a) in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and (b) by telecopy or other facsimile signature (which shall be deemed an original for all purposes).

7.	Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law principles thereof.

8.	Recourse. This Assignment is made without recourse, representation or warranty, except as otherwise set forth in the Purchase Agreement.

9.	Conflict. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms of this Assignment, the terms of the Purchase Agreement shall govern.

10.	Further Assurances. Each party hereto shall cooperate at all times from and after the date hereof with respect to all of the matters described herein, and shall execute such further documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Assignment. Without limiting the foregoing, Assignor hereby irrevocably constitutes and appoints Assignee as Assignor’s attorney-in-fact to transfer Assignor’s Interests on the books and records of CCP, with full power of substitution in the premises.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.

ARC PROPERTIES OPERATING PARTNERSHIP, INC.

By:
Name:
Title:

RCS CAPITAL CORPORATION

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]

Exhibit G

FORM OF INVESTMENT OPPORTUNITY ALLOCATION AGREEMENT

This INVESTMENT OPPORTUNITY ALLOCATION AGREEMENT (this “Agreement”) is dated as of [•]1, 2014, by and among American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”), RCS Capital Corporation, a Delaware corporation (“RCAP”), [ARCP Sub-advisor 1], a Delaware limited liability company (“ARCP Sub-advisor 1”), [ARCP Sub-advisor 2], a Delaware limited liability company (“ARCP Sub-advisor 2”), [ARCP Sub-advisor 3], a Delaware limited liability company (“ARCP Sub-advisor 3”), [ARCP Sub-advisor 4], a Delaware limited liability company (“ARCP Sub-advisor 4”), and [ARCP Sub-advisor 5], a Delaware limited liability company (“ARCP Sub-advisor 5” and, collectively, the “Sub-advisors”).

WHEREAS, ARCP is the general partner of ARC Properties Operating Partnership, L.P., a Delaware limited partnership (the “Seller”);

WHEREAS, RCAP and the Seller have entered into that certain Equity Purchase Agreement dated as of September 30, 2014 (the “Purchase Agreement”);

WHEREAS, the Purchase Agreement requires delivery of this Agreement;

WHEREAS, Cole Credit Property Trust IV, Inc., a Maryland corporation (“CCPT IV”), receives certain sub-advisory services from ARCP or one or more Affiliates of ARCP, pursuant to a Sub-advisory Agreement, dated as of [•]2, 2014, as amended from time to time, by and between ARCP Sub-advisor 1, as sub-advisor, and Cole REIT Advisors IV, LLC, a Delaware limited liability company (“CCPT IV Advisor”), as advisor (the “CCPT IV Agreement”);

WHEREAS, Cole Credit Property Trust V, Inc., a Maryland corporation (“CCPT V”), receives certain sub-advisory services from ARCP or one or more Affiliates of ARCP, pursuant to a Sub-advisory Agreement, dated as of [•]3, 2014, as amended from time to time, by and between ARCP Sub-advisor 2, as sub-advisor, and Cole REIT Advisors V, LLC, a Delaware limited liability company (“CCPT V Advisor”), as advisor (the “CCPT V Agreement”);

WHEREAS, Cole Corporate Income Trust, Inc., a Maryland corporation (“CCIT”), receives certain sub-advisory services from ARCP or one or more Affiliates of ARCP, pursuant to a Sub-advisory Agreement, dated as of [•]4, 2014, as amended from time to time, by and between ARCP Sub-advisor 3, as sub-advisor, and Cole Corporate Income Advisors, LLC, a Delaware limited liability company (“CCIT Advisor”), as advisor (the “CCIT Agreement”);

1 To be the date of the Second Closing Date.

2 To be the date of the Second Closing Date.

3 To be the date of the Second Closing Date.

4 To be the date of the Second Closing Date.

WHEREAS, Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation (“CCIT II”), receives certain sub-advisory services from ARCP or one or more Affiliates of ARCP, pursuant to a Sub-advisory Agreement, dated as of [•]5, 2014, as amended from time to time, by and between ARCP Sub-advisor 4, as sub-advisor, and Cole Corporate Income Advisors II, LLC, a Delaware limited liability company (“CCIT II Advisor”), as advisor (the “CCIT II Agreement”);

WHEREAS, Cole Real Estate Income Strategy (Daily Nav), Inc., a Maryland corporation (“INAV”) receives certain sub-advisory services from ARCP or one or more Affiliates of ARCP, pursuant to a Sub-advisory Agreement, dated as of [•]6, 2014, as amended from time to time, by and between ARCP Sub-advisor 5, as sub-advisor, and Cole Real Estate Income Strategy (Daily NAV), LLC, a Delaware limited liability company (“INAV Advisor”), as advisor (the “INAV Agreement”);

WHEREAS, it is contemplated that Cole Office & Industrial REIT (CCIT III), Inc., a Maryland corporation (“CCIT III”), will receive certain sub-advisory services from ARCP or one or more Affiliates of ARCP, pursuant to a Sub-advisory Agreement to be entered into by and between ARCP or one or more Affiliates of ARCP, as sub-advisor, and Cole Corporate Income Advisors III, LLC, a Delaware limited liability company (“CCIT III Advisor”), as advisor (the “CCIT III Agreement”);

WHEREAS, it is contemplated that Cole Credit Property Trust VI, Inc., a Maryland corporation (“CCPT VI” and together with CCPT IV, CCPT V, CCIT, CCIT II, INAV and CCIT III, the “Funds” and each, a “Fund”), will receive certain sub-advisory services from ARCP or one or more Affiliates of ARCP, pursuant to a Sub-advisory Agreement to be entered into by and between ARCP or one or more Affiliates of ARCP, as sub-advisor, and Cole REIT Advisors VI, LLC, a Delaware limited liability company (“CCPT VI Advisor” and together with CCPT IV Advisor, CCPT V Advisor, CCIT Advisor, CCIT II Advisor, INAV Advisor and CCIT III Advisor, the “Advisors”), as advisor (the “CCPT VI Agreement” and together with the CCPT IV Agreement, CCPT V Agreement, CCIT Agreement, CCIT II Agreement, INAV Agreement and  CCIT III Agreement, the “Sub-advisor Agreements”);

WHEREAS, each Fund is a public real estate investment trust sponsored by Cole Capital Corporation, an Arizona corporation, or its Affiliates;

WHEREAS, ARCP (and/or its Affiliates) and each Fund has invested in, or may in the future invest in, the Proposed Property Acquisitions; and

WHEREAS, ARCP and the Funds wish to delineate their respective rights and obligations with respect to each other in connection with investing in the Proposed Property Acquisitions.

5 To be the date of the Second Closing Date.

6 To be the date of the Second Closing Date.

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NOW, THEREFORE, in consideration of the mutual agreements herein made and intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE I
INVESTMENT OPPORTUNITIES

1.1           Committees.

(a)          The parties agree that ARCP shall establish and maintain an investment allocation committee (the “Allocation Committee”), which shall allocate Proposed Property Acquisitions as set forth in this Article I. The members of the Allocation Committee shall be appointed by ARCP’s Chief Executive Officer, and shall serve at the pleasure of ARCP’s Chief Executive Officer; provided, however, that RCAP shall have the right to appoint one member to the Allocation Committee. ARCP’s Chief Executive Officer also may appoint one or more alternates for each Allocation Committee member who shall be authorized to act in such Allocation Committee member’s absence.

(b)          The parties agree that ARCP shall establish and maintain a portfolio strategy committee (the “Portfolio Committee”), which shall review the allocations made by the Allocation Committee. The members of the Portfolio Committee shall be appointed by ARCP’s Chief Executive Officer, and shall serve at the pleasure of ARCP’s Chief Executive Officer; provided, however, that RCAP shall have the right to appoint one member to the Portfolio Committee.

1.2           Investment Allocation Process.

(a)          The Allocation Committee shall endeavor to meet on a weekly basis. Members of the Allocation Committee may participate by means of conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. The Advisors shall be provided with, on a quarterly basis upon request, certified copies of the minutes of all meetings of the Allocation Committee.

(b)          When a Proposed Property Acquisition is introduced to the Allocation Committee for review, the Allocation Committee shall analyze the following factors in determining whether a Proposed Property Acquisition is most appropriate for ARCP or a particular Fund (each, an “Entity”): (i) how the Proposed Property Acquisition fits into each Entity’s respective investment objectives; (ii) which Entity has available cash to acquire the Proposed Property Acquisition, the amount of such available cash, and how long such cash has been available for investment; (iii) the anticipated operating cash flows and cash requirements of each Entity, respectively; (iv) how the Proposed Property Acquisition would affect the tenant, industry and geographic concentrations in each Entity, respectively; and (v) how the size, income tax effect, potential leverage and projected cash flow of the Proposed Property Acquisition would affect each Entity, respectively. If the Allocation Committee determines that a Proposed Property Acquisition is equally appropriate for one or more Entities, the Allocation Committee

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shall first offer such Proposed Property Acquisition to the Entity that has had the longest period of time elapse since it was allocated an investment opportunity of a similar size and type (e.g., office, industrial or single tenant or multi-tenant retail).

(c)          Notwithstanding the foregoing, in the event that the Allocation Committee, in accordance with Section 1.2(b) above, allocates a Proposed Property Acquisition with a value greater than one hundred million dollars ($100,000,000) to any of CCIT II, CCPT V, CCIT III or CCPT VI, then ARCP shall have the right to veto such allocation and allocate such Proposed Property Acquisition to ARCP.

1.3           Review by Portfolio Committee.

(a) The Portfolio Committee shall meet on a monthly basis to review the allocations made by the Allocation Committee. Members of the Portfolio Committee may participate by means of conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time.

(b) If there have been no subsequent developments associated with a particular Proposed Property Acquisition or the Entity to which the Proposed Property Acquisition was initially allocated by the Allocation Committee, the Portfolio Committee will confirm the allocation of the Proposed Property Acquisition to the selected Entity. If, in the judgment of the Portfolio Committee, a subsequent development has caused any such Proposed Property Acquisition to be more appropriate for an Entity other than an Entity to which the Proposed Property Acquisition was initially allocated, the Portfolio Committee may override the Allocation Committee and specify that the Proposed Property Acquisition should be made available to such other Entity. In making this determination, the Portfolio Committee shall examine the factors set forth in Section 1.2(b) above. For the avoidance of doubt, the Portfolio Committee may not re-allocate a Proposed Property Acquisition with respect to which ARCP exercised its veto right set forth in Section 1.2(b) above. The re-allocation decisions, if any, made by the Portfolio Committee shall be recorded and the record retained by ARCP.

1.4           Compliance with this Agreement. Any determination of a failure to comply with this Agreement shall be reported immediately to the Allocation Committee and to members of senior management of ARCP.

1.5           Miscellaneous.

(a)          The Portfolio Committee shall meet on a quarterly basis with the Allocation Committee to report to the Allocation Committee on the prior quarter’s allocations and to discuss potential investments that are in the pipeline, as well as the Portfolio Committee’s then-current thinking on future allocations.

(b)          The Allocation Committee shall be responsible for establishing and updating the policies and rules set forth herein as it deems appropriate, taking into account all contractual and legal requirements it deems applicable, and shall suggest any amendments to this Agreement

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as necessary to comply with applicable law. The Allocation Committee shall, notwithstanding any contrary provision or policy, follow the Portfolio Committee’s guidance and directives.

(c)          The covenants and agreements set forth in this Article I shall not apply to the extent inconsistent with the constituent documents of any of the Funds or ARCP (or any of its Affiliates), or applicable law.

ARTICLE II
MISCELLANEOUS

2.1           Definitions. For purposes of this Agreement:

(a)          “Affiliate” means, with respect to a specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person.

(b)          “Person” means any individual, general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so permits.

(c)          “Proposed Property Acquisition” means any freestanding, single-tenant real estate assets net leased to investment grade and other creditworthy tenants with a lease duration of 10 or more years.

2.2           Effectiveness of Agreement. This Agreement shall become effective at and as of the Second Closing Date (as defined in the Purchase Agreement).

2.3           No Fiduciary Relationship. The parties acknowledge and agree that neither ARCP nor any of its Affiliates nor any of the Sub-advisors is a fiduciary to, or shall be deemed to have any type of fiduciary relationship with, any of the Funds.

2.4            Sub-advisor Agreements. This Agreement is subject to the terms of each of the Sub-advisor Agreements. In the event of a conflict between the terms of this Agreement and the terms of any of the Sub-advisor Agreements, the terms of such Sub-advisor Agreement shall control.

2.5            Termination. This Agreement shall terminate, with respect to a specific Sub-advisor, on the earliest of the date on which (i) the advisory agreement between the applicable Fund and the Advisor who is party to such Sub-advisor’s Sub-advisor Agreement terminates; (ii) the Sub-advisor Agreement to which such Sub-advisor is party terminates or expires in accordance with its terms and (iii) the Advisor for the Fund to which the Sub-advisor provides advisory services is no longer majority owned and controlled by RCAP or its Affiliates.

2.6            Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly

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provided herein, shall be deemed to have been duly given or made when delivered against receipt or upon actual receipt of (i) personal delivery, (ii) delivery by reputable overnight courier, (iii) delivery by facsimile transmission with telephonic confirmation or (iv) delivery by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below (or to such other address as may be hereafter notified by the respective parties hereto in accordance with this Section 2.6):

ARCP:	American Realty Capital Properties, Inc.
405 Park Avenue, 15th Floor
New York, New York 10022
Attention: Richard A. Silfen, General Counsel
Facsimile: (215) 887-2585

with copies to:	Weil, Gotshal and Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.
Facsimile: (212) 310-8007

Proskauer Rose LLP
Eleven Times Square
New York, NY 10036
Attention: Peter Fass, Esq. and Steven Lichtenfeld, Esq.
Facsimile: (212) 969-2900

RCAP:	RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James A. Tanaka, General Counsel
Fax: (212) 415-6567

with copies to:	Duane Morris LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103
Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.
Facsimile: (215) 405-2906

Proskauer Rose LLP
Eleven Times Square
New York, NY 10036
Attention: Peter Fass, Esq. and Steven Lichtenfeld, Esq.
Facsimile: (212) 969-2900

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2.7           Binding Nature of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns as provided herein.

2.8           Third-Party Beneficiary Rights. This Agreement is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder; provided, however, that the Advisors shall be third-party beneficiaries solely for the purposes of Section 1.2(a) and Section 2.10 of this Agreement.

2.9           Integration. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

2.10         Amendments; Waivers. This Agreement and the terms hereof may not be amended, supplemented or modified except in an instrument in writing executed by the parties hereto, and no waiver of any term or condition hereof or obligation hereunder shall be valid unless made in writing and signed by the party to which performance is due; provided, that no amendment or waiver of this Agreement or any provision hereof shall be effective without the prior written consent of the Advisors (which consent shall not be unreasonably withheld, conditioned or delayed).

2.11          GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR ANY DISTRICT WITHIN SUCH STATE FOR THE PURPOSE OF ANY ACTION OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND TO THE LAYING OF VENUE IN SUCH COURT.

2.12         WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

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2.13         No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of a party hereto, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

2.14         Section Headings. The section and subsection headings in this Agreement are for convenience in reference only and shall not be deemed to alter or affect the interpretation of any provisions hereof.

2.15         Counterparts. This Agreement may be executed (including by facsimile transmission) by the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

2.16         Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:
Name:
Title:

RCS CAPITAL CORPORATION

By:
Name:
Title:

[ARCP SUB-ADVISOR 1]

By:
Name:
Title:

[ARCP SUB-ADVISOR 2]

By:
Name:
Title:

[ARCP SUB-ADVISOR 3]

By:
Name:
Title:

[Signature Page to Investment Opportunity Allocation Agreement]

[ARCP SUB-ADVISOR 4]

By:
Name:
Title:

[ARCP SUB-ADVISOR 5]

By:
Name:
Title:

[Signature Page to Investment Opportunity Allocation Agreement]

Exhibit H

FORM OF SERVICES AGREEMENT

This SERVICES AGREEMENT (this “Agreement”) dated as of [•], 2014, is by and between RCS Capital Corporation, a Delaware corporation (the “Buyer”), and ARC Properties Operating Partnership, L.P. (the “Seller”). The Buyer and the Seller are sometimes referred to herein collectively as the “Parties” and each individually as a “Party” or, as applicable, the “Receiving Party” and the “Providing Party,” which shall mean the applicable Party receiving services hereunder and the applicable Party providing such services hereunder, respectively.

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into that certain Equity Purchase Agreement dated as of September 30, 2014 (the “Purchase Agreement”);

WHEREAS, the Purchase Agreement requires delivery of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, IT IS HEREBY AGREED:

1.          Definitions. Capitalized terms, as used herein, shall have the meanings set forth below:

“Acquired Business” shall mean the private capital management business, including the broker-dealer, wholesale distribution, non-traded REIT sponsorship and advisory businesses.

“Affiliate” shall mean, with respect to a Person, (a) any officer, director, trustee, partner, manager, employee or holder of ten percent (10%) or more of any class of the voting securities of, or equity interest in, such Person; (b) any corporation, partnership, limited liability company, trust or other entity controlling, controlled by or under common control with such Person; or (c) any officer, director, trustee, partner, manager, employee or holder of ten percent (10%) or more of the outstanding voting securities of any corporation, partnership, limited liability company, trust or other entity controlling, controlled by or under common control with such Person. For purposes of this definition, the term “controls,” “is controlled by,” or “is under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting rights, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by Law or executive order to close.

“Buyer” shall have the meaning set forth in the preamble.

“Buyer Business Information” shall have the meaning set forth in Section 18(a).

“Confidentiality Agreement” shall have the meaning set forth in Section 18(a).

“Force Majeure Event” shall have the meaning set forth in Section 12.

“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality or applicable self-regulatory organization.

“Landlord” shall have the meaning set forth in Section 6.

“Law” shall mean any applicable federal, state, local or foreign or provincial law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, award or agency requirement of or undertaking to or agreement with any Governmental Entity.

“Parties” and “Party” shall have the meaning set forth in the preamble.

“Person” shall mean an individual, corporation, partnership, joint venture, association, company (whether of limited liability or otherwise), trust, bank or other entity, or government or any agency or political subdivision of a government.

“Premises” shall mean floors 1, 8 and 9 in that certain commercial office building located at 2325 E. Camelback Road, Phoenix, Arizona 85106.

“Premises Lease” shall mean that certain Office Lease Agreement by and between 24TH AND CAMELBACK PHASE II L.L.C., as landlord, and Diamond Real Estate, LLC, as tenant, dated as of December 16, 2010.

“Premises License” shall have the meaning set forth in Section 6.

“Purchase Agreement” shall have the meaning set forth in the recitals.

“Representative” of a Person means any director, officer, employee, agent, consultant, accountant, auditor, attorney or other representative of such Person.

“SEC” shall mean the United States Securities and Exchange Commission.

“Seller” shall have the meaning set forth in the preamble.

“Seller Business” shall mean the business of the Seller (excluding the Acquired Business) as presently conducted or as proposed to be conducted on the date hereof.

“Seller Business Information” shall have the meaning set forth in Section 18(a).

“Sub-Advisory Agreements” shall mean those certain sub-advisory agreements, dated as of the date hereof, by and between the Seller (or its Affiliate) and each of Cole Credit Property Trust IV, Inc., a Maryland corporation; Cole Credit Property Trust V, Inc., a Maryland corporation; Cole Corporate Income Trust, Inc., a Maryland corporation; Cole Office &

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Industrial REIT (CCIT II), Inc., a Maryland corporation; and Cole Real Estate Income Strategy (Daily NAV), Inc., a Maryland corporation.

“Sublease” shall have the meaning set forth in Section 6.

2.          Effectiveness of Agreement. This Agreement shall become effective at and as of the Second Closing Date (as defined in the Purchase Agreement).

3.          Services Provided to the Buyer.

(a)          The Buyer, on its own behalf and on behalf of its Affiliates, hereby retains and appoints the Seller as the services provider of the Buyer and to perform the services hereinafter set forth (or to cause an Affiliate of the Seller to provide such services), and the Seller hereby accepts such appointment, all subject to the terms and conditions hereinafter set forth. In the performance of this undertaking, the Seller shall devote sufficient resources to discharge its obligations hereunder and shall provide the following services (or shall cause an Affiliate of the Seller to provide such services):

•	acquisition support;
•	accounting support;
•	information technology support;
•	asset management services on behalf of the 1031 exchange, tenant in common and Delaware statutory trust businesses acquired by the Buyer in connection with the transactions contemplated by the Purchase Agreement; and
•	any and all other services requested by the Buyer (including, without limitation, the services set forth in the Sub-Advisory Agreements) in accordance with Section 3(e).

(b)          The foregoing services shall not include any legal support services.

(c)          The services hereunder shall be available to the Buyer only for purposes of conducting the Acquired Business substantially in the manner it was conducted by the Seller prior to the date hereof. In furtherance of the foregoing and, subject to the terms and conditions set forth in this Agreement, during the term of this Agreement, the Seller shall provide, or shall cause to be provided, to the Buyer (and/or its Affiliates) each of the services hereunder, but in each case only at the locations such services have been provided to the Acquired Business prior to the date hereof in the ordinary course of the Acquired Business.

(d)          The Seller shall not be obligated to provide, or cause to be provided, any services hereunder if to do so would require it or any of its Affiliates to incur (after giving effect to the fees payable hereunder) any cost or expense, to hire any additional employees or consultants, to pay overtime to employees, or to acquire any additional equipment or software. If any service cannot be provided by reason of this Section 3(d), the Seller shall provide the Buyer with written notice thereof (together with a reasonable description of such service and the approximate actual cost thereof to the Seller (without markup) to provide such service). Upon

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receipt of such notice, the Buyer may request that the Seller, and the Seller shall, provide or cause to be provided such service upon the Buyer’s agreement to bear such incremental costs; provided, however, that the Seller shall not be required to provide such service to the extent it is required to hire any additional employees (other than temporary employees) beyond the number of employees necessary to provide such service prior to the date hereof.

(e)          The Buyer may request in writing that the Seller provide additional services not otherwise provided hereunder, which request must include a description of the services requested to be performed and, if any, the associated business specifications. The Seller shall consider such request by the Buyer in good faith and if the Seller agrees to perform such additional services, then the performance of such additional services shall be subject to the terms and conditions of this Agreement; provided, however, the Seller shall have no obligation to provide such additional services to the Buyer.

(f)           The Buyer hereby grants to the Seller, to the extent of any proprietary interest the Buyer or its Affiliates may have in the name “Cole Capital” or any derivative thereof a non-transferable, non-assignable, non-exclusive, royalty-free right and license to use the name “Cole Capital” or any derivative thereof in connection with providing services hereunder until the expiration or termination of this Agreement. The Seller shall have the authority to enter into contracts in the name of any entity with respect to which the Parties have entered into a Sub-Advisory Agreement in connection with the performance of its duties under this Agreement.

4.          Services Provided to the Seller.

(a)          The Seller, on its own behalf and on behalf of its Affiliates, hereby retains and appoints the Buyer as the services provider of the Seller and to perform the services hereinafter set forth (or to cause an Affiliate of the Buyer to provide such services), and the Buyer hereby accepts such appointment, all subject to the terms and conditions hereinafter set forth. In the performance of this undertaking, the Buyer shall devote sufficient resources to discharge its obligations hereunder and shall provide the following services (or shall cause an Affiliate of the Buyer to provide such services):

•	accounting system services; and
•	any and all other services requested by the Seller in accordance with Section 4(e).

(b)          The foregoing services shall not include any legal support services.

(c)          The services hereunder shall be available to the Seller only for purposes of conducting the Seller Business substantially in the manner it was conducted prior to the date hereof. In furtherance of the foregoing and, subject to the terms and conditions set forth in this Agreement, during the term of this Agreement, the Buyer shall provide, or shall cause to be provided, to the Seller (and/or its Affiliates) each of the services hereunder, but in each case only at the locations such services have been provided to the Seller Business prior to the date hereof in the ordinary course of the Seller Business.

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(d)          The Buyer shall not be obligated to provide, or cause to be provided, any services hereunder if to do so would require it or any of its Affiliates to incur (after giving effect to the fees payable hereunder) any cost or expense, to hire any additional employees or consultants, to pay overtime to employees, or to acquire any additional equipment or software. If any service cannot be provided by reason of this Section 4(d), the Buyer shall provide the Seller with written notice thereof (together with a reasonable description of such service and the approximate actual cost thereof to the Buyer (without markup) to provide such service). Upon receipt of such notice, the Seller may request that the Buyer, and the Buyer shall, provide or cause to be provided such service upon the Seller’s agreement to bear such incremental costs; provided, however, that the Buyer shall not be required to provide such service to the extent it is required to hire any additional employees (other than temporary employees) beyond the number of employees necessary to provide such service prior to the date hereof.

(e)          The Seller may request in writing that the Buyer provide additional services not otherwise provided hereunder, which request must include a description of the services requested to be performed and, if any, the associated business specifications. The Buyer shall consider such request by the Seller in good faith and if the Buyer agrees to perform such additional services, then the performance of such additional services shall be subject to the terms and conditions of this Agreement; provided, however, the Buyer shall have no obligation to provide such additional services to the Seller.

5.           Standard of Care.

(a)          The duties to be performed by the Providing Party pursuant to this Agreement may be performed by it or by its officers, members or directors or by Affiliates of the foregoing under the direction of the Providing Party or delegated to unaffiliated third parties under the Providing Party’s direction. If any duties to be performed hereunder are delegated by the Providing Party to an unaffiliated third party, then the Providing Party shall provide the Receiving Party with written notice of such delegation.

(b)          Except as otherwise provided in this Agreement, and provided that the Providing Party is not restricted by an existing contract with a third party or by Law, the Providing Party agrees to perform, or cause to be performed, the services hereunder such that the standard of care at which such services are performed shall be substantially the same as the standard of care that the Providing Party provides to its Affiliates with respect to such services. In the event there is any restriction on the Providing Party by an existing contract with a third party or by Law that would restrict the standard of care applicable to delivery of the services to be provided by the Providing Party to the Receiving Party, the Providing Party shall use its commercially reasonable best efforts in good faith to provide such services in a manner as closely as possible to the standards described in this Section 5(b).

(c)          Each Party hereto shall be responsible for its own compliance with any and all Laws applicable to its performance under this Agreement. No Party will take any action in violation of any such applicable Law that would reasonably be likely to result in liability being imposed on the other Party.

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(d)          Except as expressly set forth herein, the Parties acknowledge and agree that the services hereunder are provided as-is, that the Receiving Party assumes all risks and liability arising from or relating to its use of and reliance upon such services and the Providing Party makes no representation or warranty with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE PROVIDING PARTY HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICES HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NON-INFRINGEMENT, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS OF THE SERVICES HEREUNDER FOR A PARTICULAR PURPOSE.

6.          Premises. Subject to obtaining the prior written consent of 24TH AND CAMELBACK PHASE II L.L.C. (the “Landlord”), the Seller shall provide the Buyer with exclusive use of, and access to, the Premises, and the use of the equipment located at the Premises that has been previously used by the Seller or its Affiliates prior to the date hereof, in each case in substantially the same manner as such space and equipment was used or accessed in the conduct of the Acquired Business prior to the date hereof (collectively, the “Premises License”). The Premises License shall terminate upon the termination of this Agreement in accordance with its terms. Promptly following the date hereof, the Seller and the Buyer shall use their reasonable efforts (a) to negotiate a sublease (the “Sublease”) with respect to the Premises (provided that the terms of the Sublease shall in no way increase the cost of the use and access of the Premises and the related service provided hereunder by the Seller or any of its Affiliates to the Buyer or any of its Affiliates), or (b) assist the Buyer to negotiate a lease of the premises directly with the Landlord. To the extent not obtained prior to the date hereof, the Seller shall use its best efforts to obtain the written consent of the Landlord to (i) the use and access of the Premises by the Buyer pursuant to this Section 6 and (ii) the execution by the Seller and the Buyer of the Sublease. The Buyer shall not use the Premises in a manner, or take, cause or allow to be taken, an action with respect to the Premises that would cause the Seller to be in violation of the terms of the Premises Lease.

7.          Fees and Other Compensation of the Seller. The Seller or its designees shall be entitled to receive from the Buyer its actual costs and expenses incurred (with costs and expenses in connection with the services provided by Seller’s Representatives calculated based on hourly rates set forth on Annex A). The Seller shall invoice the Buyer monthly in arrears for all costs and expenses due pursuant to this Section 7. The Buyer (or the Buyer’s Affiliates on behalf of the Buyer) shall pay to the Seller all invoiced amounts by wire transfer within thirty (30) days of the date of receipt of such invoice as instructed by the Seller.

8.          Fees and Other Compensation of the Buyer. The Buyer or its designees shall be entitled to receive from the Seller its actual costs and expenses incurred (with costs and expenses in connection with the services provided by Buyer’s Representatives calculated based on hourly rates set forth on Annex B). The Buyer shall invoice the Seller monthly in arrears for all costs and expenses due pursuant to this Section 8. The Seller (or the Seller’s Affiliates on behalf of the Seller) shall pay to the Buyer all invoiced amounts by wire transfer within thirty (30) days of the date of receipt of such invoice as instructed by the Buyer.

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9.          Records. At all times, the Providing Party shall keep books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Receiving Party and the Receiving Party’s Representatives at any time during the ordinary business hours of the Providing Party.

10.         Access. The Receiving Party shall, and shall cause its Affiliates to, allow the Providing Party and its Representatives reasonable access to the facilities of the Receiving Party necessary for the Providing Party to provide services under this Agreement.

11.         Term; Termination of Agreement. This Agreement shall continue in full force and effect so long as any of the Sub-Advisory Agreements are in full force and effect; provided, however, that either Party may terminate this Agreement upon sixty (60) days’ prior written notice to the other Party. Upon the termination of this Agreement, each Party will cooperate with the other Party and take all reasonable steps requested to assist such other Party in making an orderly transition of the services provided hereunder. From and after the effective date of termination of this Agreement, neither Party shall be entitled to compensation for further services provided hereunder, but shall be paid all compensation and reimbursed for all expenses accrued through the date of termination within thirty (30) days of such termination.

12.         Force Majeure. Each Party will be excused for any failure or delay in performing any of its obligations under this Agreement (other than payment obligations) if such failure or delay is caused by any act of God, accident, explosion, fire, act of terrorism, storm, earthquake, flood, strike, labor dispute or similar extraordinary circumstance or event outside the reasonable control of the non-performing Party (each a “Force Majeure Event”). Following notice of a Force Majeure Event by a Party, the Parties shall consult to assess the Force Majeure Event and any ways in which the same may be avoided or mitigated. During the pendency of a Force Majeure Event, the affected Providing Party shall use its commercially reasonable efforts to minimize the effect of Force Majeure Event on and to resume the performance of its obligations under this Agreement with the least practicable delay.

13.         No Partnership or Joint Venture. The Buyer and the Seller are not partners or joint venturers with each other and nothing herein shall be construed to make them partners or joint venturers or impose any liability as such on either of them.

14.         Indemnification.

(a)          Subject to subsections (b)-(d) below, the Receiving Party shall indemnify the Providing Party and its Affiliates for any loss arising out of any of their acts or omissions in connection with this Agreement and the Providing Party and its Affiliates will be held harmless for any loss or liability (whether in contract, tort or otherwise) suffered by the Receiving Party or any of its Affiliates, as applicable.

(b)          The Receiving Party shall not indemnify the Providing Party or its Affiliates for any loss or liability suffered by the Providing Party or its Affiliates, nor shall it hold the Providing Party or its Affiliates harmless for any loss or liability suffered by the Receiving Party or any of its Affiliates unless all of the following conditions are met: (i) the

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Providing Party or its Affiliates determined in good faith that the course of conduct which caused the loss or liability was in the best interests of the Receiving Party (and/or its Affiliates, as applicable), (ii) the Providing Party or its Affiliates were acting on behalf of the Receiving Party or its Affiliates or performing services for the Receiving Party or its Affiliates, (iii) such liability or loss or expense was not the result of gross negligence or willful misconduct on the part of the Providing Party or its Affiliates and (iv) such indemnification or agreement to hold harmless shall be recoverable only out of the net assets of the Receiving Party and its Affiliates and not from the stockholders, partners or members of the Receiving Party and its Affiliates.

(c)          Notwithstanding anything to the contrary in Section 14(b) above, the Receiving Party shall not indemnify the Providing Party or its Affiliates or any persons acting as a broker-dealer for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities Laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities Law violations as to the particular indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the matter has been advised of the position of the SEC and the published position of any state securities regulatory authority as to indemnification for violations of securities Law.

(d)          The Receiving Party will advance amounts to the Providing Party or its Affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Receiving Party or its Affiliates, (ii) the legal action is initiated by a third party who is not a stockholder or is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves the advancement and (iii) the Providing Party or its Affiliates undertake in writing to repay the advanced funds to the Receiving Party or its Affiliates, as applicable, together with the applicable legal rate of interest thereon, in cases in which the Providing Party or its Affiliates are found not to be entitled to indemnification.

15.         Amendments. Subject to compliance with applicable Law, the provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of each of the Parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties. Any waiver of compliance with any provision of this Agreement shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby.

16.         Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Party, except (i) the Buyer may assign this Agreement or any of its rights or obligations hereunder to one or more of its Affiliates, provided that no such assignment shall relieve the Buyer of any of its obligations hereunder, and (ii) the Seller may assign this Agreement or any of its rights or obligations hereunder to one or more of its Affiliates, provided that no such assignment shall relieve the Seller of any of its obligations

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hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the Parties and their respective successors and permitted assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the Parties hereto any rights or remedies under this Agreement.

17.         Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Buyer, to:

RCS Capital Corporation

405 Park Avenue, 15th Floor

New York, New York 10022

Attention: James A. Tanaka, General Counsel

Facsimile: (212) 415-6567

with copies to:

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.

Facsimile: (215) 405-2906

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Peter Fass, Esq. and Steven L. Lichtenfeld, Esq.

Facsimile: (212) 969-2900

If to the Seller, to

American Realty Capital Properties, Inc.

405 Park Avenue, 15th Floor

New York, New York 10022

Attention: Richard A. Silfen, General Counsel

Facsimile: (215) 887-2585

with copies to:

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Weil, Gotshal and Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.

Facsimile: (212) 310-8007

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Peter Fass, Esq. and Steven Lichtenfeld, Esq.

Facsimile: (212) 969-2900

18.         Confidential Information.

(a)          All information and materials provided pursuant to or in connection with this Agreement shall be subject to the provisions of the Confidentiality Agreement entered into between the Seller and the Buyer on September 3, 2014 (the “Confidentiality Agreement”). From and after the date hereof, the Seller shall, and shall cause its Affiliates and Representatives to, keep confidential and not use for any purpose all nonpublic information regarding the Acquired Business or any of the Buyer, its Affiliates or their respective subsidiaries of which the Seller or such Affiliates or Representatives may be aware (“Buyer Business Information”), subject only to the exceptions to the confidentiality and non-use obligations of the Seller and such Affiliates and Representatives in the Confidentiality Agreement, as applied mutatis mutandis to the Seller and such Affiliates and Representatives with respect to Buyer Business Information. From and after the date hereof, the Buyer shall, and shall cause its Affiliates and Representatives to, keep confidential and not use for any purpose all nonpublic information regarding the Seller Business or any of the Seller, its Affiliates or their respective subsidiaries of which the Buyer or such Affiliates or Representatives may be aware (“Seller Business Information”), subject only to the exceptions to the confidentiality and non-use obligations of the Buyer and such Affiliates and Representatives in the Confidentiality Agreement, as applied mutatis mutandis to the Buyer and such Affiliates and Representatives with respect to Seller Business Information.

(b)          Each Party shall comply with all applicable state, federal and foreign privacy and data protection Laws that are or that may in the future be applicable to the provision of services hereunder.

19.         Headings. The section headings herein have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction, interpretation or effect of this Agreement.

20.         No Waivers. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be

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construed as a waiver of such right, remedy, power or privilege with respect to any other occurrences. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

21.         Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that each Party need not sign the same counterpart.

22.         Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement.

23.         Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Delaware, and each Party hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 17 shall be deemed effective service of process on such Party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24.         Non-Recourse. No past, present or future incorporator, member, partner, stockholder, Affiliate or Representative of either Party or its Affiliates shall have any liability for any obligations or liabilities of such Party or its Affiliates, under this Agreement of or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

25.         Severability. If any provision of this Agreement is held to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed as of the day and year first above written.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:
Name:
Title:

RCS CAPITAL CORPORATION

By:
Name:
Title:

[Signature Page to Services Agreement]

Annex A

Seller Rates

[To be provided.]

Annex B

Buyer Rates

[To be provided.]

Exhibit I

FORM OF NON-COMPETITION AND EXCLUSIVITY AGREEMENT

This Non-Competition AND EXCLUSIVITY Agreement (this “Agreement”) is made as of the [[•] day of [•]]1, 2014, by and among RCS Capital Corporation, a Delaware corporation (the “Company”), American Realty Capital Properties, Inc., a Maryland corporation (“Seller GP”), and the executives of Seller GP set forth on the signature pages hereto (the “Seller GP Executives”). The Company, Seller GP and the Seller GP Executives are sometimes referred to herein collectively as the “Parties” and each individually as a “Party.”

WHEREAS, Seller GP is the general partner of ARC Properties Operating Partnership, L.P., a Delaware limited partnership (the “Seller”);

WHEREAS, the Company and Seller have entered into that certain Equity Purchase Agreement dated as of September 30, 2014 (the “Purchase Agreement”); and

WHEREAS, the Purchase Agreement requires delivery of this Agreement.

NOW, THEREFORE, the Parties hereto, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

1.           Definitions. Capitalized terms, as used herein, shall have the meanings set forth below:

“Advisory Services” shall mean, whether pursuant to an advisory agreement, sub-advisory agreement, management agreement or otherwise, services of the type provided or to be provided to the Carbon Funds by Seller GP or any Affiliate of Seller GP, including, without limitation: investment and financial advice, investment analysis, transaction structure and negotiation advice, general administration services, property management and leasing services, and daily management and supervision services.

“Affiliate” shall mean, with respect to a Person, (a) any officer, director, trustee, partner, manager, employee or holder of ten percent (10%) or more of any class of the voting securities of or equity interest in such Person; (b) any corporation, partnership, limited liability company, trust or other entity controlling, controlled by or under common control with such Person; or (c) any officer, director, trustee, partner, manager, employee or holder of ten percent (10%) or more of the outstanding voting securities of any corporation, partnership, limited liability company, trust or other entity controlling, controlled by or under common control with such Person. For purposes of this definition, the term “controls,” “is controlled by,” or “is under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting rights, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

1 To be the date of the Second Closing Date.

“Carbon Funds” shall mean Cole Real Estate Income Strategy (Daily Nav), Inc., a Maryland corporation, Cole Credit Property Trust IV, Inc., a Maryland corporation, Cole Credit Property Trust V, Inc., a Maryland corporation, Cole Credit Property Trust VI, Inc., a Maryland corporation, Cole Corporate Income Trust, Inc., a Maryland corporation, Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation, and Cole Office & Industrial REIT (CCIT III), Inc., a Maryland corporation.

“Company” shall have the meaning set forth in the preamble.

“Parties” and “Party” shall have the meaning set forth in the preamble.

“Person” shall mean an individual, corporation, partnership, joint venture, association, company (whether of limited liability or otherwise), trust, bank or other entity, or government or any agency or political subdivision of a government.

“Purchase Agreement” shall have the meaning set forth in the recitals.

“Restricted Activities” shall have the meaning provided in Section 3(a).

“Seller” shall have the meaning set forth in the recitals.

“Seller GP” shall have the meaning set forth in the preamble.

“Seller GP Executives” shall have the meaning set forth in the preamble.

“U.S. Net Lease REITs” means non-traded REITs or similar offerings whose primary investment strategy, in each case, is to invest in single tenant net-leased properties in the United States.

2.           Effectiveness of Agreement. This Agreement shall be effective at and as of the Second Closing Date (as defined in the Purchase Agreement).

3.           Covenant Not to Compete.

(a)          Each of Seller GP and the Seller GP Executives expressly agrees and acknowledges that such Party shall not (and shall cause its controlled Affiliates, and in the case of Seller GP, the Seller GP Executives, not to), directly or indirectly, (i) sponsor, distribute any securities of, raise capital for, invest in, or engage in similar activities with respect to any U.S. Net Lease REITs (the “Restricted Activities”) other than the Carbon Funds or (ii) hold any interest in, or perform services in any capacity for, any Person that directly or indirectly engages in any Restricted Activities other than the Carbon Funds; provided, however, that nothing herein contained shall be deemed to prevent Seller GP or the Seller GP Executives from investing in or acquiring 5% or less of any class of securities of any Person if such class of securities is listed on a national securities exchange.

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(b)          The restriction set forth in Section 3(a) above shall remain in full force and effect for so long as the Company is in the business of sponsoring, distributing any securities of, raising capital for, or otherwise investing in any U.S. Net Lease REITs.

(c)          At the request of the Company, Seller GP will enforce, or cause to be enforced, any non-competition agreement or covenant between a Seller GP Executive, on the one hand, and Seller GP or any of its Affiliates, on the other hand.

4.          Non-Interference. Without the prior written consent of the Company, each of Seller GP and the Seller GP Executives expressly agrees and acknowledges that such Party shall not (and shall cause its controlled Affiliates, and in the case of Seller GP, the Seller GP Executives, not to), directly or indirectly, solicit, employ or retain the services of, accept business from, endeavor to knowingly entice away from the Company or any of its Affiliates or otherwise knowingly interfere with the relationship of the Company or any of its Affiliates with (a) any person (other than senior executives or wholesalers) who is employed by or otherwise engaged to perform services for the Company or any of its Affiliates, in each case, primarily related to U.S. Net Lease REITs, (b) any person who is, or was within the then most recent six month period, a senior executive or wholesaler of the Company or any of its Affiliates, in each case, whose engagement with the Company or any of its Affiliates primarily relates to U.S. Net Lease REITs, or (c) any account of the Company or any of its Affiliates primarily related to U.S. Net Lease REITs; provided, however, that this Agreement shall not prohibit (i) any advertisement or general solicitation (or hiring, retention of services or business relationship as a result thereof) that is not specifically targeted at such persons or accounts, (ii) the solicitation (or hiring, retention of services or business relationship as a result thereof) of any such person or account who initiates discussions with Seller GP or the Seller GP Executives, (iii) the solicitation (or hiring, retention of services or business relationship as a result thereof) of any such person whose employment was terminated or such account whose business relationship was terminated by the Company or any of its Affiliates, or (iv) any action by Seller GP or the Seller GP Executives not related to U.S. Net Lease REITs. The restrictions set forth in this Section 4 shall remain in full force and effect for so long as the Company is in the business of sponsoring, distributing any securities of, raising capital for, or otherwise investing in any U.S. Net Lease REITs.

5.           Exclusivity Covenant.

(a)          Seller GP expressly agrees and acknowledges that Seller GP shall not (and shall cause its controlled Affiliates not to) provide Advisory Services to any funds (other than the Carbon Funds), sponsors (other than sponsors of the Carbon Funds) or any competitors of the Carbon Funds. The restriction set forth in this Section 5(a) shall remain in full force and effect for so long as the Company is in the business of sponsoring, distributing any securities of, raising capital for, or otherwise investing in any U.S. Net Lease REITs.

(b)          The Company expressly agrees and acknowledges that the Company shall not engage any sub-advisor to perform Advisory Services for the Carbon Funds other than Seller GP. The restriction set forth in this Section 5(b) above shall remain in full force and effect for so long as the Company is in the business of sponsoring, distributing any securities of, or raising capital for, the Carbon Funds.

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6.           Termination. Notwithstanding any other provision in this Agreement to the contrary, this Agreement shall terminate and be of no further force and effect solely with respect to any Seller GP Executive following the date on which such Seller GP Executive is no longer an officer of Seller GP or any of its Affiliates.

7.           Enforceability; Reformation. Each of the obligations in this Agreement is an entire, separate and independent restriction, despite the fact that they may be contained in the same phrase, and if any part is found to be invalid or unenforceable the remainder will remain valid and enforceable. While the restrictions are considered by the parties to be fair and reasonable under the circumstances, the Parties hereto agree that, if any court of competent jurisdiction determines that a specified time period, a specified geographical area, a specified business limitation or any other relevant feature of this Agreement is unreasonable, arbitrary or against public policy, then a lesser period of time, geographical area, business limitation or other relevant feature which is determined by such court to be reasonable, not arbitrary and not against public policy may be enforced against the applicable Party.

8.           Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, permitted assigns and legal representatives, including any successor to the Company or Seller GP by merger, purchase or otherwise or any acquirer of all or substantially all of the Company or Seller GP, as applicable. This Agreement is not assignable by the Seller GP Executives. The Company may assign its rights, but not its obligations, hereunder, without the Consent of any Party hereto, to any Affiliate of the Company, any successor thereof and to any other person or entity which acquires all or substantially all of the assets of the Company. Seller GP may assign its rights, but not its obligations, hereunder, without the Consent of any Party hereto to any Affiliate of Seller GP, any successor thereof and to any other person or entity which acquires all or substantially all of the assets of Seller GP.

9.           Entire Agreement; Recitals. This Agreement (including the documents and the instruments referred to in this Agreement), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement. The recitals set forth above are incorporated herein and made a part of this Agreement as if set forth at length herein.

10.         Amendments. Subject to compliance with applicable law, the provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of each of the Parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties. Any waiver of compliance with any provision of this Agreement shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby.

11.         Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart.

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12.         Injunctive Relief. Each Party acknowledges that compliance with this Agreement is necessary to protect the goodwill and other proprietary interests of the other Parties. Each Party acknowledges that a breach of this Agreement may result in irreparable and continuing damage to the other Parties and/or their respective Affiliates and their respective businesses, for which there may be no adequate remedy at law. Each Party further agrees that in the event of any breach of this Agreement, the other Parties and their respective successors and assigns shall be entitled to seek injunctive relief and to such other and further relief, including damages, as may be proper without any requirement of the posting of any bond or similar security.

13.         Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Delaware, and each Party hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature page follows]

5

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:
Name:
Title:

RCS CAPITAL CORPORATION

By:
Name:
Title:

David S. Kay

Lisa E. Beeson

[Signature Page to Non-Competition and Exclusivity Agreement]

Exhibit J

FORM OF REGISTRATION RIGHTS AGREEMENT

dated as of

[             ] , 2014

among

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.,

RCS CAPITAL CORPORATION

and

THE PARTIES HERETO

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of [____________], 2014 (this “Agreement”), is entered into by and among RCS Capital Corporation, a Delaware corporation (the “Company”), and ARC Properties Operating Partnership, L.P., a Delaware limited partnership (“ARCP OP”), and any Transferee thereof that become party to this Agreement (collectively, the “Investors”).

WHEREAS, ARCP OP and the Company have entered into that certain Equity Purchase Agreement dated as of September 30, 2014 (the “Purchase Agreement”); and

WHEREAS, the Purchase Agreement requires delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
Definitions

Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

“Affiliate,” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” has the meaning set forth in the preamble, as amended, modified or supplemented from time to time, together with any exhibits, schedules, appendices or other attachments thereto.

“ARCP OP” has the meaning set forth in the preamble.

“Business Day” means any day that is not a Saturday, Sunday or other day in which banks are not required or authorized to be closed in New York City, New York.

“Common Stock” means the Class A Common Stock of the Company.

“Company” has the meaning set forth in the preamble.

“Damages” has the meaning set forth in Section 3.01.

“Demand” has the meaning set forth in Section 2.03(a).

“Demand Notice” has the meaning set forth in Section 2.03(a).

“Effective Date” means, with respect to each Registration Statement, the date that such Registration Statement is first declared effective by the SEC or if the Company is a WKSI, the date that such Registration Statement is filed with the SEC.

“Effectiveness Date” means, with respect to the Shelf Registration Statement required to be filed hereunder, the 40th calendar day following the Filing Date; provided, however, that in the event the Company is notified by the SEC that the Shelf Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be not later than the fifth Trading Day following the date on which the Company is so notified if such date precedes the date otherwise required above.

“Earn-out Payment” has the meaning set forth in the Purchase Agreement.

“Effectiveness Period” has the meaning set forth in Section 2.01(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to the Shelf Registration Statement, the tenth day after the Stock Issuance Date or, if such date is not a Business Day, the next date that is a Business Day, and, if after the Stock Issuance Date, Common Stock is issued to the Investor pursuant to the Earn-out Payment, such shares of Common Stock are not registered pursuant to a Registration Statement previously filed under Section 2.01 and such shares of Common Stock cannot be sold publicly without any volume limitations under Rule 144, the tenth day after the Stock Issuance Date with respect to the Common Stock issued to Investors pursuant to the Earn-out Payment or, if such date is not a Business Day, the next date that is a Business Day.

“FINRA” means the Financial Industry Regulatory Authority, Inc., or any successor thereto.

“Indemnified Party” has the meaning set forth in Section 3.03.

“Indemnifying Party” has the meaning set forth in Section 3.03.

“Investors” has the meaning set forth in the preamble.

“Joinder Agreement” has the meaning set forth in Section 4.02(b).

“Non-Underwritten Shelf Takedown” has the meaning set forth in Section 2.03(c).

“Notice” has the meaning set forth in Section 4.03.

“Person” means an individual, corporation, partnership, joint venture, association, company (whether of limited liability or otherwise), trust, bank or other entity, or government or any agency or political subdivision of a government.

“Piggyback Registration” has the meaning set forth in Section 2.02(a).

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as

2

amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the recitals.

“Registrable Securities” means the Common Stock issued or issuable to the Investors pursuant to the Purchase Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article 2 with respect to the Registrable Securities, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement

“Rule 144,” “Rule 172,” “Rule 415,” and “Rule 424” means Rule 144, Rule 172, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 144A” means Rule 144A as promulgated by the SEC under the Securities Act, and any successor rule or regulation thereto.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, and the rules and regulations of the SEC promulgated thereunder, as from time to time amended.

“Selling Expenses” means all underwriting discounts, selling fees or commissions and stock transfer taxes applicable to any sale of Registrable Securities.

“Shelf Registration Statement” has the meaning set forth in Section 2.01(a).

“Special Registration” has the meaning set forth in Section 2.02(a).

“Stock Issuance Date” has the meaning set forth in Section 4.01.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that, in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

3

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transfer” means, with respect to any Registrable Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Registrable Securities or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Registrable Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

“Transfer Agent” means Computershare Trust Company, N.A., or any successor transfer agent for the Company.

“Transferee” means a Person to whom Registrable Securities are Transferred by an Investor; provided that such Transfer is not made in a registered offering or pursuant to Rule 144 and that the Transferee executes a Joinder Agreement.

“Underwritten Shelf Takedown” has the meaning set forth in Section 2.03(a).

“WKSI” means a Well-Known Seasoned Issuer as defined in Rule 405 of the Securities Act.

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections or Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and/or thereof, as applicable. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE 2 Registration Rights

Section 2.01 Registration Statement

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(a)          On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement or, if a Registration Statement is then effective, a supplement to the Prospectus, in either case covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor provision) (the “Shelf Registration Statement”).

(b)          The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible, if the Shelf Registration Statement is not then effective, but in any event on or prior to the Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly without any volume limitations under Rule 144 (the “Effectiveness Period”).

(c)          Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to each Investor, suspend sales under a Registration Statement, including the Shelf Registration Statement, after the Effective Date thereof and/or require that each Investor immediately cease the sale of Registrable Securities pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors of the Company determines in good faith, by appropriate resolutions, that, as a result of such activity, (i) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (ii) it is in the best interests of the Company to suspend sales under such Registration Statement at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Board of Directors of the Company) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 2.01(c) may be exercised for a period of no more than 15 Trading Days at a time and not more than two times in any twelve-month (12) period. Immediately after the end of any suspension period under this Section 2.01(c), the Company shall take all necessary actions (including filing any required supplemental Prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of each Investor to publicly resell its Registrable Securities pursuant to such effective Registration Statement.

Section 2.02         Piggyback Registration.

(a)          Whenever the Company proposes to register any of its Common Stock in connection with an underwritten public offering (whether an offering of Common Stock by the Company, stockholders of the Company, or both, but other than in connection with a Special Registration (as defined below)), the Company will give prompt written notice to the Investors of its intention to effect such a registration (but in no event less than ten (10) days prior to the anticipated filing date) and (subject to Section 2.02(b) below) will include in such registration all

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Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the date of the Company’s notice (a “Piggyback Registration”). Any Investor that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth (5th) business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 2.02 prior to the effectiveness of such registration, whether or not any Investor has elected to include Registrable Securities in such registration. “Special Registration” means the registration of equity securities and/or options or other rights in respect thereof (i) on Form S-4 or Form S-8 (or successor form), (ii) in connection with an at-the-market offering, (iii) on any other registration form which may not be used for the registration or qualification for distribution of Registrable Securities, or (iv) in connection with any employee benefit or dividend reinvestment plan.

(b)          The right of the Investors to participate in a registration referred to in Section 2.02(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company. If the managing underwriters advise the Company in writing that, in their reasonable opinion, the number of shares of Common Stock requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company shall include in such Registration Statement or Prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which shares shall be so included in the following order of priority: (i) first, the shares the Company and/or selling stockholders, as applicable, propose to sell and (ii) second, shares of the participating Investors pro rata on the basis of the aggregate number of such shares owned by each participating Investor.

Section 2.03         Requests and Demands.

(a)          ARCP OP may make three (3) requests to sell all or any portion of its Registrable Securities in an underwritten offering that is registered pursuant to a Registration Statement (each, an “Underwritten Shelf Takedown”). A request (a “Demand”) for an Underwritten Shelf Takedowns shall be made by ARCP OP by giving written notice to the Company (the “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities to be sold by ARCP OP in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Within two (2) business days after receipt of any Demand Notice, the Company shall send written notice of such requested Underwritten Shelf Takedown to each non-requesting Investor, if any, and shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which

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the Company has received written requests for inclusion therein within five (5) business days after sending such notice (except that each non-requesting Investor shall have two (2) business days after receipt of such notice to request inclusion of Registrable Securities in the Underwritten Shelf Takedown in the case of a “bought deal”, “registered direct offering” or “overnight transaction”).

(b)          The underwriters in any Underwritten Shelf Takedown shall be selected by ARCP OP.

(c)          If an Investor desires to initiate an offering or sale of all or part of such Investor’s Registrable Securities that does not constitute an Underwritten Shelf Takedown (a “Non-Underwritten Shelf Takedown”), such Investor shall so indicate in a written request delivered to the Company no later than two (2) business days (or in the event any amendment or supplement to the Registration Statement or Prospectus is necessary, no later than five (5) business days) prior to the expected date of such Non-Underwritten Shelf Takedown, which request shall include (i) the total number of Registrable Securities expected to be offered and sold in such Non-Underwritten Shelf Takedown, (ii) the expected plan of distribution of such Non-Underwritten Shelf Takedown and (iii) the action or actions required (including the timing thereof) in connection with such Non-Underwritten Shelf Takedown, and, to the extent necessary, the Company shall file and effect an amendment or supplement to its Registration Statement or Prospectus for such purpose as soon as practicable. For the avoidance of doubt, unless otherwise agreed to by the requesting Investor, a non-requesting Investor shall not have the right to participate in a Non-Underwritten Shelf Takedown.

Section 2.04 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)          Not less than three (3) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to each Investor copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of each Investor. The Company shall reflect in each such document when so filed with the SEC all reasonable comments regarding the description of the transactions under the Purchase Agreement, the Investors or the plan of distribution as each Investor may reasonably and promptly propose no later than two (2) Trading Days after each Investor has been so furnished with copies of such documents as aforesaid

(b)          (i) Subject to Section 2.01(c), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any successor provision); and (iii) comply in all material respects

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with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Notify each Investor as promptly as reasonably possible and, if requested by any Investors, confirm such notice in writing no later than two (2) Trading Days thereafter, of any of the following events: (i) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any proceedings for that purpose; (ii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (iii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e)          Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(f)           Prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)          Cooperate with the Investors to facilitate the timely preparation and delivery of certificates or book-entry records, as required by such Investors, representing Registrable

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Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or records, as applicable, shall be free, to the extent permitted by the Transaction Documents and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any of the Investors may reasonably request.

(h)          Upon the occurrence of any event described in Section 2.02(c)(iii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)          (A) Cooperate with any reasonable due diligence investigation undertaken by the Investors, the lead underwriter or underwriters, if any, and any attorneys or accountants retained by the Investors or the lead underwriter or underwriters, in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; (B) cause the officers, directors and employees of the Company to supply in all material respects the information, in each case, reasonably requested by any such representative, lead underwriter, attorney or accountant in connection with such Registration Statement, and (C) make the Company’s independent certified public accountants available for any such lead underwriter’s or underwriters’ due diligence if so requested by counsel to the Underwriters or the Investors; provided, that, the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees in writing to keep such information confidential and not use such information in a manner that violates applicable securities laws. Make such representations and warranties to the Investors and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in underwritten public offerings.

(j)          Enter into such customary agreements (including underwriting and indemnification agreements) and take such other actions as the lead underwriter, if any, may reasonably request in order to facilitate the Registration and disposition of such Registrable Securities.

(k)          In the event of an Underwritten Shelf Takedown, use its reasonable best efforts to obtain for delivery to the lead underwriter, if any, an opinion or opinions from counsel for the Company dated the date of the closing under the underwriting agreement, in form and substance as is customarily given to underwriters in an underwritten secondary public offering.

(l)           In the case of an Underwritten Shelf Takedown, use its reasonable best efforts to obtain for delivery to the Company and the lead underwriter, if any, a “comfort” letter from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants in an underwritten secondary public offering.

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(m)          Cooperate with each Investor and the underwriters, if any, of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(n)          Use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed or quoted on the Trading Market, if any, on which similar securities issued by the Company are then listed.

(o)          In the case of an Underwritten Shelf Takedown, ensure that two (2) senior officers of the Company who are reasonably acceptable to ARCP OP (A) reasonably participate in good faith in the customary “road show” presentations, which shall be for a period not to exceed two (2) calendar days and other customary marketing efforts that may be reasonably requested by the lead underwriter or underwriters in any such Underwritten Shelf Takedown, and (B) take such actions as the lead underwriter or underwriters or ARCP OP may reasonably request and that are customary in underwritten public offerings in order to facilitate the sale of Registrable Securities.

(p)          Comply with all rules and regulations of the SEC applicable to the registration of the Common Stock.

(q)          Use its reasonable best efforts to procure the cooperation of the Transfer Agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical security instruments into book-entry form in accordance with any procedures reasonably requested by the Investors or any lead underwriter or underwriters.

(r)          It shall be a condition precedent to the obligations of the Company pursuant to this Agreement with respect to the Registrable Securities of any Investor that such Investor furnishes to the Company the information reasonably requested by the Company and such other information regarding itself, the Registrable Securities and other Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities or file a Prospectus supplement with respect to the Registrable Securities of such Investor and shall complete and execute such documents in connection with the foregoing as the Company may reasonably request.

(s)          The Company shall comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 (or any successor provision) under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 (or any successor provision) under the Securities Act, reasonably promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 (or any successor provision) and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

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Section 2.05 Registration Expenses. The Company shall pay all fees and expenses (other than Selling Expenses) incurred in connection with the performance of or compliance with Article 2 of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses including, without limitation, those related to filings with the SEC, FINRA, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the expenses associated with the delivery by independent certified public accountants of any “comfort letters” requested pursuant to the terms hereof, and (f) all listing fees to be paid by the Company to the Trading Market. All Selling Expenses incurred in connection with the sale of Registrable Securities shall be borne by the Investors or other holders selling such Registrable Securities in proportion to such Investors’ or other holders’ Registrable Securities sold. Each Investor and other holder of Registrable Securities shall pay the expenses of their own counsel and other advisers.

ARTICLE 3

Indemnification and Contribution

Section 3.01. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor beneficially owning any Registrable Securities covered by a Registration Statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, “Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or free-writing prospectus (as defined in Rule 405 under the Securities Act), or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Investor or on such Investor’s behalf expressly for use therein.

Section 3.02 Indemnification by Participating Investors. Each Investor holding Registrable Securities included in any Registration Statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to such Investor provided in 0, but only with respect to information furnished in writing by such Investor or on such Investor’s behalf expressly for use in any Registration Statement or Prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or free-writing prospectus. No Investor shall be liable under this Section

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3.02 for any Damages in excess of the net proceeds (after giving effect to any underwriters discounts and commissions) realized by such Investor in the sale of Registrable Securities of such Investor to which such Damages relate.

Section 3.03. Conduct of Indemnification Proceedings. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this 0, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (b) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, including one or more defenses or counterclaims that are different from or in addition to those available to the Indemnifying Party, or (c) the Indemnifying Party shall have failed to assume the defense within 30 days of notice pursuant to this 0. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (A) includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding, and (B) does not include any injunctive or other equitable or non-monetary relief applicable to or affecting such Indemnified Person.

Section 3.04. Contribution. If the indemnification provided for in this Article 3 is unavailable to the Indemnified Parties in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Damages as well as any other relevant equitable considerations.

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The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Damages shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this 0 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this 0 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this 0, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the proceeding (after giving effect to any underwriters discounts and commissions) exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Investor. Each Investor’s obligation to contribute pursuant to this Section 3.04 is several in the proportion that the proceeds of the offering received by such Investor bears to the total proceeds of the offering received by all such Investors and not joint.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Article 3 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

ARTICLE 4
Miscellaneous

Section 4.01. Effectiveness of Agreement. The rights and obligations of the parties under this Agreement shall become effective, if at all, on the date on which the Company issues to the Investor Common Stock pursuant to either Section 1.2(d)(ii) or Section 1.2(e) of the Purchase Agreement (the “Stock Issuance Date”).

Section 4.02 Binding Effect; Assignability; Benefit. (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any Investor that ceases to own beneficially any Registrable Securities and no longer has the right to receive any Registrable Securities pursuant to the terms and conditions of the Purchase Agreement shall cease to be bound by the terms

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hereof (other than (i) the provisions of 0 applicable to such Investor with respect to any offering of Registrable Securities completed on or before the date such Investor ceased to own any Registrable Securities, and (ii) this 0).

(b)          Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Registrable Securities or otherwise, except that each Investor may assign rights hereunder to any Transferee of such Investor who executes and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto (a “Joinder Agreement”) and shall thenceforth be an “Investor”.

(c)          Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 4.03. Notices. All notices, requests and other communications (each, a “Notice”) to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission, if to the Company to:

RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James A. Tanaka, General Counsel
Fax: (212) 415-6567

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with copies to:

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.

Facsimile: (215) 405-2906

and

Proskauer Rose LLP
Eleven Times Square
New York, NY 10036

Attention: Peter Fass, Esq. and Steven Lichtenfeld, Esq.
Facsimile: (212) 969-2900

if to any Investor, at the address for such Investor listed on the signature pages below or otherwise provided to the Company as set forth below.

Any Notice shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, such Notice shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Any Notice sent by facsimile transmission also shall be confirmed by certified or registered mail, return receipt requested, posted within one Business Day after the date of the sending of such facsimile transmission, or by personal delivery, whether courier or otherwise, made within two Business Days after the date of such facsimile transmission.

Any Person that becomes an Investor after the date hereof shall provide its address and fax number to the Company.

Section 4.04. Waiver; Amendment. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or supplemented other than by an instrument in writing executed by the Company and the holders of at least 75% of the Registrable Securities held by the parties hereto at the time of such proposed amendment or modification.

Section 4.05. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

Section 4.06. Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any state or federal court in The City of New York, Borough of Manhattan, so long as one of such courts shall have

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subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in 0 shall be deemed effective service of process on such party.

Section 4.07. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.08. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond or furnishing other security, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 4.09. Counterparts; Effectiveness. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original, and all of which shall, taken together, be considered one and the same agreement, it being understood that each party need not sign the same counterpart. This Agreement shall become effective when each party hereto shall have executed and delivered this Agreement. Until and unless each party has executed and delivered this Agreement, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 4.10. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof.

Section 4.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is

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not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.12. Independent Nature of Investors' Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

Section 4.13. Other Registration Rights. Notwithstanding anything to the contrary contained in this Agreement, to the extent that any existing registration rights agreements of the Company so require, the registration rights of the Investors under this Agreement shall be subordinated to the rights of the parties to such existing registration rights agreements. From and after the Stock Issuance Date, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which have priority over the registration rights granted to Investors hereunder.

[Signature pages follow.]

17

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By:
Name:
Title:

RCS CAPITAL CORPORATION

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of [ ], 2014 (as the same may be amended from time to time, the “Registration Rights Agreement”), among ARC Properties Operating Partnership, L.P., RCS Capital Corporation and the Investors party thereto. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an “Investor” thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement (including, without limitation, Section 4.02 thereof).

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ___________ ___, ______

[NAME OF JOINING PARTY]

By:
Name:
Title:

Address for Notices:

Exhibit K-1

Form of

Sub-advisory Agreement

between

Cole REIT Advisors IV, LLC

_______________

and

[ARCP Sub-advisor]

_______________

[•] [•], 2014

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Article 14 – Miscellaneous		11

14.1	Reaffirmation of Advisory Agreement	11

14.2	Notices	11

14.3	Modification	12

14.4	Severability	12

14.5	Construction	12

14.6	Entire Agreement	12

14.7	Waiver	13

14.8	Gender	13

14.9	Titles Not to Affect Interpretation	13

14.10	Counterparts	13

ii

Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•][•], 2014 (this “Agreement”), is between, Cole REIT Advisors IV, LLC, a Delaware limited liability company (the “Advisor”) and [ARCP Sub-advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Credit Property Trust IV, Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Advisory Agreement between the Company and the Advisor, dated as of January 20, 2012, (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by, controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any subsidiary of the Company, any

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subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Investment Allocation Agreement” means that certain investment allocation agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P. and the [ARCP Sub-advisors].

“Non-Competition Agreement” means that certain non-competition agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P., RCS Capital Corporation and certain of ARC Properties Operating Partnership, L.P.’s key executives.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated May 1, 2013, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(a), (c), (d) (as it relates to the Assets), (e) (as it relates to the Assets), (f) (as it relates to the Assets), (g), (h), (i), (o), (q) and (s) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r) and (u) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

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Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof and, subject to the Investment Allocation Agreement, the Sub-advisor undertakes to use commercially reasonable best efforts to present investment opportunities to the Company consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and to manage and supervise the operations and administration of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement; provided, however that third-party property management fees payable by tenants of a property, including amounts payable to affiliates of the Sub-advisor, may be charged to and paid by such tenant and will not reduce the fees paid to the Sub-advisor.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority to enter into contracts in the name of the Company to the extent set forth in Section 2.02 of the Advisory Agreement in connection with the performance of its duties under Article 2, shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement with respect to the Assets, shall maintain books and records for the Company with respect to the Assets as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein. The Advisor hereby grants to the Sub-Advisor, to the extent of any proprietary interest the Advisor or its Affiliates may have in any of the names “Cole” or any derivative thereof a non-transferable, non-assignable, non-exclusive, royalty-free right and license to use the name “Cole” or any derivative thereof solely in connection with providing services hereunder until the expiration or termination of this Agreement.

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Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Acquisition Fees. Acquisition Fees equal to 1.00% of the Contract Purchase Price of each Asset.

5.2	Advisory Fees. Advisory Fees calculated according to the following schedule:

Average Invested Assets	Annualized Fee Rate

$0 — $2 billion	0.375%

Over $2 billion — $4 billion	0.350%

Over $4 billion	0.325%

The Advisory Fee shall be applied according to the above schedule for each level of monthly Average Invested Assets, resulting in a blended annualized rate for fees paid in respect of Average Invested Assets in excess of $2 billion.

5.3	Disposition Fees. 25% of any Disposition Fees paid to Advisor on the Sale of a Property.

5.4	Subordinated Performance Fee. 15% of all Subordinated Performance Fees paid to the Advisor, in whatever form payable by the Company (i.e., cash, securities or a promissory note).

5.5	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	Acquisition Expenses incurred in connection with the selection and acquisition of Assets in an amount up to 0.5% of the Contract Purchase Price;

(B)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor,

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other than Acquisition Expenses, including property management and leasing services;

(C)	Expenses of managing and operating Assets owned by the Company, whether payable to an Affiliate of the Company or the Sub-advisor, including wages and salaries and other personnel-related expenses, unless otherwise waived, in whole or in part, by the Sub-advisor or the Affiliate in its sole discretion, of all on-site and off-site employees of the Sub-advisor or the Affiliate who are engaged in the operation, management, maintenance and leasing or access control of the Asset, or to a non-affiliated Person; and

(D)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee.

Notwithstanding anything to the contrary contained in this Article 5:

(i)	All Acquisition Fees and Acquisition Expenses payable in connection with those certain Assets separately disclosed in writing prior to the date of the Purchase Agreement, with respect to which Sub-advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Sub-advisor and the Advisor shall not be entitled to any Acquisition Fees or Acquisition Expenses with respect to such Assets;

(ii)	All expenses incurred by the Advisor incurred prior to the date of this Agreement shall be treated as expenses of the Sub-Advisor for purposes of this Agreement; and

(iii)	All expenses incurred by the Sub-advisor under the Interim Sub-advisory Agreement between the Advisor and a subsidiary of RCS Capital Corporation, shall be treated as expenses of the Advisor for purposes of this Agreement.

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Article 6

Allocation of Expense Reimbursements

6.1	All Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.2	Quarterly Review of Expenses. Within 45 days of the end of each fiscal quarter, each Party shall provide the other Party with a detailed description of such Party’s aggregate Operating Expenses incurred during such fiscal quarter for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement.

Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;
Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or

6

circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons. Nothing in this Section 8.1 shall derogate any restrictions imposed indirectly on the Sub-advisor as set forth in the Non-Competition Agreement.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Investment Opportunities and Allocation. Subject to Article 3 of this Agreement, Sub-advisor’s obligations with respect to offering investment opportunities to the Company shall be governed by the Investment Allocation Agreement, which cannot be amended or modified without the written consent of the Advisor.

8.5	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to an amendment to the Advisory Agreement or waive any provision thereof, to the extent that such amendment or waiver would directly or indirectly reduce the amount payable to the Sub-advisor pursuant to Article 5 of this Agreement or adversely impact the Sub-advisor’s right to indemnification under Article 13 of this Agreement without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder,

7

including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles;

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the

8

foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall have an initial term ending January 20, 2015 and shall be automatically renewed for an unlimited number of successive one-year terms upon renewal of the Advisory Agreement. This Agreement shall be co-terminus with the Advisory Agreement.

11.2	Termination. Subject to last sentence of Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any

9

Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

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Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole REIT Advisors V, LLC

2555 E. Camelback Road, Suite 400

11

Phoenix, Arizona 85016
Attention: President

with a copy to (which shall not constitute Notice):

Duane Morris LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103
Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.
Facsimile: (215) 405-2906

To the Sub-advisor:

[ARCP Sub-advisor]
405 Park Avenue, 15th Floor
New York, New York 10022
Attention: Richard Silfen

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.

Facsimile: (212) 310-8007

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject

12

matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

Cole REIT Advisors IV, LLC

By:
Name:

[ARCP Sub-advisor]

By:
Name:

Signature Page to Sub-advisory Agreement between Cole REIT Advisors IV, LLC and [Name of ARCP Sub-advisor]

Exhibit K-2

Form of

Sub-advisory Agreement

between

Cole REIT Advisors V, LLC

_______________

and

[ARCP Sub-advisor]

_______________

[•] [•], 2014

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Article 13 – Indemnification and Limitation of Liability		11

Article 14 – Miscellaneous		12

14.1	Reaffirmation of Advisory Agreement	12

14.2	Notices	12

14.3	Modification	13

14.4	Severability	13

14.5	Construction	13

14.6	Entire Agreement	13

14.7	Waiver	13

14.8	Gender	13

14.9	Titles Not to Affect Interpretation	14

14.10	Counterparts	14

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Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•], 2014 (this “Agreement”), is between, Cole REIT AdvisorS V, LLC, a Delaware limited liability company (the “Advisor”) and [ARCP Sub-advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Credit Property Trust V, Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Advisory Agreement between the Company and the Advisor, dated as of March 17, 2014 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by, controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any

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subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Investment Allocation Agreement” means that certain investment allocation agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P. and the [ARCP Sub-advisors].

“Non-Competition Agreement” means that certain non-competition agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P., RCS Capital Corporation and certain of ARC Properties Operating Partnership, L.P.’s key executives.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated March 17, 2014, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(a), (c), (d) (as it relates to the Assets), (e) (as it relates to the Assets), (f) (as it relates to the Assets), (g), (h), (i), (o), (q) and (s) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r), (u) and (v) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

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Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof and, subject to the Investment Allocation Agreement, the Sub-advisor undertakes to use commercially reasonable best efforts to present investment opportunities to the Company consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and to manage and supervise the operations and administration of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement; provided, however that third-party property management fees payable by tenants of a property, including amounts payable to affiliates of the Sub-advisor, may be charged to and paid by such tenant and will not reduce the fees paid to the Sub-advisor.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority to enter into contracts in the name of the Company to the extent set forth in Section 2.02 of the Advisory Agreement in connection with the performance of its duties under Article 2, shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement with respect to the Assets, shall maintain books and records for the Company with respect to the Assets as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein. The Advisor hereby grants to the Sub-Advisor, to the extent of any proprietary interest the Advisor or its Affiliates may have in any of the names “Cole” or any derivative thereof a non-transferable, non-assignable, non-exclusive, royalty-free right and license to use the name “Cole” or any derivative thereof solely in connection with providing services hereunder until the expiration or termination of this Agreement.

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Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Acquisition Fees. Acquisition Fees equal to 1.00% of the Contract Purchase Price of each Asset.

5.2	Advisory Fees. Advisory Fees calculated according to the following schedule:

Average Invested Assets	Annualized Fee Rate

$0 — $2 billion	0.375%

Over $2 billion — $4 billion	0.350%

Over $4 billion	0.325%

The Advisory Fee shall be applied according to the above schedule for each level of monthly Average Invested Assets, resulting in a blended annualized rate for fees paid in respect of Average Invested Assets in excess of $2 billion.

5.3	Disposition Fees. 25% of any Disposition Fees paid to Advisor on the Sale of a Property.

5.4	Subordinated Performance Fee. 15% of all Subordinated Performance Fees paid to the Advisor, in whatever form payable by the Company (i.e., cash, securities or a promissory note).

5.5	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	Acquisition Expenses (excluding Insourced Acquisition Expenses) incurred in connection with the selection and acquisition of Assets in an amount up to 0.5% of the Contract Purchase Price and Insourced Acquisition Expenses, subject to the limitations set forth in Section 3.01(e) of the Advisory Agreement;

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(B)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses, including property management and leasing services;

(C)	Expenses of managing and operating Assets owned by the Company, whether payable to an Affiliate of the Company or the Sub-advisor, including wages and salaries and other personnel-related expenses, unless otherwise waived, in whole or in part, by the Sub-advisor or the Affiliate in its sole discretion, of all on-site and off-site employees of the Sub-advisor or the Affiliate who are engaged in the operation, management, maintenance and leasing or access control of the Asset, or to a non-affiliated Person;

(D)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee; and

(E)	To the extent that the Sub-advisor or its Affiliates are requested and authorized in writing to provide any services in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, the Sub-advisor shall, subject to Section 6.1, be entitled to reimbursement out of reimbursements paid by the Company to the Advisor for Organization and Offering Expenses.

Notwithstanding anything to the contrary contained in this Article 5:

(i)	All Acquisition Fees and Acquisition Expenses payable in connection with those certain Assets separately disclosed in writing prior to the date of the Purchase Agreement, with respect to which Sub-advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Sub-advisor and the Advisor shall not be entitled to any Acquisition Fees or Acquisition Expenses with respect to such Assets;

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(ii)	All expenses incurred by the Advisor incurred prior to the date of this Agreement shall be treated as expenses of the Sub-Advisor for purposes of this Agreement; and

(iii)	All expenses incurred by the Sub-advisor under the Interim Sub-advisory Agreement between the Advisor and a subsidiary of RCS Capital Corporation, shall be treated as expenses of the Advisor for purposes of this Agreement.

Article 6

Allocation of Expense Reimbursements

6.1	O&O Expense Reimbursements. All Organization and Offering Expense reimbursements received from the Company, to the extent that they are less than the full amount of Organization and Offering Expense reimbursements due to the Advisor and the Sub-advisor, will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such Organization and Offering Expenses reimbursements due each that relate to the period commencing on the date of this Agreement and ending as of the date of the reimbursement; provided, however that within 50 days after the end of the month in which the Offering terminates, the Sub-advisor shall reimburse the Advisor the Sub-advisor’s pro rata share of reimbursements to the Company by the Advisor (based on its pro rata share of reimbursements received from the Company as so determined) pursuant to Section 3.02(a) of the Advisory Agreement for Organization and Offering Expenses reimbursed by the Company to the extent that such reimbursements by the Company exceed 2.0% of the Gross Proceeds raised in the completed Offering.

6.2	All Other Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.3	Quarterly Review of Expenses. Within 45 days of the end of each fiscal quarter, each Party shall provide the other Party with a detailed description of such Party’s aggregate Organization and Offering Expenses and aggregate Operating Expenses incurred during such fiscal quarter for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement.

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Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;

Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons. Nothing in this Section 8.1 shall derogate any restrictions imposed indirectly on the Sub-advisor as set forth in the Non-Competition Agreement.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the

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books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Investment Opportunities and Allocation. Subject to Article 3 of this Agreement, Sub-advisor’s obligations with respect to offering investment opportunities to the Company shall be governed by the Investment Allocation Agreement, which cannot be amended or modified without the written consent of the Advisor.

8.5	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to an amendment to the Advisory Agreement or waive any provision thereof, to the extent that such amendment or waiver would directly or indirectly reduce the amount payable to the Sub-advisor pursuant to Article 5 of this Agreement or adversely impact the Sub-advisor’s right to indemnification under Article 13 of this Agreement without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

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Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles;

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall have an initial term ending March 17, 2015 and shall be automatically renewed for an unlimited number of successive one-year terms upon renewal of the Advisory Agreement. This Agreement shall be co-terminus with the Advisory Agreement.

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11.2	Termination. Subject to last sentence of Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or

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such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services

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by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole REIT Advisors V, LLC

2325 E. Camelback Road, Suite 1100

Phoenix, Arizona 85016

Attention: President

with a copy to (which shall not constitute Notice):

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.

Facsimile: (215) 405-2906

To the Sub-advisor:

[ARCP Sub-advisor]

405 Park Avenue, 15th Floor

New York, New York 10022

Attention: Richard Silfen

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP

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767 Fifth Avenue

New York, New York 10153

Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.

Facsimile: (212) 310-8007

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

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14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

Cole REIT Advisors V, Inc.

By:
Name:

[ARCP Sub-advisor]

By:
Name:

Signature Page to Sub-advisory Agreement between Cole REIT Advisors V, LLC and
[ARCP Sub-advisor]

Exhibit K-3

Form of

Sub-advisory Agreement

between

Cole Corporate Income Advisors, LLC

_______________

and

[ARCP Sub-advisor]

_______________

[•] [•], 2014

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Article 14 – Miscellaneous		12

14.1	Reaffirmation of Advisory Agreement	12

14.2	Notices	12

14.3	Modification	13

14.4	Severability	13

14.5	Construction	13

14.6	Entire Agreement	13

14.7	Waiver	13

14.8	Gender	14

14.9	Titles Not to Affect Interpretation	14

14.10	Counterparts	14

ii

Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•], 2014 (this “Agreement”), is between, Cole Corporate Income Advisors, LLC, a Delaware limited liability company (the “Advisor”) and [ARCP Sub-advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Corporate Income Trust, Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Advisory Agreement between the Company and the Advisor, dated as of January 18, 2011 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by,

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controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Investment Allocation Agreement” means that certain investment allocation agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P. and the [ARCP Sub-advisors].

“Non-Competition Agreement” means that certain non-competition agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P., RCS Capital Corporation and certain of ARC Properties Operating Partnership, L.P.’s key executives.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated May 1, 2013, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“SIR Transaction” means the transaction announced in the Company’s press release dated September 2, 2014 and filed as Exhibit 99.1 to the Company’s current report on Form 8-K, filed with the U.S. Securities and Exchange Commission on September 2, 2014.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(a), (c), (d) (as it relates to the Assets), (e) (as it relates to the Assets), (f) (as it relates to the Assets), (g), (h), (i), (o), (q)

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and (s) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r) and (u) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof and, subject to the Investment Allocation Agreement, the Sub-advisor undertakes to use commercially reasonable best efforts to present investment opportunities to the Company consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and to manage and supervise the operations and administration of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement; provided, however that third-party property management fees payable by tenants of a property, including amounts payable to affiliates of the Sub-advisor, may be charged to and paid by such tenant and will not reduce the fees paid to the Sub-advisor.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority to enter into contracts in the name of the Company to the extent set forth in Section 2.02 of the Advisory Agreement in connection with the performance of its duties under Article 2, shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement with respect to the Assets, shall maintain books and records for the Company with respect to the Assets as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein. The Advisor hereby grants to the Sub-

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Advisor, to the extent of any proprietary interest the Advisor or its Affiliates may have in any of the names “Cole” or any derivative thereof a non-transferable, non-assignable, non-exclusive, royalty-free right and license to use the name “Cole” or any derivative thereof solely in connection with providing services hereunder until the expiration or termination of this Agreement.

Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Acquisition Fees. Acquisition Fees equal to 1.00% of the Contract Purchase Price of each Asset.

5.2	Advisory Fees. Advisory Fees calculated according to the following schedule:

Average Invested Assets	Annualized Fee Rate

$0 — $2 billion	0.375%

Over $2 billion — $4 billion	0.350%

Over $4 billion	0.325%

The Advisory Fee shall be applied according to the above schedule for each level of monthly Average Invested Assets, resulting in a blended annualized rate for fees paid in respect of Average Invested Assets in excess of $2 billion.

5.3	Disposition Fees. 25% of any Disposition Fees paid to Advisor on the Sale of a Property, except that the Sub-advisor is entitled to 100% of any Disposition Fees payable to the Advisor in connection with the SIR Transaction.

5.4	Subordinated Performance Fee. 15% of all Subordinated Performance Fees paid to the Advisor, in whatever form payable by the Company (i.e., cash, securities or a promissory note), except that the Sub-advisor is entitled to 100% of any Subordinated Performance Fees payable to the Advisor in connection with the SIR Transaction.

5.5	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the

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extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	Acquisition Expenses incurred in connection with the selection and acquisition of Assets in an amount up to 0.5% of the Contract Purchase Price;

(B)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses, including property management and leasing services;

(C)	Expenses of managing and operating Assets owned by the Company, whether payable to an Affiliate of the Company or the Sub-advisor, including wages and salaries and other personnel-related expenses, unless otherwise waived, in whole or in part, by the Sub-advisor or the Affiliate in its sole discretion, of all on-site and off-site employees of the Sub-advisor or the Affiliate who are engaged in the operation, management, maintenance and leasing or access control of the Asset, or to a non-affiliated Person; and

(D)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee.

Notwithstanding anything to the contrary contained in this Article 5:

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(i)	All Acquisition Fees and Acquisition Expenses payable in connection with those certain Assets separately disclosed in writing prior to the date of the Purchase Agreement, with respect to which Sub-advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Sub-advisor and the Advisor shall not be entitled to any Acquisition Fees or Acquisition Expenses with respect to such Assets;

(ii)	All expenses incurred by the Advisor incurred prior to the date of this Agreement shall be treated as expenses of the Sub-Advisor for purposes of this Agreement; and

(iii)	All expenses incurred by the Sub-advisor under the Interim Sub-advisory Agreement between the Advisor and a subsidiary of RCS Capital Corporation, shall be treated as expenses of the Advisor for purposes of this Agreement.

Article 6

Allocation of Expense Reimbursements

6.1	Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.2	Quarterly Review of Expenses. Within 45 days of the end of each fiscal quarter, each Party shall provide the other Party with a detailed description of such Party’s aggregate Operating Expenses incurred during such fiscal quarter for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement.

Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor

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shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;

Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons. Nothing in this Section 8.1 shall derogate any restrictions imposed indirectly on the Sub-advisor as set forth in the Non-Competition Agreement.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Investment Opportunities and Allocation. Subject to Article 3 of this Agreement, Sub-advisor’s obligations with respect to offering investment opportunities to the Company shall be governed by the Investment Allocation

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Agreement, which cannot be amended or modified without the written consent of the Advisor.

8.5	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to an amendment to the Advisory Agreement or waive any provision thereof, to the extent that such amendment or waiver would directly or indirectly reduce the amount payable to the Sub-advisor pursuant to Article 5 of this Agreement or adversely impact the Sub-advisor’s right to indemnification under Article 13 of this Agreement without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

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Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles;

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

Article 11

Term and Termination of the Agreement

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11.1	Term. This Agreement shall have an initial term ending January 18, 2015 and shall be automatically renewed for an unlimited number of successive one-year terms upon renewal of the Advisory Agreement. This Agreement shall be co-terminus with the Advisory Agreement.

11.2	Termination. Subject to last sentence of Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

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(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

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The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole Corporate Income Advisors, LLC

2555 E. Camelback Road, Suite 400

Phoenix, Arizona 85016

Attention: President

with a copy to (which shall not constitute Notice):

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.

Facsimile: (215) 405-2906

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To the Sub-advisor:

[ARCP Sub-advisor]

405 Park Avenue, 15th Floor

New York, New York 10022

Attention: Richard Silfen

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.

Facsimile: (212) 310-8007

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or

13

privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

Cole Corporate Income Advisors, LLC

By:
Name:

[ARCP Sub-advisor]

By:
Name:

Signature Page to Sub-advisory Agreement between Cole Corporate Income Advisors,
LLC and [ARCP Sub-advisor]

Exhibit K-4

Form of

Sub-advisory Agreement

between

Cole Corporate Income Advisors II, LLC

_______________

and

[ARCP Sub-advisor]

_______________

[•] [•], 2014

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Article 13 – Indemnification and Limitation of Liability		11

Article 14 – Miscellaneous		12

14.1	Reaffirmation of Advisory Agreement	12

14.2	Notices	12

14.3	Modification	13

14.4	Severability	13

14.5	Construction	13

14.6	Entire Agreement	13

14.7	Waiver	13

14.8	Gender	13

14.9	Titles Not to Affect Interpretation	13

14.10	Counterparts	13

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Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•], 2014 (this “Agreement”), is between, Cole Corporate Income Advisors II, LLC, a Delaware limited liability company (the “Advisor”) and [ARCP Sub-advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Advisory Agreement between the Company and the Advisor, dated as of August 27, 2013 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by, controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

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“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Investment Allocation Agreement” means that certain investment allocation agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P. and the [ARCP Sub-advisors].

“Non-Competition Agreement” means that certain non-competition agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P., RCS Capital Corporation and certain of ARC Properties Operating Partnership, L.P.’s key executives.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated September 17, 2013, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(a), (c), (d) (as it relates to the Assets), (e) (as it relates to the Assets), (f) (as it relates to the Assets), (g), (h), (i), (o), (q) and (s) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(l), (m), (p), (r) and (u) of the Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent

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with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof and, subject to the Investment Allocation Agreement, the Sub-advisor undertakes to use commercially reasonable best efforts to present investment opportunities to the Company consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and to manage and supervise the operations and administration of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement; provided, however that third-party property management fees payable by tenants of a property, including amounts payable to affiliates of the Sub-advisor, may be charged to and paid by such tenant and will not reduce the fees paid to the Sub-advisor.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority to enter into contracts in the name of the Company to the extent set forth in Section 2.02 of the Advisory Agreement in connection with the performance of its duties under Article 2, shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement with respect to the Assets, shall maintain books and records for the Company with respect to the Assets as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein. The Advisor hereby grants to the Sub-Advisor, to the extent of any proprietary interest the Advisor or its Affiliates may have in any of the names “Cole” or any derivative thereof a non-transferable, non-assignable, non-exclusive, royalty-free right and license to use the name “Cole” or any derivative thereof solely in connection with providing services hereunder until the expiration or termination of this Agreement.

Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

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5.1	Acquisition Fees. Acquisition Fees equal to 1.00% of the Contract Purchase Price of each Asset.

5.2	Advisory Fees. Advisory Fees calculated according to the following schedule:

Average Invested Assets	Annualized Fee Rate

$0 — $2 billion	0.375%

Over $2 billion — $4 billion	0.350%

Over $4 billion	0.325%

The Advisory Fee shall be applied according to the above schedule for each level of monthly Average Invested Assets, resulting in a blended annualized rate for fees paid in respect of Average Invested Assets in excess of $2 billion.

5.3	Disposition Fees. 25% of any Disposition Fees paid to Advisor on the Sale of a Property.

5.4	Subordinated Performance Fee. 15% of all Subordinated Performance Fees paid to the Advisor, in whatever form payable by the Company (i.e., cash, securities or a promissory note).

5.5	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	Acquisition Expenses incurred in connection with the selection and acquisition of Assets in an amount up to 0.5% of the Contract Purchase Price;

(B)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses, including property management and leasing services;

(C)	Expenses of managing and operating Assets owned by the Company, whether payable to an Affiliate of the Company or the Sub-advisor, including wages and salaries and other personnel-related expenses, unless otherwise waived, in whole or in part, by the Sub-advisor or the Affiliate in its sole discretion, of all on-site and off-site employees of the Sub-advisor or the Affiliate who are engaged in the

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operation, management, maintenance and leasing or access control of the Asset, or to a non-affiliated Person;

(D)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee; and

(E)	To the extent that the Sub-advisor or its Affiliates are requested and authorized in writing to provide any services in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, the Sub-advisor shall, subject to Section 6.1, be entitled to reimbursement out of reimbursements paid by the Company to the Advisor for Organization and Offering Expenses.

Notwithstanding anything to the contrary contained in this Article 5:

(i)	All Acquisition Fees and Acquisition Expenses payable in connection with those certain Assets separately disclosed in writing prior to the date of the Purchase Agreement, with respect to which Sub-advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Sub-advisor and the Advisor shall not be entitled to any Acquisition Fees or Acquisition Expenses with respect to such Assets;

(ii)	All expenses incurred by the Advisor incurred prior to the date of this Agreement shall be treated as expenses of the Sub-Advisor for purposes of this Agreement; and

(iii)	All expenses incurred by the Sub-advisor under the Interim Sub-advisory Agreement between the Advisor and a subsidiary of RCS Capital Corporation, shall be treated as expenses of the Advisor for purposes of this Agreement.

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Article 6

Allocation of Expense Reimbursements

6.1	O&O Expense Reimbursements. All Organization and Offering Expense reimbursements received from the Company, to the extent that they are less than the full amount of Organization and Offering Expense reimbursements due to the Advisor and the Sub-advisor, will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such Organization and Offering Expenses reimbursements due each that relate to the period commencing on the date of this Agreement and ending as of the date of the reimbursement; provided, however that within 50 days after the end of the month in which the Offering terminates, the Sub-advisor shall reimburse the Advisor the Sub-advisor’s pro rata share of reimbursements to the Company by the Advisor (based on its pro rata share of reimbursements received from the Company as so determined) pursuant to Section 3.02(a) of the Advisory Agreement for Organization and Offering Expenses reimbursed by the Company to the extent that such reimbursements by the Company exceed 2.0% of the Gross Proceeds raised in the completed Offering.

6.2	All Other Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.3	Quarterly Review of Expenses. Within 45 days of the end of each fiscal quarter, each Party shall provide the other Party with a detailed description of such Party’s aggregate Organization and Offering Expenses and aggregate Operating Expenses incurred during such fiscal quarter for the purpose of the Parties’ jointly reviewing such expenses against applicable caps and limitations set forth in the Advisory Agreement.

Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

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Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;

Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons. Nothing in this Section 8.1 shall derogate any restrictions imposed indirectly on the Sub-advisor as set forth in the Non-Competition Agreement.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Investment Opportunities and Allocation. Subject to Article 3 of this Agreement, Sub-advisor’s obligations with respect to offering investment opportunities to the Company shall be governed by the Investment Allocation Agreement, which cannot be amended or modified without the written consent of the Advisor.

8.5	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

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Article 9

Other Agreements

9.1	The Advisor shall not agree to an amendment to the Advisory Agreement or waive any provision thereof, to the extent that such amendment or waiver would directly or indirectly reduce the amount payable to the Sub-advisor pursuant to Article 5 of this Agreement or adversely impact the Sub-advisor’s right to indemnification under Article 13 of this Agreement without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

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(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles;

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall have an initial term ending August 27, 2015 and shall be automatically renewed for an unlimited number of successive one-year terms upon renewal of the Advisory Agreement. This Agreement shall be co-terminus with the Advisory Agreement.

11.2	Termination. Subject to last sentence of Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder;

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provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law;

(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

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Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

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Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole Corporate Income Advisors II, LLC

2325 E. Camelback Road, Suite 1100

Phoenix, Arizona 85016

Attention: President

with a copy to (which shall not constitute Notice):

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.

Facsimile: (215) 405-2906

To the Sub-advisor:

[ARCP Sub-advisor]

405 Park Avenue, 15th Floor

New York, New York 10022

Attention: Richard Silfen

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.

Facsimile: (212) 310-8007

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Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against

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any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

[The remainder of this page is intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

Cole Corporate Income Advisors II, LLC

By:
Name:

[ARCP Sub-advisor]

By:
Name:

Signature Page to Sub-advisory Agreement between Cole Corporate Income Advisors II, LLC and [ARCP Sub-advisor]

Exhibit K-5

Form of

Sub-advisory Agreement

between

Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC

_______________

and

[ARCP Sub-advisor]

_______________

[•] [•], 2014

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14.2	Notices	12

14.3	Modification	13

14.4	Severability	13

14.5	Construction	13

14.6	Entire Agreement	13

14.7	Waiver	14

14.8	Gender	14

14.9	Titles Not to Affect Interpretation	14

14.10	Counterparts	14

ii

Sub-advisory Agreement

This Sub-advisory Agreement, dated as of [•], 2014 (this “Agreement”), is between, Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company (the “Advisor”) and [ARCP Sub-Advisor] a Delaware limited liability company (the “Sub-advisor”)(each a “Party” and collectively, the “Parties”).

WITNESSETH

WHEREAS, Cole Real Estate Income Strategy (Daily NAV), Inc., a Maryland corporation (the “Company”) has appointed Advisor as its advisor pursuant to the Amended and Restated Advisory Agreement between the Company, Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP, and the Advisor, dated as of August 26, 2013 (as the same may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Advisory Agreement”);

WHEREAS, the Advisor desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Sub-advisor and to have the Sub-advisor undertake the duties and responsibilities hereinafter set forth, on behalf of the Advisor, and subject to the supervision of the Advisor and the Board, all as provided herein; and

WHEREAS, the Sub-advisor is willing to undertake such duties and responsibilities, subject to the supervision of the Advisor and the Board, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

Article 1

Definitions

Capitalized and other terms that are defined in the Advisory Agreement but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Advisory Agreement, a copy of which is attached hereto as Appendix A.

The following defined terms used in this Agreement shall have the meanings specified below:

“Advisor” has the meaning set forth in the preamble to this Agreement.

“Advisory Agreement” has the meaning set forth in the recitals to this Agreement.

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“Affiliate” has the meaning set forth in the Advisory Agreement. For the avoidance of doubt, none of the Company, the Sub-advisor, any subsidiary of the Company, any subsidiary of the Sub-advisor and any other Person controlled by, controlling or under common control with the Sub-advisor shall be an Affiliate of the Advisor and none of the Company, the Advisor, any subsidiary of the Company, any subsidiary of the Advisor and any other Person controlled by, controlling or under common control with the Advisor shall be an Affiliate of the Sub-advisor.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the recitals to this Agreement.

“Investment Allocation Agreement” means that certain investment allocation agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P. and the [ARCP Sub-advisors].

“Non-Competition Agreement” means that certain non-competition agreement, dated the date hereof, among ARC Properties Operating Partnership, L.P., RCS Capital Corporation and certain of ARC Properties Operating Partnership, L.P.’s key executives.

“Notice” has the meaning set forth in Section 14.2 of this Agreement.

“Party” has the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus dated May 28, 2014, as amended or supplemented from time to time, filed by the Company pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended.

“Purchase Agreement” means that certain Equity Purchase Agreement, dated as of September 30, 2014, by and between ARC Properties Operating Partnership, L.P. and RCS Capital Corporation.

“Sub-advisor” has the meaning set forth in the preamble to this Agreement.

Article 2

Appointment

The Advisor, pursuant to its authority to engage a duly qualified and licensed Person in the performance of its duties under the Advisory Agreement pursuant to Section 2.02 of the Advisory Agreement, hereby appoints the Sub-advisor to serve as the Sub-advisor for the Company. The Sub-advisor hereby accepts such appointment. Subject to the supervision of, the Advisor and the Board, the Sub-advisor agrees to perform the duties of the Advisor set forth in Sections 2.02(a), (b), (e) (as it relates to the Assets), (f) , (g) (as it relates to the Assets), (h) (as it relates to the Assets), (j), (m), (s), (u), (w), (x) and (z) of the Advisory Agreement and to assist the Advisor in the performance of the duties set forth in Section 2.02(k), (p), (q), (r), (v) and (y) of the

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Advisory Agreement, all on the terms and subject to the conditions set forth in this Agreement.

Article 3

Duties of the Sub-advisor

Under the Advisory Agreement, the Advisor is responsible for using its commercially reasonable best efforts to present to the Company potential investment opportunities consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and managing and supervising the operations and administration of the Company’s Assets. Consistent with Article 2 hereof and, subject to the Investment Allocation Agreement, the Sub-advisor undertakes to use commercially reasonable best efforts to present investment opportunities to the Company consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board and to manage and supervise the operations and administration of the Company’s Assets. Subject to the limitations set forth in this Agreement and the Advisory Agreement, consistent with the provisions of the Articles of Incorporation and Bylaws and subject to the supervision of the Advisor and the continuing and exclusive authority of the Board over the supervision of the Company, the Sub-advisor shall, either directly or by engaging an Affiliate, perform, and assist the Advisor in the performance of, the duties under the Advisory Agreement set forth in Article 2 of this Agreement, which duties are incorporated herein by reference as if fully set forth herein. In the event that the Sub-advisor engages a third party to perform the services that the Advisor has engaged Sub-advisor to perform pursuant to this Agreement, such third party shall be compensated by the Sub-advisor out of the fees it received pursuant to Article 5 of this Agreement; provided, however that third-party property management fees payable by tenants of a property, including amounts payable to affiliates of the Sub-advisor, may be charged to and paid by such tenant and will not reduce the fees paid to the Sub-advisor.

Article 4

Authority and Certain Activities of Sub-advisor

To the same extent as the Advisor and subject to the supervision of the Advisor and the Board, the Sub-advisor shall have the authority to enter into contracts in the name of the Company to the extent set forth in Section 2.02 of the Advisory Agreement in connection with the performance of its duties under Article 2, shall have the authority set forth in Section 2.03 of the Advisory Agreement, shall have the authority to establish and maintain bank accounts as set forth in Section 2.04 of the Advisory Agreement with respect to the Assets, shall maintain books and records for the Company with respect to the Assets as set forth in Section 2.05 of the Advisory Agreement, and shall abide by the limitations of Section 2.06 of the Advisory Agreement, all of which are incorporated herein by reference as if fully set forth herein. The Advisor hereby grants to the Sub-Advisor, to the extent of any proprietary interest the Advisor or its Affiliates may have in

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any of the names “Cole” or any derivative thereof a non-transferable, non-assignable, non-exclusive, royalty-free right and license to use the name “Cole” or any derivative thereof solely in connection with providing services hereunder until the expiration or termination of this Agreement.

Article 5

Compensation

As compensation for the services provided pursuant to this Agreement, the Advisor shall pay to Sub-advisor, solely out of payments received by Advisor from the Company under the Advisory Agreement, simultaneously with the payment by the Company to the Advisor:

5.1	Fees. 50% of any Fees paid to the Advisor pursuant to Section 3.01 in whatever form payable by the Company; provided, however that, during the calendar month and calendar year in which this Agreement is executed, the Sub-Advisor shall be entitled to 100% of the Advisory Fee and 100% Performance Fee for such calendar month and calendar year, respectively, prorated for the number of days elapsed since the beginning of such month and year until the date hereof and 50% of the balance of the Advisory Fee and Performance fee payable for such month and year after subtracting such prorated amount from the total Advisory Fee and Performance Fee payable.

5.2	Expense Reimbursements. Subject to Article 6 of this Agreement and Section 3.04 of the Advisory Agreement, the Advisor shall reimburse Sub-advisor to the extent the Advisor receives reimbursement from the Company for the following expenses of the Sub-advisor to the extent they are actually incurred by the Sub-advisor in connection with the services the Sub-advisor provides pursuant to this Agreement; provided, however that in each case the reimbursement is permitted under the Advisory Agreement and Prospectus and such reimbursements shall be determined consistent with past practice:

(A)	Acquisition Expenses incurred in connection with the selection and acquisition of Assets in an amount up to 0.5% of the Contract Purchase Price, including such expenses incurred related to assets pursued or considered but not ultimately acquired by the Company, subject to limitations set forth in the Advisory Agreement and the Articles of Incorporation;

(B)	The actual cost incurred by the Sub-advisor of goods, services and materials used by the Company and obtained from Persons not affiliated with the Sub-advisor, other than Acquisition Expenses, including property management and leasing services;

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(C)	Expenses of managing and operating Assets and Other Investments owned by the Company, whether payable to an Affiliate of the Company or the Sub-advisor, including wages and salaries and other personnel-related expenses, unless otherwise waived, in whole or in part, by the Sub-advisor or the Affiliate in its sole discretion, of all on-site and off-site employees of the Sub-advisor or the Affiliate who are engaged in the operation, management, maintenance and leasing or access control of the Asset, or to a non-affiliated Person;

(D)	Reimbursement for administrative service expenses of the Sub-advisor, including all costs and expenses incurred by the Sub-advisor in fulfilling its duties under the Sub-advisory Agreement, provided, however that the reimbursement of the Advisor and the Sub-advisor for administrative service expenses, in each case, shall not be greater than 50% of the amounts permitted by the Advisory Agreement. Such costs and expenses may include reasonable wages and salaries and other personnel-related expenses of all employees of the Sub-advisor or its Affiliates who are engaged in the management, administration and operations and marketing of the Company and its Assets, with respect to the Sub-advisor who are engaged in the management, administration and operations of the Company’s Assets and shall include taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses which are directly related to their services provided under this Agreement, provided, however that the Sub-advisor shall not be reimbursed for salaries and benefits paid to persons who are executive officers of the Company, nor shall the Company pay personnel costs in connection with services for which the Advisor or Sub-advisor receives an Acquisition Fee or Disposition Fee; and

(E)	To the extent that the Sub-advisor or its Affiliates are requested and authorized in writing to provide any services in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, the Sub-advisor shall, subject to Section 6.1, be entitled to reimbursement out of reimbursements paid by the Company to the Advisor for Organization and Offering Expenses.

Notwithstanding anything to the contrary contained in this Article 5:

(i)	All Acquisition Fees and Acquisition Expenses payable in connection with those certain Assets separately disclosed in writing prior to the date of the Purchase Agreement, with respect to which Sub-advisor represents that a purchase agreement or letter of intent has been executed shall be paid to the Sub-advisor and the Advisor shall not be entitled to any Acquisition Fees or Acquisition Expenses with respect to such Assets;

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(ii)	All expenses incurred by the Advisor incurred prior to the date of this Agreement shall be treated as expenses of the Sub-Advisor for purposes of this Agreement; and

(iii)	All expenses incurred by the Sub-advisor under the Interim Sub-advisory Agreement between the Advisor and a subsidiary of RCS Capital Corporation, shall be treated as expenses of the Advisor for purposes of this Agreement.

Article 6

Allocation of Expense Reimbursements

6.1	O&O Expense Reimbursements. All Organization and Offering Expense reimbursements received from the Company, to the extent that they are less than the full amount of Organization and Offering Expense reimbursements due to the Advisor and the Sub-advisor, will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such Organization and Offering Expenses reimbursements due each that relate to the period commencing on the date of this Agreement and ending as of the date of the reimbursement; provided, however that within 50 days after the end of the month in which the Offering terminates, the Sub-advisor shall reimburse the Advisor the Sub-advisor’s pro rata share of reimbursements to the Company by the Advisor (based on its pro rata share of reimbursements received from the Company as so determined) pursuant to Section 3.02(a) of the Advisory Agreement for Organization and Offering Expenses reimbursed by the Company to the extent that such reimbursements by the Company exceed 15.0% of the Gross Proceeds raised in the completed Offering.

6.2	All Other Expense Reimbursements. All expense reimbursements will be apportioned between the Advisor and Sub-advisor pro rata based on the amount of such expense reimbursements due each that relate to the period commencing on the later of the date of this Agreement or the beginning of the applicable quarter to which such reimbursable expense relates and ending as of the date of the reimbursement; provided, however that the Sub-advisor shall repay the Advisor its pro rata share (as so determined) of any Excess Amount that the Advisor is required to repay the Company pursuant to Section 3.04 of the Advisory Agreement.

6.3	Review of Expenses. Within 35 days of the end of each month in the case of expenses other than Organization and Offering Expenses and 10 days of the end of each month in the case of Organization and Offering Expenses, each Party shall provide the other Party with a detailed statement of such Party’s aggregate expenses (including a specific statement of Operating Expenses) other than Organization and Offering Expenses and a statement of such Party’s aggregate Organization and Offering Expenses, respectively, incurred during such month for the purpose of the Parties’ jointly reviewing such expenses against applicable

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caps and limitations set forth in the Advisory Agreement and preparing the statements required under Section 3.04(c) and (d) of the Advisory Agreement.

Article 7

Advisor’s Responsibilities

The Advisor shall be solely responsible for all services to the Company under the Advisory Agreement other than the services covered by Article 3 of this Agreement and shall bear any expenses related thereto required to be borne by the Advisor or its Affiliates and shall be entitled to reimbursement for all expenses related thereto, to the extent permitted under the Advisory Agreement and the Prospectus. The Sub-advisor shall have no responsibility or obligation in connection with providing such services to the Company or any expenses related thereto.

Article 8

Relationship of Sub-advisor and Advisor and their Affiliates;

Other Activities of the Advisor and Sub-advisor

8.1	Relationship. The Advisor and the Sub-advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor or Sub-advisor from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or Sub-advisor, respectively, or any of their Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, member, partner, employee or equityholder of the Advisor or Sub-advisor or their Affiliates to engage in or earn fees from any other business or to render services of any kind to any other Person. Each of the Advisor and the Sub-advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or which would reasonably result in a conflict of interest between its obligations to the Company and its obligations to or its interest in any other Persons. Nothing in this Section 8.1 shall derogate any restrictions imposed indirectly on the Sub-advisor as set forth in the Non-Competition Agreement.

8.2	Time Commitment. The Sub-advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. Each Party acknowledges that the other Party and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates.

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8.3	Advisor and Sub-advisor Meetings. The Parties shall meet on a regular basis (frequency to be determined) to discuss and consult with one another regarding the Company and its assets and opportunities. The Parties will provide each other information regarding the operations and acquisitions of the Company as reasonably requested by the other. Each of Advisor and Sub-advisor shall have direct access to the books and records of the Company and of each attorney, accountant, servicer and other contracting party of the Company (except to the extent such attorney represents either Party with respect to this Agreement).

8.4	Investment Opportunities and Allocation. Subject to Article 3 of this Agreement, Sub-advisor’s obligations with respect to offering investment opportunities to the Company shall be governed by the Investment Allocation Agreement, which cannot be amended or modified without the written consent of the Advisor.

8.5	Prospectus Guidance. Each of the Advisor and Sub-advisor has read and will abide by the Prospectus with respect to the Company’s investment objectives, targeted assets and investment restrictions, targeted markets, leverage, distribution policy, and investor profile except to the extent directed by the Board.

Article 9

Other Agreements

9.1	The Advisor shall not agree to any amendment to the Advisory Agreement or waive any provision thereof without the prior written consent of the Sub-advisor.

9.2	The Sub-advisor shall use its commercially reasonable efforts to cooperate with the Advisor to provide an orderly transfer and transition of services upon the expiration or earlier termination of this Agreement and shall provide any and all documents, reports and materials belonging or related to the services provided to the Advisor hereunder, including any and all other documents, reports and materials otherwise belonging or related to the Advisor or the Company. Furthermore, the Sub-advisor will, whenever and as reasonably requested, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any documents that may be necessary to transition efficiently any services covered under this Agreement.

9.3	The Advisor shall have the right, but not the obligation, upon request and during normal business hours, to meet with key personnel and/or other executive level employees of the Sub-advisor on an ongoing and regular basis to provide feedback and input regarding the performance of the Sub-advisor’s services hereunder

9.4	The Sub-advisor shall maintain appropriate records of all its activities hereunder and shall, at the Advisor’s election, provide copies of such records to the Company or make such records available for inspection and duplication by the

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Company, its counsel, auditors and authorized agents, upon notice from the Advisor.

9.5	The Sub-advisor will utilize the Advisor’s accounting system in connection with performing such duties, or a system mutually agreed to between Advisor and Sub-advisor.

Article 10

Representations and Warranties

10.1	The Advisor and the Sub-advisor each hereby represents and warrants to, and agrees with, the other as follows:

(A)	Such Party is duly formed and validly existing under the laws of the jurisdiction of its organization;

(B)	Such Party has full power and authority to enter into this Agreement and to conduct its business to the extent contemplated in this Agreement;

(C)	This Agreement has been duly authorized, executed and delivered by such Party and constitutes the valid and legally binding agreement of such Party, enforceable in accordance with its terms against such Party, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, and by general equitable principles;

(D)	The execution and delivery of this Agreement by such Party and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate to which such Party is a party or by which it is bound or to which its properties are subject or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Party is subject;

(E)	To the knowledge of such Party, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Party is required for the execution and delivery of this Agreement by such Party and the performance of its obligations and duties hereunder and such execution, delivery and performance shall not violate any other agreement to which such Party is bound; and

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(F)	Such Party is duly qualified and licensed to do and perform all acts and receive all fees as contemplated by this Agreement and the Advisory Agreement.

Article 11

Term and Termination of the Agreement

11.1	Term. This Agreement shall have an initial term ending November 30, 2014 and shall be automatically renewed for an unlimited number of successive one-year terms upon renewal of the Advisory Agreement. This Agreement shall be co-terminus with the Advisory Agreement.

11.2	Termination. Subject to last sentence of Section 11.1:

(A)	This Agreement may be terminated by the Advisor, if the Sub-advisor materially breaches this Agreement; provided, however, that the Sub-advisor shall have 30 calendar days after the receipt of notice of such breach from the Advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Sub-advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(B)	This Agreement may be terminated by the Advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by Sub-advisor or any Affiliate thereof in the performance of their respective duties hereunder; provided, however, that the Sub-advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Advisor;

(C)	This Agreement may be terminated by the Sub-advisor, if the Advisor materially breaches this Agreement; provided, however, that the Advisor shall have 30 calendar days after the receipt of notice of such breach from the Sub-advisor to cure such breach or, if such material breach is not of a nature that can be remedied within such period, the Advisor does not diligently take all reasonable steps to cure such breach and does not cure such breach within 60 days;

(D)	This Agreement may be terminated by the Sub-advisor, as a result of any fraud, criminal conduct, gross negligence or willful misconduct by the Advisor or any Affiliate thereof in the performance of their respective duties hereunder or under the Advisory Agreement; provided, however, that the Advisor does not cure any such act within 30 calendar days after the receipt of notice of such act (or at such later time as may be stated in the notice) from the Sub-advisor;

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(E)	This Agreement may be terminated by either Party, if the other Party (1) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (2) consents to the entry of an order for relief in an involuntary case under any such law, (3) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the other Party or for any substantial part of its property, or (4) makes any general assignment for the benefit of creditors under applicable state law; or

(F)	This Agreement may be terminated by either Party, if: (1) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect has been commenced against the other Party, and such case has not been dismissed within 60 days after the commencement thereof; or (2) a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) has been appointed for the other Party or has taken possession of the other Party or any substantial part of its property, and such appointment has not been rescinded or such possession has not been relinquished within 60 days after the occurrence thereof.

11.3	Survival upon Termination. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. The provisions of Articles 1, 5, 6, 9, 11, 13 and 14 shall survive termination of this Agreement.

11.4	Sub-advisor’s Obligations on Termination and Obligations. After termination of this Agreement, the Sub-advisor shall have the responsibilities to the same extent as the Advisor as set forth in Section 4.03 of the Advisory Agreement.

Article 12

Assignment

This Agreement shall not be assigned by the Sub-advisor, except that this Agreement may be assigned by the Sub-advisor to an Affiliate of the Sub-advisor with the consent of the Advisor, such consent not to be unreasonably withheld, conditioned or delayed. This Agreement shall not be assigned by the Advisor without the consent of the Sub-advisor; provided, however, this Agreement may be assigned without the consent of the Sub-advisor to a permitted assignee of the Advisor under the Advisory Agreement in connection with such a permitted assignment of the Advisory Agreement by the Advisor.

Article 13

Indemnification and Limitation of Liability

The Advisor shall indemnify and hold harmless the Sub-advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including,

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without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Sub-advisor becomes subject to or liable (1) that are related to or a result of the performance of, or failure to perform, services by the Advisor which are required to be performed by it under this Agreement or under the Advisory Agreement or (2) by reason of actions or inactions of the Advisor (except in each case to the extent that such performance or failure to perform or action or inaction results from any performance or failure to perform services by Sub-advisor under this Agreement).

The Sub-advisor shall indemnify and hold harmless the Advisor from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that the Advisor becomes subject to or liable, including as a result of claims asserted against it for breach of or indemnification under the Advisory Agreement, (1) that are related to or a result of the performance of, or failure to perform, services by Sub-advisor under this Agreement or (2) by reason of actions or inactions of the Sub-advisor or its Affiliates or the Advisor is required to indemnify the Company or Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP under Section 5.02 of the Advisory Agreement as a result of any action or inaction by Sub-advisor under this Agreement.

Article 14

Miscellaneous

14.1	Reaffirmation of Advisory Agreement. Sub-advisor shall use, and shall cause its Affiliates to use, commercially reasonable best efforts to assist Advisor in obtaining the reaffirmation or renewal by the Company, or causing the reaffirmation or renewal by the Company, of the Advisory Agreement.

14.2	Notices. Any notice, request, demand, approval, consent, waiver or other communication required or permitted to be given hereunder or to be served upon any of the Parties hereto (each a “Notice”) shall be in writing and shall be (a) delivered in person, (b) sent by facsimile transmission (with the original thereof also contemporaneously given by another method specified in this Section 14.2), (c) sent by a nationally-recognized overnight courier service, or (d) sent by certified or registered mail (postage prepaid, return receipt requested), to the address of such Party set forth herein.

To the Advisor:

Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC

2325 E. Camelback Road, Suite 1100

Phoenix, Arizona 85016

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Attention: President

with a copy to (which shall not constitute Notice):

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attention: Darrick M. Mix, Esq. and Chad J. Rubin, Esq.

Facsimile: (215) 405-2906

To the Sub-advisor:

[ARCP Sub-advisor]

405 Park Avenue, 15th Floor

New York, New York 10022

Attention: Richard Silfen

with a copy to (which shall not constitute Notice):

Weil, Gotshal and Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Michael Aiello, Esq. and Matthew Gilroy, Esq.

Facsimile: (212) 310-8007

Either Party may at any time give Notice in writing to the other Party of a change in its address for the purposes of this Section 14.2. Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

14.3	Modification. This Agreement shall not be amended, supplemented, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both Parties hereto, or their respective successors or permitted assigns.

14.4	Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

14.5	Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof.

14.6	Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature

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whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. In all events, nothing contained herein shall be read, construed, interpreted or applied in any manner that prevents or hinders the Company from qualifying as a real estate investment trust under Section 856(c) of the Code.

14.7	Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

14.8	Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

14.9	Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

14.10	Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterpart signature pages or counterparts hereof, individually or taken together, shall bear the signatures of all of the Parties reflected hereon as the signatories.

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Signature page follows.]

14

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC

By:
Name:

[ARCP Sub-advisor]

By:
Name:

Signature Page to Sub-advisory Agreement between Cole Real Estate Income Strategy
(Daily NAV) Advisors, LLC and [ARCP Sub-advisor]